(2_FIDELITY_LOGOS)(registered trademark)

FIDELITY ADVISOR
GROWTH & INCOME
FUND - CLASS A, CLASS T, CLASS B AND CLASS C

ANNUAL REPORT
NOVEMBER 30, 1998

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the last six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   27  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  36  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  44  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          45


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME      23.24%       54.10%
- CL A

FIDELITY ADV GROWTH & INCOME      16.16%       45.24%
- CL A  (INCL. 5.75% SALES
CHARGE)

S&P 500 (registered trademark)    23.66%       62.13%

Growth & Income Funds Average     12.35%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 746 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME     23.24%       25.31%
- CL A

FIDELITY ADV GROWTH & INCOME     16.16%       21.50%
- CL A  (INCL. 5.75% SALES
CHARGE)

S&P 500                          23.66%       28.68%

Growth & Income Funds Average    12.35%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Growth & Income -CL A    S&P 500
             00272                       SP001
  1996/12/31       9425.00                    10000.00
  1997/01/31       9632.35                    10624.80
  1997/02/28       9698.33                    10708.10
  1997/03/31       9264.28                    10268.10
  1997/04/30       9754.85                    10881.11
  1997/05/31      10292.59                    11543.55
  1997/06/30      10792.53                    12060.70
  1997/07/31      11680.88                    13020.37
  1997/08/31      11076.05                    12290.97
  1997/09/30      11643.08                    12964.15
  1997/10/31      11293.41                    12531.14
  1997/11/30      11784.84                    13111.21
  1997/12/31      12063.90                    13336.33
  1998/01/31      12121.48                    13483.83
  1998/02/28      12946.86                    14456.28
  1998/03/31      13609.30                    15196.59
  1998/04/30      13705.34                    15349.47
  1998/05/31      13618.90                    15085.61
  1998/06/30      14263.14                    15698.39
  1998/07/31      14330.47                    15531.20
  1998/08/31      12204.94                    13285.70
  1998/09/30      12753.01                    14136.78
  1998/10/31      13686.63                    15286.67
  1998/11/30      14524.00                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981210 101922 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class A on December 31, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $14,524 - a 45.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213- a 62.13% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME     23.00%       53.55%
- CL T

FIDELITY ADV GROWTH & INCOME     18.70%       48.17%
- CL T  (INCL. 3.50% SALES
CHARGE)

S&P 500                          23.66%       62.13%

Growth & Income Funds Average    12.35%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 746 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME     23.00%       25.07%
- CL T

FIDELITY ADV GROWTH & INCOME     18.70%       22.77%
- CL T  (INCL. 3.50% SALES
CHARGE)

S&P 500                          23.66%       28.68%

Growth & Income Funds Average    12.35%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Growth & Income -CL T    S&P 500
             00274                       SP001
  1996/12/31       9650.00                    10000.00
  1997/01/31       9852.65                    10624.80
  1997/02/28       9910.55                    10708.10
  1997/03/31       9456.48                    10268.10
  1997/04/30       9968.42                    10881.11
  1997/05/31      10509.34                    11543.55
  1997/06/30      11030.92                    12060.70
  1997/07/31      11930.02                    13020.37
  1997/08/31      11311.29                    12290.97
  1997/09/30      11891.35                    12964.15
  1997/10/31      11533.65                    12531.14
  1997/11/30      12046.04                    13111.21
  1997/12/31      12321.85                    13336.33
  1998/01/31      12380.76                    13483.83
  1998/02/28      13225.13                    14456.28
  1998/03/31      13902.81                    15196.59
  1998/04/30      14001.06                    15349.47
  1998/05/31      13902.81                    15085.61
  1998/06/30      14561.49                    15698.39
  1998/07/31      14630.32                    15531.20
  1998/08/31      12457.40                    13285.70
  1998/09/30      13008.00                    14136.78
  1998/10/31      13961.73                    15286.67
  1998/11/30      14817.13                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981210 102649 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $14,817 - a 48.17% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213 - a 62.13% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME     22.39%       52.04%
- CL B

FIDELITY ADV GROWTH & INCOME     17.39%       48.04%
- CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          23.66%       62.13%

Growth & Income Funds Average    12.35%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 746 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME     22.39%       24.43%
- CL B

FIDELITY ADV GROWTH & INCOME     17.39%       22.71%
- CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          23.66%       28.68%

Growth & Income Funds Average    12.35%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND

             FA Growth & Income -CL B    S&P 500
             00244                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10210.00                    10624.80
  1997/02/28      10270.00                    10708.10
  1997/03/31       9799.46                    10268.10
  1997/04/30      10329.97                    10881.11
  1997/05/31      10880.50                    11543.55
  1997/06/30      11411.01                    12060.70
  1997/07/31      12331.90                    13020.37
  1997/08/31      11691.29                    12290.97
  1997/09/30      12281.86                    12964.15
  1997/10/31      11911.50                    12531.14
  1997/11/30      12421.99                    13111.21
  1997/12/31      12707.01                    13336.33
  1998/01/31      12757.76                    13483.83
  1998/02/28      13630.60                    14456.28
  1998/03/31      14320.76                    15196.59
  1998/04/30      14412.11                    15349.47
  1998/05/31      14310.61                    15085.61
  1998/06/30      14980.47                    15698.39
  1998/07/31      15041.37                    15531.20
  1998/08/31      12808.50                    13285.70
  1998/09/30      13366.72                    14136.78
  1998/10/31      14330.91                    15286.67
  1998/11/30      14804.00                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981210 102025 R00000000000026


$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class B on December 31, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $14,804 - a 48.04% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213 - a 62.13% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FIDELITY ADVISOR GROWTH & INCOME FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares 1.00% 12b-1 fee. Class C's contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME     22.20%       51.78%
- CL C

FIDELITY ADV GROWTH & INCOME     21.20%       51.78%
- CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          23.66%       62.13%

Growth & Income Funds Average    12.35%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 746 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME     22.20%       24.32%
- CL C

FIDELITY ADV GROWTH & INCOME     21.20%       24.32%
- CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                          23.66%       28.68%

Growth & Income Funds Average    12.35%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Growth & Income -CL C    S&P 500
             00481                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10210.00                    10624.80
  1997/02/28      10270.00                    10708.10
  1997/03/31       9799.46                    10268.10
  1997/04/30      10329.97                    10881.11
  1997/05/31      10880.50                    11543.55
  1997/06/30      11411.01                    12060.70
  1997/07/31      12331.90                    13020.37
  1997/08/31      11691.29                    12290.97
  1997/09/30      12281.86                    12964.15
  1997/10/31      11911.50                    12531.14
  1997/11/30      12421.24                    13111.21
  1997/12/31      12705.87                    13336.33
  1998/01/31      12756.53                    13483.83
  1998/02/28      13607.65                    14456.28
  1998/03/31      14296.64                    15196.59
  1998/04/30      14387.83                    15349.47
  1998/05/31      14276.38                    15085.61
  1998/06/30      14945.11                    15698.39
  1998/07/31      15005.90                    15531.20
  1998/08/31      12776.80                    13285.70
  1998/09/30      13334.07                    14136.78
  1998/10/31      14306.77                    15286.67
  1998/11/30      15178.15                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981210 102223 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class C on December 31, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment, would have grown to $15,178 - a 51.78% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213 - a 62.13% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Beth Terrana, Portfolio Manager of Fidelity Advisor Growth & Income Fund
Q. HOW DID THE FUND PERFORM, BETH?
A. For the 12 months that ended November 30, 1998, the fund's Class A, Class T, Class B and Class C shares returned 23.24%, 23.00%, 22.39% and 22.20%, respectively. The growth and income funds average returned 12.35% in that time, according to Lipper Analytical Services, while the Standard & Poor's 500 Index returned 23.66%.
Q. WHICH MARKET SECTORS HELPED FUND PERFORMANCE DURING THE PERIOD?
A. Good stock selection across several industry groups - including media and leisure, diversified manufacturing and retail - helped performance. Media stock Time Warner benefited from a renewed emphasis on balance-sheet management and an improved return on assets, which translated into a nice increase in its stock price. Diversified manufacturing company Tyco International and retail-store chain Wal-Mart also contributed positively to performance during the period, as each company experienced better-than-expected earnings growth. Lastly, the fund's stake in General Electric also helped. GE has a history of good dividend payments, tremendous product lines with dominant share in most of their markets and solid earnings growth - attributes that were particularly appealing to wary investors concerned with global financial turmoil.
Q. WHICH MARKET SECTORS HURT THE FUND'S PERFORMANCE?
A. An underweighted position in the technology sector was the primary detractor from fund performance relative to the S&P 500. The fund's underweighted exposure to the utility sector also hurt, as utility companies gained favor among risk-averse investors seeking high-dividend yields and greater protection from foreign market volatility.
Q. TOGETHER, RETAIL AND FINANCE STOCKS REPRESENTED ABOUT 24% OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD. HOW DID THESE TWO SECTORS FARE?
A. Although retail stocks were solid performers over the past 12 months, finance stocks lagged the S&P 500 during the year, with bank stocks particularly hard hit over the past few months. The weakness among finance companies was a result of a number of interrelated events. Many global banks suffered from trading losses and credit losses in emerging markets. In addition, lending to hedge funds became a loss-making proposition and equity market-related revenue sources dried up. The subsequent tightening of credit markets further depressed U.S. stock and bond markets and harmed many finance stocks. The fund's positions in Citicorp - which merged with Travelers during the period to form Citigroup - and Merrill Lynch performed weakly due to these negative trends. At the end of the period, the fund no longer owned a position in Merrill Lynch. Lastly, a rise in consumer spending growth over the past 12 months helped propel the retail sector to strong gains, and the fund benefited by overweighting the retail sector during the year.
Q. ARE THERE ANY OTHER GROUPS OF STOCKS THAT RECENTLY CAUGHT YOUR EYE?
A. I've recently added to several of the fund's health care holdings, as business profiles for both the pharmaceutical and medical device industries continued to be healthy. Unit growth has been strong - driven mainly by favorable demographics and new product development - and the pricing environment within these areas has been relatively calm. I've played health care in a couple of ways. First, the fund held positions in some of the larger drug stocks, including Merck, American Home Products and Schering-Plough. The fund also had stakes in two of the largest drug wholesalers - McKesson and Cardinal Health
- each of which benefited from industry consolidation, a focus on bringing more value to their customers and the underlying growth in pharmaceutical usage. Retail drug stores such as CVS also appealed to me. CVS has also benefited from growing pharmaceutical usage, as well as from excellent merchandising in its stores and strong management.
Q. WHAT ARE YOUR THOUGHTS GOING FORWARD?
A. The market should continue to focus its attention on the state of the U.S. economy and whether or not we will enter a recession along with a large part of the world. Actions by central bankers and government policy around the world will be scrutinized. Much attention also will be focused on U.S. consumers who, to some extent, have the weight of the world resting on their shoulders. While this may sound a bit drastic, it's not very far from the truth. High employment levels, high personal income and low interest rates have made the U.S. consumer one of the last strengths in the global economy, so U.S. consumer trends could heavily impact the direction of many economies. As corporate profit growth slows from very high levels, it becomes even more important to know what you own and understand the risk and potential reward of any particular stock.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BETH TERRANA ON HOW
SHE PICKS STOCKS:
"Given the high levels of market
volatility over the past year, I believe
it's increasingly important for you
to understand how I manage Fidelity
Advisor Growth & Income. I've been
picking stocks for a long time, and
while market trends change
constantly, my investment approach
has stayed about the same. I have
an eclectic, company-specific
approach to stock picking that
leads to investments in both growth
and value stocks - with the mix
being a function of market
conditions and overall valuation
levels. When choosing stocks I
emphasize fundamental, bottom-up
analysis and frequent company
contact. Over my years as a
portfolio manager at Fidelity, I have
been most successful at identifying
companies in the midst of change
and assessing whether their
evolving prospects are accurately
reflected in their stock prices. My
preferred investments include
turnarounds/restructurings and
undervalued growth stocks. The
former category includes companies
that are undergoing strategic
restructuring that enhances their
growth prospects. The latter
category includes companies whose
growth prospects are misperceived
by the market. In other words, I
focus on `growth at a price' as
opposed to growth at any price.
Similarly, I won't purchase value
stocks solely because of their value
merits - earnings growth must be
expected. I also keep Advisor Growth
& Income diversified across
industry sectors. I believe the
fund's well-rounded profile, with
investments in both growth and
value stocks, makes it an
excellent choice as a core
holding."
FUND FACTS
GOAL: seeks a high total return
through a combination of
current income and capital
appreciation
START DATE: December 31,
1996
SIZE: as of November 30,
1998, more than $749 million
MANAGER:  Beth Terrana, since
inception; joined Fidelity in
1983
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Time Warner, Inc.               3.6                      3.0

General Electric Co.            3.2                      3.0

Microsoft Corp.                 2.2                      1.5

Philip Morris Companies, Inc.   2.2                      0.9

Wal-Mart Stores, Inc.           2.0                      2.6

Merck & Co., Inc.               2.0                      1.5

Fannie Mae                      1.9                      1.0

MCI WorldCom, Inc.              1.9                      1.3

Tyco International Ltd.         1.8                      2.6

Citigroup, Inc.                 1.7                      3.2

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         14.6                     17.5

TECHNOLOGY                      12.2                     9.7

HEALTH                          10.3                     11.5

RETAIL & WHOLESALE              9.8                      11.6

MEDIA & LEISURE                 8.7                      8.6


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 9.4
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 1.3
Row: 1, Col: 4, Value: 87.59999999999999
Stocks 90.8%
Bonds 0.0%
Convertible
securities 1.5%
Short-term
investments 7.7%
FOREIGN
INVESTMENTS 5.3%
Stocks 87.6%
Bonds 1.3%
Convertible
securities 1.7%
Short-term
investments 9.4%
FOREIGN
INVESTMENTS 3.0%
Row: 1, Col: 1, Value: 7.7
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 90.8
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 87.6%

                                 SHARES                  VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.4%

AEROSPACE & DEFENSE - 0.8%

Gulfstream Aerospace Corp. (a)    21,700                 $ 1,114,838

Textron, Inc.                     65,400                  5,080,762

                                                          6,195,600

DEFENSE ELECTRONICS - 0.4%

Raytheon Co.:

Class A                           12,600                  689,063

Class B                           38,400                  2,126,400

                                                          2,815,463

SHIP BUILDING & REPAIR - 0.2%

General Dynamics Corp.            22,300                  1,294,794

TOTAL AEROSPACE & DEFENSE                                 10,305,857

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.4%

du Pont (E.I.) de Nemours &       7,600                   446,500
Co.

Monsanto Co.                      42,800                  1,939,375

Praxair, Inc.                     24,200                  924,138

                                                          3,310,013

METALS & MINING - 0.2%

Aluminum Co. of America           21,800                  1,615,925

TOTAL BASIC INDUSTRIES                                    4,925,938

CONSTRUCTION & REAL ESTATE -
1.7%

BUILDING MATERIALS - 1.3%

Masco Corp.                       306,100                 8,838,638

Sherwin-Williams Co.              24,700                  700,863

                                                          9,539,501

REAL ESTATE INVESTMENT TRUSTS
- 0.4%

Duke Realty Investments, Inc.     47,200                  1,070,850

Equity Residential Properties     30,700                  1,298,994
Trust (SBI)

Public Storage, Inc.              39,800                  1,057,188

                                                          3,427,032

TOTAL CONSTRUCTION & REAL                                 12,966,533
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

DURABLES - 2.0%

AUTOS, TIRES, & ACCESSORIES -
0.8%

Danaher Corp.                     33,900                 $ 1,546,688

Federal-Mogul Corp.               5,400                   306,450

Ford Motor Co.                    62,900                  3,475,225

General Motors Corp.              5,500                   385,000

Pep Boys-Manny, Moe & Jack        15,000                  211,875

                                                          5,925,238

CONSUMER DURABLES - 0.1%

Minnesota Mining &                11,200                  899,500
Manufacturing Co.

CONSUMER ELECTRONICS - 0.9%

Black & Decker Corp.              70,300                  3,809,381

Newell Co.                        58,700                  2,597,475

                                                          6,406,856

HOME FURNISHINGS - 0.1%

Leggett & Platt, Inc.             31,600                  716,925

TEXTILES & APPAREL - 0.1%

VF Corp.                          21,900                  1,074,469

TOTAL DURABLES                                            15,022,988

ENERGY - 3.7%

ENERGY SERVICES - 0.6%

Halliburton Co.                   77,900                  2,288,313

Schlumberger Ltd.                 49,100                  2,194,156

                                                          4,482,469

OIL & GAS - 3.1%

Atlantic Richfield Co.            700                     46,550

British Petroleum Co. PLC ADR     59,599                  5,490,558

Chevron Corp.                     27,600                  2,308,050

Exxon Corp.                       47,100                  3,535,444

Mobil Corp.                       24,400                  2,102,975

Royal Dutch Petroleum Co. (NY     65,600                  3,083,200
Registry Gilder 1.25)

Texaco, Inc.                      58,900                  3,390,431

Total SA sponsored ADR            28,100                  1,717,613

USX-Marathon Group                67,100                  1,903,963

                                                          23,578,784

TOTAL ENERGY                                              28,061,253

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FINANCE - 14.4%

BANKS - 4.2%

Bank of New York Co., Inc.        225,300                $ 7,716,525

Bank One Corp.                    27,900                  1,431,619

BankBoston Corp.                  82,400                  3,429,900

Chase Manhattan Corp.             183,500                 11,640,781

Comerica, Inc.                    12,750                  822,375

National City Corp.               8,400                   564,900

U.S. Bancorp                      168,600                 6,206,588

                                                          31,812,688

CREDIT & OTHER FINANCE - 4.0%

American Express Co.              117,300                 11,737,331

Associates First Capital          68,500                  5,334,438
Corp.

Citigroup, Inc.                   259,950                 13,046,241

                                                          30,118,010

FEDERAL SPONSORED CREDIT - 3.5%

Fannie Mae                        203,000                 14,768,250

Freddie Mac                       196,300                 11,876,150

                                                          26,644,400

INSURANCE - 2.4%

AFLAC, Inc.                       87,600                  3,230,250

Allstate Corp.                    38,000                  1,548,500

American International Group,     93,150                  8,756,100
Inc.

Hartford Financial Services       24,300                  1,341,056
Group, Inc.

MBIA, Inc.                        14,400                  932,400

MGIC Investment Corp.             6,400                   281,200

Travelers Property Casualty       12,800                  440,800
Corp. Class A

UNUM Corp.                        24,700                  1,330,713

                                                          17,861,019

SAVINGS & LOANS - 0.1%

Charter One Financial, Inc.       21,868                  649,206

SECURITIES INDUSTRY - 0.2%

Morgan Stanley, Dean Witter &     23,100                  1,611,225
Co.

TOTAL FINANCE                                             108,696,548

HEALTH - 9.9%

DRUGS & PHARMACEUTICALS - 6.3%

Allergan, Inc.                    6,700                   407,863

American Home Products Corp.      97,100                  5,170,575

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Amgen, Inc. (a)                   38,600                 $ 2,904,650

Bristol-Myers Squibb Co.          70,400                  8,628,400

Cytyc Corp. (a)                   19,300                  382,381

Elan Corp. PLC ADR (a)            5,800                   395,125

Lilly (Eli) & Co.                 71,500                  6,412,656

Merck & Co., Inc.                 96,600                  14,960,925

Schering-Plough Corp.             78,900                  8,392,988

                                                          47,655,563

MEDICAL EQUIPMENT & SUPPLIES
- 3.6%

Abbott Laboratories               21,300                  1,022,400

Allegiance Corp.                  17,600                  709,500

Baxter International, Inc.        13,200                  839,025

Becton, Dickinson & Co.           65,500                  2,783,750

Boston Scientific Corp. (a)       6,400                   316,800

Cardinal Health, Inc.             103,350                 7,092,394

Guidant Corp.                     34,600                  2,969,113

Johnson & Johnson                 66,300                  5,386,875

McKesson Corp.                    27,200                  1,936,300

Medtronic, Inc.                   61,200                  4,142,475

Stryker Corp.                     9,000                   380,250

                                                          27,578,882

TOTAL HEALTH                                              75,234,445

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.6%

ELECTRICAL EQUIPMENT - 4.1%

Emerson Electric Co.              56,100                  3,646,500

General Electric Co.              270,300                 24,462,150

Honeywell, Inc.                   35,300                  2,821,794

                                                          30,930,444

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.5%

Dover Corp.                       47,600                  1,695,750

Illinois Tool Works, Inc.         5,400                   343,238

Ingersoll-Rand Co.                38,150                  1,785,897

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

Stanley Works                     49,300                 $ 1,506,731

Tyco International Ltd.           207,708                 13,669,783

                                                          19,001,399

TOTAL INDUSTRIAL MACHINERY &                              49,931,843
EQUIPMENT

MEDIA & LEISURE - 8.7%

BROADCASTING - 5.6%

CBS Corp.                         134,800                 4,018,725

Comcast Corp. Class A             78,200                  3,792,700
(special)

MediaOne Group, Inc.              59,800                  2,421,900

Tele-Communications, Inc.         119,900                 5,065,775
(TCI Group) Series A (a)

Time Warner, Inc.                 258,500                 27,336,359

                                                          42,635,459

ENTERTAINMENT - 1.0%

Carnival Corp.                    24,500                  845,250

Viacom, Inc.:

Class A (a)                       500                     32,844

Class B (non-vtg.) (a)            94,900                  6,316,781

                                                          7,194,875

PUBLISHING - 1.6%

Harcourt General, Inc.            30,900                  1,599,075

McGraw-Hill Companies, Inc.       90,300                  8,081,850

Meredith Corp.                    51,500                  1,998,844

                                                          11,679,769

RESTAURANTS - 0.5%

McDonald's Corp.                  56,700                  3,972,544

TOTAL MEDIA & LEISURE                                     65,482,647

NONDURABLES - 7.3%

BEVERAGES - 0.4%

Coca-Cola Co. (The)               41,100                  2,879,569

FOODS - 1.2%

Campbell Soup Co.                 33,700                  1,925,113

Dean Foods Co.                    61,300                  2,789,150

Heinz (H.J.) Co.                  54,700                  3,189,694

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Nabisco Holdings Corp. Class A    11,100                 $ 442,613

Sara Lee Corp.                    17,300                  1,009,888

                                                          9,356,458

HOUSEHOLD PRODUCTS - 3.5%

Avon Products, Inc.               212,600                 8,636,875

Clorox Co.                        24,800                  2,754,350

Colgate-Palmolive Co.             21,600                  1,849,500

First Brands Corp.                15,100                  565,306

Gillette Co.                      1,900                   87,281

Procter & Gamble Co.              53,200                  4,661,650

Rubbermaid, Inc.                  38,400                  1,269,600

Unilever NV (NY shares)           56,800                  4,391,350

Unilever PLC                      210,100                 2,206,064

                                                          26,421,976

TOBACCO - 2.2%

Philip Morris Companies, Inc.     292,600                 16,367,313

TOTAL NONDURABLES                                         55,025,316

RETAIL & WHOLESALE - 9.7%

APPAREL STORES - 1.4%

Abercrombie & Fitch Co. Class     26,300                  1,472,800
A (a)

Payless ShoeSource, Inc. (a)      63,400                  3,090,750

TJX Companies, Inc.               245,200                 6,283,250

                                                          10,846,800

DRUG STORES - 1.6%

CVS Corp.                         250,750                 12,380,781

GENERAL MERCHANDISE STORES -
4.7%

Costco Companies, Inc. (a)        84,000                  5,271,000

Dayton Hudson Corp.               144,500                 6,502,500

Federated Department Stores,      28,965                  1,207,478
Inc. (a)

Nordstrom, Inc.                   91,300                  3,400,925

Saks Holdings, Inc. (a)           143,575                 3,948,313

Wal-Mart Stores, Inc.             200,400                 15,092,625

                                                          35,422,841

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 0.7%

Kroger Co. (a)                    36,100                 $ 1,915,556

Safeway, Inc. (a)                 55,600                  2,936,375

                                                          4,851,931

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.3%

Amazon.com, Inc. (a)              9,400                   1,804,800

Home Depot, Inc.                  160,400                 7,979,900

                                                          9,784,700

TOTAL RETAIL & WHOLESALE                                  73,287,053

SERVICES - 2.3%

ADVERTISING - 1.6%

Interpublic Group of              44,200                  3,038,750
Companies, Inc.

Omnicom Group, Inc.               168,200                 8,988,188

                                                          12,026,938

PRINTING - 0.2%

Donnelley (R.R.) & Sons Co.       46,700                  1,981,831

SERVICES - 0.5%

Ecolab, Inc.                      82,200                  2,543,063

Modis Professional Services,      17,600                  210,100
Inc. (a)

ServiceMaster Co.                 35,500                  763,250

                                                          3,516,413

TOTAL SERVICES                                            17,525,182

TECHNOLOGY - 11.7%

COMMUNICATIONS EQUIPMENT - 2.0%

Ascend Communications, Inc.       62,100                  3,489,244
(a)

Cisco Systems, Inc. (a)           69,250                  5,219,719

Lucent Technologies, Inc.         45,200                  3,890,025

OY Nokia AB sponsored ADR         20,800                  2,038,400

                                                          14,637,388

COMPUTER SERVICES & SOFTWARE
- 3.5%

America Online, Inc.              40,400                  3,537,525

IMS Health, Inc.                  44,100                  2,927,138

Intuit, Inc. (a)                  22,700                  1,313,763

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Microsoft Corp. (a)               136,000                $ 16,592,000

Oracle Corp. (a)                  54,600                  1,870,050

                                                          26,240,476

COMPUTERS & OFFICE EQUIPMENT
- 4.4%

Apple Computer, Inc. (a)          65,600                  2,095,100

Compaq Computer Corp.             80,100                  2,603,250

EMC Corp. (a)                     38,200                  2,769,500

International Business            49,900                  8,233,500
Machines Corp.

Pitney Bowes, Inc.                66,600                  3,729,600

SCI Systems, Inc. (a)             11,300                  549,463

Unisys Corp. (a)                  46,900                  1,336,650

Xerox Corp.                       113,500                 12,201,250

                                                          33,518,313

ELECTRONIC INSTRUMENTS - 0.3%

Applied Materials, Inc. (a)       59,700                  2,313,375

ELECTRONICS - 1.5%

Intel Corp.                       51,900                  5,585,738

Motorola, Inc.                    66,000                  4,092,000

Texas Instruments, Inc.           23,800                  1,817,725

                                                          11,495,463

TOTAL TECHNOLOGY                                          88,205,015

TRANSPORTATION - 0.3%

RAILROADS - 0.3%

Burlington Northern Santa Fe      17,400                  591,600
Corp.

Union Pacific Corp.               32,700                  1,590,038

                                                          2,181,638

UTILITIES - 7.3%

ELECTRIC UTILITY - 2.6%

DQE, Inc.                         2,100                   86,231

Duke Energy Corp.                 70,700                  4,423,169

Entergy Corp.                     55,300                  1,620,981

FirstEnergy Corp.                 29,800                  921,938

FPL Group, Inc.                   50,400                  3,087,000

Illinova Corp.                    40,000                  1,082,500

IPALCO Enterprises, Inc.          39,100                  1,959,888

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

PECO Energy Co.                   46,300                 $ 1,857,788

PG&E Corp.                        69,500                  2,150,156

Unicom Corp.                      62,300                  2,347,931

                                                          19,537,582

GAS - 0.0%

Sempra Energy                     1,700                   42,606

TELEPHONE SERVICES - 4.7%

ALLTEL Corp.                      42,600                  2,257,800

AT&T Corp.                        110,400                 6,879,300

GTE Corp.                         13,800                  855,600

MCI WorldCom, Inc. (a)            237,726                 14,025,834

Qwest Communications              40,600                  1,624,000
International, Inc. (a)

SBC Communications, Inc.          121,000                 5,800,438

Sprint Corp.:

(FON Group)                       55,400                  4,030,350

(PCS Group) (a)                   100                     1,600

                                                          35,474,922

TOTAL UTILITIES                                           55,055,110

TOTAL COMMON STOCKS                         661,907,366
(Cost $547,099,555)

CONVERTIBLE PREFERRED STOCKS
- 0.5%



FINANCE - 0.2%

CREDIT & OTHER FINANCE - 0.2%

Federal Mogul Financing Trust     27,200                  1,740,800
$3.50 (d)

HEALTH - 0.3%

MEDICAL EQUIPMENT & SUPPLIES
- 0.3%

McKesson Financing Trust:

$2.50 (d)                         3,600                   353,700

$2.50                             14,400                  1,414,800

                                                          1,768,500

TOTAL CONVERTIBLE PREFERRED                 3,509,300
STOCKS
(Cost $3,314,409)


CONVERTIBLE BONDS - 1.2%

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT              VALUE (NOTE 1)

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Total Renal Care Holdings,        B1       $ 980,000                     $ 1,011,850
Inc. 7% 5/15/09 (d)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.5%

ELECTRICAL EQUIPMENT - 0.3%

ANTEC Corp. 4.5% 5/15/03 (d)      B2        2,013,000                     1,982,805

POLLUTION CONTROL - 0.2%

Waste Management, Inc. 4%         Ba1       1,393,000                     1,622,845
2/1/02

TOTAL INDUSTRIAL MACHINERY &                                              3,605,650
EQUIPMENT

RETAIL & WHOLESALE - 0.1%

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

Home Depot, Inc. 3.25% 10/1/01    A1        451,000                       983,180

TECHNOLOGY - 0.5%

COMPUTERS & OFFICE EQUIPMENT
- 0.5%

EMC Corp. 3.25% 3/15/02           Ba2       542,000                       1,756,080

Unisys Corp. 8.25% 3/15/06        B         425,000                       1,761,625

                                                                          3,517,705

ELECTRONIC INSTRUMENTS - 0.0%

Thermo Electron Corp. 4.25%       Ba2       406,000                       359,818
1/1/03 (d)

TOTAL TECHNOLOGY                                                          3,877,523

TOTAL CONVERTIBLE BONDS                                       9,478,203
(Cost $7,987,092)

U.S. TREASURY OBLIGATIONS -
1.3%



U.S. Treasury Bond 6.75%          Aaa       5,100,000                     6,146,316
8/15/26

U.S. Treasury Notes 7% 7/15/06    Aaa       3,300,000                     3,754,773

TOTAL U.S. TREASURY OBLIGATIONS                               9,901,089
(Cost $10,088,000)


CASH EQUIVALENTS - 9.4%

                               SHARES                      VALUE (NOTE 1)

Taxable Central Cash Fund (c)   70,858,407                 $ 70,858,407
(Cost $70,858,407)

TOTAL INVESTMENT IN                         $ 755,654,365
SECURITIES - 100%
(Cost $639,347,463)

LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,448,973 or 0.7% of net assets.
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $643,604,137. Net unrealized appreciation aggregated $112,050,228, of which $121,933,283 related to appreciated investment securities and $9,883,055 related to depreciated investment securities.
At November 30, 1998, the fund had a capital loss carryforward of approximately $13,634,000 all of which will expire on November 30, 2006.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at                 $ 755,654,365
value (cost $639,347,463) -
See accompanying schedule

Receivable for investments                    333,515
sold

Receivable for fund shares                    4,677,317
sold

Dividends receivable                          723,198

Interest receivable                           496,236

Other receivables                             220

 TOTAL ASSETS                                 761,884,851

LIABILITIES

Payable for investments        $ 10,462,150
purchased

Payable for fund shares         697,734
redeemed

Accrued management fee          289,081

Distribution fees payable       333,088

Other payables and accrued      282,779
expenses

 TOTAL LIABILITIES                            12,064,832

NET ASSETS                                   $ 749,820,019

Net Assets consist of:

Paid in capital                              $ 653,461,921

Undistributed net investment                  228,264
income

Accumulated undistributed net                 (20,177,646)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   116,307,480
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 749,820,019

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $15.09
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($34,614,017 (divided by)
2,293,888 shares)

Maximum offering price per         $16.01
share (100/94.25 of $15.09)

CLASS T: NET ASSET VALUE and       $15.07
redemption price per share
($400,322,399 (divided by)
26,571,886 shares)

Maximum offering price per         $15.62
share (100/96.50 of $15.07)

CLASS B: NET ASSET VALUE and       $14.98
offering price per share
($158,179,570 (divided by)
10,562,216 shares) A

CLASS C: NET ASSET VALUE and       $14.98
offering price per share
($59,652,077 (divided by)
3,983,264 shares) A

INSTITUTIONAL CLASS: NET           $15.10
ASSET VALUE, offering price
and redemption price   per
share ($97,051,956 (divided
by) 6,426,882 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                               $ 5,185,506
Dividends

Interest                                         1,997,215

 TOTAL INCOME                                    7,182,721

EXPENSES

Management fee                   $ 2,243,407

Transfer agent fees               926,521

Distribution fees                 2,319,029

Accounting fees and expenses      264,289

Non-interested trustees'          1,510
compensation

Custodian fees and expenses       26,820

Registration fees                 214,353

Audit                             28,053

Legal                             3,187

Miscellaneous                     6,653

 Total expenses before            6,033,822
reductions

 Expense reductions               (52,888)       5,980,934

NET INVESTMENT INCOME                            1,201,787

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (20,103,025)

 Foreign currency transactions    2,438          (20,100,587)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            105,447,211

 Assets and liabilities in        603            105,447,814
foreign currencies

NET GAIN (LOSS)                                  85,347,227

NET INCREASE (DECREASE) IN                      $ 86,549,014
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                               YEAR ENDED NOVEMBER 30, 1998  DECEMBER 31, 1996
                                                             (COMMENCEMENT OF OPERATIONS)
                                                             TO NOVEMBER 30,
                                                             1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 1,201,787                   $ 163,096
income

 Net realized gain (loss)       (20,100,587)                  3,673,124

 Change in net unrealized       105,447,814                   10,859,666
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     86,549,014                    14,695,886
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (1,050,298)                   (84,141)
From net investment income

 From net realized gain         (3,580,995)                   -

 TOTAL DISTRIBUTIONS            (4,631,293)                   (84,141)

Share transactions - net        424,330,795                   228,959,758
increase (decrease)

  TOTAL INCREASE (DECREASE)     506,248,516                   243,571,503
IN NET ASSETS

NET ASSETS

 Beginning of period            243,571,503                   -

 End of period (including      $ 749,820,019                 $ 243,571,503
undistributed net investment
income of $228,264 and
$78,935, respectively)


FINANCIAL HIGHLIGHTS - CLASS A
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.47                   $ 10.00
period

Income from Investment
Operations

 Net investment income D          .06                       .04

 Net realized and unrealized      2.79                      2.46
gain (loss)

 Total from investment            2.85                      2.50
operations

Less Distributions

 From net investment income       (.05)                     (.03)

 From net realized gain           (.18)                     -

 Total distributions              (.23)                     (.03)

Net asset value, end of period   $ 15.09                   $ 12.47

TOTAL RETURN B, C                 23.24%                    25.04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 34,614                  $ 6,977
(000 omitted)

Ratio of expenses to average      1.12%                     1.50% A, F
net assets

Ratio of expenses to average      1.11% G                   1.50% A
net assets after expense
reductions

Ratio of net investment           .46%                      .34% A
income to average net assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.46                   $ 10.00
period

Income from Investment
Operations

 Net investment income D          .04                       .03

 Net realized and unrealized      2.78                      2.45
gain (loss)

 Total from investment            2.82                      2.48
operations

Less Distributions

 From net investment income       (.03)                     (.02)

 From net realized gain           (.18)                     -

 Total distributions              (.21)                     (.02)

Net asset value, end of period   $ 15.07                   $ 12.46

TOTAL RETURN B, C                 23.00%                    24.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 400,322                 $ 133,468
(000 omitted)

Ratio of expenses to average      1.31%                     1.59% A
net assets

Ratio of expenses to average      1.30% F                   1.59% A
net assets after expense
reductions

Ratio of net investment           .27%                      .24% A
income to average net assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.41                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                     (.04)
D

 Net realized and unrealized      2.77                      2.46
gain (loss)

 Total from investment            2.74                      2.42
operations

Less Distributions

 From net investment income       -                         (.01)

 From net realized gain           (.17)                     -

 Total distributions              (.17)                     (.01)

Net asset value, end of period   $ 14.98                   $ 12.41

TOTAL RETURN B, C                 22.39%                    24.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 158,180                 $ 28,825
(000 omitted)

Ratio of expenses to average      1.83%                     2.25% A, F
net assets

Ratio of expenses to average      1.82% G                   2.25% A
net assets after expense
reductions

Ratio of net investment           (.25)%                    (.42)% A
income (loss) to average net
assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.45                   $ 12.22
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                     -
D

 Net realized and unrealized      2.76                      .23
gain (loss)

 Total from investment            2.72                      .23
operations

Less Distributions

 From net investment income       (.01)                     -

 From net realized gain           (.18)                     -

 Total distributions              (.19)                     -

Net asset value, end of period   $ 14.98                   $ 12.45

TOTAL RETURN B, C                 22.20%                    1.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 59,652                  $ 391
(000 omitted)

Ratio of expenses to average      1.87%                     2.24% A, F
net assets

Ratio of expenses to average      1.85% G                   2.24% A
net assets after expense
reductions

Ratio of net investment           (.27)%                    .19% A
income (loss) to average net
assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.47                   $ 10.00
period

Income from Investment
Operations

 Net investment income D          .11                       .07

 Net realized and unrealized      2.79                      2.45
gain (loss)

 Total from investment            2.90                      2.52
operations

Less Distributions

 From net investment income       (.09)                     (.05)

 From net realized gain           (.18)                     -

 Total distributions              (.27)                     (.05)

Net asset value, end of period   $ 15.10                   $ 12.47

TOTAL RETURN B, C                 23.69%                    25.26%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 97,052                  $ 73,911
(000 omitted)

Ratio of expenses to average      .76%                      1.19% A
net assets

Ratio of expenses to average      .75% F                    1.19% A
net assets after expense
reductions

Ratio of net investment           .82%                      .64% A
income to average net assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $603,507,836 and $231,466,590, respectively, of which U.S. government and government agency obligations aggregated $10,088,000 and $0, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to annual rate of .49% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 44,707     $ 448

CLASS T    1,271,397    23,998

CLASS B    785,039      588,873

CLASS C    217,886      217,431

          $ 2,319,029  $ 830,750

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 4,725

CLASS T                28,163

CLASS B                11,271

CLASS C                10,791

INSTITUTIONAL CLASS    2,341

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 416,022    $ 154,022

CLASS T     931,112      327,957

CLASS B     146,346      146,346 *

CLASS C     24,046       24,046 *

           $ 1,517,526  $ 652,371

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 43,755   .24

CLASS T                 524,766   .21

CLASS B                 181,021   .23

CLASS C                 48,748    .22

INSTITUTIONAL CLASS     128,231   .15

                       $ 926,521

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. Fidelity Service Company, Inc. maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $73,735 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $51,435 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,265 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
          TRANSFER AGENT CREDITS

CLASS A   $ 127

CLASS T    61

          $ 188

6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                            YEARS ENDED NOVEMBER 30,

                            1998                      1997 A

FROM NET INVESTMENT INCOME

Class A                     $ 57,067                  $ 4,677

Class T                      439,408                   67,952

Class B                      2,235                     5,594

Class C                      638                       -

Institutional Class          550,950                   5,918

Total                       $ 1,050,298               $ 84,141

FROM NET REALIZED GAIN

Class A                     $ 105,066                 $ -

Class T                      1,992,968                 -

Class B                      411,203                   -

Class C                      11,485                    -

Institutional Class          1,060,273                 -

Total                       $ 3,580,995               $ -

Total                       $ 4,631,293               $ 84,141

A DISTRIBUTIONS FOR CLASS A, CLASS T, CLASS B AND INSTITUTIONAL CLASS ARE FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF SHARES) TO
 NOVEMBER 30, 1997.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                                1998                     1997A,B                  1998                     1997A,B



CLASS A Shares sold              1,985,904                602,316                 $ 27,925,972             $ 6,949,595

Reinvestment of distributions    11,388                   371                      144,692                  4,174

Shares redeemed                  (262,753)                (43,338)                 (3,667,714)              (516,701)

Net increase (decrease)          1,734,539                559,349                 $ 24,402,950             $ 6,437,068

CLASS T Shares sold              19,561,067               11,672,407              $ 272,784,641            $ 134,104,051

Reinvestment of distributions    187,426                  5,937                    2,329,618                65,332

Shares redeemed                  (3,889,493)              (965,458)                (53,697,199)             (11,488,641)

Net increase (decrease)          15,859,000               10,712,886              $ 221,417,060            $ 122,680,742

CLASS B Shares sold              8,867,178                2,511,450               $ 124,613,889            $ 28,415,273

Reinvestment of distributions    27,640                   485                      336,757                  5,015

Shares redeemed                  (654,680)                (189,857)                (8,961,414)              (2,180,901)

Net increase (decrease)          8,240,138                2,322,078               $ 115,989,232            $ 26,239,387

CLASS C Shares sold              4,221,057                31,363                  $ 59,142,729             $ 386,538

Reinvestment of distributions    802                      -                        9,788                    -

Shares redeemed                  (269,958)                -                        (3,678,798)              -

Net increase (decrease)          3,951,901                31,363                  $ 55,473,719             $ 386,538

INSTITUTIONAL CLASS Shares       2,227,092                6,390,332               $ 31,070,505             $ 78,506,275
sold

Reinvestment of distributions    112,570                  365                      1,420,639                4,097

Shares redeemed                  (1,838,555)              (464,922)                (25,443,310)             (5,294,349)

Net increase (decrease)          501,107                  5,925,775               $ 7,047,834              $ 73,216,023


A SHARE TRANSACTIONS FOR CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS ARE FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF SHARES)
 TO NOVEMBER 30, 1997.
B SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 13,720

CLASS T                108,083

CLASS B                39,972

CLASS C                24,972

INSTITUTIONAL CLASS    27,606

                      $ 214,353

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Growth & Income Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Growth & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


A total of 2.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 31%, 31%, 35% and 32% of dividends distributed by Class A, Class T, Class B and Class C, respectively, during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
Beth F. Terrana, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
GROWTH & INCOME
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the last six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   21  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  30  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  38  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          39


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR GROWTH & INCOME FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME      23.69%       54.94%
- INST CL

S&P 500 (registered trademark)    23.66%       62.13%

Growth & Income Funds Average     12.35%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' return to the performance of the Standard & Poor's 500 Index - a widely recognized, market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 746 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV GROWTH & INCOME   23.69%       25.67%
- INST CL

S&P 500                        23.66%       28.68%

Growth & Income Funds Average  12.35%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Growth & Income -CL I    S&P 500
             00276                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10220.00                    10624.80
  1997/02/28      10290.00                    10708.10
  1997/03/31       9818.94                    10268.10
  1997/04/30      10349.96                    10881.11
  1997/05/31      10911.04                    11543.55
  1997/06/30      11452.03                    12060.70
  1997/07/31      12395.50                    13020.37
  1997/08/31      11753.14                    12290.97
  1997/09/30      12365.39                    12964.15
  1997/10/31      11993.72                    12531.14
  1997/11/30      12526.11                    13111.21
  1997/12/31      12823.00                    13336.33
  1998/01/31      12894.47                    13483.83
  1998/02/28      13772.48                    14456.28
  1998/03/31      14487.60                    15196.59
  1998/04/30      14600.07                    15349.47
  1998/05/31      14508.05                    15085.61
  1998/06/30      15194.27                    15698.39
  1998/07/31      15265.99                    15531.20
  1998/08/31      13011.95                    13285.70
  1998/09/30      13595.65                    14136.78
  1998/10/31      14590.95                    15286.67
  1998/11/30      15493.91                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981210 102535 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Institutional Class on December 31, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment would have grown to $15,494 - a 54.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213 - a 62.13% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks or
bonds will vary. That means if
you sell your shares during
a market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Beth Terrana, Portfolio Manager of Fidelity Advisor Growth & Income Fund
Q. HOW DID THE FUND PERFORM, BETH?
A. For the 12 months that ended November 30, 1998, the fund's Institutional Class shares returned 23.69%. The growth funds average returned 12.35% in that time, according to Lipper Analytical Services, while the Standard & Poor's 500 Index returned 23.66%.
Q. WHICH MARKET SECTORS HELPED FUND PERFORMANCE DURING THE PERIOD?
A. Good stock selection across several industry groups - including media and leisure, diversified manufacturing and retail - helped performance. Media stock Time Warner benefited from a renewed emphasis on balance-sheet management and an improved return on assets, which translated into a nice increase in its stock price. Diversified manufacturing company Tyco International and retail-store chain Wal-Mart also contributed positively to performance during the period, as each company experienced better-than-expected earnings growth. Lastly, the fund's stake in General Electric also helped. GE has a history of good dividend payments, tremendous product lines with dominant share in most of their markets and solid earnings growth - attributes that were particularly appealing to wary investors concerned with global financial turmoil.
Q. WHICH MARKET SECTORS HURT THE FUND'S PERFORMANCE?
A. An underweighted position in the technology sector was the primary detractor from fund performance relative to the S&P 500. The fund's underweighted exposure to the utility sector also hurt, as utility companies gained favor among risk-averse investors seeking high-dividend yields and greater protection from foreign market volatility.
Q. TOGETHER, RETAIL AND FINANCE STOCKS REPRESENTED ABOUT 24% OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD. HOW DID THESE TWO SECTORS FARE?
A. Although retail stocks were solid performers over the past 12 months, finance stocks lagged the S&P 500 during the year, with bank stocks particularly hard hit over the past few months. The weakness among finance companies was a result of a number of interrelated events. Many global banks suffered from trading losses and credit losses in emerging markets. In addition, lending to hedge funds became a loss-making proposition and equity market-related revenue sources dried up. The subsequent tightening of credit markets further depressed U.S. stock and bond markets and harmed many finance stocks. The fund's positions in Citicorp - which merged with Travelers during the period to form Citigroup - and Merrill Lynch performed weakly due to these negative trends. At the end of the period, the fund no longer owned a position in Merrill Lynch. Lastly, a rise in consumer spending growth over the past 12 months helped propel the retail sector to strong gains, and the fund benefited by overweighting the retail sector during the year.
Q. ARE THERE ANY OTHER GROUPS OF STOCKS THAT RECENTLY CAUGHT YOUR EYE?
A. I've recently added to several of the fund's health care holdings, as business profiles for both the pharmaceutical and medical device industries continued to be healthy. Unit growth has been strong - driven mainly by favorable demographics and new product development - and the pricing environment within these areas has been relatively calm. I've played health care in a couple of ways. First, the fund held positions in some of the larger drug stocks, including Merck, American Home Products and Schering-Plough. The fund also had stakes in two of the largest drug wholesalers - McKesson and Cardinal Health
- each of which benefited from industry consolidation, a focus on bringing more value to their customers and the underlying growth in pharmaceutical usage. Retail drug stores such as CVS also appealed to me. CVS has also benefited from growing pharmaceutical usage, as well as from excellent merchandising in its stores and strong management.
Q. WHAT ARE YOUR THOUGHTS GOING FORWARD?
A. The market should continue to focus its attention on the state of the U.S. economy and whether or not we will enter a recession along with a large part of the world. Actions by central bankers and government policy around the world will be scrutinized. Much attention also will be focused on U.S. consumers who, to some extent, have the weight of the world resting on their shoulders. While this may sound a bit drastic, it's not very far from the truth. High employment levels, high personal income and low interest rates have made the U.S. consumer one of the last strengths in the global economy, so U.S. consumer trends could heavily impact the direction of many economies. As corporate profit growth slows from very high levels, it becomes even more important to know what you own and understand the risk and potential reward of any particular stock.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BETH TERRANA ON HOW
SHE PICKS STOCKS:
"Given the high levels of market
volatility over the past year, I believe
it's increasingly important for you
to understand how I manage Fidelity
Advisor Growth & Income. I've been
picking stocks for a long time, and
while market trends change
constantly, my investment approach
has stayed about the same. I have
an eclectic, company-specific
approach to stock picking that
leads to investments in both growth
and value stocks - with the mix
being a function of market
conditions and overall valuation
levels. When choosing stocks I
emphasize fundamental, bottom-up
analysis and frequent company
contact. Over my years as a
portfolio manager at Fidelity, I have
been most successful at identifying
companies in the midst of change
and assessing whether their
evolving prospects are accurately
reflected in their stock prices. My
preferred investments include
turnarounds/restructurings and
undervalued growth stocks. The
former category includes companies
that are undergoing strategic
restructuring that enhances their
growth prospects. The latter
category includes companies whose
growth prospects are misperceived
by the market. In other words, I
focus on `growth at a price' as
opposed to growth at any price.
Similarly, I won't purchase value
stocks solely because of their value
merits - earnings growth must be
expected. I also keep Advisor Growth
& Income diversified across
industry sectors. I believe the
fund's well-rounded profile, with
investments in both growth and
value stocks, makes it an
excellent choice as a core
holding."
FUND FACTS
GOAL: seeks a high total return
through a combination of
current income and capital
appreciation
START DATE: December 31,
1996
SIZE: as of November 30,
1998, more than $749 million
MANAGER:  Beth Terrana, since
inception; joined Fidelity in
1983
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Time Warner, Inc.               3.6                      3.0

General Electric Co.            3.2                      3.0

Microsoft Corp.                 2.2                      1.5

Philip Morris Companies, Inc.   2.2                      0.9

Wal-Mart Stores, Inc.           2.0                      2.6

Merck & Co., Inc.               2.0                      1.5

Fannie Mae                      1.9                      1.0

MCI WorldCom, Inc.              1.9                      1.3

Tyco International Ltd.         1.8                      2.6

Citigroup, Inc.                 1.7                      3.2

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

FINANCE                         14.6                     17.5

TECHNOLOGY                      12.2                     9.7

HEALTH                          10.3                     11.5

RETAIL & WHOLESALE              9.8                      11.6

MEDIA & LEISURE                 8.7                      8.6


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 9.4
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 1.3
Row: 1, Col: 4, Value: 87.59999999999999
Stocks 90.8%
Bonds 0.0%
Convertible
securities 1.5%
Short-term
investments 7.7%
FOREIGN
INVESTMENTS 5.3%
Stocks 87.6%
Bonds 1.3%
Convertible
securities 1.7%
Short-term
investments 9.4%
FOREIGN
INVESTMENTS 3.0%
Row: 1, Col: 1, Value: 7.7
Row: 1, Col: 2, Value: 1.5
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 90.8
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 87.6%

                                 SHARES                  VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.4%

AEROSPACE & DEFENSE - 0.8%

Gulfstream Aerospace Corp. (a)    21,700                 $ 1,114,838

Textron, Inc.                     65,400                  5,080,762

                                                          6,195,600

DEFENSE ELECTRONICS - 0.4%

Raytheon Co.:

Class A                           12,600                  689,063

Class B                           38,400                  2,126,400

                                                          2,815,463

SHIP BUILDING & REPAIR - 0.2%

General Dynamics Corp.            22,300                  1,294,794

TOTAL AEROSPACE & DEFENSE                                 10,305,857

BASIC INDUSTRIES - 0.6%

CHEMICALS & PLASTICS - 0.4%

du Pont (E.I.) de Nemours &       7,600                   446,500
Co.

Monsanto Co.                      42,800                  1,939,375

Praxair, Inc.                     24,200                  924,138

                                                          3,310,013

METALS & MINING - 0.2%

Aluminum Co. of America           21,800                  1,615,925

TOTAL BASIC INDUSTRIES                                    4,925,938

CONSTRUCTION & REAL ESTATE -
1.7%

BUILDING MATERIALS - 1.3%

Masco Corp.                       306,100                 8,838,638

Sherwin-Williams Co.              24,700                  700,863

                                                          9,539,501

REAL ESTATE INVESTMENT TRUSTS
- 0.4%

Duke Realty Investments, Inc.     47,200                  1,070,850

Equity Residential Properties     30,700                  1,298,994
Trust (SBI)

Public Storage, Inc.              39,800                  1,057,188

                                                          3,427,032

TOTAL CONSTRUCTION & REAL                                 12,966,533
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

DURABLES - 2.0%

AUTOS, TIRES, & ACCESSORIES -
0.8%

Danaher Corp.                     33,900                 $ 1,546,688

Federal-Mogul Corp.               5,400                   306,450

Ford Motor Co.                    62,900                  3,475,225

General Motors Corp.              5,500                   385,000

Pep Boys-Manny, Moe & Jack        15,000                  211,875

                                                          5,925,238

CONSUMER DURABLES - 0.1%

Minnesota Mining &                11,200                  899,500
Manufacturing Co.

CONSUMER ELECTRONICS - 0.9%

Black & Decker Corp.              70,300                  3,809,381

Newell Co.                        58,700                  2,597,475

                                                          6,406,856

HOME FURNISHINGS - 0.1%

Leggett & Platt, Inc.             31,600                  716,925

TEXTILES & APPAREL - 0.1%

VF Corp.                          21,900                  1,074,469

TOTAL DURABLES                                            15,022,988

ENERGY - 3.7%

ENERGY SERVICES - 0.6%

Halliburton Co.                   77,900                  2,288,313

Schlumberger Ltd.                 49,100                  2,194,156

                                                          4,482,469

OIL & GAS - 3.1%

Atlantic Richfield Co.            700                     46,550

British Petroleum Co. PLC ADR     59,599                  5,490,558

Chevron Corp.                     27,600                  2,308,050

Exxon Corp.                       47,100                  3,535,444

Mobil Corp.                       24,400                  2,102,975

Royal Dutch Petroleum Co. (NY     65,600                  3,083,200
Registry Gilder 1.25)

Texaco, Inc.                      58,900                  3,390,431

Total SA sponsored ADR            28,100                  1,717,613

USX-Marathon Group                67,100                  1,903,963

                                                          23,578,784

TOTAL ENERGY                                              28,061,253

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FINANCE - 14.4%

BANKS - 4.2%

Bank of New York Co., Inc.        225,300                $ 7,716,525

Bank One Corp.                    27,900                  1,431,619

BankBoston Corp.                  82,400                  3,429,900

Chase Manhattan Corp.             183,500                 11,640,781

Comerica, Inc.                    12,750                  822,375

National City Corp.               8,400                   564,900

U.S. Bancorp                      168,600                 6,206,588

                                                          31,812,688

CREDIT & OTHER FINANCE - 4.0%

American Express Co.              117,300                 11,737,331

Associates First Capital          68,500                  5,334,438
Corp.

Citigroup, Inc.                   259,950                 13,046,241

                                                          30,118,010

FEDERAL SPONSORED CREDIT - 3.5%

Fannie Mae                        203,000                 14,768,250

Freddie Mac                       196,300                 11,876,150

                                                          26,644,400

INSURANCE - 2.4%

AFLAC, Inc.                       87,600                  3,230,250

Allstate Corp.                    38,000                  1,548,500

American International Group,     93,150                  8,756,100
Inc.

Hartford Financial Services       24,300                  1,341,056
Group, Inc.

MBIA, Inc.                        14,400                  932,400

MGIC Investment Corp.             6,400                   281,200

Travelers Property Casualty       12,800                  440,800
Corp. Class A

UNUM Corp.                        24,700                  1,330,713

                                                          17,861,019

SAVINGS & LOANS - 0.1%

Charter One Financial, Inc.       21,868                  649,206

SECURITIES INDUSTRY - 0.2%

Morgan Stanley, Dean Witter &     23,100                  1,611,225
Co.

TOTAL FINANCE                                             108,696,548

HEALTH - 9.9%

DRUGS & PHARMACEUTICALS - 6.3%

Allergan, Inc.                    6,700                   407,863

American Home Products Corp.      97,100                  5,170,575

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Amgen, Inc. (a)                   38,600                 $ 2,904,650

Bristol-Myers Squibb Co.          70,400                  8,628,400

Cytyc Corp. (a)                   19,300                  382,381

Elan Corp. PLC ADR (a)            5,800                   395,125

Lilly (Eli) & Co.                 71,500                  6,412,656

Merck & Co., Inc.                 96,600                  14,960,925

Schering-Plough Corp.             78,900                  8,392,988

                                                          47,655,563

MEDICAL EQUIPMENT & SUPPLIES
- 3.6%

Abbott Laboratories               21,300                  1,022,400

Allegiance Corp.                  17,600                  709,500

Baxter International, Inc.        13,200                  839,025

Becton, Dickinson & Co.           65,500                  2,783,750

Boston Scientific Corp. (a)       6,400                   316,800

Cardinal Health, Inc.             103,350                 7,092,394

Guidant Corp.                     34,600                  2,969,113

Johnson & Johnson                 66,300                  5,386,875

McKesson Corp.                    27,200                  1,936,300

Medtronic, Inc.                   61,200                  4,142,475

Stryker Corp.                     9,000                   380,250

                                                          27,578,882

TOTAL HEALTH                                              75,234,445

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.6%

ELECTRICAL EQUIPMENT - 4.1%

Emerson Electric Co.              56,100                  3,646,500

General Electric Co.              270,300                 24,462,150

Honeywell, Inc.                   35,300                  2,821,794

                                                          30,930,444

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.5%

Dover Corp.                       47,600                  1,695,750

Illinois Tool Works, Inc.         5,400                   343,238

Ingersoll-Rand Co.                38,150                  1,785,897

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

Stanley Works                     49,300                 $ 1,506,731

Tyco International Ltd.           207,708                 13,669,783

                                                          19,001,399

TOTAL INDUSTRIAL MACHINERY &                              49,931,843
EQUIPMENT

MEDIA & LEISURE - 8.7%

BROADCASTING - 5.6%

CBS Corp.                         134,800                 4,018,725

Comcast Corp. Class A             78,200                  3,792,700
(special)

MediaOne Group, Inc.              59,800                  2,421,900

Tele-Communications, Inc.         119,900                 5,065,775
(TCI Group) Series A (a)

Time Warner, Inc.                 258,500                 27,336,359

                                                          42,635,459

ENTERTAINMENT - 1.0%

Carnival Corp.                    24,500                  845,250

Viacom, Inc.:

Class A (a)                       500                     32,844

Class B (non-vtg.) (a)            94,900                  6,316,781

                                                          7,194,875

PUBLISHING - 1.6%

Harcourt General, Inc.            30,900                  1,599,075

McGraw-Hill Companies, Inc.       90,300                  8,081,850

Meredith Corp.                    51,500                  1,998,844

                                                          11,679,769

RESTAURANTS - 0.5%

McDonald's Corp.                  56,700                  3,972,544

TOTAL MEDIA & LEISURE                                     65,482,647

NONDURABLES - 7.3%

BEVERAGES - 0.4%

Coca-Cola Co. (The)               41,100                  2,879,569

FOODS - 1.2%

Campbell Soup Co.                 33,700                  1,925,113

Dean Foods Co.                    61,300                  2,789,150

Heinz (H.J.) Co.                  54,700                  3,189,694

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Nabisco Holdings Corp. Class A    11,100                 $ 442,613

Sara Lee Corp.                    17,300                  1,009,888

                                                          9,356,458

HOUSEHOLD PRODUCTS - 3.5%

Avon Products, Inc.               212,600                 8,636,875

Clorox Co.                        24,800                  2,754,350

Colgate-Palmolive Co.             21,600                  1,849,500

First Brands Corp.                15,100                  565,306

Gillette Co.                      1,900                   87,281

Procter & Gamble Co.              53,200                  4,661,650

Rubbermaid, Inc.                  38,400                  1,269,600

Unilever NV (NY shares)           56,800                  4,391,350

Unilever PLC                      210,100                 2,206,064

                                                          26,421,976

TOBACCO - 2.2%

Philip Morris Companies, Inc.     292,600                 16,367,313

TOTAL NONDURABLES                                         55,025,316

RETAIL & WHOLESALE - 9.7%

APPAREL STORES - 1.4%

Abercrombie & Fitch Co. Class     26,300                  1,472,800
A (a)

Payless ShoeSource, Inc. (a)      63,400                  3,090,750

TJX Companies, Inc.               245,200                 6,283,250

                                                          10,846,800

DRUG STORES - 1.6%

CVS Corp.                         250,750                 12,380,781

GENERAL MERCHANDISE STORES -
4.7%

Costco Companies, Inc. (a)        84,000                  5,271,000

Dayton Hudson Corp.               144,500                 6,502,500

Federated Department Stores,      28,965                  1,207,478
Inc. (a)

Nordstrom, Inc.                   91,300                  3,400,925

Saks Holdings, Inc. (a)           143,575                 3,948,313

Wal-Mart Stores, Inc.             200,400                 15,092,625

                                                          35,422,841

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 0.7%

Kroger Co. (a)                    36,100                 $ 1,915,556

Safeway, Inc. (a)                 55,600                  2,936,375

                                                          4,851,931

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.3%

Amazon.com, Inc. (a)              9,400                   1,804,800

Home Depot, Inc.                  160,400                 7,979,900

                                                          9,784,700

TOTAL RETAIL & WHOLESALE                                  73,287,053

SERVICES - 2.3%

ADVERTISING - 1.6%

Interpublic Group of              44,200                  3,038,750
Companies, Inc.

Omnicom Group, Inc.               168,200                 8,988,188

                                                          12,026,938

PRINTING - 0.2%

Donnelley (R.R.) & Sons Co.       46,700                  1,981,831

SERVICES - 0.5%

Ecolab, Inc.                      82,200                  2,543,063

Modis Professional Services,      17,600                  210,100
Inc. (a)

ServiceMaster Co.                 35,500                  763,250

                                                          3,516,413

TOTAL SERVICES                                            17,525,182

TECHNOLOGY - 11.7%

COMMUNICATIONS EQUIPMENT - 2.0%

Ascend Communications, Inc.       62,100                  3,489,244
(a)

Cisco Systems, Inc. (a)           69,250                  5,219,719

Lucent Technologies, Inc.         45,200                  3,890,025

OY Nokia AB sponsored ADR         20,800                  2,038,400

                                                          14,637,388

COMPUTER SERVICES & SOFTWARE
- 3.5%

America Online, Inc.              40,400                  3,537,525

IMS Health, Inc.                  44,100                  2,927,138

Intuit, Inc. (a)                  22,700                  1,313,763

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Microsoft Corp. (a)               136,000                $ 16,592,000

Oracle Corp. (a)                  54,600                  1,870,050

                                                          26,240,476

COMPUTERS & OFFICE EQUIPMENT
- 4.4%

Apple Computer, Inc. (a)          65,600                  2,095,100

Compaq Computer Corp.             80,100                  2,603,250

EMC Corp. (a)                     38,200                  2,769,500

International Business            49,900                  8,233,500
Machines Corp.

Pitney Bowes, Inc.                66,600                  3,729,600

SCI Systems, Inc. (a)             11,300                  549,463

Unisys Corp. (a)                  46,900                  1,336,650

Xerox Corp.                       113,500                 12,201,250

                                                          33,518,313

ELECTRONIC INSTRUMENTS - 0.3%

Applied Materials, Inc. (a)       59,700                  2,313,375

ELECTRONICS - 1.5%

Intel Corp.                       51,900                  5,585,738

Motorola, Inc.                    66,000                  4,092,000

Texas Instruments, Inc.           23,800                  1,817,725

                                                          11,495,463

TOTAL TECHNOLOGY                                          88,205,015

TRANSPORTATION - 0.3%

RAILROADS - 0.3%

Burlington Northern Santa Fe      17,400                  591,600
Corp.

Union Pacific Corp.               32,700                  1,590,038

                                                          2,181,638

UTILITIES - 7.3%

ELECTRIC UTILITY - 2.6%

DQE, Inc.                         2,100                   86,231

Duke Energy Corp.                 70,700                  4,423,169

Entergy Corp.                     55,300                  1,620,981

FirstEnergy Corp.                 29,800                  921,938

FPL Group, Inc.                   50,400                  3,087,000

Illinova Corp.                    40,000                  1,082,500

IPALCO Enterprises, Inc.          39,100                  1,959,888

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

PECO Energy Co.                   46,300                 $ 1,857,788

PG&E Corp.                        69,500                  2,150,156

Unicom Corp.                      62,300                  2,347,931

                                                          19,537,582

GAS - 0.0%

Sempra Energy                     1,700                   42,606

TELEPHONE SERVICES - 4.7%

ALLTEL Corp.                      42,600                  2,257,800

AT&T Corp.                        110,400                 6,879,300

GTE Corp.                         13,800                  855,600

MCI WorldCom, Inc. (a)            237,726                 14,025,834

Qwest Communications              40,600                  1,624,000
International, Inc. (a)

SBC Communications, Inc.          121,000                 5,800,438

Sprint Corp.:

(FON Group)                       55,400                  4,030,350

(PCS Group) (a)                   100                     1,600

                                                          35,474,922

TOTAL UTILITIES                                           55,055,110

TOTAL COMMON STOCKS                         661,907,366
(Cost $547,099,555)

CONVERTIBLE PREFERRED STOCKS
- 0.5%



FINANCE - 0.2%

CREDIT & OTHER FINANCE - 0.2%

Federal Mogul Financing Trust     27,200                  1,740,800
$3.50 (d)

HEALTH - 0.3%

MEDICAL EQUIPMENT & SUPPLIES
- 0.3%

McKesson Financing Trust:

$2.50 (d)                         3,600                   353,700

$2.50                             14,400                  1,414,800

                                                          1,768,500

TOTAL CONVERTIBLE PREFERRED                 3,509,300
STOCKS
(Cost $3,314,409)


CONVERTIBLE BONDS - 1.2%

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT              VALUE (NOTE 1)

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Total Renal Care Holdings,        B1       $ 980,000                     $ 1,011,850
Inc. 7% 5/15/09 (d)

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.5%

ELECTRICAL EQUIPMENT - 0.3%

ANTEC Corp. 4.5% 5/15/03 (d)      B2        2,013,000                     1,982,805

POLLUTION CONTROL - 0.2%

Waste Management, Inc. 4%         Ba1       1,393,000                     1,622,845
2/1/02

TOTAL INDUSTRIAL MACHINERY &                                              3,605,650
EQUIPMENT

RETAIL & WHOLESALE - 0.1%

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

Home Depot, Inc. 3.25% 10/1/01    A1        451,000                       983,180

TECHNOLOGY - 0.5%

COMPUTERS & OFFICE EQUIPMENT
- 0.5%

EMC Corp. 3.25% 3/15/02           Ba2       542,000                       1,756,080

Unisys Corp. 8.25% 3/15/06        B         425,000                       1,761,625

                                                                          3,517,705

ELECTRONIC INSTRUMENTS - 0.0%

Thermo Electron Corp. 4.25%       Ba2       406,000                       359,818
1/1/03 (d)

TOTAL TECHNOLOGY                                                          3,877,523

TOTAL CONVERTIBLE BONDS                                       9,478,203
(Cost $7,987,092)

U.S. TREASURY OBLIGATIONS -
1.3%



U.S. Treasury Bond 6.75%          Aaa       5,100,000                     6,146,316
8/15/26

U.S. Treasury Notes 7% 7/15/06    Aaa       3,300,000                     3,754,773

TOTAL U.S. TREASURY OBLIGATIONS                               9,901,089
(Cost $10,088,000)


CASH EQUIVALENTS - 9.4%

                               SHARES                      VALUE (NOTE 1)

Taxable Central Cash Fund (c)   70,858,407                 $ 70,858,407
(Cost $70,858,407)

TOTAL INVESTMENT IN                         $ 755,654,365
SECURITIES - 100%
(Cost $639,347,463)

LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,448,973 or 0.7% of net assets.
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $643,604,137. Net unrealized appreciation aggregated $112,050,228, of which $121,933,283 related to appreciated investment securities and $9,883,055 related to depreciated investment securities.
At November 30, 1998, the fund had a capital loss carryforward of approximately $13,634,000 all of which will expire on November 30, 2006.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at                 $ 755,654,365
value (cost $639,347,463) -
See accompanying schedule

Receivable for investments                    333,515
sold

Receivable for fund shares                    4,677,317
sold

Dividends receivable                          723,198

Interest receivable                           496,236

Other receivables                             220

 TOTAL ASSETS                                 761,884,851

LIABILITIES

Payable for investments        $ 10,462,150
purchased

Payable for fund shares         697,734
redeemed

Accrued management fee          289,081

Distribution fees payable       333,088

Other payables and accrued      282,779
expenses

 TOTAL LIABILITIES                            12,064,832

NET ASSETS                                   $ 749,820,019

Net Assets consist of:

Paid in capital                              $ 653,461,921

Undistributed net investment                  228,264
income

Accumulated undistributed net                 (20,177,646)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   116,307,480
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                   $ 749,820,019

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $15.09
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($34,614,017 (divided by)
2,293,888 shares)

Maximum offering price per         $16.01
share (100/94.25 of $15.09)

CLASS T: NET ASSET VALUE and       $15.07
redemption price per share
($400,322,399 (divided by)
26,571,886 shares)

Maximum offering price per         $15.62
share (100/96.50 of $15.07)

CLASS B: NET ASSET VALUE and       $14.98
offering price per share
($158,179,570 (divided by)
10,562,216 shares) A

CLASS C: NET ASSET VALUE and       $14.98
offering price per share
($59,652,077 (divided by)
3,983,264 shares) A

INSTITUTIONAL CLASS: NET           $15.10
ASSET VALUE, offering price
and redemption price   per
share ($97,051,956 (divided
by) 6,426,882 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                               $ 5,185,506
Dividends

Interest                                         1,997,215

 TOTAL INCOME                                    7,182,721

EXPENSES

Management fee                   $ 2,243,407

Transfer agent fees               926,521

Distribution fees                 2,319,029

Accounting fees and expenses      264,289

Non-interested trustees'          1,510
compensation

Custodian fees and expenses       26,820

Registration fees                 214,353

Audit                             28,053

Legal                             3,187

Miscellaneous                     6,653

 Total expenses before            6,033,822
reductions

 Expense reductions               (52,888)       5,980,934

NET INVESTMENT INCOME                            1,201,787

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (20,103,025)

 Foreign currency transactions    2,438          (20,100,587)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            105,447,211

 Assets and liabilities in        603            105,447,814
foreign currencies

NET GAIN (LOSS)                                  85,347,227

NET INCREASE (DECREASE) IN                      $ 86,549,014
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1998  DECEMBER 31, 1996
                                                             (COMMENCEMENT OF OPERATIONS)
                                                             TO NOVEMBER 30,
                                                             1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 1,201,787                   $ 163,096
income

 Net realized gain (loss)       (20,100,587)                  3,673,124

 Change in net unrealized       105,447,814                   10,859,666
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     86,549,014                    14,695,886
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (1,050,298)                   (84,141)
From net investment income

 From net realized gain         (3,580,995)                   -

 TOTAL DISTRIBUTIONS            (4,631,293)                   (84,141)

Share transactions - net        424,330,795                   228,959,758
increase (decrease)

  TOTAL INCREASE (DECREASE)     506,248,516                   243,571,503
IN NET ASSETS

NET ASSETS

 Beginning of period            243,571,503                   -

 End of period (including      $ 749,820,019                 $ 243,571,503
undistributed net investment
income of $228,264 and
$78,935, respectively)


FINANCIAL HIGHLIGHTS - CLASS A
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.47                   $ 10.00
period

Income from Investment
Operations

 Net investment income D          .06                       .04

 Net realized and unrealized      2.79                      2.46
gain (loss)

 Total from investment            2.85                      2.50
operations

Less Distributions

 From net investment income       (.05)                     (.03)

 From net realized gain           (.18)                     -

 Total distributions              (.23)                     (.03)

Net asset value, end of period   $ 15.09                   $ 12.47

TOTAL RETURN B, C                 23.24%                    25.04%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 34,614                  $ 6,977
(000 omitted)

Ratio of expenses to average      1.12%                     1.50% A, F
net assets

Ratio of expenses to average      1.11% G                   1.50% A
net assets after expense
reductions

Ratio of net investment           .46%                      .34% A
income to average net assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.46                   $ 10.00
period

Income from Investment
Operations

 Net investment income D          .04                       .03

 Net realized and unrealized      2.78                      2.45
gain (loss)

 Total from investment            2.82                      2.48
operations

Less Distributions

 From net investment income       (.03)                     (.02)

 From net realized gain           (.18)                     -

 Total distributions              (.21)                     (.02)

Net asset value, end of period   $ 15.07                   $ 12.46

TOTAL RETURN B, C                 23.00%                    24.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 400,322                 $ 133,468
(000 omitted)

Ratio of expenses to average      1.31%                     1.59% A
net assets

Ratio of expenses to average      1.30% F                   1.59% A
net assets after expense
reductions

Ratio of net investment           .27%                      .24% A
income to average net assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.41                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.03)                     (.04)
D

 Net realized and unrealized      2.77                      2.46
gain (loss)

 Total from investment            2.74                      2.42
operations

Less Distributions

 From net investment income       -                         (.01)

 From net realized gain           (.17)                     -

 Total distributions              (.17)                     (.01)

Net asset value, end of period   $ 14.98                   $ 12.41

TOTAL RETURN B, C                 22.39%                    24.22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 158,180                 $ 28,825
(000 omitted)

Ratio of expenses to average      1.83%                     2.25% A, F
net assets

Ratio of expenses to average      1.82% G                   2.25% A
net assets after expense
reductions

Ratio of net investment           (.25)%                    (.42)% A
income (loss) to average net
assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.45                   $ 12.22
period

Income from Investment
Operations

 Net investment income (loss)     (.04)                     -
D

 Net realized and unrealized      2.76                      .23
gain (loss)

 Total from investment            2.72                      .23
operations

Less Distributions

 From net investment income       (.01)                     -

 From net realized gain           (.18)                     -

 Total distributions              (.19)                     -

Net asset value, end of period   $ 14.98                   $ 12.45

TOTAL RETURN B, C                 22.20%                    1.88%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 59,652                  $ 391
(000 omitted)

Ratio of expenses to average      1.87%                     2.24% A, F
net assets

Ratio of expenses to average      1.85% G                   2.24% A
net assets after expense
reductions

Ratio of net investment           (.27)%                    .19% A
income (loss) to average net
assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 12.47                   $ 10.00
period

Income from Investment
Operations

 Net investment income D          .11                       .07

 Net realized and unrealized      2.79                      2.45
gain (loss)

 Total from investment            2.90                      2.52
operations

Less Distributions

 From net investment income       (.09)                     (.05)

 From net realized gain           (.18)                     -

 Total distributions              (.27)                     (.05)

Net asset value, end of period   $ 15.10                   $ 12.47

TOTAL RETURN B, C                 23.69%                    25.26%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 97,052                  $ 73,911
(000 omitted)

Ratio of expenses to average      .76%                      1.19% A
net assets

Ratio of expenses to average      .75% F                    1.19% A
net assets after expense
reductions

Ratio of net investment           .82%                      .64% A
income to average net assets

Portfolio turnover                54%                       82% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1997.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $603,507,836 and $231,466,590, respectively, of which U.S. government and government agency obligations aggregated $10,088,000 and $0, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to annual rate of .49% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 44,707     $ 448

CLASS T    1,271,397    23,998

CLASS B    785,039      588,873

CLASS C    217,886      217,431

          $ 2,319,029  $ 830,750

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 4,725

CLASS T                28,163

CLASS B                11,271

CLASS C                10,791

INSTITUTIONAL CLASS    2,341

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 416,022    $ 154,022

CLASS T     931,112      327,957

CLASS B     146,346      146,346 *

CLASS C     24,046       24,046 *

           $ 1,517,526  $ 652,371

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B, Class C and Institutional Class. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 43,755   .24

CLASS T                 524,766   .21

CLASS B                 181,021   .23

CLASS C                 48,748    .22

INSTITUTIONAL CLASS     128,231   .15

                       $ 926,521

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. Fidelity Service Company, Inc. maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $73,735 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $51,435 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,265 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
          TRANSFER AGENT CREDITS

CLASS A   $ 127

CLASS T    61

          $ 188

6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                            YEARS ENDED NOVEMBER 30,

                            1998                      1997 A

FROM NET INVESTMENT INCOME

Class A                     $ 57,067                  $ 4,677

Class T                      439,408                   67,952

Class B                      2,235                     5,594

Class C                      638                       -

Institutional Class          550,950                   5,918

Total                       $ 1,050,298               $ 84,141

FROM NET REALIZED GAIN

Class A                     $ 105,066                 $ -

Class T                      1,992,968                 -

Class B                      411,203                   -

Class C                      11,485                    -

Institutional Class          1,060,273                 -

Total                       $ 3,580,995               $ -

Total                       $ 4,631,293               $ 84,141

A DISTRIBUTIONS FOR CLASS A, CLASS T, CLASS B AND INSTITUTIONAL CLASS ARE FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF SHARES) TO
 NOVEMBER 30, 1997.
7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                                1998                     1997A,B                  1998                     1997A,B



CLASS A Shares sold              1,985,904                602,316                 $ 27,925,972             $ 6,949,595

Reinvestment of distributions    11,388                   371                      144,692                  4,174

Shares redeemed                  (262,753)                (43,338)                 (3,667,714)              (516,701)

Net increase (decrease)          1,734,539                559,349                 $ 24,402,950             $ 6,437,068

CLASS T Shares sold              19,561,067               11,672,407              $ 272,784,641            $ 134,104,051

Reinvestment of distributions    187,426                  5,937                    2,329,618                65,332

Shares redeemed                  (3,889,493)              (965,458)                (53,697,199)             (11,488,641)

Net increase (decrease)          15,859,000               10,712,886              $ 221,417,060            $ 122,680,742

CLASS B Shares sold              8,867,178                2,511,450               $ 124,613,889            $ 28,415,273

Reinvestment of distributions    27,640                   485                      336,757                  5,015

Shares redeemed                  (654,680)                (189,857)                (8,961,414)              (2,180,901)

Net increase (decrease)          8,240,138                2,322,078               $ 115,989,232            $ 26,239,387

CLASS C Shares sold              4,221,057                31,363                  $ 59,142,729             $ 386,538

Reinvestment of distributions    802                      -                        9,788                    -

Shares redeemed                  (269,958)                -                        (3,678,798)              -

Net increase (decrease)          3,951,901                31,363                  $ 55,473,719             $ 386,538

INSTITUTIONAL CLASS Shares       2,227,092                6,390,332               $ 31,070,505             $ 78,506,275
sold

Reinvestment of distributions    112,570                  365                      1,420,639                4,097

Shares redeemed                  (1,838,555)              (464,922)                (25,443,310)             (5,294,349)

Net increase (decrease)          501,107                  5,925,775               $ 7,047,834              $ 73,216,023


A SHARE TRANSACTIONS FOR CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS ARE FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF SHARES)
 TO NOVEMBER 30, 1997.
B SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 13,720

CLASS T                108,083

CLASS B                39,972

CLASS C                24,972

INSTITUTIONAL CLASS    27,606

                      $ 214,353

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Growth & Income Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Growth & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


A total of 2.25% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 30% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane Jr., Vice President
Beth F. Terrana, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY

(registered trademark)




(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
SMALL CAP
FUND - CLASS A, CLASS T, CLASS B AND CLASS C
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              8   The managers' review of fund
                           performance, strategy and
                           outlook.

INVESTMENT SUMMARY     11  A summary of the fund's
                           investments.

INVESTMENTS            12  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  28  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  35  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          36


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR SMALL CAP FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED NOVEMBER 30, 1998       LIFE OF FUND

FIDELITY ADV SMALL CAP - CL A        23.50%

FIDELITY ADV SMALL CAP - CL A        16.40%
 (INCL. 5.75% SALES CHARGE)

Russell 2000 (registered             13.15%
trademark)

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.
FIDELITY ADVISOR SMALL CAP FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED NOVEMBER 30, 1998       LIFE OF FUND

FIDELITY ADV SMALL CAP - CL T        23.40%

FIDELITY ADV SMALL CAP - CL T        19.08%
 (INCL. 3.50% SALES CHARGE)

Russell 2000                         13.15%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.
FIDELITY ADVISOR SMALL CAP FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return figure is 5.00%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED NOVEMBER 30, 1998       LIFE OF FUND

FIDELITY ADV SMALL CAP - CL B        23.10%

FIDELITY ADV SMALL CAP - CL B        18.10%
 (INCL. CONTINGENT DEFERRED
SALES CHARGE)

Russell 2000                         13.15%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.
FIDELITY ADVISOR SMALL CAP FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return figure is 1.00%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED NOVEMBER 30, 1998       LIFE OF FUND

FIDELITY ADV SMALL CAP - CL C        23.40%

FIDELITY ADV SMALL CAP - CL C        22.40%
 (INCL. CONTINGENT DEFERRED
SALES CHARGE)

Russell 2000                         13.15%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Harry Lange, Portfolio Manager of Fidelity Advisor Small Cap Fund
Q. HOW DID THE FUND PERFORM, HARRY?
A. It's only been up and running for a short time, but the fund was able to capitalize on some positive trends within the small-cap stock universe. From its inception on September 9, 1998 through November 30, 1998, the fund's Class A, Class T, Class B and Class C shares returned 23.50%, 23.40%, 23.10% and 23.40%, respectively. In that time span, the Russell 2000 Index returned 13.15%. Future reports will show the fund's comparative performance over six- and 12-month intervals.
Q. WHAT WERE SOME OF THE TRENDS YOU MENTIONED, AND HOW DID YOU POSITION THE PORTFOLIO?
A. By early October, global market volatility had wreaked havoc with credit conditions, and banks and other financial institutions had slowed their lending activity. Since smaller companies rely on loans to subsidize future growth, many were negatively affected. By the middle of the month, in fact, some small-cap stock prices had plummeted to the point where I felt they had no place to go but up. As a result, I took a more aggressive approach and bought some stocks that I felt could snap back. This approach paid off, as the Federal Reserve Board cut rates - thus improving credit conditions - and investors began to focus more on smaller stocks. As a result, small-cap stocks performed much more in line with larger stocks during this brief period.
Q. WHAT ARE SOME OF THE KEY FACTORS YOU CONSIDER WHEN DECIDING WHETHER TO BUY A STOCK OR NOT?
A. There are obviously many factors, but after some initial probing of a stock, I like to get a feel for how well a company knows its market or industry. In addition, I want to know what type of growth strategy the company plans on following. Is the company planning on expanding? What kinds of new products can it offer? A third consideration - and this often determines whether I make the stock a big position in the portfolio - is whether the company's direction fits into an investing theme I believe in.
Q. WHERE DID YOU FIND OPPORTUNITIES DURING THE PERIOD?
A. At the end of the period, over 50% of the fund's investments resided in three growth-oriented market areas: technology, health care and services. Technology - which continued to be one of the faster-growing sectors of the market - offered quite a bit of differentiation in terms of the types of products and services that companies provided. Two of the fund's top positions at the end of the period, in fact, were HMT Technology and KLA-Tencor. HMT Technology is one of the leaders in making the media that goes into disk drives, while KLA-Tencor is a strong player in the semiconductor field. Companies involved in the biotechnology area of the health care sector were also appealing. Several companies were on the verge of making exciting, new product introductions and I was able to latch on to a couple that I felt would help the fund's performance. These included Cytyc Corp. - which has a patent on a new Pap smear test that has gained favor among doctors - and Sepracor, a company that specializes in enhancing drug products that have been on the market for some time. Lastly, services was an area that offered good, steady growth. Companies such as Nielsen Media Research - which tracks media trends - and Fair Isaac - a services company that supplies credit scores to banks - had dominant shares within their respective niche markets and exhibited steady growth.
Q. THE FUND HAS A FEW POSITIONS IN REAL ESTATE INVESTMENT TRUSTS, BETTER KNOWN AS REITS. WHAT DID YOU LIKE ABOUT THESE INVESTMENTS?
A. To me, certain REITs provided an element of saneness in the turbulent market we witnessed during the period. Some of the REITs that caught my attention were those that had long-term contracts under which they rented out facilities for government, corporate or research use. Long-term contracts such as these tend to offer more predictable rent streams and, in the type of environment we experienced, any degree of predictability was a welcome sight. REITs also were offering attractive yields. The fund's positions in Apartment Investment & Management and Glenborough Realty Trust reflected this strategy.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. Overall, I'd say I'm optimistic. For small-cap stocks to perform well in 1999, we'll need to see more confidence from a global economic standpoint. If certain foreign markets can continue to recover and the U.S. market can display more stability, investors may show a willingness to buy stocks of smaller companies. In terms of the technology industry, a pickup in personal computer demand would certainly be advantageous. Aside from these `ifs,' I'll continue to scour the small-cap universe in search of solid growth stories.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

HARRY LANGE TALKS ABOUT
SMALL-CAP STOCK RESEARCH:
"One of the many challenges
involved in small-cap investing is
trying to find promising stocks that
may be largely overlooked by
investors. Small-cap stock research
is typically more demanding than
large-cap research. Everyone
knows about Coca-Cola and GE, and
it can be hard to get a research edge
on those types of stocks. As former
Fidelity manager Peter Lynch has
said in the past, a good stock picker
is one who turns over as many rocks
as possible.
"The fund's largest single
investment at the close of the
period - Pegasus Systems -
exemplifies small-cap research.
The company is fairly well-known
for its involvement in making
travel reservations; Pegasus often
serves as the link between the
travel agent and the hotel, for
instance.
"But one aspect of the company
that I felt may have been
overlooked was that it makes
more money per booking when
reservations are transacted over
the Internet. This revenue feature
- combined with my general
bullishness for the Internet -
made this stock attractive to me,
and it has performed quite well."
FUND FACTS
GOAL: seeks long-term growth
of capital by investing primarily
in equity securities of
companies with small market
capitalizations
START DATE: September 9,
1998
SIZE: as of November
30, 1998, more than $141
million
MANAGER: Harry Lange, since
inception; manager, various
Fidelity equity funds, 1992-
present; research director,
Fidelity Investments Far East,
1988-1992; joined Fidelity
in 1987
(checkmark)


INVESTMENT SUMMARY




TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS

Pegasus Systems, Inc.           3.8

Cytyc Corp.                     3.5

Medpartners, Inc.               3.2

HMT Technology Corp.            3.1

Zonagen, Inc.                   2.7

VeriSign, Inc.                  2.6

Semtech Corp.                   2.4

KLA-Tencor Corp.                2.3

Celestial Seasonings, Inc.      2.2

Teradyne, Inc.                  2.2

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      31.1

HEALTH                          11.4

SERVICES                        10.9

CONSTRUCTION & REAL ESTATE      5.9

FINANCE                         4.7

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 *
Row: 1, Col: 1, Value: 12.8
Row: 1, Col: 2, Value: 87.2
Stocks 87.2%
Short-term
investments 12.8%
FOREIGN
INVESTMENTS 3.1%
*


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 87.2%

                                 SHARES                          VALUE (NOTE 1)

BASIC INDUSTRIES - 0.6%

METALS & MINING - 0.4%

Cable Design Technology Corp.     30,000                         $ 553,125
(a)

PAPER & FOREST PRODUCTS - 0.2%

Mercer International, Inc.        33,750                          201,445

Pentair, Inc.                     3,570                           134,544

                                                                  335,989

TOTAL BASIC INDUSTRIES                                            889,114

CONSTRUCTION & REAL ESTATE -
5.9%

BUILDING MATERIALS - 2.6%

Elcor Corp.                       5,240                           161,785

Lone Star Industries, Inc.        5,000                           378,438

Owens-Corning                     400                             14,925

Rock of Ages Corp. Class A (a)    25,000                          300,000

Southdown, Inc.                   49,300                          2,871,725

                                                                  3,726,873

REAL ESTATE - 0.3%

Boardwalk Equities, Inc. (a)      16,900                          190,711

Catellus Development Corp. (a)    13,990                          196,734

                                                                  387,445

REAL ESTATE INVESTMENT TRUSTS
- 3.0%

Apartment Investment &            20,540                          703,495
Management Co. Class A

CenterPoint PropertiesTrust.      11,820                          401,880

Colonial Properties Trust         13,800                          373,463

Duke Realty Investments, Inc.     29,580                          671,096

Glenborough Realty Trust,         35,670                          762,446
Inc.

Home Properties of N.Y., Inc.     15,643                          385,209

Mack-Cali Realty Corp.            10,000                          296,875

Patriot American Hospitality,     19,980                          147,353
Inc. unit

Urban Shopping Centers, Inc.      14,930                          490,824

                                                                  4,232,641

TOTAL CONSTRUCTION & REAL                                         8,346,959
ESTATE

DURABLES - 3.2%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Spartan Motors, Inc.              12,000                          76,500

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

DURABLES - CONTINUED

CONSUMER ELECTRONICS - 0.6%

Fossil, Inc. (a)                  32,200                         $ 891,538

HOME FURNISHINGS - 0.2%

HON Industries, Inc.              9,310                           221,113

TEXTILES & APPAREL - 2.3%

Galey & Lord, Inc. (a)            15,350                          165,972

Liz Claiborne, Inc.               10,000                          338,750

Quaker Fabric Corp. (a)           324,620                         2,272,340

Stride Rite Corp.                 5,400                           47,925

Supreme International Corp.       39,600                          425,700
(a)

                                                                  3,250,687

TOTAL DURABLES                                                    4,439,838

ENERGY - 1.5%

ENERGY SERVICES - 0.3%

Tidewater, Inc.                   14,520                          334,868

OIL & GAS - 1.2%

Cooper Cameron Corp. (a)          48,970                          1,193,644

Oryx Energy Co. (a)               39,300                          542,831

                                                                  1,736,475

TOTAL ENERGY                                                      2,071,343

FINANCE - 4.7%

BANKS - 0.8%

Centura Banks, Inc.               1,360                           92,480

Westamerica Bancorp.              27,630                          998,134

                                                                  1,090,614

CREDIT & OTHER FINANCE - 0.3%

Investors Financial Services      300                             16,875
Corp.

Long Beach Financial Corp. (a)    53,510                          426,408

                                                                  443,283

INSURANCE - 0.3%

Poe & Brown, Inc.                 9,780                           342,300

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

FINANCE - CONTINUED

SAVINGS & LOANS - 1.6%

Dime Bancorp, Inc.                55,970                         $ 1,486,703

Washington Federal, Inc.          31,080                          788,655

                                                                  2,275,358

SECURITIES INDUSTRY - 1.7%

Everen Capital Corp.              30,000                          735,000

Hambrecht & Quist Group (a)       50,000                          1,212,500

Knight/Trimark Group, Inc.        30,000                          474,375
Class A (a)

                                                                  2,421,875

TOTAL FINANCE                                                     6,573,430

HEALTH - 11.4%

DRUGS & PHARMACEUTICALS - 9.2%

Cytyc Corp. (a)                   250,000                         4,953,125

Medco Research, Inc. (a)          83,780                          1,696,545

Sepracor, Inc. (a)                29,700                          2,465,100

Zonagen, Inc. (a)                 196,500                         3,782,625

                                                                  12,897,395

MEDICAL EQUIPMENT & SUPPLIES
- 2.2%

ESC Medical Systems Ltd. (a)      255,350                         2,681,175

Physiometrix, Inc. (a)            169,000                         116,188

Respironics, Inc. (a)             20,000                          377,500

                                                                  3,174,863

TOTAL HEALTH                                                      16,072,258

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.5%

ELECTRICAL EQUIPMENT - 2.5%

RayoVac Corp. (a)                 111,000                         2,566,875

VWR Scientific Products Corp.     29,600                          925,000
(a)

                                                                  3,491,875

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

Compx International, Inc. (a)     17,490                          438,343

PRI Automation, Inc.              38,200                          916,800

                                                                  1,355,143

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.0%

Waste Industries, Inc. (a)        5,000                          $ 87,188

TOTAL INDUSTRIAL MACHINERY &                                      4,934,206
EQUIPMENT

MEDIA & LEISURE - 3.9%

BROADCASTING - 2.8%

Heftel Broadcasting Corp.         42,800                          1,995,550
Class A (a)

Nielsen Media Research, Inc.      130,000                         1,950,000
(a)

                                                                  3,945,550

PUBLISHING - 0.7%

Harte Hanks Communications,       45,200                          1,067,850
Inc.

RESTAURANTS - 0.4%

Brinker International, Inc.       20,000                          508,750
(a)

TOTAL MEDIA & LEISURE                                             5,522,150

NONDURABLES - 2.7%

BEVERAGES - 2.2%

Celestial Seasonings, Inc. (a)    125,920                         3,132,260

Mondavi (Robert) Corp. Class      500                             18,313
A (a)

                                                                  3,150,573

FOODS - 0.5%

Corn Products International,      24,090                          676,026
Inc.

TOTAL NONDURABLES                                                 3,826,599

PRECIOUS METALS - 0.9%

Getchell Gold Corp. (a)           74,300                          1,216,663

RETAIL & WHOLESALE - 4.7%

APPAREL STORES - 1.0%

Chicos Fas, Inc. (a)              65,850                          1,440,469

GENERAL MERCHANDISE STORES -
0.9%

Saks Holdings, Inc. (a)           46,692                          1,284,030

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.8%

Barbeques Galore Ltd.             50,000                          375,000
sponsored ADR

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Gadzooks, Inc. (a)                145,000                        $ 1,069,375

Handleman Co. (a)                 200,000                         2,400,000

                                                                  3,844,375

TOTAL RETAIL & WHOLESALE                                          6,568,874

SERVICES - 10.9%

ADVERTISING - 2.2%

CMG Information Services,         40,110                          3,108,525
Inc. (a)

EDUCATIONAL SERVICES - 0.4%

Quest Education Corp. (a)         60,000                          600,000

PRINTING - 1.4%

Valassis Communications, Inc.     43,610                          1,869,779
(a)

SERVICES - 6.9%

ACNielsen Corp. (a)               60,000                          1,653,750

APAC Teleservices, Inc. (a)       130,000                         845,000

Day Runner, Inc. (a)              54,140                          1,191,080

Medpartners, Inc. (a)             1,009,200                       4,541,400

Modis Professional Services,      121,190                         1,446,706
Inc. (a)

                                                                  9,677,936

TOTAL SERVICES                                                    15,256,240

TECHNOLOGY - 31.1%

COMMUNICATIONS EQUIPMENT - 0.3%

Plantronics, Inc. (a)             2,200                           144,650

Xircom, Inc. (a)                  9,400                           283,763

                                                                  428,413

COMPUTER SERVICES & SOFTWARE
- 17.3%

Architel Systems Corp. (a)        35,800                          420,339

Catalyst International, Inc.      25,000                          253,125
(a)

E Trade Group, Inc. (a)           20,000                          541,250

Earthlink Network, Inc. (a)       5,000                           304,063

Electronics for Imaging, Inc.     9,000                           241,313
(a)

FactSet Research Systems,         25,000                          1,015,625
Inc. (a)

Fair, Isaac & Co., Inc.           34,460                          1,387,015

Fundtech Ltd.                     20,000                          340,000

i2 Technologies, Inc. (a)         120,000                         2,970,000

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Integrated Measurement            10,000                         $ 106,250
Systems, Inc. (a)

Pegasus Systems, Inc. (a)         239,860                         5,336,877

Rational Software Corp. (a)       99,600                          2,259,675

RealNetworks, Inc.                20,300                          771,400

Shared Medical Systems Corp.      20,000                          1,047,500

Sportsline USA, Inc.              86,200                          1,486,950

Symantec Corp. (a)                50,000                          1,000,000

Titan Corp. (a)                   122,730                         659,674

TSI International Software        10,000                          365,000
Ltd. (a)

VeriSign, Inc. (a)                90,000                          3,611,250

Wind River Systems, Inc. (a)      5,350                           249,444

                                                                  24,366,750

COMPUTERS & OFFICE EQUIPMENT
- 3.8%

HMT Technology Corp. (a)          386,180                         4,392,798

Tech Data Corp. (a)               22,160                          891,940

                                                                  5,284,738

ELECTRONIC INSTRUMENTS - 5.7%

KLA-Tencor Corp. (a)              96,150                          3,275,109

Kulicke & Soffa Industries,       31,230                          532,862
Inc. (a)

Teradyne, Inc. (a)                97,380                          3,122,246

Varian Associates, Inc.           26,300                          1,040,494

                                                                  7,970,711

ELECTRONICS - 4.0%

Microchip Technology, Inc. (a)    29,540                          1,028,361

Microsemi Corp. (a)               14,840                          178,080

PMC-Sierra, Inc. (a)              18,490                          996,149

Semtech Corp. (a)                 113,820                         3,371,918

                                                                  5,574,508

TOTAL TECHNOLOGY                                                  43,625,120

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.0%

Travel Services                   2,010                           45,476
International, Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - 0.6%

CNF Transportation, Inc.          6,180                          $ 220,549

Swift Transportation Co.,         25,470                          558,748
Inc. (a)

                                                                  779,297

TOTAL TRANSPORTATION                                              824,773

UTILITIES - 1.6%

TELEPHONE SERVICES - 1.6%

Davel Communications Group,       40,000                          770,000
Inc. (a)

Global TeleSystems Group,         20,000                          868,125
Inc. (a)

WinStar Communications, Inc.      20,000                          557,500
(a)

                                                                  2,195,625

TOTAL COMMON STOCKS                                122,363,192
(Cost $106,006,210)

CASH EQUIVALENTS - 12.8%

                                 MATURITY AMOUNT

Investments in repurchase        $ 18,019,627                     18,017,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98

TOTAL INVESTMENT IN                               $ 140,380,192
SECURITIES - 100%
(Cost $124,023,210)


LEGEND
(a) Non-income producing
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $124,499,082. Net unrealized appreciation aggregated $15,881,110, of which $18,293,676 related to appreciated investment securities and $2,412,566 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at                $ 140,380,192
value (including repurchase
agreements of $18,017,000)
(cost $124,023,210) - See
accompanying schedule

Cash                                         385,934

Receivable for investments                   2,173,977
sold

Receivable for fund shares                   5,063,183
sold

Dividends receivable                         24,972

Prepaid expenses                             57,252

 TOTAL ASSETS                                148,085,510

LIABILITIES

Payable for investments        $ 6,250,639
purchased

Payable for fund shares         267,068
redeemed

Accrued management fee          60,239

Distribution fees payable       53,785

Other payables and accrued      78,905
expenses

 TOTAL LIABILITIES                           6,710,636

NET ASSETS                                  $ 141,374,874

Net Assets consist of:

Paid in capital                             $ 124,877,132

Accumulated undistributed net                140,781
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  16,356,961
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 141,374,874

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM              $12.35
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($9,586,638 (divided by)
776,499 shares)

Maximum offering price per          $13.10
share (100/94.25 of $12.35)

CLASS T: NET ASSET VALUE and        $12.34
redemption price per share
($72,428,479 (divided by)
5,870,987 shares)

Maximum offering price per          $12.79
share (100/96.50 of $12.34)

CLASS B: NET ASSET VALUE and        $12.31
offering price per share
($24,344,488 (divided by)
1,977,398 shares) A

CLASS C: NET ASSET VALUE, and       $12.34
offering price per share
($22,117,331 (divided by)
1,792,309 shares) A

INSTITUTIONAL CLASS: NET            $12.35
ASSET VALUE, offering price
and redemption price   per
share ($12,897,938 (divided
by) 1,044,581 shares)

A REDEMPTION PRICE PER-SHARE IS EQUAL TO NET ASSET VALUE LESS
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 SEPTEMBER 9, 1998
(COMMENCEMENT OF OPERATIONS)
TO NOVEMBER 30, 1998

INVESTMENT INCOME                             $ 84,234
Dividends

Interest                                       95,431

 TOTAL INCOME                                  179,665

EXPENSES

Management fee                   $ 104,572

Transfer agent fees               36,581

Distribution fees                 80,694

Accounting fees and expenses      13,571

Non-interested trustees'          20
compensation

Custodian fees and expenses       7,805

Registration fees                 79,364

Audit                             22,011

Miscellaneous                     1,003

 Total expenses before            345,621
reductions

 Expense reductions               (67,497)     278,124

NET INVESTMENT INCOME (LOSS)                   (98,459)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            239,208

 Foreign currency transactions    32           239,240

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            16,356,982

 Assets and liabilities in        (21)         16,356,961
foreign currencies

NET GAIN (LOSS)                                16,596,201

NET INCREASE (DECREASE) IN                    $ 16,497,742
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              SEPTEMBER 9, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (98,459)
income (loss)

 Net realized gain (loss)      239,240

 Change in net unrealized      16,356,961
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    16,497,742
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       124,877,132
increase (decrease)

  TOTAL INCREASE (DECREASE)    141,374,874
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period                $ 141,374,874

FINANCIAL HIGHLIGHTS - CLASS A
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.01)
E

 Net realized and unrealized      2.36
gain (loss)

 Total from investment            2.35
operations

Net asset value, end of period   $ 12.35

TOTAL RETURN B, C, D              23.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 9,587
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of expenses to average      1.68% A, G
net assets after expense
reductions

Ratio of net investment           (.40)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.02)
E

 Net realized and unrealized      2.36
gain (loss)

 Total from investment            2.34
operations

Net asset value, end of period   $ 12.34

TOTAL RETURN B, C, D              23.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 72,428
(000 omitted)

Ratio of expenses to average      2.00% A, F
net assets

Ratio of expenses to average      1.93% A, G
net assets after expense
reductions

Ratio of net investment           (.63)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.03)
E

 Net realized and unrealized      2.34
gain (loss)

 Total from investment            2.31
operations

Net asset value, end of period   $ 12.31

TOTAL RETURN B, C, D              23.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 24,344
(000 omitted)

Ratio of expenses to average      2.50% A, F
net assets

Ratio of expenses to average      2.43% A, G
net assets after expense
reductions

Ratio of net investment           (1.15)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.03)
E

 Net realized and unrealized      2.37
gain (loss)

 Total from investment            2.34
operations

Net asset value, end of period   $ 12.34

TOTAL RETURN B, C, D              23.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 22,117
(000 omitted)

Ratio of expenses to average      2.50% A, F
net assets

Ratio of expenses to average      2.44% A, G
net assets after expense
reductions

Ratio of net investment           (1.15)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     -
D

 Net realized and unrealized      2.35
gain (loss)

 Total from investment            2.35
operations

Net asset value, end of period   $ 12.35

TOTAL RETURN B, C                 23.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,898
(000 omitted)

Ratio of expenses to average      1.50% A, E
net assets

Ratio of expenses to average      1.42% A, F
net assets after expense
reductions

Ratio of net investment           (.15)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Small Cap Fund(the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of 7 years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law. These expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $131,914,480 and $26,147,478, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .75% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 2,413      $ -

CLASS T    34,861       58

CLASS B    21,796       16,347

CLASS C    21,624       21,624

          $ 80,694     $ 38,029

Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 59,118     $ 42,784

CLASS T    153,317      75,134

CLASS B    5,341        5,341*

CLASS C    1,436        1,436*

          $ 219,212    $ 124,695

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND
OTHER    FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 2,702   .29 *

CLASS T                 17,794   .26 *

CLASS B                 6,798    .32 *

CLASS C                 5,000    .24 *

INSTITUTIONAL CLASS     4,287    .23 *

                       $ 36,581

* ANNUALIZED
ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $41,249 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75%                    $ 4,636

CLASS T               2.00%                     26,109

CLASS B               2.50%                     9,874

CLASS C               2.50%                     8,425

INSTITUTIONAL CLASS   1.50%                     8,978

                                               $ 58,022

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $9,065 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $196 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
          TRANSFER AGENT CREDITS

CLASS T   $ 214

6. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                            SHARES                        DOLLARS

                            SEPTEMBER 9, 1998             SEPTEMBER 9, 1998
                            (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                            TO NOVEMBER 30,               TO NOVEMBER 30,

                            1998                          1998



CLASS A Shares sold          803,382                      $ 8,780,684

Shares redeemed              (26,883)                      (306,364)

Net increase (decrease)      776,499                      $ 8,474,320

CLASS T Shares sold          5,958,472                    $ 65,079,821

Shares redeemed              (87,485)                      (935,799)

Net increase (decrease)      5,870,987                    $ 64,144,022

CLASS B Shares sold          2,004,383                    $ 22,156,184

Shares redeemed              (26,985)                      (321,811)

Net increase (decrease)      1,977,398                    $ 21,834,373

CLASS C Shares sold          1,833,835                    $ 19,957,700

Shares redeemed              (41,526)                      (489,364)

Net increase (decrease)      1,792,309                    $ 19,468,336

INSTITUTIONAL CLASS Shares   1,065,454                    $ 11,180,375
sold

Shares redeemed              (20,873)                      (224,294)

Net increase (decrease)      1,044,581                    $ 10,956,081


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:
 PAY DATE RECORD DATE CAPITAL GAINS
Class A 1/11/99 1/8/99 $.05
Class T 1/11/99 1/8/99 $.05
Class B 1/11/99 1/8/99 $.05
Class C 1/11/99 1/8/99 $.05



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
Quincy, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
SMALL CAP
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              5   The managers' review of fund
                           performance, strategy and
                           outlook.

INVESTMENT SUMMARY     8   A summary of the fund's
                           investments.

INVESTMENTS            9   A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   16  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  25  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  32  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          33


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR SMALL CAP FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED NOVEMBER 30, 1998       LIFE OF FUND

FIDELITY ADV SMALL CAP - INST        23.50%
CL

Russell 2000(registered              13.15%
trademark)

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Harry Lange, Portfolio Manager of Fidelity Advisor Small Cap Fund
Q. HOW DID THE FUND PERFORM, HARRY?
A. It's only been up and running for a short time, but the fund was able to capitalize on some positive trends within the small-cap stock universe. From its inception on September 9, 1998 through November 30, 1998, the fund's Institutional Class shares returned 23.50%. In that time span, the Russell 2000 Index returned 13.15%. Future reports will show the fund's comparative performance over six- and 12-month intervals.
Q. WHAT WERE SOME OF THE TRENDS YOU MENTIONED, AND HOW DID YOU POSITION THE PORTFOLIO?
A. By early October, global market volatility had wreaked havoc with credit conditions, and banks and other financial institutions had slowed their lending activity. Since smaller companies rely on loans to subsidize future growth, many were negatively affected. By the middle of the month, in fact, some small-cap stock prices had plummeted to the point where I felt they had no place to go but up. As a result, I took a more aggressive approach and bought some stocks that I felt could snap back. This approach paid off, as the Federal Reserve Board cut rates - thus improving credit conditions - and investors began to focus more on smaller stocks. As a result, small-cap stocks performed much more in line with larger stocks during this brief period.
Q. WHAT ARE SOME OF THE KEY FACTORS YOU CONSIDER WHEN DECIDING WHETHER TO BUY A STOCK OR NOT?
A. There are obviously many factors, but after some initial probing of a stock, I like to get a feel for how well a company knows its market or industry. In addition, I want to know what type of growth strategy the company plans on following. Is the company planning on expanding? What kinds of new products can it offer? A third consideration - and this often determines whether I make the stock a big position in the portfolio - is whether the company's direction fits into an investing theme I believe in.
Q. WHERE DID YOU FIND OPPORTUNITIES DURING THE PERIOD?
A. At the end of the period, over 50% of the fund's investments resided in three growth-oriented market areas: technology, health care and services. Technology - which continued to be one of the faster-growing sectors of the market - offered quite a bit of differentiation in terms of the types of products and services that companies provided. Two of the fund's top positions at the end of the period, in fact, were HMT Technology and KLA-Tencor. HMT Technology is one of the leaders in making the media that goes into disk drives, while KLA-Tencor is a strong player in the semiconductor field. Companies involved in the biotechnology area of the health care sector were also appealing. Several companies were on the verge of making exciting, new product introductions and I was able to latch on to a couple that I felt would help the fund's performance. These included Cytyc Corp. - which has a patent on a new Pap smear test that has gained favor among doctors - and Sepracor, a company that specializes in enhancing drug products that have been on the market for some time. Lastly, services was an area that offered good, steady growth. Companies such as Nielsen Media Research - which tracks media trends - and Fair Isaac - a services company that supplies credit scores to banks - had dominant shares within their respective niche markets and exhibited steady growth.
Q. THE FUND HAS A FEW POSITIONS IN REAL ESTATE INVESTMENT TRUSTS, BETTER KNOWN AS REITS. WHAT DID YOU LIKE ABOUT THESE INVESTMENTS?
A. To me, certain REITs provided an element of saneness in the turbulent market we witnessed during the period. Some of the REITs that caught my attention were those that had long-term contracts under which they rented out facilities for government, corporate or research use. Long-term contracts such as these tend to offer more predictable rent streams and, in the type of environment we experienced, any degree of predictability was a welcome sight. REITs also were offering attractive yields. The fund's positions in Apartment Investment & Management and Glenborough Realty Trust reflected this strategy.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. Overall, I'd say I'm optimistic. For small-cap stocks to perform well in 1999, we'll need to see more confidence from a global economic standpoint. If certain foreign markets can continue to recover and the U.S. market can display more stability, investors may show a willingness to buy stocks of smaller companies. In terms of the technology industry, a pickup in personal computer demand would certainly be advantageous. Aside from these `ifs,' I'll continue to scour the small-cap universe in search of solid growth stories.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

HARRY LANGE TALKS ABOUT
SMALL-CAP STOCK RESEARCH:
"One of the many challenges
involved in small-cap investing is
trying to find promising stocks that
may be largely overlooked by
investors. Small-cap stock research
is typically more demanding than
large-cap research. Everyone
knows about Coca-Cola and GE, and
it can be hard to get a research edge
on those types of stocks. As former
Fidelity manager Peter Lynch has
said in the past, a good stock picker
is one who turns over as many rocks
as possible.
"The fund's largest single
investment at the close of the
period - Pegasus Systems -
exemplifies small-cap research.
The company is fairly well-known
for its involvement in making
travel reservations; Pegasus often
serves as the link between the
travel agent and the hotel, for
instance.
"But one aspect of the company
that I felt may have been
overlooked was that it makes
more money per booking when
reservations are transacted over
the Internet. This revenue feature
- combined with my general
bullishness for the Internet -
made this stock attractive to me,
and it has performed quite well."
FUND FACTS
GOAL: seeks long-term growth
of capital by investing primarily
in equity securities of
companies with small market
capitalizations
START DATE: September 9,
1998
SIZE: as of November
30, 1998, more than $141
million
MANAGER: Harry Lange, since
inception; manager, various
Fidelity equity funds, 1992-
present; research director,
Fidelity Investments Far East,
1988-1992; joined Fidelity
in 1987
(checkmark)


INVESTMENT SUMMARY




TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS

Pegasus Systems, Inc.           3.8

Cytyc Corp.                     3.5

Medpartners, Inc.               3.2

HMT Technology Corp.            3.1

Zonagen, Inc.                   2.7

VeriSign, Inc.                  2.6

Semtech Corp.                   2.4

KLA-Tencor Corp.                2.3

Celestial Seasonings, Inc.      2.2

Teradyne, Inc.                  2.2

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS

TECHNOLOGY                      31.1

HEALTH                          11.4

SERVICES                        10.9

CONSTRUCTION & REAL ESTATE      5.9

FINANCE                         4.7

ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 *
Row: 1, Col: 1, Value: 12.8
Row: 1, Col: 2, Value: 87.2
Stocks 87.2%
Short-term
investments 12.8%
FOREIGN
INVESTMENTS 3.1%
*


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 87.2%

                                 SHARES                          VALUE (NOTE 1)

BASIC INDUSTRIES - 0.6%

METALS & MINING - 0.4%

Cable Design Technology Corp.     30,000                         $ 553,125
(a)

PAPER & FOREST PRODUCTS - 0.2%

Mercer International, Inc.        33,750                          201,445

Pentair, Inc.                     3,570                           134,544

                                                                  335,989

TOTAL BASIC INDUSTRIES                                            889,114

CONSTRUCTION & REAL ESTATE -
5.9%

BUILDING MATERIALS - 2.6%

Elcor Corp.                       5,240                           161,785

Lone Star Industries, Inc.        5,000                           378,438

Owens-Corning                     400                             14,925

Rock of Ages Corp. Class A (a)    25,000                          300,000

Southdown, Inc.                   49,300                          2,871,725

                                                                  3,726,873

REAL ESTATE - 0.3%

Boardwalk Equities, Inc. (a)      16,900                          190,711

Catellus Development Corp. (a)    13,990                          196,734

                                                                  387,445

REAL ESTATE INVESTMENT TRUSTS
- 3.0%

Apartment Investment &            20,540                          703,495
Management Co. Class A

CenterPoint PropertiesTrust.      11,820                          401,880

Colonial Properties Trust         13,800                          373,463

Duke Realty Investments, Inc.     29,580                          671,096

Glenborough Realty Trust,         35,670                          762,446
Inc.

Home Properties of N.Y., Inc.     15,643                          385,209

Mack-Cali Realty Corp.            10,000                          296,875

Patriot American Hospitality,     19,980                          147,353
Inc. unit

Urban Shopping Centers, Inc.      14,930                          490,824

                                                                  4,232,641

TOTAL CONSTRUCTION & REAL                                         8,346,959
ESTATE

DURABLES - 3.2%

AUTOS, TIRES, & ACCESSORIES -
0.1%

Spartan Motors, Inc.              12,000                          76,500

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

DURABLES - CONTINUED

CONSUMER ELECTRONICS - 0.6%

Fossil, Inc. (a)                  32,200                         $ 891,538

HOME FURNISHINGS - 0.2%

HON Industries, Inc.              9,310                           221,113

TEXTILES & APPAREL - 2.3%

Galey & Lord, Inc. (a)            15,350                          165,972

Liz Claiborne, Inc.               10,000                          338,750

Quaker Fabric Corp. (a)           324,620                         2,272,340

Stride Rite Corp.                 5,400                           47,925

Supreme International Corp.       39,600                          425,700
(a)

                                                                  3,250,687

TOTAL DURABLES                                                    4,439,838

ENERGY - 1.5%

ENERGY SERVICES - 0.3%

Tidewater, Inc.                   14,520                          334,868

OIL & GAS - 1.2%

Cooper Cameron Corp. (a)          48,970                          1,193,644

Oryx Energy Co. (a)               39,300                          542,831

                                                                  1,736,475

TOTAL ENERGY                                                      2,071,343

FINANCE - 4.7%

BANKS - 0.8%

Centura Banks, Inc.               1,360                           92,480

Westamerica Bancorp.              27,630                          998,134

                                                                  1,090,614

CREDIT & OTHER FINANCE - 0.3%

Investors Financial Services      300                             16,875
Corp.

Long Beach Financial Corp. (a)    53,510                          426,408

                                                                  443,283

INSURANCE - 0.3%

Poe & Brown, Inc.                 9,780                           342,300

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

FINANCE - CONTINUED

SAVINGS & LOANS - 1.6%

Dime Bancorp, Inc.                55,970                         $ 1,486,703

Washington Federal, Inc.          31,080                          788,655

                                                                  2,275,358

SECURITIES INDUSTRY - 1.7%

Everen Capital Corp.              30,000                          735,000

Hambrecht & Quist Group (a)       50,000                          1,212,500

Knight/Trimark Group, Inc.        30,000                          474,375
Class A (a)

                                                                  2,421,875

TOTAL FINANCE                                                     6,573,430

HEALTH - 11.4%

DRUGS & PHARMACEUTICALS - 9.2%

Cytyc Corp. (a)                   250,000                         4,953,125

Medco Research, Inc. (a)          83,780                          1,696,545

Sepracor, Inc. (a)                29,700                          2,465,100

Zonagen, Inc. (a)                 196,500                         3,782,625

                                                                  12,897,395

MEDICAL EQUIPMENT & SUPPLIES
- 2.2%

ESC Medical Systems Ltd. (a)      255,350                         2,681,175

Physiometrix, Inc. (a)            169,000                         116,188

Respironics, Inc. (a)             20,000                          377,500

                                                                  3,174,863

TOTAL HEALTH                                                      16,072,258

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.5%

ELECTRICAL EQUIPMENT - 2.5%

RayoVac Corp. (a)                 111,000                         2,566,875

VWR Scientific Products Corp.     29,600                          925,000
(a)

                                                                  3,491,875

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

Compx International, Inc. (a)     17,490                          438,343

PRI Automation, Inc.              38,200                          916,800

                                                                  1,355,143

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.0%

Waste Industries, Inc. (a)        5,000                          $ 87,188

TOTAL INDUSTRIAL MACHINERY &                                      4,934,206
EQUIPMENT

MEDIA & LEISURE - 3.9%

BROADCASTING - 2.8%

Heftel Broadcasting Corp.         42,800                          1,995,550
Class A (a)

Nielsen Media Research, Inc.      130,000                         1,950,000
(a)

                                                                  3,945,550

PUBLISHING - 0.7%

Harte Hanks Communications,       45,200                          1,067,850
Inc.

RESTAURANTS - 0.4%

Brinker International, Inc.       20,000                          508,750
(a)

TOTAL MEDIA & LEISURE                                             5,522,150

NONDURABLES - 2.7%

BEVERAGES - 2.2%

Celestial Seasonings, Inc. (a)    125,920                         3,132,260

Mondavi (Robert) Corp. Class      500                             18,313
A (a)

                                                                  3,150,573

FOODS - 0.5%

Corn Products International,      24,090                          676,026
Inc.

TOTAL NONDURABLES                                                 3,826,599

PRECIOUS METALS - 0.9%

Getchell Gold Corp. (a)           74,300                          1,216,663

RETAIL & WHOLESALE - 4.7%

APPAREL STORES - 1.0%

Chicos Fas, Inc. (a)              65,850                          1,440,469

GENERAL MERCHANDISE STORES -
0.9%

Saks Holdings, Inc. (a)           46,692                          1,284,030

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.8%

Barbeques Galore Ltd.             50,000                          375,000
sponsored ADR

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Gadzooks, Inc. (a)                145,000                        $ 1,069,375

Handleman Co. (a)                 200,000                         2,400,000

                                                                  3,844,375

TOTAL RETAIL & WHOLESALE                                          6,568,874

SERVICES - 10.9%

ADVERTISING - 2.2%

CMG Information Services,         40,110                          3,108,525
Inc. (a)

EDUCATIONAL SERVICES - 0.4%

Quest Education Corp. (a)         60,000                          600,000

PRINTING - 1.4%

Valassis Communications, Inc.     43,610                          1,869,779
(a)

SERVICES - 6.9%

ACNielsen Corp. (a)               60,000                          1,653,750

APAC Teleservices, Inc. (a)       130,000                         845,000

Day Runner, Inc. (a)              54,140                          1,191,080

Medpartners, Inc. (a)             1,009,200                       4,541,400

Modis Professional Services,      121,190                         1,446,706
Inc. (a)

                                                                  9,677,936

TOTAL SERVICES                                                    15,256,240

TECHNOLOGY - 31.1%

COMMUNICATIONS EQUIPMENT - 0.3%

Plantronics, Inc. (a)             2,200                           144,650

Xircom, Inc. (a)                  9,400                           283,763

                                                                  428,413

COMPUTER SERVICES & SOFTWARE
- 17.3%

Architel Systems Corp. (a)        35,800                          420,339

Catalyst International, Inc.      25,000                          253,125
(a)

E Trade Group, Inc. (a)           20,000                          541,250

Earthlink Network, Inc. (a)       5,000                           304,063

Electronics for Imaging, Inc.     9,000                           241,313
(a)

FactSet Research Systems,         25,000                          1,015,625
Inc. (a)

Fair, Isaac & Co., Inc.           34,460                          1,387,015

Fundtech Ltd.                     20,000                          340,000

i2 Technologies, Inc. (a)         120,000                         2,970,000

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Integrated Measurement            10,000                         $ 106,250
Systems, Inc. (a)

Pegasus Systems, Inc. (a)         239,860                         5,336,877

Rational Software Corp. (a)       99,600                          2,259,675

RealNetworks, Inc.                20,300                          771,400

Shared Medical Systems Corp.      20,000                          1,047,500

Sportsline USA, Inc.              86,200                          1,486,950

Symantec Corp. (a)                50,000                          1,000,000

Titan Corp. (a)                   122,730                         659,674

TSI International Software        10,000                          365,000
Ltd. (a)

VeriSign, Inc. (a)                90,000                          3,611,250

Wind River Systems, Inc. (a)      5,350                           249,444

                                                                  24,366,750

COMPUTERS & OFFICE EQUIPMENT
- 3.8%

HMT Technology Corp. (a)          386,180                         4,392,798

Tech Data Corp. (a)               22,160                          891,940

                                                                  5,284,738

ELECTRONIC INSTRUMENTS - 5.7%

KLA-Tencor Corp. (a)              96,150                          3,275,109

Kulicke & Soffa Industries,       31,230                          532,862
Inc. (a)

Teradyne, Inc. (a)                97,380                          3,122,246

Varian Associates, Inc.           26,300                          1,040,494

                                                                  7,970,711

ELECTRONICS - 4.0%

Microchip Technology, Inc. (a)    29,540                          1,028,361

Microsemi Corp. (a)               14,840                          178,080

PMC-Sierra, Inc. (a)              18,490                          996,149

Semtech Corp. (a)                 113,820                         3,371,918

                                                                  5,574,508

TOTAL TECHNOLOGY                                                  43,625,120

TRANSPORTATION - 0.6%

AIR TRANSPORTATION - 0.0%

Travel Services                   2,010                           45,476
International, Inc. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TRANSPORTATION - CONTINUED

TRUCKING & FREIGHT - 0.6%

CNF Transportation, Inc.          6,180                          $ 220,549

Swift Transportation Co.,         25,470                          558,748
Inc. (a)

                                                                  779,297

TOTAL TRANSPORTATION                                              824,773

UTILITIES - 1.6%

TELEPHONE SERVICES - 1.6%

Davel Communications Group,       40,000                          770,000
Inc. (a)

Global TeleSystems Group,         20,000                          868,125
Inc. (a)

WinStar Communications, Inc.      20,000                          557,500
(a)

                                                                  2,195,625

TOTAL COMMON STOCKS                                122,363,192
(Cost $106,006,210)

CASH EQUIVALENTS - 12.8%

                                 MATURITY AMOUNT

Investments in repurchase        $ 18,019,627                     18,017,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98

TOTAL INVESTMENT IN                               $ 140,380,192
SECURITIES - 100%
(Cost $124,023,210)


LEGEND
(a) Non-income producing
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $124,499,082. Net unrealized appreciation aggregated $15,881,110, of which $18,293,676 related to appreciated investment securities and $2,412,566 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at                $ 140,380,192
value (including repurchase
agreements of $18,017,000)
(cost $124,023,210) - See
accompanying schedule

Cash                                         385,934

Receivable for investments                   2,173,977
sold

Receivable for fund shares                   5,063,183
sold

Dividends receivable                         24,972

Prepaid expenses                             57,252

 TOTAL ASSETS                                148,085,510

LIABILITIES

Payable for investments        $ 6,250,639
purchased

Payable for fund shares         267,068
redeemed

Accrued management fee          60,239

Distribution fees payable       53,785

Other payables and accrued      78,905
expenses

 TOTAL LIABILITIES                           6,710,636

NET ASSETS                                  $ 141,374,874

Net Assets consist of:

Paid in capital                             $ 124,877,132

Accumulated undistributed net                140,781
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  16,356,961
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 141,374,874

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM              $12.35
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($9,586,638 (divided by)
776,499 shares)

Maximum offering price per          $13.10
share (100/94.25 of $12.35)

CLASS T: NET ASSET VALUE and        $12.34
redemption price per share
($72,428,479 (divided by)
5,870,987 shares)

Maximum offering price per          $12.79
share (100/96.50 of $12.34)

CLASS B: NET ASSET VALUE and        $12.31
offering price per share
($24,344,488 (divided by)
1,977,398 shares) A

CLASS C: NET ASSET VALUE, and       $12.34
offering price per share
($22,117,331 (divided by)
1,792,309 shares) A

INSTITUTIONAL CLASS: NET            $12.35
ASSET VALUE, offering price
and redemption price   per
share ($12,897,938 (divided
by) 1,044,581 shares)

A REDEMPTION PRICE PER-SHARE IS EQUAL TO NET ASSET VALUE LESS
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 SEPTEMBER 9, 1998
(COMMENCEMENT OF OPERATIONS)
TO NOVEMBER 30, 1998

INVESTMENT INCOME                             $ 84,234
Dividends

Interest                                       95,431

 TOTAL INCOME                                  179,665

EXPENSES

Management fee                   $ 104,572

Transfer agent fees               36,581

Distribution fees                 80,694

Accounting fees and expenses      13,571

Non-interested trustees'          20
compensation

Custodian fees and expenses       7,805

Registration fees                 79,364

Audit                             22,011

Miscellaneous                     1,003

 Total expenses before            345,621
reductions

 Expense reductions               (67,497)     278,124

NET INVESTMENT INCOME (LOSS)                   (98,459)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            239,208

 Foreign currency transactions    32           239,240

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            16,356,982

 Assets and liabilities in        (21)         16,356,961
foreign currencies

NET GAIN (LOSS)                                16,596,201

NET INCREASE (DECREASE) IN                    $ 16,497,742
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              SEPTEMBER 9, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (98,459)
income (loss)

 Net realized gain (loss)      239,240

 Change in net unrealized      16,356,961
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    16,497,742
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       124,877,132
increase (decrease)

  TOTAL INCREASE (DECREASE)    141,374,874
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period                $ 141,374,874

FINANCIAL HIGHLIGHTS - CLASS A
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.01)
E

 Net realized and unrealized      2.36
gain (loss)

 Total from investment            2.35
operations

Net asset value, end of period   $ 12.35

TOTAL RETURN B, C, D              23.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 9,587
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of expenses to average      1.68% A, G
net assets after expense
reductions

Ratio of net investment           (.40)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.02)
E

 Net realized and unrealized      2.36
gain (loss)

 Total from investment            2.34
operations

Net asset value, end of period   $ 12.34

TOTAL RETURN B, C, D              23.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 72,428
(000 omitted)

Ratio of expenses to average      2.00% A, F
net assets

Ratio of expenses to average      1.93% A, G
net assets after expense
reductions

Ratio of net investment           (.63)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.03)
E

 Net realized and unrealized      2.34
gain (loss)

 Total from investment            2.31
operations

Net asset value, end of period   $ 12.31

TOTAL RETURN B, C, D              23.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 24,344
(000 omitted)

Ratio of expenses to average      2.50% A, F
net assets

Ratio of expenses to average      2.43% A, G
net assets after expense
reductions

Ratio of net investment           (1.15)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.03)
E

 Net realized and unrealized      2.37
gain (loss)

 Total from investment            2.34
operations

Net asset value, end of period   $ 12.34

TOTAL RETURN B, C, D              23.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 22,117
(000 omitted)

Ratio of expenses to average      2.50% A, F
net assets

Ratio of expenses to average      2.44% A, G
net assets after expense
reductions

Ratio of net investment           (1.15)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 SEPTEMBER 9, 1998
                                 (COMMENCEMENT OF OPERATIONS)
                                 TO NOVEMBER 30,

                                 1998

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     -
D

 Net realized and unrealized      2.35
gain (loss)

 Total from investment            2.35
operations

Net asset value, end of period   $ 12.35

TOTAL RETURN B, C                 23.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,898
(000 omitted)

Ratio of expenses to average      1.50% A, E
net assets

Ratio of expenses to average      1.42% A, F
net assets after expense
reductions

Ratio of net investment           (.15)% A
income (loss) to average net
assets

Portfolio turnover                204% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Small Cap Fund(the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of 7 years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying each class and shares of each class for distribution under federal and state securities law. These expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $131,914,480 and $26,147,478, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .75% of average net assets.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 2,413      $ -

CLASS T    34,861       58

CLASS B    21,796       16,347

CLASS C    21,624       21,624

          $ 80,694     $ 38,029

Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 59,118     $ 42,784

CLASS T    153,317      75,134

CLASS B    5,341        5,341*

CLASS C    1,436        1,436*

          $ 219,212    $ 124,695

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS, BANKS, AND
OTHER    FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 2,702   .29 *

CLASS T                 17,794   .26 *

CLASS B                 6,798    .32 *

CLASS C                 5,000    .24 *

INSTITUTIONAL CLASS     4,287    .23 *

                       $ 36,581

* ANNUALIZED
ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $41,249 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75%                    $ 4,636

CLASS T               2.00%                     26,109

CLASS B               2.50%                     9,874

CLASS C               2.50%                     8,425

INSTITUTIONAL CLASS   1.50%                     8,978

                                               $ 58,022

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $9,065 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $196 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
          TRANSFER AGENT CREDITS

CLASS T   $ 214

6. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                            SHARES                        DOLLARS

                            SEPTEMBER 9, 1998             SEPTEMBER 9, 1998
                            (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                            TO NOVEMBER 30,               TO NOVEMBER 30,

                            1998                          1998



CLASS A Shares sold          803,382                      $ 8,780,684

Shares redeemed              (26,883)                      (306,364)

Net increase (decrease)      776,499                      $ 8,474,320

CLASS T Shares sold          5,958,472                    $ 65,079,821

Shares redeemed              (87,485)                      (935,799)

Net increase (decrease)      5,870,987                    $ 64,144,022

CLASS B Shares sold          2,004,383                    $ 22,156,184

Shares redeemed              (26,985)                      (321,811)

Net increase (decrease)      1,977,398                    $ 21,834,373

CLASS C Shares sold          1,833,835                    $ 19,957,700

Shares redeemed              (41,526)                      (489,364)

Net increase (decrease)      1,792,309                    $ 19,468,336

INSTITUTIONAL CLASS Shares   1,065,454                    $ 11,180,375
sold

Shares redeemed              (20,873)                      (224,294)

Net increase (decrease)      1,044,581                    $ 10,956,081


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:
 PAY DATE RECORD DATE CAPITAL GAINS
Institutional Class 1/11/99 1/8/99 $.05






INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
Quincy, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Utilities Growth Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
TECHNOQUANTGROWTH
SM
FUND - CLASS A, CLASS T, CLASS B AND CLASS C
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   21  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  30  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  39  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          40


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
 CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT          6.53%        21.23%
GROWTH - CL A

FIDELITY ADV TECHNOQUANT          0.40%        14.26%
GROWTH - CL A   (INCL. 5.75%
SALES CHARGE)

S&P 500 (registered trademark)    23.66%       62.13%

Capital Appreciation Funds        8.48%        n/a
Average

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT        6.53%        10.57%
GROWTH - CL A

FIDELITY ADV TECHNOQUANT        0.40%        7.20%
GROWTH - CL A   (INCL. 5.75%
SALES CHARGE)

S&P 500                         23.66%       28.68%

Capital Appreciation Funds      8.48%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA TechnoQuant Growth - A   S&P 500
             00267                       SP001
  1996/12/31       9425.00                    10000.00
  1997/01/31       9698.33                    10624.80
  1997/02/28       9010.30                    10708.10
  1997/03/31       8557.90                    10268.10
  1997/04/30       8671.00                    10881.11
  1997/05/31       9425.00                    11543.55
  1997/06/30       9839.70                    12060.70
  1997/07/31      10819.90                    13020.37
  1997/08/31      10857.60                    12290.97
  1997/09/30      11526.78                    12964.15
  1997/10/31      10961.28                    12531.14
  1997/11/30      10725.65                    13111.21
  1997/12/31      10567.32                    13336.33
  1998/01/31      10411.26                    13483.83
  1998/02/28      11230.89                    14456.28
  1998/03/31      11777.32                    15196.59
  1998/04/30      11699.26                    15349.47
  1998/05/31      11133.32                    15085.61
  1998/06/30      11299.20                    15698.39
  1998/07/31      11191.86                    15531.20
  1998/08/31       9728.24                    13285.70
  1998/09/30      10362.48                    14136.78
  1998/10/31      10840.59                    15286.67
  1998/11/30      11426.05                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981210 103614 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class A on December 31, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $11,426 - a 14.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213 - a 62.13% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
 CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT       6.35%        20.82%
GROWTH - CL T

FIDELITY ADV TECHNOQUANT       2.63%        16.59%
GROWTH - CL T  (INCL. 3.50%
SALES CHARGE)

S&P 500                        23.66%       62.13%

Capital Appreciation Funds     8.48%        n/a
Average

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT        6.35%        10.37%
GROWTH - CL T

FIDELITY ADV TECHNOQUANT        2.63%        8.34%
GROWTH - CL T   (INCL. 3.50%
SALES CHARGE)

S&P 500                         23.66%       28.68%

Capital Appreciation Funds      8.48%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA TechnoQuant Growth - T   S&P 500
             00269                       SP001
  1996/12/31       9650.00                    10000.00
  1997/01/31       9929.85                    10624.80
  1997/02/28       9215.75                    10708.10
  1997/03/31       8752.55                    10268.10
  1997/04/30       8868.35                    10881.11
  1997/05/31       9640.35                    11543.55
  1997/06/30      10064.95                    12060.70
  1997/07/31      11058.90                    13020.37
  1997/08/31      11097.50                    12290.97
  1997/09/30      11773.00                    12964.15
  1997/10/31      11194.00                    12531.14
  1997/11/30      10962.40                    13111.21
  1997/12/31      10790.34                    13336.33
  1998/01/31      10630.69                    13483.83
  1998/02/28      11469.16                    14456.28
  1998/03/31      12028.15                    15196.59
  1998/04/30      11948.29                    15349.47
  1998/05/31      11369.34                    15085.61
  1998/06/30      11529.05                    15698.39
  1998/07/31      11429.24                    15531.20
  1998/08/31       9931.96                    13285.70
  1998/09/30      10570.80                    14136.78
  1998/10/31      11059.91                    15286.67
  1998/11/30      11658.82                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981217 142243 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $11,659 - a 16.59% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213 - a 62.13% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B's contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
 CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT      5.80%        19.66%
GROWTH - CL B

FIDELITY ADV TECHNOQUANT      0.80%        15.66%
GROWTH - CL B   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       23.66%       62.13%

Capital Appreciation Funds    8.48%        n/a
Average

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT      5.80%        9.82%
GROWTH - CL B

FIDELITY ADV TECHNOQUANT      0.80%        7.89%
GROWTH - CL B   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       23.66%       28.68%

Capital Appreciation Funds    8.48%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND

             FA TechnoQuant Growth - B   S&P 500
             00268                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10290.00                    10624.80
  1997/02/28       9540.00                    10708.10
  1997/03/31       9060.00                    10268.10
  1997/04/30       9170.00                    10881.11
  1997/05/31       9960.00                    11543.55
  1997/06/30      10400.00                    12060.70
  1997/07/31      11420.00                    13020.37
  1997/08/31      11460.00                    12290.97
  1997/09/30      12160.00                    12964.15
  1997/10/31      11550.00                    12531.14
  1997/11/30      11310.00                    13111.21
  1997/12/31      11130.72                    13336.33
  1998/01/31      10955.42                    13483.83
  1998/02/28      11821.95                    14456.28
  1998/03/31      12389.32                    15196.59
  1998/04/30      12306.79                    15349.47
  1998/05/31      11698.16                    15085.61
  1998/06/30      11863.21                    15698.39
  1998/07/31      11749.74                    15531.20
  1998/08/31      10202.36                    13285.70
  1998/09/30      10862.57                    14136.78
  1998/10/31      11357.73                    15286.67
  1998/11/30      11566.00                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981223 155012 R00000000000026



$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class B on December 31, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,566 - a 15.66% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213 - a 62.13% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year total return figure is 1.00%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
 CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT      5.62%        19.48%
GROWTH - CL C

FIDELITY ADV TECHNOQUANT      4.62%        19.48%
GROWTH - CL C   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       23.66%       62.13%

Capital Appreciation Funds    8.48%        n/a
Average

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT      5.62%        9.73%
GROWTH - CL C

FIDELITY ADV TECHNOQUANT      4.62%        9.73%
GROWTH - CL C   (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       23.66%       28.68%

Capital Appreciation Funds    8.48%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA TechnoQuant Growth - C   S&P 500
             00486                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10290.00                    10624.80
  1997/02/28       9540.00                    10708.10
  1997/03/31       9060.00                    10268.10
  1997/04/30       9170.00                    10881.11
  1997/05/31       9960.00                    11543.55
  1997/06/30      10400.00                    12060.70
  1997/07/31      11420.00                    13020.37
  1997/08/31      11460.00                    12290.97
  1997/09/30      12160.00                    12964.15
  1997/10/31      11550.00                    12531.14
  1997/11/30      11312.07                    13111.21
  1997/12/31      11134.52                    13336.33
  1998/01/31      10969.77                    13483.83
  1998/02/28      11824.69                    14456.28
  1998/03/31      12391.21                    15196.59
  1998/04/30      12298.51                    15349.47
  1998/05/31      11690.79                    15085.61
  1998/06/30      11855.60                    15698.39
  1998/07/31      11742.29                    15531.20
  1998/08/31      10197.25                    13285.70
  1998/09/30      10846.17                    14136.78
  1998/10/31      11350.88                    15286.67
  1998/11/30      11948.30                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981217 142339 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class C on December 31, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment would have grown to $11,948 - a 19.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213 - a 62.13% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 - a popular measure of
small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Tim Krochuk, Portfolio Manager of Fidelity Advisor TechnoQuant Growth Fund
Q. HOW DID THE FUND PERFORM, TIM?
A. For the 12 months that ended November 30, 1998, the fund's Class A, Class T, Class B, and Class C shares returned 6.53%, 6.35%, 5.80% and 5.62%, respectively. The Standard & Poor's 500 Index returned 23.66% and the capital appreciation funds average tracked by Lipper Analytical Services returned 8.48% for the same time period.
Q. WHY DID THE FUND TRAIL ITS PEER GROUP AND THE S&P 500 DURING THE
PERIOD?
A. During the period, collapsing economic and monetary standards in Asia were followed by similar problems in Russia and other emerging markets. These events caused a global flight to quality. Investors flocked to the household names of the biggest large-capitalization stocks that provided both significant liquidity and an aura of safety. My quantitative models had the median market cap of the fund much higher than the peer group for most of 1998. In June, my models suggested a shift of even more assets into large-cap stocks. Relative to other capital appreciation funds, performance benefited from moving the portfolio's focus towards larger stocks. While the fund slightly underperformed its peer group for the year, its relative performance improved significantly during the last six months because many of the funds in the Lipper capital appreciation group maintained their emphasis on smaller- and mid-cap stocks. Specifically, during the past six months that ended November 30, 1998, the fund's Class A, Class T, Class B and Class C shares returned 2.63%, 2.55%, 2.29% and 2.20%, respectively. This compares favorably to a return of -0.40% for the capital appreciation funds average. Relative to the S&P 500, however, the fund underperformed because of poor breadth in the S&P 500 advance. The 30 largest stocks in the S&P 500 accounted for more than 60% of its return during this period. Since most active portfolio managers tend to focus more on small- and mid-cap stocks, and since most portfolios consist of more than 30 stocks, it should be clear why so many managers had a difficult 12-month period.
Q. WHAT FACTORS INFLUENCED PERFORMANCE?
A. Overall, the biggest contributor to the fund's total return was the strategic shift into larger-cap stocks, particularly relative to the fund's peer group. Price and trading volume data used in my quantitative models indicated that the market would continue to reward larger stocks, particularly those in defensive industry sectors, such as nondurable consumer products. Because these sectors tend to be less sensitive to economic uncertainty, the market was willing to pay a premium to own them, creating demand that typically results in better performance during volatile periods. The majority of the fund's underperformance for the year was caused by investments in cyclical energy and technology stocks, primarily during December of 1997.
Q. WHICH STOCKS HELPED THE FUND'S PERFORMANCE? WHICH ONES
DISAPPOINTED?
A. Eli Lilly, Fannie Mae and Microsoft were among the best-performing stocks in the portfolio. At first glance it might appear that these stocks from the pharmaceutical, finance and technology sectors, respectively, have little in common. However, they all share one important characteristic - size. Because these companies represent some of the largest in the market, their performance benefited from the preference investors demonstrated for large, liquid stocks during the period. On the negative side, three energy companies, BJ Services, Tidewater and ENSCO International, reported poor earnings when oil prices suffered a devastating 35% drop during the period. The fund sold most of these stocks early in the period.
Q. HOW WOULD YOU CHARACTERIZE TECHNOQUANT AT THE END OF THE PERIOD?
A. At the end of the period, the fund had about 94% of its assets invested in stocks. The assets were defensively positioned and diversified among 66 companies in 15 major industry sectors. This structure reflects what has historically provided the most stable returns under similar market conditions: a diversified portfolio of larger stocks. I believe this strategy is appropriate because my models don't predict any meaningful decrease in volatility or changes in market leadership over the next few months. However, despite these defensive characteristics, the fund continues to be invested in stocks that have attractive technical valuations.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. I expect market volatility to remain relatively high coming into 1999. Technical factors - such as trading volume - suggest that the market may retest its recent bottom before advancing, with small- and mid-cap stocks leading the turnaround. However, until there are conclusive signs that investor confidence and market leadership are changing direction, I plan to maintain the fund's diversification and large stock bias.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

TIM KROCHUK ON SMALL-CAP
STOCK PERFORMANCE:
"Small-cap stocks have experienced
unusual market conditions for close
to three years. In the 1960s, 1970s
and 1980s, the equal-weighted S&P
500 - which gives more weight to
the small-and mid-cap stocks -
outperformed the market cap
weighted S&P 500 - which gives
more weight to large stocks -
every decade. This relationship
held true through the first half of
the 1990s. Since then, however,
tremendous investor demand for a
relatively small number of the
nation's largest stocks has led the
market higher, leaving smaller-cap
stocks far behind.
"Small-cap company fundamentals
have been positive, with more
attractive valuations and higher
revenue growth than many larger
companies. Conversely, large
stocks' market leadership has not
been driven entirely by
fundamentals, but also by supply
and demand. In other words, a
small company can have
outstanding earnings or products,
but if there isn't any market
demand for the stock, the price
can't go up. Several events have
contributed to diminished demand
for small stocks, particularly during
the past year as shocks to global
financial systems sent investors
running for cover - again, to the
liquid, household names of the
large caps. When concerns about the
domestic and global economies
subside, investors should be more
willing to invest in the values
offered by small- and mid-cap
stocks. With a better supply and
demand dynamic, this sector of
the market should recover nicely."
FUND FACTS
GOAL: long-term capital
appreciation by investing
primarily in common stocks,
using a quantitative
approach that emphasizes
technical factors
START DATE: December 31,
1996
SIZE: as of November 30,
1998, more than $31 million
MANAGER: Tim Krochuk,
since inception; joined
Fidelity in  1992
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Philip Morris Companies, Inc.   4.5                      0.0

Microsoft Corp.                 4.5                      3.1

Amgen, Inc.                     3.5                      1.5

Fannie Mae                      3.4                      2.0

Southwest Airlines Co.          3.3                      1.5

Albertson's, Inc.               3.2                      1.6

Aluminum Co. of America         3.1                      0.0

Lilly (Eli) & Co.               2.9                      0.0

U.S. WEST, Inc.                 2.7                      1.1

Quaker Oats Co.                 2.6                      0.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      25.0                     10.2

NONDURABLES                     14.7                     6.7

HEALTH                          10.6                     4.3

RETAIL & WHOLESALE              8.9                      12.8

FINANCE                         8.3                      9.6


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 94.0
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 1, Value: 98.5
Row: 1, Col: 2, Value: 1.5
Stocks  94.0%
Short-term
investments 6.0%
FOREIGN
INVESTMENTS 2.7%
Stocks and
equity futures 99.5%
Short-term
investments 0.5%
FOREIGN
INVESTMENTS 1.8%
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.0%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.5%

Advanced Aerodynamics &           58,500                   $ 162,703
Structures, Inc. Class A (a)

BASIC INDUSTRIES - 4.5%

METALS & MINING - 3.1%

Aluminum Co. of America           13,300                    985,863

PACKAGING & CONTAINERS - 0.7%

Crown Cork & Seal Co., Inc.       6,100                     205,875

PAPER & FOREST PRODUCTS - 0.7%

Smurfit-Stone Container Corp.     16,236                    228,319
(a)

TOTAL BASIC INDUSTRIES                                      1,420,057

CONSTRUCTION & REAL ESTATE -
0.0%

REAL ESTATE - 0.0%

ResortQuest International,        200                       2,625
Inc. (a)

ENERGY - 5.5%

ENERGY SERVICES - 1.7%

Schlumberger Ltd.                 6,100                     272,594

Tidewater, Inc.                   11,600                    267,525

                                                            540,119

OIL & GAS - 3.8%

Burlington Resources, Inc.        7,900                     281,438

Conoco, Inc. Class A (a)          2,000                     47,375

Exxon Corp.                       7,900                     592,994

Texaco, Inc.                      5,000                     287,813

                                                            1,209,620

TOTAL ENERGY                                                1,749,739

FINANCE - 8.3%

FEDERAL SPONSORED CREDIT - 4.0%

Fannie Mae                        14,900                    1,083,975

Freddie Mac                       2,900                     175,450

                                                            1,259,425

INSURANCE - 3.3%

Allstate Corp.                    6,800                     277,100

MGIC Investment Corp.             9,200                     404,225

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

INSURANCE - CONTINUED

MONY Group, Inc. (a)              100                      $ 3,094

SunAmerica, Inc.                  4,600                     364,550

                                                            1,048,969

SAVINGS & LOANS - 1.0%

Dime Bancorp, Inc.                12,600                    334,688

TOTAL FINANCE                                               2,643,082

HEALTH - 10.6%

DRUGS & PHARMACEUTICALS - 7.5%

Amgen, Inc. (a)                   15,000                    1,128,750

Lilly (Eli) & Co.                 10,200                    914,813

Merck & Co., Inc.                 2,300                     356,213

                                                            2,399,776

MEDICAL EQUIPMENT & SUPPLIES
- 3.1%

Abbott Laboratories               13,800                    662,400

Johnson & Johnson                 3,800                     308,750

                                                            971,150

TOTAL HEALTH                                                3,370,926

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.6%

ELECTRICAL EQUIPMENT - 1.6%

General Electric Co.              5,600                     506,800

MEDIA & LEISURE - 2.7%

BROADCASTING - 0.8%

Chris-Craft Industries, Inc.      4,900                     226,625

Fox Entertainment Group, Inc.     1,000                     23,625
(a)

                                                            250,250

RESTAURANTS - 1.9%

Tricon Global Restaurants,        13,100                    596,869
Inc. (a)

TOTAL MEDIA & LEISURE                                       847,119

NONDURABLES - 14.7%

BEVERAGES - 2.3%

Coors (Adolph) Co. Class B        14,700                    731,325

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - 5.6%

ConAgra, Inc.                     10,800                   $ 339,525

Heinz (H.J.) Co.                  10,400                    606,450

Horizon Organic Holding Corp.     300                       4,838
(a)

Quaker Oats Co.                   13,600                    834,700

                                                            1,785,513

HOUSEHOLD PRODUCTS - 2.3%

Clorox Co.                        6,600                     733,013

TOBACCO - 4.5%

Philip Morris Companies, Inc.     25,800                    1,443,179

TOTAL NONDURABLES                                           4,693,030

PRECIOUS METALS - 2.2%

Barrick Gold Corp.                29,200                    580,933

Battle Mountain Gold Co.          26,900                    126,094

                                                            707,027

RETAIL & WHOLESALE - 8.9%

DRUG STORES - 2.5%

Walgreen Co.                      14,700                    789,206

GENERAL MERCHANDISE STORES -
2.0%

Wal-Mart Stores, Inc.             8,600                     647,688

GROCERY STORES - 4.4%

Albertson's, Inc.                 18,200                    1,038,538

Safeway, Inc. (a)                 7,100                     374,969

                                                            1,413,507

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

software.net Corp. (a)            100                       2,175

TOTAL RETAIL & WHOLESALE                                    2,852,576

SERVICES - 0.0%

ADVERTISING - 0.0%

EarthWeb, Inc. (a)                300                       12,075

Young & Rubicam, Inc. (a)         100                       2,988

                                                            15,063

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - 25.0%

COMMUNICATIONS EQUIPMENT - 0.7%

Carrier Access Corp. (a)          100                      $ 2,675

Jabil Circuit, Inc. (a)           3,500                     203,000

                                                            205,675

COMPUTER SERVICES & SOFTWARE
- 8.7%

America Online, Inc.              7,800                     682,988

broadcast.com, Inc. (a)           9,500                     627,000

Ebay, Inc. (a)                    100                       19,763

Inktomi Corp. (a)                 100                       13,238

International Integration,        200                       2,925
Inc. (a)

Microsoft Corp. (a)               11,700                    1,427,400

MicroStrategy, Inc. Class A       100                       2,250
(a)

                                                            2,775,564

COMPUTERS & OFFICE EQUIPMENT
- 9.2%

Comdisco, Inc.                    34,400                    627,800

Dell Computer Corp. (a)           7,800                     474,338

EMC Corp. (a)                     9,600                     696,000

Read-Rite Corp. (a)               32,900                    442,094

Seagate Technology, Inc. (a)      23,200                    684,400

                                                            2,924,632

ELECTRONIC INSTRUMENTS - 2.2%

Applied Materials, Inc. (a)       8,100                     313,875

Teradyne, Inc. (a)                12,000                    384,750

                                                            698,625

ELECTRONICS - 3.0%

Intel Corp.                       5,600                     602,700

Texas Instruments, Inc.           4,600                     351,325

                                                            954,025

PHOTOGRAPHIC EQUIPMENT - 1.2%

Eastman Kodak Co.                 5,400                     391,838

TOTAL TECHNOLOGY                                            7,950,359

TRANSPORTATION - 3.3%

AIR TRANSPORTATION - 3.3%

Southwest Airlines Co.            48,600                    1,044,900

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UTILITIES - 6.2%

TELEPHONE SERVICES - 6.2%

AT&T Corp.                        8,100                    $ 504,731

MCI WorldCom, Inc. (a)            10,300                    607,700

U.S. WEST, Inc.                   13,700                    852,825

                                                            1,965,256

TOTAL COMMON STOCKS                           29,931,262
(Cost $25,641,995)

CASH EQUIVALENTS - 6.0%



Taxable Central Cash Fund (b)     1,922,407                 1,922,407
(Cost $1,922,407)

TOTAL INVESTMENT IN                          $ 31,853,669
SECURITIES - 100%
(Cost $27,564,402)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $27,609,367. Net unrealized appreciation aggregated $4,244,302, of which $4,662,860 related to appreciated investment securities and $418,558 related to depreciated investment securities.
At November 30, 1998, the fund had a capital loss carryforward of approximately $333,000, all of which will expire on November 30, 2006. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at             $ 31,853,669
value (cost $27,564,402) -
See accompanying schedule

Receivable for fund shares                65,324
sold

Dividends receivable                      27,987

Interest receivable                       6,475

Other receivables                         4,748

 TOTAL ASSETS                             31,958,203

LIABILITIES

Payable to custodian bank      $ 39,810

Payable for fund shares         64,294
redeemed

Accrued management fee          15,589

Distribution fees payable       16,929

Other payables and accrued      35,195
expenses

 TOTAL LIABILITIES                        171,817

NET ASSETS                               $ 31,786,386

Net Assets consist of:

Paid in capital                          $ 27,870,214

Accumulated undistributed net             (373,104)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               4,289,276
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 31,786,386

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $11.71
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($2,884,709 (divided by)
246,274 shares)

Maximum offering price per         $12.42
share (100/94.25 of $11.71)

CLASS T: NET ASSET VALUE and       $11.68
redemption price per share
 ($16,368,445 (divided by)
1,401,808 shares)

Maximum offering price per         $12.10
share (100/96.50 of $11.68)

CLASS B: NET ASSET VALUE and       $11.60
offering price per share
($10,994,205 (divided by)
947,526 shares) A

CLASS C: NET ASSET VALUE and       $11.60
offering price per share
($482,208 (divided by)
41,580 shares) A

INSTITUTIONAL CLASS: NET           $11.72
ASSET VALUE, offering price
and redemption price   per
share ($1,056,819 (divided
by) 90,171 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                            $ 420,530
Dividends

Interest                                      164,569

 TOTAL INCOME                                 585,099

EXPENSES

Management fee                   $ 208,740

Transfer agent fees               106,226

Distribution fees                 220,230

Accounting fees and expenses      60,636

Non-interested trustees'          131
compensation

Custodian fees and expenses       9,339

Registration fees                 58,404

Audit                             23,151

Legal                             503

Miscellaneous                     2,846

 Total expenses before            690,206
reductions

 Expense reductions               (21,762)    668,444

NET INVESTMENT INCOME (LOSS)                  (83,345)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (184,828)

 Foreign currency transactions    (1,585)

 Futures contracts                67,131      (119,282)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,192,093

 Assets and liabilities in        12          2,192,105
foreign currencies

NET GAIN (LOSS)                               2,072,823

NET INCREASE (DECREASE) IN                   $ 1,989,478
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1998  DECEMBER 31, 1996
                                                             (COMMENCEMENT OF OPERATIONS)
                                                             TO NOVEMBER 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (83,345)                    $ (240,135)
income (loss)

 Net realized gain (loss)       (119,282)                     1,156,290

 Change in net unrealized       2,192,105                     2,097,171
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,989,478                     3,013,326
NET ASSETS RESULTING   FROM
OPERATIONS

Distributions to shareholders

 From net realized gain         (868,298)                     -

 In excess of net realized      (347,228)                     -
gain

 TOTAL DISTRIBUTIONS            (1,215,526)                   -

Share transactions - net        (7,523,571)                   35,522,679
increase (decrease)

  TOTAL INCREASE (DECREASE)     (6,749,619)                   38,536,005
IN NET ASSETS

NET ASSETS

 Beginning of period            38,536,005                    -

 End of period                 $ 31,786,386                  $ 38,536,005


FINANCIAL HIGHLIGHTS - CLASS A
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.38                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .01                       (.07)
D

 Net realized and unrealized      .69                       1.45
gain (loss)

 Total from investment            .70                       1.38
operations

Less Distributions

 From net realized gain           (.26)                     -

 In excess of net realized        (.11)                     -
gain

 Total distributions              (.37)                     -

Net asset value, end of period   $ 11.71                   $ 11.38

TOTAL RETURN B, C                 6.53%                     13.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,885                   $ 5,376
(000 omitted)

Ratio of expenses to average      1.61%                     1.75% A, F
net assets

Ratio of expenses to average      1.60% G                   1.75% A
net assets after expense
reductions

Ratio of net investment           .09%                      (.73)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.36                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.02)                     (.10)
D

 Net realized and unrealized      .70                       1.46
gain (loss)

 Total from investment            .68                       1.36
operations

Less Distributions

 From net realized gain           (.26)                     -

 In excess of net realized        (.10)                     -
gain

 Total distributions              (.36)                     -

Net asset value, end of period   $ 11.68                   $ 11.36

TOTAL RETURN B, C                 6.35%                     13.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 16,368                  $ 20,283
(000 omitted)

Ratio of expenses to average      1.79%                     2.00% A, F
net assets

Ratio of expenses to average      1.76% G                   2.00% A
net assets after expense
reductions

Ratio of net investment           (.11)%                    (1.00)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.31                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.09)                     (.15)
D

 Net realized and unrealized      .71                       1.46
gain (loss)

 Total from investment            .62                       1.31
operations

Less Distributions

 From net realized gain           (.24)                     -

 In excess of net realized        (.09)                     -
gain

 Total distributions              (.33)                     -

Net asset value, end of period   $ 11.60                   $ 11.31

TOTAL RETURN B, C                 5.80%                     13.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,994                  $ 11,370
(000 omitted)

Ratio of expenses to average      2.24%                     2.50% A, F
net assets

Ratio of expenses to average      2.22% G                   2.50% A
net assets after expense
reductions

Ratio of net investment           (.58)%                    (1.51)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.36                   $ 11.85
period

Income from Investment
Operations

 Net investment income (loss)     (.14)                     -
D

 Net realized and unrealized      .74                       (.49)
gain (loss)

 Total from investment            .60                       (.49)
operations

Less Distributions

 From net realized gain           (.26)                     -

 In excess of net realized        (.10)                     -
gain

 Total distributions              (.36)                     -

Net asset value, end of period   $ 11.60                   $ 11.36

TOTAL RETURN B, C                 5.62%                     (4.14)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 482                     $ 48
(000 omitted)

Ratio of expenses to average      2.50% F                   2.50% A, F
net assets

Ratio of expenses to average      2.47% G                   2.50% A
net assets after expense
reductions

Ratio of net investment           (.88)%                    (.60)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.40                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .03                       (.04)
D

 Net realized and unrealized      .68                       1.44
gain (loss)

 Total from investment            .71                       1.40
operations

Less Distributions

 From net realized gain           (.28)                     -

 In excess of net realized        (.11)                     -
gain

 Total distributions              (.39)                     -

Net asset value, end of period   $ 11.72                   $ 11.40

TOTAL RETURN B, C                 6.63%                     14.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,057                   $ 1,459
(000 omitted)

Ratio of expenses to average      1.50% F                   1.50% A, F
net assets

Ratio of expenses to average      1.48% G                   1.50% A
net assets after expense
reductions

Ratio of net investment           .17%                      (.42)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor TechnoQuant Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $115,212,730 and $123,645,583, respectively.
The market value of futures contracts opened and closed during the period amounted to $17,784,197 and $17,851,328, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets . DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 9,638      $ 73

CLASS T    91,619       2,621

CLASS B    116,202      87,319

CLASS C    2,771        2,744

          $ 220,230    $ 92,757

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 3,231

CLASS T                6,191

CLASS B                5,111

CLASS C                1,185

INSTITUTIONAL CLASS    117

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 17,545     $ 5,286

CLASS T     45,229       11,046

CLASS B     47,726       47,726*

CLASS C     422          422*

           $ 110,922    $ 64,480

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 11,073   .29

CLASS T                 59,759    .33

CLASS B                 31,152    .27

CLASS C                 1,709     .62

INSTITUTIONAL CLASS     2,533     .20

                       $ 106,226

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $22,210 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75%                    $ -

CLASS T               2.00%                     -

CLASS B               2.50%                     -

CLASS C               2.50%                     12,165

INSTITUTIONAL CLASS   1.50%                     1,714

                                               $ 13,879

5. EXPENSE REDUCTIONS - CONTINUED
Effective December 1, 1998, Class A, Class T, Class B, Class C, and the Institutional Class expense limitations were changed to 1.30%, 1.55%, 2.05%, 2.05%, and 1.05% of each class' average net assets, respectively.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $7,243 under this arrangement.
In addition, the fund has entered into an arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $640 under the custodian arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                                YEARS ENDED NOVEMBER 30,

                                1998                      1997

FROM NET REALIZED GAIN

Class A                         $ 126,919                 $ -

Class T                          463,390                   -

Class B                          240,581                   -

Class C                          1,353                     -

Institutional Class              36,055                    -

Total                           $ 868,298                 $ -

IN EXCESS OF NET REALIZED GAIN

Class A                         $ 50,754                  $ -

Class T                          185,307                   -

Class B                          96,208                    -

Class C                          541                       -

Institutional Class              14,418                    -

Total                           $ 347,228                 $ -

                                $ 1,215,526               $ -

7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                                1998                     1997 A, B                1998                     1997 A, B



CLASS A Shares sold              87,524                   571,771                 $ 966,657                $ 5,930,301

Reinvestment of distributions    9,071                    -                        95,223                   -

Shares redeemed                  (322,594)                (99,498)                 (3,572,279)              (1,090,791)

Net increase (decrease)          (225,999)                472,273                 $ (2,510,399)            $ 4,839,510

CLASS T Shares sold              351,393                  2,073,347               $ 3,954,534              $ 21,705,071

Reinvestment of distributions    55,234                   -                        578,731                  -

Shares redeemed                  (790,294)                (287,872)                (8,857,682)              (3,025,861)

Net increase (decrease)          (383,667)                1,785,475               $ (4,324,417)            $ 18,679,210

CLASS B Shares sold              201,347                  1,069,604               $ 2,255,629              $ 11,365,164

Reinvestment of distributions    19,253                   -                        201,351                  -

Shares redeemed                  (278,555)                (64,123)                 (3,122,196)              (703,523)

Net increase (decrease)          (57,955)                 1,005,481               $ (665,216)              $ 10,661,641

CLASS C Shares sold              48,781                   4,268                   $ 545,490                $ 49,053

Reinvestment of distributions    105                      -                        1,104                    -

Shares redeemed                  (11,574)                 -                        (132,749)                -

Net increase (decrease)          37,312                   4,268                   $ 413,845                $ 49,053

INSTITUTIONAL CLASS Shares       14,757                   139,871                 $ 165,746                $ 1,425,408
sold

Reinvestment of distributions    4,196                    -                        44,046                   -

Shares redeemed                  (56,711)                 (11,942)                 (647,176)                (132,143)

Net increase (decrease)          (37,758)                 127,929                 $ (437,384)              $ 1,293,265


A SHARE TRANSACTIONS FOR CLASS A, CLASS T, CLASS B AND INSTITUTIONAL CLASS ARE FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF SHARES) TO
 NOVEMBER 30, 1997.
B SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 8,311

CLASS T                17,716

CLASS B                12,765

CLASS C                12,225

INSTITUTIONAL CLASS    7,387

                      $ 58,404

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor TechnoQuant Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor TechnoQuant Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor TechnoQuant Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


A total of 15.77%, 16.25%, 17.74% and 15.74% of Class A's, Class T's,
Class B's and Class C's dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders.
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
Operations Company
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
TECHNOQUANTGROWTH
SM
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the last six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   15  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  24  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  33  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          34


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR TECHNOQUANT GROWTH FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
 CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT          6.63%        21.56%
GROWTH - INST CL

S&P 500 (registered trademark)    23.66%       62.13%

Capital Appreciation Funds        8.48%        n/a
Average

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past average represents a peer group of 237 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV TECHNOQUANT      6.63%        10.72%
GROWTH - INST CL

S&P 500                       23.66%       28.68%

Capital Appreciation Funds    8.48%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA TechnoQuant Growth - I   S&P 500
             00243                       SP001
  1996/12/31      10000.00                    10000.00
  1997/01/31      10290.00                    10624.80
  1997/02/28       9550.00                    10708.10
  1997/03/31       9070.00                    10268.10
  1997/04/30       9200.00                    10881.11
  1997/05/31      10000.00                    11543.55
  1997/06/30      10440.00                    12060.70
  1997/07/31      11480.00                    13020.37
  1997/08/31      11530.00                    12290.97
  1997/09/30      12240.00                    12964.15
  1997/10/31      11640.00                    12531.14
  1997/11/30      11400.00                    13111.21
  1997/12/31      11232.68                    13336.33
  1998/01/31      11066.79                    13483.83
  1998/02/28      11948.40                    14456.28
  1998/03/31      12529.22                    15196.59
  1998/04/30      12446.25                    15349.47
  1998/05/31      11844.68                    15085.61
  1998/06/30      12021.00                    15698.39
  1998/07/31      11906.91                    15531.20
  1998/08/31      10351.13                    13285.70
  1998/09/30      11014.93                    14136.78
  1998/10/31      11533.52                    15286.67
  1998/11/30      12155.83                    16213.19
IMATRL PRASUN   SHR__CHT 19981130 19981210 103925 R00000000000026
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Institutional Class on December 31, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment would have grown to $12,156 - a 21.56% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,213 - a 62.13% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 - a popular measure of
small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Tim Krochuk, Portfolio Manager of Fidelity Advisor TechnoQuant Growth Fund
Q. HOW DID THE FUND PERFORM, TIM?
A. For the 12 months that ended November 30, 1998, the fund's Institutional Class shares returned 6.63%. The Standard & Poor's 500 Index returned 23.66% and the capital appreciation funds average tracked by Lipper Analytical Services returned 8.48% for the same time period.
Q. WHY DID THE FUND TRAIL ITS PEER GROUP AND THE S&P 500 DURING THE
PERIOD?
A. During the period, collapsing economic and monetary standards in Asia were followed by similar problems in Russia and other emerging markets. These events caused a global flight to quality. Investors flocked to the household names of the biggest large-capitalization stocks that provided both significant liquidity and an aura of safety. My quantitative models had the median market cap of the fund much higher than the peer group for most of 1998. In June, my models suggested a shift of even more assets into large-cap stocks. Relative to other capital appreciation funds, performance benefited from moving the portfolio's focus towards larger stocks. While the fund slightly underperformed its peer group for the year, its relative performance improved significantly during the last six months because many of the funds in the Lipper capital appreciation group maintained their emphasis on smaller- and mid-cap stocks. Specifically, during the past six months that ended November 30, 1998, the fund's Institutional Class shares returned 2.63%. This compares favorably to a return of -0.40% for the capital appreciation funds average. Relative to the S&P 500, however, the fund underperformed because of poor breadth in the S&P 500 advance. The 30 largest stocks in the S&P 500 accounted for more than 60% of its return during this period. Since most active portfolio managers tend to focus more on small- and mid-cap stocks, and since most portfolios consist of more than 30 stocks, it should be clear why so many managers had a difficult 12-month period.
Q. WHAT FACTORS INFLUENCED PERFORMANCE?
A. Overall, the biggest contributor to the fund's total return was the strategic shift into larger-cap stocks, particularly relative to the fund's peer group. Price and trading volume data used in my quantitative models indicated that the market would continue to reward larger stocks, particularly those in defensive industry sectors, such as nondurable consumer products. Because these sectors tend to be less sensitive to economic uncertainty, the market was willing to pay a premium to own them, creating demand that typically results in better performance during volatile periods. The majority of the fund's underperformance for the year was caused by investments in cyclical energy and technology stocks, primarily during December of 1997.
Q. WHICH STOCKS HELPED THE FUND'S PERFORMANCE? WHICH ONES
DISAPPOINTED?
A. Eli Lilly, Fannie Mae and Microsoft were among the best-performing stocks in the portfolio. At first glance it might appear that these stocks from the pharmaceutical, finance and technology sectors, respectively, have little in common. However, they all share one important characteristic - size. Because these companies represent some of the largest in the market, their performance benefited from the preference investors demonstrated for large, liquid stocks during the period. On the negative side, three energy companies, BJ Services, Tidewater and ENSCO International, reported poor earnings when oil prices suffered a devastating 35% drop during the period. The fund sold most of these stocks early in the period.
Q. HOW WOULD YOU CHARACTERIZE TECHNOQUANT AT THE END OF THE PERIOD?
A. At the end of the period, the fund had about 94% of its assets invested in stocks. The assets were defensively positioned and diversified among 66 companies in 15 major industry sectors. This structure reflects what has historically provided the most stable returns under similar market conditions: a diversified portfolio of larger stocks. I believe this strategy is appropriate because my models don't predict any meaningful decrease in volatility or changes in market leadership over the next few months. However, despite these defensive characteristics, the fund continues to be invested in stocks that have attractive technical valuations.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. I expect market volatility to remain relatively high coming into 1999. Technical factors - such as trading volume - suggest that the market may retest its recent bottom before advancing, with small- and mid-cap stocks leading the turnaround. However, until there are conclusive signs that investor confidence and market leadership are changing direction, I plan to maintain the fund's diversification and large stock bias.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

TIM KROCHUK ON SMALL-CAP
STOCK PERFORMANCE:
"Small-cap stocks have experienced
unusual market conditions for close
to three years. In the 1960s, 1970s
and 1980s, the equal-weighted S&P
500 - which gives more weight to
the small-and mid-cap stocks -
outperformed the market cap
weighted S&P 500 - which gives
more weight to large stocks -
every decade. This relationship
held true through the first half of
the 1990s. Since then, however,
tremendous investor demand for a
relatively small number of the
nation's largest stocks has led the
market higher, leaving smaller-cap
stocks far behind.
"Small-cap company fundamentals
have been positive, with more
attractive valuations and higher
revenue growth than many larger
companies. Conversely, large
stocks' market leadership has not
been driven entirely by
fundamentals, but also by supply
and demand. In other words, a
small company can have
outstanding earnings or products,
but if there isn't any market
demand for the stock, the price
can't go up. Several events have
contributed to diminished demand
for small stocks, particularly during
the past year as shocks to global
financial systems sent investors
running for cover - again, to the
liquid, household names of the
large caps. When concerns about the
domestic and global economies
subside, investors should be more
willing to invest in the values
offered by small- and mid-cap
stocks. With a better supply and
demand dynamic, this sector of
the market should recover nicely."
FUND FACTS
GOAL: long-term capital
appreciation by investing
primarily in common stocks,
using a quantitative
approach that emphasizes
technical factors
START DATE: December 31,
1996
SIZE: as of November 30,
1998, more than $31 million
MANAGER: Tim Krochuk,
since inception; joined
Fidelity in  1992
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Philip Morris Companies, Inc.   4.5                      0.0

Microsoft Corp.                 4.5                      3.1

Amgen, Inc.                     3.5                      1.5

Fannie Mae                      3.4                      2.0

Southwest Airlines Co.          3.3                      1.5

Albertson's, Inc.               3.2                      1.6

Aluminum Co. of America         3.1                      0.0

Lilly (Eli) & Co.               2.9                      0.0

U.S. WEST, Inc.                 2.7                      1.1

Quaker Oats Co.                 2.6                      0.0

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      25.0                     10.2

NONDURABLES                     14.7                     6.7

HEALTH                          10.6                     4.3

RETAIL & WHOLESALE              8.9                      12.8

FINANCE                         8.3                      9.6


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 94.0
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 1, Value: 98.5
Row: 1, Col: 2, Value: 1.5
Stocks  94.0%
Short-term
investments 6.0%
FOREIGN
INVESTMENTS 2.7%
Stocks and
equity futures 99.5%
Short-term
investments 0.5%
FOREIGN
INVESTMENTS 1.8%
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.0%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.5%

Advanced Aerodynamics &           58,500                   $ 162,703
Structures, Inc. Class A (a)

BASIC INDUSTRIES - 4.5%

METALS & MINING - 3.1%

Aluminum Co. of America           13,300                    985,863

PACKAGING & CONTAINERS - 0.7%

Crown Cork & Seal Co., Inc.       6,100                     205,875

PAPER & FOREST PRODUCTS - 0.7%

Smurfit-Stone Container Corp.     16,236                    228,319
(a)

TOTAL BASIC INDUSTRIES                                      1,420,057

CONSTRUCTION & REAL ESTATE -
0.0%

REAL ESTATE - 0.0%

ResortQuest International,        200                       2,625
Inc. (a)

ENERGY - 5.5%

ENERGY SERVICES - 1.7%

Schlumberger Ltd.                 6,100                     272,594

Tidewater, Inc.                   11,600                    267,525

                                                            540,119

OIL & GAS - 3.8%

Burlington Resources, Inc.        7,900                     281,438

Conoco, Inc. Class A (a)          2,000                     47,375

Exxon Corp.                       7,900                     592,994

Texaco, Inc.                      5,000                     287,813

                                                            1,209,620

TOTAL ENERGY                                                1,749,739

FINANCE - 8.3%

FEDERAL SPONSORED CREDIT - 4.0%

Fannie Mae                        14,900                    1,083,975

Freddie Mac                       2,900                     175,450

                                                            1,259,425

INSURANCE - 3.3%

Allstate Corp.                    6,800                     277,100

MGIC Investment Corp.             9,200                     404,225

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

INSURANCE - CONTINUED

MONY Group, Inc. (a)              100                      $ 3,094

SunAmerica, Inc.                  4,600                     364,550

                                                            1,048,969

SAVINGS & LOANS - 1.0%

Dime Bancorp, Inc.                12,600                    334,688

TOTAL FINANCE                                               2,643,082

HEALTH - 10.6%

DRUGS & PHARMACEUTICALS - 7.5%

Amgen, Inc. (a)                   15,000                    1,128,750

Lilly (Eli) & Co.                 10,200                    914,813

Merck & Co., Inc.                 2,300                     356,213

                                                            2,399,776

MEDICAL EQUIPMENT & SUPPLIES
- 3.1%

Abbott Laboratories               13,800                    662,400

Johnson & Johnson                 3,800                     308,750

                                                            971,150

TOTAL HEALTH                                                3,370,926

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.6%

ELECTRICAL EQUIPMENT - 1.6%

General Electric Co.              5,600                     506,800

MEDIA & LEISURE - 2.7%

BROADCASTING - 0.8%

Chris-Craft Industries, Inc.      4,900                     226,625

Fox Entertainment Group, Inc.     1,000                     23,625
(a)

                                                            250,250

RESTAURANTS - 1.9%

Tricon Global Restaurants,        13,100                    596,869
Inc. (a)

TOTAL MEDIA & LEISURE                                       847,119

NONDURABLES - 14.7%

BEVERAGES - 2.3%

Coors (Adolph) Co. Class B        14,700                    731,325

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - 5.6%

ConAgra, Inc.                     10,800                   $ 339,525

Heinz (H.J.) Co.                  10,400                    606,450

Horizon Organic Holding Corp.     300                       4,838
(a)

Quaker Oats Co.                   13,600                    834,700

                                                            1,785,513

HOUSEHOLD PRODUCTS - 2.3%

Clorox Co.                        6,600                     733,013

TOBACCO - 4.5%

Philip Morris Companies, Inc.     25,800                    1,443,179

TOTAL NONDURABLES                                           4,693,030

PRECIOUS METALS - 2.2%

Barrick Gold Corp.                29,200                    580,933

Battle Mountain Gold Co.          26,900                    126,094

                                                            707,027

RETAIL & WHOLESALE - 8.9%

DRUG STORES - 2.5%

Walgreen Co.                      14,700                    789,206

GENERAL MERCHANDISE STORES -
2.0%

Wal-Mart Stores, Inc.             8,600                     647,688

GROCERY STORES - 4.4%

Albertson's, Inc.                 18,200                    1,038,538

Safeway, Inc. (a)                 7,100                     374,969

                                                            1,413,507

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

software.net Corp. (a)            100                       2,175

TOTAL RETAIL & WHOLESALE                                    2,852,576

SERVICES - 0.0%

ADVERTISING - 0.0%

EarthWeb, Inc. (a)                300                       12,075

Young & Rubicam, Inc. (a)         100                       2,988

                                                            15,063

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - 25.0%

COMMUNICATIONS EQUIPMENT - 0.7%

Carrier Access Corp. (a)          100                      $ 2,675

Jabil Circuit, Inc. (a)           3,500                     203,000

                                                            205,675

COMPUTER SERVICES & SOFTWARE
- 8.7%

America Online, Inc.              7,800                     682,988

broadcast.com, Inc. (a)           9,500                     627,000

Ebay, Inc. (a)                    100                       19,763

Inktomi Corp. (a)                 100                       13,238

International Integration,        200                       2,925
Inc. (a)

Microsoft Corp. (a)               11,700                    1,427,400

MicroStrategy, Inc. Class A       100                       2,250
(a)

                                                            2,775,564

COMPUTERS & OFFICE EQUIPMENT
- 9.2%

Comdisco, Inc.                    34,400                    627,800

Dell Computer Corp. (a)           7,800                     474,338

EMC Corp. (a)                     9,600                     696,000

Read-Rite Corp. (a)               32,900                    442,094

Seagate Technology, Inc. (a)      23,200                    684,400

                                                            2,924,632

ELECTRONIC INSTRUMENTS - 2.2%

Applied Materials, Inc. (a)       8,100                     313,875

Teradyne, Inc. (a)                12,000                    384,750

                                                            698,625

ELECTRONICS - 3.0%

Intel Corp.                       5,600                     602,700

Texas Instruments, Inc.           4,600                     351,325

                                                            954,025

PHOTOGRAPHIC EQUIPMENT - 1.2%

Eastman Kodak Co.                 5,400                     391,838

TOTAL TECHNOLOGY                                            7,950,359

TRANSPORTATION - 3.3%

AIR TRANSPORTATION - 3.3%

Southwest Airlines Co.            48,600                    1,044,900

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UTILITIES - 6.2%

TELEPHONE SERVICES - 6.2%

AT&T Corp.                        8,100                    $ 504,731

MCI WorldCom, Inc. (a)            10,300                    607,700

U.S. WEST, Inc.                   13,700                    852,825

                                                            1,965,256

TOTAL COMMON STOCKS                           29,931,262
(Cost $25,641,995)

CASH EQUIVALENTS - 6.0%



Taxable Central Cash Fund (b)     1,922,407                 1,922,407
(Cost $1,922,407)

TOTAL INVESTMENT IN                          $ 31,853,669
SECURITIES - 100%
(Cost $27,564,402)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $27,609,367. Net unrealized appreciation aggregated $4,244,302, of which $4,662,860 related to appreciated investment securities and $418,558 related to depreciated investment securities.
At November 30, 1998, the fund had a capital loss carryforward of approximately $333,000, all of which will expire on November 30, 2006. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at             $ 31,853,669
value (cost $27,564,402) -
See accompanying schedule

Receivable for fund shares                65,324
sold

Dividends receivable                      27,987

Interest receivable                       6,475

Other receivables                         4,748

 TOTAL ASSETS                             31,958,203

LIABILITIES

Payable to custodian bank      $ 39,810

Payable for fund shares         64,294
redeemed

Accrued management fee          15,589

Distribution fees payable       16,929

Other payables and accrued      35,195
expenses

 TOTAL LIABILITIES                        171,817

NET ASSETS                               $ 31,786,386

Net Assets consist of:

Paid in capital                          $ 27,870,214

Accumulated undistributed net             (373,104)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               4,289,276
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 31,786,386

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $11.71
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($2,884,709 (divided by)
246,274 shares)

Maximum offering price per         $12.42
share (100/94.25 of $11.71)

CLASS T: NET ASSET VALUE and       $11.68
redemption price per share
 ($16,368,445 (divided by)
1,401,808 shares)

Maximum offering price per         $12.10
share (100/96.50 of $11.68)

CLASS B: NET ASSET VALUE and       $11.60
offering price per share
($10,994,205 (divided by)
947,526 shares) A

CLASS C: NET ASSET VALUE and       $11.60
offering price per share
($482,208 (divided by)
41,580 shares) A

INSTITUTIONAL CLASS: NET           $11.72
ASSET VALUE, offering price
and redemption price   per
share ($1,056,819 (divided
by) 90,171 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                            $ 420,530
Dividends

Interest                                      164,569

 TOTAL INCOME                                 585,099

EXPENSES

Management fee                   $ 208,740

Transfer agent fees               106,226

Distribution fees                 220,230

Accounting fees and expenses      60,636

Non-interested trustees'          131
compensation

Custodian fees and expenses       9,339

Registration fees                 58,404

Audit                             23,151

Legal                             503

Miscellaneous                     2,846

 Total expenses before            690,206
reductions

 Expense reductions               (21,762)    668,444

NET INVESTMENT INCOME (LOSS)                  (83,345)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (184,828)

 Foreign currency transactions    (1,585)

 Futures contracts                67,131      (119,282)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            2,192,093

 Assets and liabilities in        12          2,192,105
foreign currencies

NET GAIN (LOSS)                               2,072,823

NET INCREASE (DECREASE) IN                   $ 1,989,478
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1998  DECEMBER 31, 1996
                                                             (COMMENCEMENT OF OPERATIONS)
                                                             TO NOVEMBER 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (83,345)                    $ (240,135)
income (loss)

 Net realized gain (loss)       (119,282)                     1,156,290

 Change in net unrealized       2,192,105                     2,097,171
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,989,478                     3,013,326
NET ASSETS RESULTING   FROM
OPERATIONS

Distributions to shareholders

 From net realized gain         (868,298)                     -

 In excess of net realized      (347,228)                     -
gain

 TOTAL DISTRIBUTIONS            (1,215,526)                   -

Share transactions - net        (7,523,571)                   35,522,679
increase (decrease)

  TOTAL INCREASE (DECREASE)     (6,749,619)                   38,536,005
IN NET ASSETS

NET ASSETS

 Beginning of period            38,536,005                    -

 End of period                 $ 31,786,386                  $ 38,536,005


FINANCIAL HIGHLIGHTS - CLASS A
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.38                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .01                       (.07)
D

 Net realized and unrealized      .69                       1.45
gain (loss)

 Total from investment            .70                       1.38
operations

Less Distributions

 From net realized gain           (.26)                     -

 In excess of net realized        (.11)                     -
gain

 Total distributions              (.37)                     -

Net asset value, end of period   $ 11.71                   $ 11.38

TOTAL RETURN B, C                 6.53%                     13.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,885                   $ 5,376
(000 omitted)

Ratio of expenses to average      1.61%                     1.75% A, F
net assets

Ratio of expenses to average      1.60% G                   1.75% A
net assets after expense
reductions

Ratio of net investment           .09%                      (.73)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.36                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.02)                     (.10)
D

 Net realized and unrealized      .70                       1.46
gain (loss)

 Total from investment            .68                       1.36
operations

Less Distributions

 From net realized gain           (.26)                     -

 In excess of net realized        (.10)                     -
gain

 Total distributions              (.36)                     -

Net asset value, end of period   $ 11.68                   $ 11.36

TOTAL RETURN B, C                 6.35%                     13.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 16,368                  $ 20,283
(000 omitted)

Ratio of expenses to average      1.79%                     2.00% A, F
net assets

Ratio of expenses to average      1.76% G                   2.00% A
net assets after expense
reductions

Ratio of net investment           (.11)%                    (1.00)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.31                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.09)                     (.15)
D

 Net realized and unrealized      .71                       1.46
gain (loss)

 Total from investment            .62                       1.31
operations

Less Distributions

 From net realized gain           (.24)                     -

 In excess of net realized        (.09)                     -
gain

 Total distributions              (.33)                     -

Net asset value, end of period   $ 11.60                   $ 11.31

TOTAL RETURN B, C                 5.80%                     13.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 10,994                  $ 11,370
(000 omitted)

Ratio of expenses to average      2.24%                     2.50% A, F
net assets

Ratio of expenses to average      2.22% G                   2.50% A
net assets after expense
reductions

Ratio of net investment           (.58)%                    (1.51)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.36                   $ 11.85
period

Income from Investment
Operations

 Net investment income (loss)     (.14)                     -
D

 Net realized and unrealized      .74                       (.49)
gain (loss)

 Total from investment            .60                       (.49)
operations

Less Distributions

 From net realized gain           (.26)                     -

 In excess of net realized        (.10)                     -
gain

 Total distributions              (.36)                     -

Net asset value, end of period   $ 11.60                   $ 11.36

TOTAL RETURN B, C                 5.62%                     (4.14)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 482                     $ 48
(000 omitted)

Ratio of expenses to average      2.50% F                   2.50% A, F
net assets

Ratio of expenses to average      2.47% G                   2.50% A
net assets after expense
reductions

Ratio of net investment           (.88)%                    (.60)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 11.40                   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .03                       (.04)
D

 Net realized and unrealized      .68                       1.44
gain (loss)

 Total from investment            .71                       1.40
operations

Less Distributions

 From net realized gain           (.28)                     -

 In excess of net realized        (.11)                     -
gain

 Total distributions              (.39)                     -

Net asset value, end of period   $ 11.72                   $ 11.40

TOTAL RETURN B, C                 6.63%                     14.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,057                   $ 1,459
(000 omitted)

Ratio of expenses to average      1.50% F                   1.50% A, F
net assets

Ratio of expenses to average      1.48% G                   1.50% A
net assets after expense
reductions

Ratio of net investment           .17%                      (.42)% A
income (loss) to average net
assets

Portfolio turnover                358%                      213% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor TechnoQuant Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $115,212,730 and $123,645,583, respectively.
The market value of futures contracts opened and closed during the period amounted to $17,784,197 and $17,851,328, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets . DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 9,638      $ 73

CLASS T    91,619       2,621

CLASS B    116,202      87,319

CLASS C    2,771        2,744

          $ 220,230    $ 92,757

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 3,231

CLASS T                6,191

CLASS B                5,111

CLASS C                1,185

INSTITUTIONAL CLASS    117

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 17,545     $ 5,286

CLASS T     45,229       11,046

CLASS B     47,726       47,726*

CLASS C     422          422*

           $ 110,922    $ 64,480

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 11,073   .29

CLASS T                 59,759    .33

CLASS B                 31,152    .27

CLASS C                 1,709     .62

INSTITUTIONAL CLASS     2,533     .20

                       $ 106,226

ACCOUNTING FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $22,210 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.75%                    $ -

CLASS T               2.00%                     -

CLASS B               2.50%                     -

CLASS C               2.50%                     12,165

INSTITUTIONAL CLASS   1.50%                     1,714

                                               $ 13,879

5. EXPENSE REDUCTIONS - CONTINUED
Effective December 1, 1998, Class A, Class T, Class B, Class C, and the Institutional Class expense limitations were changed to 1.30%, 1.55%, 2.05%, 2.05%, and 1.05% of each class' average net assets, respectively.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $7,243 under this arrangement.
In addition, the fund has entered into an arrangements with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $640 under the custodian arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                                YEARS ENDED NOVEMBER 30,

                                1998                      1997

FROM NET REALIZED GAIN

Class A                         $ 126,919                 $ -

Class T                          463,390                   -

Class B                          240,581                   -

Class C                          1,353                     -

Institutional Class              36,055                    -

Total                           $ 868,298                 $ -

IN EXCESS OF NET REALIZED GAIN

Class A                         $ 50,754                  $ -

Class T                          185,307                   -

Class B                          96,208                    -

Class C                          541                       -

Institutional Class              14,418                    -

Total                           $ 347,228                 $ -

                                $ 1,215,526               $ -

7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                                1998                     1997 A, B                1998                     1997 A, B



CLASS A Shares sold              87,524                   571,771                 $ 966,657                $ 5,930,301

Reinvestment of distributions    9,071                    -                        95,223                   -

Shares redeemed                  (322,594)                (99,498)                 (3,572,279)              (1,090,791)

Net increase (decrease)          (225,999)                472,273                 $ (2,510,399)            $ 4,839,510

CLASS T Shares sold              351,393                  2,073,347               $ 3,954,534              $ 21,705,071

Reinvestment of distributions    55,234                   -                        578,731                  -

Shares redeemed                  (790,294)                (287,872)                (8,857,682)              (3,025,861)

Net increase (decrease)          (383,667)                1,785,475               $ (4,324,417)            $ 18,679,210

CLASS B Shares sold              201,347                  1,069,604               $ 2,255,629              $ 11,365,164

Reinvestment of distributions    19,253                   -                        201,351                  -

Shares redeemed                  (278,555)                (64,123)                 (3,122,196)              (703,523)

Net increase (decrease)          (57,955)                 1,005,481               $ (665,216)              $ 10,661,641

CLASS C Shares sold              48,781                   4,268                   $ 545,490                $ 49,053

Reinvestment of distributions    105                      -                        1,104                    -

Shares redeemed                  (11,574)                 -                        (132,749)                -

Net increase (decrease)          37,312                   4,268                   $ 413,845                $ 49,053

INSTITUTIONAL CLASS Shares       14,757                   139,871                 $ 165,746                $ 1,425,408
sold

Reinvestment of distributions    4,196                    -                        44,046                   -

Shares redeemed                  (56,711)                 (11,942)                 (647,176)                (132,143)

Net increase (decrease)          (37,758)                 127,929                 $ (437,384)              $ 1,293,265


A SHARE TRANSACTIONS FOR CLASS A, CLASS T, CLASS B AND INSTITUTIONAL CLASS ARE FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF SHARES) TO
 NOVEMBER 30, 1997.
B SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 8,311

CLASS T                17,716

CLASS B                12,765

CLASS C                12,225

INSTITUTIONAL CLASS    7,387

                      $ 58,404

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor TechnoQuant Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor TechnoQuant Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor TechnoQuant Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


A total of 14.92% Institutional Class' dividends distributed during the fiscal year qualifies for the dividends-received deductions for corporate shareholders.
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
EQUITY GROWTH
FUND - CLASS A, CLASS T, CLASS B AND CLASS C
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market value.

FINANCIAL STATEMENTS   25  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  34  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  43  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          44


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September
3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992
(the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65%
prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower.
If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -     28.21%       161.78%       756.23%
CL A

FIDELITY ADV EQUITY GROWTH -     20.84%       146.73%       707.00%
CL A  (INCL. 5.75% SALES
CHARGE)

S&P 500(registered trademark)    23.66%       181.25%       457.74%

Growth Funds Average             14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -  28.21%       21.22%        23.95%
CL A

FIDELITY ADV EQUITY GROWTH -  20.84%       19.80%        23.22%
CL A   (INCL. 5.75% SALES
CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Growth Funds Average          14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Equity Growth -CL A      S&P 500
             00245                       SP001
  1988/11/30       9425.00                    10000.00
  1988/12/31       9859.46                    10175.00
  1989/01/31      10636.36                    10919.81
  1989/02/28      10644.37                    10647.91
  1989/03/31      10996.78                    10896.00
  1989/04/30      11725.62                    11461.51
  1989/05/31      12734.80                    11925.70
  1989/06/30      12262.25                    11857.72
  1989/07/31      13103.23                    12928.47
  1989/08/31      13615.82                    13181.87
  1989/09/30      13992.26                    13127.82
  1989/10/31      13816.05                    12823.26
  1989/11/30      13872.12                    13084.85
  1989/12/31      14280.57                    13398.89
  1990/01/31      12969.84                    12499.82
  1990/02/28      13492.30                    12661.07
  1990/03/31      14280.57                    12996.59
  1990/04/30      13996.43                    12671.68
  1990/05/31      15985.44                    13907.16
  1990/06/30      16122.93                    13812.60
  1990/07/31      15664.63                    13768.40
  1990/08/31      13666.45                    12523.73
  1990/09/30      12539.04                    11913.83
  1990/10/31      12694.86                    11862.60
  1990/11/30      14253.07                    12628.92
  1990/12/31      15270.50                    12981.27
  1991/01/31      17488.66                    13547.25
  1991/02/28      19065.20                    14515.88
  1991/03/31      20935.06                    14867.16
  1991/04/30      20861.73                    14902.84
  1991/05/31      21952.48                    15546.65
  1991/06/30      20128.46                    14834.61
  1991/07/31      21760.00                    15525.90
  1991/08/31      22933.24                    15893.87
  1991/09/30      22988.24                    15628.44
  1991/10/31      23052.40                    15837.86
  1991/11/30      22254.96                    15199.60
  1991/12/31      25151.67                    16938.43
  1992/01/31      25855.95                    16623.37
  1992/02/29      25988.86                    16839.48
  1992/03/31      24762.00                    16511.11
  1992/04/30      24250.82                    16996.54
  1992/05/31      24138.35                    17079.82
  1992/06/30      23340.90                    16825.33
  1992/07/31      24158.80                    17513.49
  1992/08/31      23576.05                    17154.46
  1992/09/30      24015.67                    17356.88
  1992/10/31      25273.19                    17417.63
  1992/11/30      26919.22                    18011.57
  1992/12/31      27639.74                    18233.11
  1993/01/31      28413.64                    18386.27
  1993/02/28      27671.68                    18636.33
  1993/03/31      28539.04                    19029.55
  1993/04/30      28058.34                    18569.04
  1993/05/31      29678.09                    19066.69
  1993/06/30      29793.04                    19121.98
  1993/07/31      29280.99                    19045.49
  1993/08/31      30346.89                    19767.32
  1993/09/30      31235.15                    19615.11
  1993/10/31      31611.35                    20021.14
  1993/11/30      30827.59                    19830.94
  1993/12/31      31745.37                    20070.89
  1994/01/31      32853.23                    20753.30
  1994/02/28      32578.73                    20190.89
  1994/03/31      31250.10                    19310.57
  1994/04/30      31579.51                    19557.74
  1994/05/31      31381.87                    19878.49
  1994/06/30      30009.32                    19391.47
  1994/07/31      30646.18                    20027.51
  1994/08/31      32029.71                    20848.63
  1994/09/30      31370.89                    20337.84
  1994/10/31      32392.06                    20795.44
  1994/11/30      31315.98                    20038.07
  1994/12/31      31464.33                    20335.24
  1995/01/31      31186.96                    20862.53
  1995/02/28      32385.18                    21675.54
  1995/03/31      33605.59                    22315.19
  1995/04/30      35058.98                    22972.37
  1995/05/31      36268.30                    23890.58
  1995/06/30      39030.85                    24445.56
  1995/07/31      41937.64                    25256.17
  1995/08/31      42370.33                    25319.56
  1995/09/30      43557.46                    26388.05
  1995/10/31      43335.57                    26293.84
  1995/11/30      44189.85                    27448.14
  1995/12/31      43779.21                    27976.80
  1996/01/31      44803.90                    28929.13
  1996/02/29      45801.37                    29197.30
  1996/03/31      46118.21                    29478.47
  1996/04/30      47491.20                    29912.98
  1996/05/31      48770.30                    30684.44
  1996/06/30      48148.35                    30801.34
  1996/07/31      45226.36                    29440.54
  1996/08/31      46282.50                    30061.44
  1996/09/30      49392.25                    31753.30
  1996/10/31      49626.95                    32629.06
  1996/11/30      52572.41                    35095.49
  1996/12/31      50876.97                    34400.24
  1997/01/31      53921.05                    36549.57
  1997/02/28      52678.97                    36836.12
  1997/03/31      49744.24                    35322.52
  1997/04/30      52264.94                    37431.28
  1997/05/31      55954.66                    39710.10
  1997/06/30      58256.17                    41489.11
  1997/07/31      62652.17                    44790.40
  1997/08/31      60168.00                    42281.24
  1997/09/30      63638.53                    44596.98
  1997/10/31      61166.54                    43107.44
  1997/11/30      62944.43                    45102.89
  1997/12/31      63032.29                    45877.30
  1998/01/31      63821.31                    46384.71
  1998/02/28      68679.39                    49729.97
  1998/03/31      71052.91                    52276.64
  1998/04/30      72413.17                    52802.54
  1998/05/31      70525.46                    51894.87
  1998/06/30      74953.26                    54002.84
  1998/07/31      76466.20                    53427.71
  1998/08/31      63987.87                    45703.13
  1998/09/30      70525.46                    48630.87
  1998/10/31      75452.94                    52586.51
  1998/11/30      80699.67                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981223 141231 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class A on November 30, 1988, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $80,700 - a 707.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.50% 12b-1 fee (0.65% prior to
January 1, 1996) that is reflected in returns after September 10,
1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September
10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -    28.00%       161.60%       755.64%
CL T

FIDELITY ADV EQUITY GROWTH -    23.52%       152.44%       725.69%
CL T  (INCL. 3.50% SALES
CHARGE)

S&P 500                         23.66%       181.25%       457.74%

Growth Funds Average            14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -  28.00%       21.21%        23.94%
CL T

FIDELITY ADV EQUITY GROWTH -  23.52%       20.35%        23.50%
CL T   (INCL. 3.50% SALES
CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Growth Funds Average          14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Equity Growth -CL T      S&P 500
             00286                       SP001
  1988/11/30       9650.00                    10000.00
  1988/12/31      10094.83                    10175.00
  1989/01/31      10890.28                    10919.81
  1989/02/28      10898.48                    10647.91
  1989/03/31      11259.30                    10896.00
  1989/04/30      12005.55                    11461.51
  1989/05/31      13038.81                    11925.70
  1989/06/30      12554.98                    11857.72
  1989/07/31      13416.03                    12928.47
  1989/08/31      13940.87                    13181.87
  1989/09/30      14326.29                    13127.82
  1989/10/31      14145.88                    12823.26
  1989/11/30      14203.28                    13084.85
  1989/12/31      14621.49                    13398.89
  1990/01/31      13279.46                    12499.82
  1990/02/28      13814.40                    12661.07
  1990/03/31      14621.49                    12996.59
  1990/04/30      14330.56                    12671.68
  1990/05/31      16367.06                    13907.16
  1990/06/30      16507.83                    13812.60
  1990/07/31      16038.59                    13768.40
  1990/08/31      13992.71                    12523.73
  1990/09/30      12838.38                    11913.83
  1990/10/31      12997.92                    11862.60
  1990/11/30      14593.33                    12628.92
  1990/12/31      15635.04                    12981.27
  1991/01/31      17906.16                    13547.25
  1991/02/28      19520.34                    14515.88
  1991/03/31      21434.84                    14867.16
  1991/04/30      21359.76                    14902.84
  1991/05/31      22476.55                    15546.65
  1991/06/30      20608.98                    14834.61
  1991/07/31      22279.47                    15525.90
  1991/08/31      23480.72                    15893.87
  1991/09/30      23537.03                    15628.44
  1991/10/31      23602.72                    15837.86
  1991/11/30      22786.25                    15199.60
  1991/12/31      25752.11                    16938.43
  1992/01/31      26473.20                    16623.37
  1992/02/29      26609.28                    16839.48
  1992/03/31      25353.14                    16511.11
  1992/04/30      24829.75                    16996.54
  1992/05/31      24714.60                    17079.82
  1992/06/30      23898.11                    16825.33
  1992/07/31      24735.54                    17513.49
  1992/08/31      24138.87                    17154.46
  1992/09/30      24588.99                    17356.88
  1992/10/31      25876.53                    17417.63
  1992/11/30      27561.86                    18011.57
  1992/12/31      28299.58                    18233.11
  1993/01/31      29091.95                    18386.27
  1993/02/28      28332.28                    18636.33
  1993/03/31      29220.34                    19029.55
  1993/04/30      28728.16                    18569.04
  1993/05/31      30386.59                    19066.69
  1993/06/30      30504.28                    19121.98
  1993/07/31      29980.01                    19045.49
  1993/08/31      31071.35                    19767.32
  1993/09/30      31980.81                    19615.11
  1993/10/31      32365.99                    20021.14
  1993/11/30      31563.53                    19830.94
  1993/12/31      32503.22                    20070.89
  1994/01/31      33637.53                    20753.30
  1994/02/28      33356.47                    20190.89
  1994/03/31      31996.13                    19310.57
  1994/04/30      32333.40                    19557.74
  1994/05/31      32131.04                    19878.49
  1994/06/30      30725.72                    19391.47
  1994/07/31      31377.79                    20027.51
  1994/08/31      32794.34                    20848.63
  1994/09/30      32119.79                    20337.84
  1994/10/31      33165.34                    20795.44
  1994/11/30      32063.58                    20038.07
  1994/12/31      32215.47                    20335.24
  1995/01/31      31931.48                    20862.53
  1995/02/28      33158.30                    21675.54
  1995/03/31      34407.84                    22315.19
  1995/04/30      35895.93                    22972.37
  1995/05/31      37134.12                    23890.58
  1995/06/30      39962.63                    24445.56
  1995/07/31      42938.81                    25256.17
  1995/08/31      43381.83                    25319.56
  1995/09/30      44597.29                    26388.05
  1995/10/31      44370.10                    26293.84
  1995/11/30      45244.78                    27448.14
  1995/12/31      44824.34                    27976.80
  1996/01/31      45873.49                    28929.13
  1996/02/29      46894.77                    29197.30
  1996/03/31      47219.18                    29478.47
  1996/04/30      48624.94                    29912.98
  1996/05/31      49934.58                    30684.44
  1996/06/30      49297.78                    30801.34
  1996/07/31      46306.03                    29440.54
  1996/08/31      47387.39                    30061.44
  1996/09/30      50571.38                    31753.30
  1996/10/31      50823.69                    32629.06
  1996/11/30      53839.47                    35095.49
  1996/12/31      52105.41                    34400.24
  1997/01/31      55232.95                    36549.57
  1997/02/28      53966.94                    36836.12
  1997/03/31      50963.26                    35322.52
  1997/04/30      53557.35                    37431.28
  1997/05/31      57355.39                    39710.10
  1997/06/30      59713.65                    41489.11
  1997/07/31      64243.99                    44790.40
  1997/08/31      61699.55                    42281.24
  1997/09/30      65236.95                    44596.98
  1997/10/31      62680.09                    43107.44
  1997/11/30      64504.64                    45102.89
  1997/12/31      64574.69                    45877.30
  1998/01/31      65389.90                    46384.71
  1998/02/28      70364.60                    49729.97
  1998/03/31      72788.54                    52276.64
  1998/04/30      74155.52                    52802.54
  1998/05/31      72224.83                    51894.87
  1998/06/30      76748.57                    54002.84
  1998/07/31      78284.67                    53427.71
  1998/08/31      65488.54                    45703.13
  1998/09/30      72182.55                    48630.87
  1998/10/31      77213.63                    52586.51
  1998/11/30      82568.84                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981228 154456 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class T on November 30, 1988, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $82,569 - a 725.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on December 31, 1996. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after December 31, 1996. Returns between September 10, 1992
(the date Class T shares were first offered) and December 31, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B's contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%,
2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -    27.27%       158.53%       745.60%
CL B

FIDELITY ADV EQUITY GROWTH -    22.27%       156.53%       745.60%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                         23.66%       181.25%       457.74%

Growth Funds Average            14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -  27.27%       20.92%        23.80%
CL B

FIDELITY ADV EQUITY GROWTH -  22.27%       20.73%        23.80%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Growth Funds Average          14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Equity Growth -CL B      S&P 500
             00242                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31      10460.96                    10175.00
  1989/01/31      11285.26                    10919.81
  1989/02/28      11293.76                    10647.91
  1989/03/31      11667.67                    10896.00
  1989/04/30      12440.98                    11461.51
  1989/05/31      13511.72                    11925.70
  1989/06/30      13010.34                    11857.72
  1989/07/31      13902.63                    12928.47
  1989/08/31      14446.49                    13181.87
  1989/09/30      14845.90                    13127.82
  1989/10/31      14658.94                    12823.26
  1989/11/30      14718.43                    13084.85
  1989/12/31      15151.80                    13398.89
  1990/01/31      13761.10                    12499.82
  1990/02/28      14315.44                    12661.07
  1990/03/31      15151.80                    12996.59
  1990/04/30      14850.32                    12671.68
  1990/05/31      16960.68                    13907.16
  1990/06/30      17106.56                    13812.60
  1990/07/31      16620.30                    13768.40
  1990/08/31      14500.21                    12523.73
  1990/09/30      13304.02                    11913.83
  1990/10/31      13469.35                    11862.60
  1990/11/30      15122.62                    12628.92
  1990/12/31      16202.12                    12981.27
  1991/01/31      18555.61                    13547.25
  1991/02/28      20228.33                    14515.88
  1991/03/31      22212.27                    14867.16
  1991/04/30      22134.47                    14902.84
  1991/05/31      23291.76                    15546.65
  1991/06/30      21356.45                    14834.61
  1991/07/31      23087.53                    15525.90
  1991/08/31      24332.35                    15893.87
  1991/09/30      24390.70                    15628.44
  1991/10/31      24458.78                    15837.86
  1991/11/30      23612.69                    15199.60
  1991/12/31      26686.13                    16938.43
  1992/01/31      27433.37                    16623.37
  1992/02/29      27574.39                    16839.48
  1992/03/31      26272.68                    16511.11
  1992/04/30      25730.31                    16996.54
  1992/05/31      25610.99                    17079.82
  1992/06/30      24764.88                    16825.33
  1992/07/31      25632.68                    17513.49
  1992/08/31      25014.37                    17154.46
  1992/09/30      25480.82                    17356.88
  1992/10/31      26815.06                    17417.63
  1992/11/30      28561.51                    18011.57
  1992/12/31      29325.99                    18233.11
  1993/01/31      30147.10                    18386.27
  1993/02/28      29359.88                    18636.33
  1993/03/31      30280.15                    19029.55
  1993/04/30      29770.12                    18569.04
  1993/05/31      31488.69                    19066.69
  1993/06/30      31610.65                    19121.98
  1993/07/31      31067.36                    19045.49
  1993/08/31      32198.30                    19767.32
  1993/09/30      33140.74                    19615.11
  1993/10/31      33539.89                    20021.14
  1993/11/30      32708.32                    19830.94
  1993/12/31      33682.09                    20070.89
  1994/01/31      34857.54                    20753.30
  1994/02/28      34566.29                    20190.89
  1994/03/31      33156.61                    19310.57
  1994/04/30      33506.11                    19557.74
  1994/05/31      33296.41                    19878.49
  1994/06/30      31840.13                    19391.47
  1994/07/31      32515.84                    20027.51
  1994/08/31      33983.77                    20848.63
  1994/09/30      33284.76                    20337.84
  1994/10/31      34368.23                    20795.44
  1994/11/30      33226.51                    20038.07
  1994/12/31      33383.90                    20335.24
  1995/01/31      33089.61                    20862.53
  1995/02/28      34360.93                    21675.54
  1995/03/31      35655.80                    22315.19
  1995/04/30      37197.86                    22972.37
  1995/05/31      38480.95                    23890.58
  1995/06/30      41412.05                    24445.56
  1995/07/31      44496.17                    25256.17
  1995/08/31      44955.26                    25319.56
  1995/09/30      46214.81                    26388.05
  1995/10/31      45979.38                    26293.84
  1995/11/30      46885.78                    27448.14
  1995/12/31      46450.09                    27976.80
  1996/01/31      47537.30                    28929.13
  1996/02/29      48595.62                    29197.30
  1996/03/31      48931.79                    29478.47
  1996/04/30      50388.54                    29912.98
  1996/05/31      51745.68                    30684.44
  1996/06/30      51085.78                    30801.34
  1996/07/31      47985.53                    29440.54
  1996/08/31      49106.10                    30061.44
  1996/09/30      52405.57                    31753.30
  1996/10/31      52667.04                    32629.06
  1996/11/30      55792.20                    35095.49
  1996/12/31      53995.24                    34400.24
  1997/01/31      57200.04                    36549.57
  1997/02/28      55843.06                    36836.12
  1997/03/31      52702.61                    35322.52
  1997/04/30      55364.88                    37431.28
  1997/05/31      59241.98                    39710.10
  1997/06/30      61658.70                    41489.11
  1997/07/31      66298.28                    44790.40
  1997/08/31      63623.09                    42281.24
  1997/09/30      67241.71                    44596.98
  1997/10/31      64592.36                    43107.44
  1997/11/30      66440.44                    45102.89
  1997/12/31      66473.69                    45877.30
  1998/01/31      67280.23                    46384.71
  1998/02/28      72368.53                    49729.97
  1998/03/31      74824.44                    52276.64
  1998/04/30      76192.11                    52802.54
  1998/05/31      74162.67                    51894.87
  1998/06/30      78780.37                    54002.84
  1998/07/31      80324.51                    53427.71
  1998/08/31      67147.88                    45703.13
  1998/09/30      73986.20                    48630.87
  1998/10/31      79103.91                    52586.51
  1998/11/30      84559.86                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981228 155404 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class B on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have been $84,560 - a 745.60% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR EQUITY GROWTH FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November
3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between December 31, 1996 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns between September 10, 1992 (the date Class T shares were first offered) and December 31, 1996 are those of Class T shares, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1,
1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to
December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -    27.30%       158.58%       745.79%
CL C

FIDELITY ADV EQUITY GROWTH -    26.30%       158.58%       745.79%
CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                         23.66%       181.25%       457.74%

Growth Funds Average            14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -  27.30%       20.93%        23.80%
CL C

FIDELITY ADV EQUITY GROWTH -  26.30%       20.93%        23.80%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Growth Funds Average          14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Equity Growth -CL C      S&P 500
             00479                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31      10460.96                    10175.00
  1989/01/31      11285.26                    10919.81
  1989/02/28      11293.76                    10647.91
  1989/03/31      11667.67                    10896.00
  1989/04/30      12440.98                    11461.51
  1989/05/31      13511.72                    11925.70
  1989/06/30      13010.34                    11857.72
  1989/07/31      13902.63                    12928.47
  1989/08/31      14446.49                    13181.87
  1989/09/30      14845.90                    13127.82
  1989/10/31      14658.94                    12823.26
  1989/11/30      14718.43                    13084.85
  1989/12/31      15151.80                    13398.89
  1990/01/31      13761.10                    12499.82
  1990/02/28      14315.44                    12661.07
  1990/03/31      15151.80                    12996.59
  1990/04/30      14850.32                    12671.68
  1990/05/31      16960.68                    13907.16
  1990/06/30      17106.56                    13812.60
  1990/07/31      16620.30                    13768.40
  1990/08/31      14500.21                    12523.73
  1990/09/30      13304.02                    11913.83
  1990/10/31      13469.35                    11862.60
  1990/11/30      15122.62                    12628.92
  1990/12/31      16202.12                    12981.27
  1991/01/31      18555.61                    13547.25
  1991/02/28      20228.33                    14515.88
  1991/03/31      22212.27                    14867.16
  1991/04/30      22134.47                    14902.84
  1991/05/31      23291.76                    15546.65
  1991/06/30      21356.45                    14834.61
  1991/07/31      23087.53                    15525.90
  1991/08/31      24332.35                    15893.87
  1991/09/30      24390.70                    15628.44
  1991/10/31      24458.78                    15837.86
  1991/11/30      23612.69                    15199.60
  1991/12/31      26686.13                    16938.43
  1992/01/31      27433.37                    16623.37
  1992/02/29      27574.39                    16839.48
  1992/03/31      26272.68                    16511.11
  1992/04/30      25730.31                    16996.54
  1992/05/31      25610.99                    17079.82
  1992/06/30      24764.88                    16825.33
  1992/07/31      25632.68                    17513.49
  1992/08/31      25014.37                    17154.46
  1992/09/30      25480.82                    17356.88
  1992/10/31      26815.06                    17417.63
  1992/11/30      28561.51                    18011.57
  1992/12/31      29325.99                    18233.11
  1993/01/31      30147.10                    18386.27
  1993/02/28      29359.88                    18636.33
  1993/03/31      30280.15                    19029.55
  1993/04/30      29770.12                    18569.04
  1993/05/31      31488.69                    19066.69
  1993/06/30      31610.65                    19121.98
  1993/07/31      31067.36                    19045.49
  1993/08/31      32198.30                    19767.32
  1993/09/30      33140.74                    19615.11
  1993/10/31      33539.89                    20021.14
  1993/11/30      32708.32                    19830.94
  1993/12/31      33682.09                    20070.89
  1994/01/31      34857.54                    20753.30
  1994/02/28      34566.29                    20190.89
  1994/03/31      33156.61                    19310.57
  1994/04/30      33506.11                    19557.74
  1994/05/31      33296.41                    19878.49
  1994/06/30      31840.13                    19391.47
  1994/07/31      32515.84                    20027.51
  1994/08/31      33983.77                    20848.63
  1994/09/30      33284.76                    20337.84
  1994/10/31      34368.23                    20795.44
  1994/11/30      33226.51                    20038.07
  1994/12/31      33383.90                    20335.24
  1995/01/31      33089.61                    20862.53
  1995/02/28      34360.93                    21675.54
  1995/03/31      35655.80                    22315.19
  1995/04/30      37197.86                    22972.37
  1995/05/31      38480.95                    23890.58
  1995/06/30      41412.05                    24445.56
  1995/07/31      44496.17                    25256.17
  1995/08/31      44955.26                    25319.56
  1995/09/30      46214.81                    26388.05
  1995/10/31      45979.38                    26293.84
  1995/11/30      46885.78                    27448.14
  1995/12/31      46450.09                    27976.80
  1996/01/31      47537.30                    28929.13
  1996/02/29      48595.62                    29197.30
  1996/03/31      48931.79                    29478.47
  1996/04/30      50388.54                    29912.98
  1996/05/31      51745.68                    30684.44
  1996/06/30      51085.78                    30801.34
  1996/07/31      47985.53                    29440.54
  1996/08/31      49106.10                    30061.44
  1996/09/30      52405.57                    31753.30
  1996/10/31      52667.04                    32629.06
  1996/11/30      55792.20                    35095.49
  1996/12/31      53995.24                    34400.24
  1997/01/31      57200.04                    36549.57
  1997/02/28      55843.06                    36836.12
  1997/03/31      52702.61                    35322.52
  1997/04/30      55364.88                    37431.28
  1997/05/31      59241.98                    39710.10
  1997/06/30      61658.70                    41489.11
  1997/07/31      66298.28                    44790.40
  1997/08/31      63623.09                    42281.24
  1997/09/30      67241.71                    44596.98
  1997/10/31      64592.36                    43107.44
  1997/11/30      66438.96                    45102.89
  1997/12/31      66471.36                    45877.30
  1998/01/31      67325.95                    46384.71
  1998/02/28      72408.79                    49729.97
  1998/03/31      74863.08                    52276.64
  1998/04/30      76228.19                    52802.54
  1998/05/31      74209.57                    51894.87
  1998/06/30      78813.18                    54002.84
  1998/07/31      80352.56                    53427.71
  1998/08/31      67180.72                    45703.13
  1998/09/30      74006.26                    48630.87
  1998/10/31      79132.67                    52586.51
  1998/11/30      84578.58                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981223 141625 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth - Class C on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have been $84,579 - a 745.79% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Jennifer Uhrig, Portfolio Manager of Fidelity Advisor Equity Growth Fund
Q. HOW DID THE FUND PERFORM, JENNIFER?
A. The fund did well. For the 12 months that ended November 30, 1998, the fund's Class A, Class T, Class B and Class C shares returned 28.21%, 28.00%, 27.27% and 27.30%, respectively. The Standard & Poor's 500 Index produced a return of 23.66% during that time. The growth funds average, as tracked by Lipper Analytical Services, had a 12-month return of 14.32% as of November 30, 1998.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING?
A. At the close of the period, over half of the fund's investments were in three of the market's primary growth areas - technology, retail and health care. These sectors in general - and specifically the fund's investments in several of the larger, more well-known companies within them - turned in impressive performances during the period. Other factors that helped performance included not owning much in the way of consumer nondurable stocks, such as Procter & Gamble and Coca-Cola, as well as the fund's relatively minimal exposure to finance and cyclical - or economically sensitive -- stocks, which struggled during the period. The fund's Lipper peers may have had significant positions in these areas.
Q. CAN YOU ISOLATE SOME OF THE FUND'S LARGE-COMPANY POSITIONS WITHIN THE TECHNOLOGY, RETAIL AND HEALTH SECTORS THAT PERFORMED WELL?
A. Sure. In the technology area, Microsoft continued to be a stalwart due to its strong product lineup and its pricing power. Cisco Systems, a company that specializes in communications networking, also performed well, and Dell Computers - which has mastered the process of selling PCs directly without the middle man - was a positive contributor. Some of the fund's retail-related investments - such as Home Depot and Wal-Mart - benefited from good management execution and from solid consumer spending trends. Lastly, several of the fund's health related investments - particularly in the pharmaceuticals area
- performed exceptionally well. The fund's stakes in Merck and Warner-Lambert, to name just two, prospered due to strong product introductions, more generous medical plans for U.S. employees - and thus more access to prescription drugs - and the overall aging of the U.S. population.
Q. DID ANY TRENDS EMERGE AS BYPRODUCTS OF THE INVESTING CLIMATE WE SAW DURING THE PERIOD?
A. There was a tremendous disparity between the stock price valuations of smaller companies and those of larger companies. Large-cap stocks did very well, due mostly to the backdrop of global and domestic economic uncertainty. When investors are concerned about the economy, they tend to favor the stocks of larger companies, because larger companies typically have more resources with which to weather a potential recession. At the same time, investors stayed away from small companies and other companies that were viewed as being more vulnerable to a weaker economy.
Q. ASIDE FROM SOME OF THE NAMES YOU'VE MENTIONED, WHICH OTHER STOCKS PERFORMED WELL? WHICH HOLDINGS DURING THE PERIOD WERE DISAPPOINTING?
A. WorldCom and Yahoo! were also good stocks for the fund. WorldCom benefited from its merger with MCI and the potential to grow its earnings rapidly through cost reductions. Yahoo! was bolstered by the continued popularity of the Internet. Energy services stocks, on the other hand, slumped as oil prices fell sharply. Warm weather trends and the inability of OPEC to cut enough supply to support prices hurt the fund's positions in both Schlumberger and Halliburton. These companies make their money by selling equipment for oil drilling, and the low price of oil discouraged additional drilling projects. I'm sticking with these types of stocks, though, because oil is at unusually low price levels and some company profiles look pretty good over the long term.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. The disparity in performance between large and small stocks as well as between growth and cyclicals has been extreme. Many cyclicals are selling at prices that fully discount a recession; in fact, many are at all-time lows. In contrast, many high-quality growth stocks are at historically high valuations. The Federal Reserve Board's recent rate cuts suggest that economic policy is now more concerned about recession than inflation. This may give some investors the courage to invest in some of these more economically sensitive areas, especially given the values they offer. In light of this possibility, the fund may add to small- and medium- cap stocks where the fundamentals are favorable. In addition, the fund may add to stocks within the traditional growth areas that may have cyclical, or economically sensitive characteristics. An example of this in the technology area is semiconductor capital equipment, while one in the retail area would be department stores.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JENNIFER UHRIG DISCUSSES
POSITIVE TRENDS IN THE
TECHNOLOGY SECTOR:
"Technology stocks were strong
contributors to the fund's
performance over the past 12
months for several major reasons.
First, the economic situation in Asia
- which was a severe drag on
demand throughout 1998 -
appeared to be stable to improving
towards the end of the period.
Companies such as Microsoft and
Cisco Systems reported that while
business levels in that region
remained depressed, the situation
was modestly improving in places
such as Japan and Korea.
"Second, component prices -
particularly those of dynamic
random access memory chips, or
DRAMs - appeared to be
stabilizing. Prompted by the
uncertain economic outlook, DRAM
manufacturers overseas cut back
on capital expenditures and this
underinvestment led to a decrease
in supply, especially on leading
edge parts.
"A third factor involves the
much-discussed Year 2000 issue, in
which many of the world's
computers may read the `00' in the
year 2000 as being the year 1900.
Some major companies have
suggested that their older PCs may
need to be replaced by those that
are Year 2000-compliant, and
that could be a positive for the
entire technology industry."

FUND FACTS
GOAL: to achieve capital
appreciation by investing
primarily in common stock of
companies with above-average
growth characteristics
START DATE: November 22,
1983
SIZE: as of November 30,
1998, more than $6.7 billion
MANAGER: Jennifer Uhrig,
since 1997; joined Fidelity
in 1987
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Microsoft Corp.                 4.5                      2.9

Philip Morris Companies, Inc.   3.9                      1.7

Merck & Co., Inc.               3.6                      3.1

Lilly (Eli) & Co.               2.4                      1.2

Warner-Lambert Co.              2.2                      2.3

MCI WorldCom, Inc.              2.2                      2.6

Intel Corp.                     2.2                      1.9

Pfizer, Inc.                    2.0                      0.0

Fannie Mae                      1.5                      2.0

Cisco Systems, Inc.             1.3                      1.5

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      30.9                     24.5

HEALTH                          16.8                     18.8

RETAIL & WHOLESALE              8.6                      11.6

MEDIA & LEISURE                 7.7                      10.2

FINANCE                         7.5                      11.3


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 92.5
Row: 1, Col: 2, Value: 7.5
Row: 1, Col: 1, Value: 98.09999999999999
Row: 1, Col: 2, Value: 1.9
Stocks  92.5%
Short-term
investments 7.5%
FOREIGN
INVESTMENTS 4.2%
Stocks  98.1%
Short-term
investments 1.9%
FOREIGN
INVESTMENTS 2.8%
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.5%

                                 SHARES                               VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.4%

AEROSPACE & DEFENSE - 0.2%

Boeing Co.                        373,200                             $ 15,161

DEFENSE ELECTRONICS - 0.2%

Raytheon Co. Class A              191,241                              10,458

TOTAL AEROSPACE & DEFENSE                                              25,619

BASIC INDUSTRIES - 3.0%

CHEMICALS & PLASTICS - 1.5%

Cytec Industries, Inc. (a)        789,100                              17,804

Great Lakes Chemical Corp.        886,200                              35,393

Monsanto Co.                      794,300                              35,992

Solutia, Inc.                     611,400                              13,680

                                                                       102,869

METALS & MINING - 0.3%

Aluminum Co. of America           303,600                              22,504

PACKAGING & CONTAINERS - 0.3%

Owens-Illinois, Inc. (a)          576,800                              18,530

PAPER & FOREST PRODUCTS - 0.9%

Champion International Corp.      535,600                              22,261

Georgia-Pacific Corp.             314,700                              17,859

Weyerhaeuser Co.                  429,100                              21,509

                                                                       61,629

TOTAL BASIC INDUSTRIES                                                 205,532

CONSTRUCTION & REAL ESTATE -
0.0%

ENGINEERING - 0.0%

Stolt Comex Seaway SA             370,400                              3,125

Stolt Comex Seaway SA             125,800                              896
sponsored ADR Class A

                                                                       4,021

DURABLES - 0.8%

AUTOS, TIRES, & ACCESSORIES -
0.3%

TRW, Inc.                         330,400                              18,193

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - 0.5%

Fruit of the Loom, Inc. Class     1,067,400                           $ 15,744
A (a)

NIKE, Inc. Class B                536,200                              21,448

                                                                       37,192

TOTAL DURABLES                                                         55,385

ENERGY - 3.5%

ENERGY SERVICES - 1.4%

Baker Hughes, Inc.                886,730                              16,238

BJ Services Co. (a)               655,900                              9,060

Coflexip SA sponsored ADR         502,900                              18,356

Halliburton Co.                   881,700                              25,900

Schlumberger Ltd.                 351,700                              15,717

Smith International, Inc.         523,600                              12,632

                                                                       97,903

OIL & GAS - 2.1%

Amerada Hess Corp.                284,600                              15,795

Exxon Corp.                       49,500                               3,716

Newfield Exploration Co. (a)      686,600                              13,389

Noble Affiliates, Inc.            615,500                              15,580

Oryx Energy Co. (a)               357,100                              4,932

Tosco Corp.                       926,400                              24,202

Total SA sponsored ADR            361,600                              22,103

USX-Marathon Group                576,200                              16,350

Vastar Resources, Inc.            191,300                              7,760

Weatherford International,        801,200                              14,622
Inc. (a)

                                                                       138,449

TOTAL ENERGY                                                           236,352

FINANCE - 7.5%

BANKS - 0.6%

Bank of Ireland, Inc.             1,156,780                            23,991

U.S. Bancorp                      454,400                              16,728

                                                                       40,719

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 1.4%

American Express Co.              592,504                             $ 59,287

Household International, Inc.     853,890                              33,408

                                                                       92,695

FEDERAL SPONSORED CREDIT - 2.5%

Fannie Mae                        1,433,000                            104,251

Freddie Mac                       1,025,400                            62,037

                                                                       166,288

INSURANCE - 2.5%

Allmerica Financial Corp.         421,900                              23,284

Ambac Financial Group, Inc.       352,300                              21,490

American International Group,     404,300                              38,004
Inc.

MBIA, Inc.                        71,500                               4,630

Progressive Corp.                 247,300                              36,693

UNUM Corp.                        884,500                              47,652

                                                                       171,753

SAVINGS & LOANS - 0.3%

Washington Mutual, Inc.           524,500                              20,324

SECURITIES INDUSTRY - 0.2%

Bear Stearns Companies, Inc.      289,900                              12,176

TOTAL FINANCE                                                          503,955

HEALTH - 16.8%

DRUGS & PHARMACEUTICALS - 14.1%

American Home Products Corp.      712,800                              37,957

Amgen, Inc. (a)                   573,700                              43,171

Bristol-Myers Squibb Co.          393,100                              48,179

Elan Corp. PLC ADR (a)            586,500                              39,955

Lilly (Eli) & Co.                 1,776,100                            159,294

Merck & Co., Inc.                 1,560,900                            241,744

Pfizer, Inc.                      1,185,400                            132,320

Schering-Plough Corp.             641,100                              68,197

Sepracor, Inc. (a)                329,200                              27,324

Warner-Lambert Co.                1,977,900                            149,331

XOMA Corp. (a)                    52                                   -

                                                                       947,472

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 2.3%

Guidant Corp.                     531,600                             $ 45,618

Johnson & Johnson                 1,086,100                            88,246

Medtronic, Inc.                   340,600                              23,054

                                                                       156,918

MEDICAL FACILITIES MANAGEMENT
- 0.4%

Health Management Associates,     1,197,875                            25,979
Inc. Class A (a)

TOTAL HEALTH                                                           1,130,369

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

ELECTRICAL EQUIPMENT - 1.3%

Alcatel Alsthom Compagnie         107,050                              13,850
Generale d'Electricite SA
(RFD)

Alcatel Alsthom Compagnie         287,542                              7,440
Generale d'Electricite SA
sponsored ADR

General Electric Co.              689,900                              62,436

VWR Scientific Products Corp.     95,900                               2,997
(a)

                                                                       86,723

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

ASM Lithography Holdings N V      976,600                              27,650
(a)

POLLUTION CONTROL - 0.2%

Waste Management, Inc.            392,300                              16,820

TOTAL INDUSTRIAL MACHINERY &                                           131,193
EQUIPMENT

MEDIA & LEISURE - 7.7%

BROADCASTING - 4.8%

Cablevision Systems Corp.         331,900                              13,732
Class A (a)

CBS Corp.                         1,391,300                            41,478

Comcast Corp. Class A             975,000                              47,288
(special)

Cox Communications, Inc.          685,200                              36,101
Class A (a)

MediaOne Group, Inc.              950,600                              38,499

Metromedia Fiber Network,         284,700                              14,769
Inc. Class A (a)

NTL, Inc. (a)                     330,300                              18,394

Tele-Communications, Inc.         1,563,300                            66,049
(TCI Group) Series A (a)

Time Warner, Inc.                 426,217                              45,072

                                                                       321,382

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.3%

King World Productions, Inc.      569,200                             $ 15,511
(a)

Tele-Communications, Inc.         266,100                              5,272
(TCI Ventures Group) Series
A (a)

                                                                       20,783

LEISURE DURABLES & TOYS - 0.2%

Harley-Davidson, Inc.             265,900                              11,118

LODGING & GAMING - 0.0%

Sun International Hotels Ltd.     35,300                               1,363
(a)

RESTAURANTS - 2.4%

Brinker International, Inc.       957,100                              24,346
(a)

Darden Restaurants, Inc.          1,111,600                            17,577

McDonald's Corp.                  944,600                              66,181

Outback Steakhouse, Inc. (a)      555,900                              19,734

Papa John's International,        184,300                              7,729
Inc. (a)

Tricon Global Restaurants,        622,280                              28,353
Inc. (a)

                                                                       163,920

TOTAL MEDIA & LEISURE                                                  518,566

NONDURABLES - 5.7%

AGRICULTURE - 0.1%

Delta & Pine Land Co.             136,800                              5,181

FOODS - 0.2%

American Italian Pasta Co.        400,800                              10,120
Class A (a)

HOUSEHOLD PRODUCTS - 1.5%

Avon Products, Inc.               713,100                              28,970

Gillette Co.                      1,634,600                            75,089

                                                                       104,059

TOBACCO - 3.9%

Philip Morris Companies, Inc.     4,708,200                            263,365

TOTAL NONDURABLES                                                      382,725

RETAIL & WHOLESALE - 8.6%

APPAREL STORES - 1.1%

Abercrombie & Fitch Co. Class     286,300                              16,033
A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

APPAREL STORES - CONTINUED

Payless ShoeSource, Inc. (a)      503,800                             $ 24,560

TJX Companies, Inc.               1,326,600                            33,994

                                                                       74,587

DRUG STORES - 1.6%

CVS Corp.                         1,062,254                            52,449

Walgreen Co.                      1,010,500                            54,251

                                                                       106,700

GENERAL MERCHANDISE STORES -
2.4%

Consolidated Stores Corp. (a)     352,800                              7,585

Federated Department Stores,      586,700                              24,458
Inc. (a)

Nordstrom, Inc.                   1,536,100                            57,220

Saks Holdings, Inc. (a)           498,800                              13,717

Wal-Mart Stores, Inc.             772,900                              58,209

                                                                       161,189

GROCERY STORES - 0.4%

Safeway, Inc. (a)                 554,800                              29,300

RETAIL & WHOLESALE,
MISCELLANEOUS - 3.1%

Amazon.com, Inc. (a)              99,200                               19,046

Barnes & Noble, Inc. (a)          1,027,100                            34,023

Best Buy Co., Inc. (a)            892,500                              51,430

Home Depot, Inc.                  1,054,000                            52,437

Lowe's Companies, Inc.            521,400                              22,029

Staples, Inc. (a)                 234,030                              8,176

Tandy Corp.                       399,300                              17,993

                                                                       205,134

TOTAL RETAIL & WHOLESALE                                               576,910

SERVICES - 0.2%

EDUCATIONAL SERVICES - 0.2%

Apollo Group, Inc. Class A (a)    426,900                              13,768

TECHNOLOGY - 30.9%

COMMUNICATIONS EQUIPMENT - 4.0%

Ascend Communications, Inc.       250,600                              14,081
(a)

Aspect Telecommunications         651,500                              12,338
Corp. (a)

Ciena Corp. (a)                   266,300                              4,527

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Cisco Systems, Inc. (a)           1,188,225                           $ 89,562

Lucent Technologies, Inc.         1,009,600                            86,889

Northern Telecom Ltd.             172,400                              8,063

OY Nokia AB sponsored ADR         545,400                              53,449

                                                                       268,909

COMPUTER SERVICES & SOFTWARE
- 10.2%

America Online, Inc.              440,000                              38,528

At Home Corp. Series A (a)        598,800                              34,880

Autodesk, Inc.                    388,600                              14,135

Cadence Design Systems, Inc.      1,006,700                            28,313
(a)

Citrix Systems, Inc. (a)          397,900                              33,026

CompUSA, Inc. (a)                 1,271,900                            18,840

Compuware Corp. (a)               585,800                              36,466

CSG Systems International,        291,300                              18,279
Inc. (a)

E Trade Group, Inc. (a)           226,700                              6,135

Electronic Arts, Inc. (a)         310,800                              13,092

Electronics for Imaging, Inc.     656,100                              17,592
(a)

Legato Systems, Inc. (a)          114,100                              5,455

Microsoft Corp. (a)               2,466,600                            300,931

Oracle Corp. (a)                  709,000                              24,283

Policy Management Systems         87,000                               4,448
Corp. (a)

SAP AG (Systeme Anwendungen       626,200                              26,496
Produkte) sponsored ADR

Siebel Systems, Inc. (a)          1,254,800                            30,429

Veritas Software Corp. (a)        300,800                              17,973

Yahoo, Inc. (a)                   104,700                              20,102

                                                                       689,403

COMPUTERS & OFFICE EQUIPMENT
- 7.6%

Apple Computer, Inc. (a)          351,100                              11,213

CDW Computer Centers, Inc. (a)    14,300                               1,158

Compaq Computer Corp.             1,156,100                            37,573

Dell Computer Corp. (a)           528,800                              32,158

EMC Corp. (a)                     574,500                              41,651

Fore Systems, Inc. (a)            285,800                              4,323

Gateway 2000, Inc. (a)            635,600                              35,673

Ingram Micro, Inc. Class A (a)    904,200                              38,429

International Business            447,500                              73,838
Machines Corp.

Lexmark International Group,      461,200                              35,224
Inc. (a)

Maxtor Corp. (a)                  723,500                              9,993

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Micron Electronics, Inc. (a)      654,900                             $ 14,899

Pitney Bowes, Inc.                544,700                              30,503

Quantum Corp. (a)                 1,210,100                            26,773

Sun Microsystems, Inc. (a)        349,300                              25,870

Tech Data Corp. (a)               676,000                              27,209

Xerox Corp.                       600,300                              64,532

                                                                       511,019

ELECTRONIC INSTRUMENTS - 2.3%

Applied Materials, Inc. (a)       1,157,500                            44,853

KLA-Tencor Corp. (a)              945,100                              32,192

Novellus Systems, Inc. (a)        273,300                              13,563

Perkin-Elmer Corp.                112,100                              10,453

Teradyne, Inc. (a)                1,254,300                            40,216

Waters Corp. (a)                  169,800                              13,096

                                                                       154,373

ELECTRONICS - 6.8%

Altera Corp. (a)                  655,800                              32,175

Intel Corp.                       1,357,900                            146,144

Lattice Semiconductor Corp.       259,600                              9,573
(a)

Linear Technology Corp.           576,500                              40,391

Micron Technology, Inc. (a)       975,400                              40,296

Motorola, Inc.                    737,500                              45,725

PMC-Sierra, Inc. (a)              61,800                               3,329

Taiwan Semiconductor              1,485,200                            22,278
Manufacturing Co. Ltd. ADR
(a)

Texas Instruments, Inc.           843,200                              64,399

Vitesse Semiconductor Corp.       248,500                              8,853
(a)

Xilinx, Inc. (a)                  881,400                              44,731

                                                                       457,894

TOTAL TECHNOLOGY                                                       2,081,598

TRANSPORTATION - 0.3%

RAILROADS - 0.3%

Wisconsin Central                 999,800                              18,121
Transportation Corp. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

UTILITIES - 5.2%

CELLULAR - 0.6%

Cellular Communications           130,800                             $ 8,159
International, Inc. (a)

Nextel Communications, Inc.       1,528,200                            32,856
Class A (a)

                                                                       41,015

TELEPHONE SERVICES - 4.6%

AT&T Corp.                        1,298,174                            80,892

e.spire Communications, Inc.      151,400                              1,221
(a)

Global TeleSystems Group,         636,300                              27,619
Inc. (a)

MCI WorldCom, Inc. (a)            2,506,280                            147,871

McLeodUSA, Inc. Class A (a)       682,700                              21,121

NEXTLINK Communications, Inc.     123,700                              3,742
Class A (a)

RCN Corp. (a)                     725,100                              12,327

WinStar Communications, Inc.      517,600                              14,428
(a)

                                                                       309,221

TOTAL UTILITIES                                                        350,236

TOTAL COMMON STOCKS                                       6,234,350
(Cost $4,456,532)

CASH EQUIVALENTS - 7.5%

                                 MATURITY AMOUNT (000S)

Investments in repurchase        $ 503,133                             503,060
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98
(Cost $503,060)

TOTAL INVESTMENT IN                                      $ 6,737,410
SECURITIES - 100%
(Cost $4,959,592)


LEGEND
(a) Non-income producing
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $5,011,060,000. Net unrealized appreciation aggregated $1,726,350,000, of which $1,885,941,000 related to appreciated investment securities and $159,591,000 related to depreciated investment securities.
The fund hereby designates approximately $505,346,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) NOVEMBER
30, 1998

ASSETS

Investment in securities, at             $ 6,737,410
value (including repurchase
agreements of $503,060)
(cost $4,959,592) -  See
accompanying schedule

Receivable for investments                55,416
sold

Receivable for fund shares                10,570
sold

Dividends receivable                      3,569

Other receivables                         1,021

 TOTAL ASSETS                             6,807,986

LIABILITIES

Payable for investments        $ 48,308
purchased

Payable for fund shares         15,218
redeemed

Accrued management fee          3,201

Distribution fees payable       2,406

Other payables and accrued      1,118
expenses

 TOTAL LIABILITIES                        70,251

NET ASSETS                               $ 6,737,735

Net Assets consist of:

Paid in capital                          $ 4,073,157

Accumulated undistributed net             886,744
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               1,777,834
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 6,737,735

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) NOVEMBER
30, 1998

CALCULATION OF MAXIMUM              $58.14
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($91,557
(divided by) 1,574.7 shares)

Maximum offering price per          $61.69
share (100/94.25 of $58.14)

CLASS T: NET ASSET VALUE and        $58.59
redemption price per share
($5,187,390 (divided by)
88,538 shares)

Maximum offering price per          $60.72
share (100/96.50 of $58.59)

CLASS B: NET ASSET VALUE and        $57.50
offering price per share
($306,619 (divided by)
5,332.8 shares) A

CLASS C: NET ASSET VALUE and        $58.24
offering price   price per
share ($64,262 (divided by)
1,103.4 shares) A

INSTITUTIONAL CLASS: NET            $59.71
ASSET VALUE, offering price
and redemption price   per
share ($1,087,907 (divided
by) 18,219 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR
ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                          $ 41,315
Dividends

Interest                                    8,381

 TOTAL INCOME                               49,696

EXPENSES

Management fee                   $ 34,350

Transfer agent fees               9,908

Distribution fees                 24,905

Accounting fees and expenses      816

Non-interested trustees'          23
compensation

Custodian fees and expenses       140

Registration fees                 310

Audit                             62

Legal                             121

Interest                          1

Miscellaneous                     82

 Total expenses before            70,718
reductions

 Expense reductions               (1,319)   69,399

NET INVESTMENT INCOME (LOSS)                (19,703)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            920,851

 Foreign currency transactions    79        920,930

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            544,819

 Assets and liabilities in        (142)     544,677
foreign currencies

NET GAIN (LOSS)                             1,465,607

NET INCREASE (DECREASE) IN                 $ 1,445,904
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1998  YEAR ENDED NOVEMBER 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (19,703)                    $ 1,831
income (loss)

 Net realized gain (loss)       920,930                       736,818

 Change in net unrealized       544,677                       175,459
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,445,904                     914,108
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (1,050)                       (24,274)
From net investment income

 From net realized gain         (622,707)                     (133,430)

 TOTAL DISTRIBUTIONS            (623,757)                     (157,704)

Share transactions - net        576,380                       (282,118)
increase (decrease)

  TOTAL INCREASE (DECREASE)     1,398,527                     474,286
IN NET ASSETS

NET ASSETS

 Beginning of period            5,339,208                     4,864,922

 End of period (including      $ 6,737,735                   $ 5,339,208
undistributed net investment
income of $0 and $1,198,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 51.69                   $ 44.80   $ 39.47
period

Income from Investment
Operations

 Net investment income (loss)     (.13)                     (.06)     .04
E

 Net realized and unrealized      12.76                     8.54      5.29
gain (loss)

 Total from investment            12.63                     8.48      5.33
operations

Less Distributions

 From net investment income       (.03) I                   (.36)     -

 From net realized gain           (6.15) I                  (1.23)    -

 Total distributions              (6.18)                    (1.59)    -

Net asset value, end of period   $ 58.14                   $ 51.69   $ 44.80

TOTAL RETURN B, C                 28.21%                    19.73%    13.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 92                      $ 29      $ 4
millions)

Ratio of expenses to average      1.12%                     1.32% G   1.52% A, D, G
net assets

Ratio of expenses to average      1.10% H                   1.30% H   1.50% A, H
net assets after  expense
reductions

Ratio of net investment           (.26)%                    (.12)%    .38% A
income (loss) to average
net assets

Portfolio turnover                122%                      108%      76%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - CLASS T

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996      1995      1994

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 51.97                   $ 44.81   $ 39.83   $ 28.52   $ 29.50
of period

Income from Investment
Operations

 Net investment income (loss)     (.21) C                   (.04) C   .22 C     .06       .08

 Net realized and unrealized      12.87                     8.60      6.90      11.54     .39
 gain (loss)

 Total from investment            12.66                     8.56      7.12      11.60     .47
operations

Less Distributions

 From net investment income       -                         (.17)     (.03)     (.08)     -

 From net realized gain           (6.04)                    (1.23)    (2.11)    (.16)     (1.45)

 In excess of net realized        -                         -         -         (.05)     -
gain

 Total distributions              (6.04)                    (1.40)    (2.14)    (.29)     (1.45)

Net asset value, end of period   $ 58.59                   $ 51.97   $ 44.81   $ 39.83   $ 28.52

TOTAL RETURN A, B                 28.00%                    19.81%    19.00%    41.11%    1.58%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,187                   $ 4,206   $ 3,537   $ 2,051   $ 874
(in millions)

Ratio of expenses to average      1.29%                     1.31% D   1.36%     1.55%     1.71%
net assets

Ratio of expenses to average      1.27% E                   1.29% E   1.34% E   1.54% E   1.70% E
net assets after expense
reductions

Ratio of net investment           (.41)%                    (.08)%    .54%      .21%      .15%
income (loss) to average net
assets

Portfolio turnover                122%                      108%      76%       97%       137%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 51.41                   $ 41.81
period

Income from Investment
Operations

 Net investment income (loss)     (.52)                     (.32)
D

 Net realized and unrealized      12.68                     9.95
gain (loss)

 Total from investment            12.16                     9.63
operations

Less Distributions

 From net realized gain           (6.07)                    (.03)

Net asset value, end of period   $ 57.50                   $ 51.41

TOTAL RETURN B, C                 27.27%                    23.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 307                     $ 71
millions)

Ratio of expenses to average      1.88%                     1.93% A, F
net assets

Ratio of expenses to average      1.85% G                   1.90% A, G
net assets after expense
reductions

Ratio of net investment           (1.01)%                   (.73)% A
income (loss) to average net
assets

Portfolio turnover                122%                      108%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 51.95                   $ 51.84
period

Income from Investment
Operations

 Net investment income (loss)     (.54)                     (.02)
D

 Net realized and unrealized      12.87                     .13
gain (loss)

 Total from investment            12.33                     .11
operations

Less Distributions

 From net realized gain           (6.04)                    -

Net asset value, end of period   $ 58.24                   $ 51.95

TOTAL RETURN B, C                 27.30%                    0.21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 64                      $ 1
millions)

Ratio of expenses to average      1.89%                     1.95% A, F
net assets

Ratio of expenses to average      1.86% G                   1.89% A, G
net assets after expense
reductions

Ratio of net investment           (1.03)%                   (.82)% A
income (loss) to average net
assets

Portfolio turnover                122%                      108%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 52.86                   $ 45.52  $ 40.39  $ 28.90  $ 29.74
of period

Income from Investment
Operations

 Net investment income            .06 B                     .22 B    .45 B    .28      .30

 Net realized and unrealized      13.08                     8.72     7.00     11.69    .42
 gain (loss)

 Total from investment            13.14                     8.94     7.45     11.97    .72
operations

Less Distributions

 From net investment income       (.05) D                   (.37)    (.21)    (.27)    (.11)

 From net realized gain           (6.24) D                  (1.23)   (2.11)   (.16)    (1.45)

 In excess of net realized        -                         -        -        (.05)    -
gain

 Total distributions              (6.29)                    (1.60)   (2.32)   (.48)    (1.56)

Net asset value, end of period   $ 59.71                   $ 52.86  $ 45.52  $ 40.39  $ 28.90

TOTAL RETURN A                    28.67%                    20.46%   19.68%   42.15%   2.46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,088                   $ 1,032  $ 1,324  $ 791    $ 410
(in millions)

Ratio of expenses to average      .76%                      .77%     .79%     .83%     .86%
net assets

Ratio of expenses to average      .74% C                    .75% C   .77% C   .83%     .84% C
net assets after expense
reductions

Ratio of net investment           .12%                      .46%     1.11%    .92%     1.00%
income to average net assets

Portfolio turnover                122%                      108%     76%      97%      137%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $6,877,642,000 and $7,315,305,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment advisor FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 142,000     $ -

CLASS T    22,838,000    222,000

CLASS B    1,665,000     1,250,000

CLASS C    260,000       258,000

          $ 24,905,000  $ 1,730,000

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 24,000

CLASS T                601,000

CLASS B                36,000

CLASS C                17,000

INSTITUTIONAL CLASS    49,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and on Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 838,000    $ 356,000

CLASS T    2,265,000    769,000

CLASS B    488,000      488,000 *

CLASS C    25,000       25,000 *

          $ 3,616,000  $ 1,638,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :
                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 138,000    .24

CLASS T                 7,863,000   .17

CLASS B                 418,000     .25

CLASS C                 57,000      .22

INSTITUTIONAL CLASS     1,432,000   .14

                       $ 9,908,000

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,419,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,314,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $5,000 under the custodian arrangement.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The
6. BANK BORROWINGS - CONTINUED
interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $2,787,000. The weighted average interest rate was 5.75%.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
Amounts in thousands
                            YEAR ENDED NOVEMBER 30,

                            1998                     1997 A

FROM NET INVESTMENT INCOME

Class A                     $ 15                     $ 44

Class T                      -                        13,448

Class B                      -                        -

Class C                      -                        -

Institutional Class          1,035                    10,782

Total                       $ 1,050                  $ 24,274

FROM NET REALIZED GAIN

Class A                     $ 3,543                  $ 155

Class T                      488,378                  97,420

Class B                      9,146                    0 B

Class C                      223                      -

Institutional Class          121,417                  35,855

Total                       $ 622,707                $ 133,430

A DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD DECEMBER 31, 1996
(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
B REPRESENTS AN AMOUNT LESS THAN ONE THOUSAND DOLLARS.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:
Amounts in thousands

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                                1998                     1997 A, B                1998                     1997 A, B



CLASS A Shares sold              1,200                    527                     $ 61,899                 $ 25,137

Reinvestment of distributions    77                       5                        3,416                    193

Shares redeemed                  (254)                    (79)                     (13,114)                 (3,746)

Net increase (decrease)          1,023                    453                     $ 52,201                 $ 21,584

CLASS T Shares sold              26,408                   24,794                  $ 1,365,162              $ 1,148,466

Reinvestment of distributions    10,178                   2,444                    457,907                  103,689

Shares redeemed                  (28,971)                 (25,241)                 (1,483,407)              (1,172,658)

Net increase (decrease)          7,615                    1,997                   $ 339,662                $ 79,497

CLASS B Shares sold              4,256                    1,494                   $ 218,844                $ 71,102

Reinvestment of distributions    193                      -                        8,586                    -

Shares redeemed                  (507)                    (103)                    (25,743)                 (4,871)

Net increase (decrease)          3,942                    1,391                   $ 201,687                $ 66,231

CLASS C Shares sold              1,458                    19                      $ 75,711                 $ 959

Reinvestment of distributions    4                        -                        187                      -

Shares redeemed                  (377)                    -                        (19,681)                 -

Net increase (decrease)          1,085                    19                      $ 56,217                 $ 959

INSTITUTIONAL CLASS Shares       6,340                    8,066                   $ 327,822                $ 377,761
sold

Reinvestment of distributions    1,960                    748                      89,402                   32,100

Shares redeemed                  (9,614)                  (18,359)                 (490,611)                (860,250)

Net increase (decrease)          (1,314)                  (9,545)                 $ (73,387)               $ (450,389)


A SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
B SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 10,000

CLASS T                214,000

CLASS B                22,000

CLASS C                14,000

INSTITUTIONAL CLASS    50,000

                      $ 310,000

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Equity Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund (a fund of the Fidelity Advisor Series I trust) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Equity Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

CLASS A
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/08/99
DIVIDENDS $0.11 - - -
SHORT-TERM
CAPITAL GAINS $1.85 $0.24 $1.62 $.38
LONG-TERM
CAPITAL GAINS $3.80 $0.18 $4.73 $.29
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 55.42% - - -
 20% rate 44.58% 100% 100% 100%


CLASS T
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/08/99
DIVIDENDS - - - -
SHORT-TERM
CAPITAL GAINS $1.82 $0.24 $1.46 $.38
LONG-TERM
CAPITAL GAINS $3.80 $0.18 $4.73 $.29
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 55.42% - - -
 20% rate 44.58% 100% 100% 100%

CLASS B
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/08/99
DIVIDENDS - - - -
SHORT-TERM
CAPITAL GAINS $1.85 $0.24 $1.39 $.38
LONG-TERM
CAPITAL GAINS $3.80 $0.18 $4.73 $.29
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 55.42% - - -
 20% rate 44.58% 100% 100% 100%

CLASS C
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/08/99
DIVIDENDS - - - -
SHORT-TERM
CAPITAL GAINS $1.82 $0.24 $1.49 $.38
LONG-TERM
CAPITAL GAINS $3.80 $0.18 $4.73 $.29
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 55.42% - - -
 20% rate 44.58% 100% 100% 100%

A total of 21.19%, 23.09%, 22.14% and 20.95% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
 Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Jennifer Uhrig, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(REGISTERED TRADEMARK)
EQUITY GROWTH
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market value.

FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  28  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  37  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          38


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR EQUITY GROWTH FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -      28.67%       170.15%       791.46%
INST CL

S&P 500 (registered trademark)    23.66%       181.25%       457.74%

Growth Funds Average              14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV EQUITY GROWTH -  28.67%       21.99%        24.45%
INST CL

S&P 500                       23.66%       22.98%        18.75%

Growth Funds Average          14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Equity Growth -CL I      S&P 500
             00086                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31      10460.96                    10175.00
  1989/01/31      11285.26                    10919.81
  1989/02/28      11293.76                    10647.91
  1989/03/31      11667.67                    10896.00
  1989/04/30      12440.98                    11461.51
  1989/05/31      13511.72                    11925.70
  1989/06/30      13010.34                    11857.72
  1989/07/31      13902.63                    12928.47
  1989/08/31      14446.49                    13181.87
  1989/09/30      14845.90                    13127.82
  1989/10/31      14658.94                    12823.26
  1989/11/30      14718.43                    13084.85
  1989/12/31      15151.80                    13398.89
  1990/01/31      13761.10                    12499.82
  1990/02/28      14315.44                    12661.07
  1990/03/31      15151.80                    12996.59
  1990/04/30      14850.32                    12671.68
  1990/05/31      16960.68                    13907.16
  1990/06/30      17106.56                    13812.60
  1990/07/31      16620.30                    13768.40
  1990/08/31      14500.21                    12523.73
  1990/09/30      13304.02                    11913.83
  1990/10/31      13469.35                    11862.60
  1990/11/30      15122.62                    12628.92
  1990/12/31      16202.12                    12981.27
  1991/01/31      18555.61                    13547.25
  1991/02/28      20228.33                    14515.88
  1991/03/31      22212.27                    14867.16
  1991/04/30      22134.47                    14902.84
  1991/05/31      23291.76                    15546.65
  1991/06/30      21356.45                    14834.61
  1991/07/31      23087.53                    15525.90
  1991/08/31      24332.35                    15893.87
  1991/09/30      24390.70                    15628.44
  1991/10/31      24458.78                    15837.86
  1991/11/30      23612.69                    15199.60
  1991/12/31      26686.13                    16938.43
  1992/01/31      27433.37                    16623.37
  1992/02/29      27574.39                    16839.48
  1992/03/31      26272.68                    16511.11
  1992/04/30      25730.31                    16996.54
  1992/05/31      25610.99                    17079.82
  1992/06/30      24764.88                    16825.33
  1992/07/31      25632.68                    17513.49
  1992/08/31      25014.37                    17154.46
  1992/09/30      25480.82                    17356.88
  1992/10/31      26825.91                    17417.63
  1992/11/30      28604.90                    18011.57
  1992/12/31      29391.48                    18233.11
  1993/01/31      30213.19                    18386.27
  1993/02/28      29447.59                    18636.33
  1993/03/31      30379.62                    19029.55
  1993/04/30      29891.41                    18569.04
  1993/05/31      31644.51                    19066.69
  1993/06/30      31777.66                    19121.98
  1993/07/31      31245.07                    19045.49
  1993/08/31      32410.10                    19767.32
  1993/09/30      33386.51                    19615.11
  1993/10/31      33808.14                    20021.14
  1993/11/30      32998.17                    19830.94
  1993/12/31      34008.60                    20070.89
  1994/01/31      35235.71                    20753.30
  1994/02/28      34954.95                    20190.89
  1994/03/31      33539.44                    19310.57
  1994/04/30      33925.49                    19557.74
  1994/05/31      33738.31                    19878.49
  1994/06/30      32276.01                    19391.47
  1994/07/31      32989.61                    20027.51
  1994/08/31      34498.71                    20848.63
  1994/09/30      33808.50                    20337.84
  1994/10/31      34931.55                    20795.44
  1994/11/30      33808.50                    20038.07
  1994/12/31      33993.98                    20335.24
  1995/01/31      33708.42                    20862.53
  1995/02/28      35029.15                    21675.54
  1995/03/31      36373.68                    22315.19
  1995/04/30      37956.18                    22972.37
  1995/05/31      39300.71                    23890.58
  1995/06/30      42311.03                    24445.56
  1995/07/31      45487.92                    25256.17
  1995/08/31      45975.76                    25319.56
  1995/09/30      47296.49                    26388.05
  1995/10/31      47082.32                    26293.84
  1995/11/30      48058.00                    27448.14
  1995/12/31      47631.13                    27976.80
  1996/01/31      48772.38                    28929.13
  1996/02/29      49884.29                    29197.30
  1996/03/31      50250.71                    29478.47
  1996/04/30      51779.59                    29912.98
  1996/05/31      53194.74                    30684.44
  1996/06/30      52537.71                    30801.34
  1996/07/31      49366.24                    29440.54
  1996/08/31      50541.32                    30061.44
  1996/09/30      53965.50                    31753.30
  1996/10/31      54256.11                    32629.06
  1996/11/30      57516.03                    35095.49
  1996/12/31      55677.59                    34400.24
  1997/01/31      59045.75                    36549.57
  1997/02/28      57721.97                    36836.12
  1997/03/31      54537.04                    35322.52
  1997/04/30      57341.88                    37431.28
  1997/05/31      61431.17                    39710.10
  1997/06/30      63973.87                    41489.11
  1997/07/31      68862.68                    44790.40
  1997/08/31      66175.80                    42281.24
  1997/09/30      69989.86                    44596.98
  1997/10/31      67289.87                    43107.44
  1997/11/30      69282.09                    45102.89
  1997/12/31      69380.84                    45877.30
  1998/01/31      70289.29                    46384.71
  1998/02/28      75664.00                    49729.97
  1998/03/31      78306.57                    52276.64
  1998/04/30      79814.47                    52802.54
  1998/05/31      77769.10                    51894.87
  1998/06/30      82680.99                    54002.84
  1998/07/31      84368.05                    53427.71
  1998/08/31      70602.81                    45703.13
  1998/09/30      77858.67                    48630.87
  1998/10/31      83322.96                    52586.51
  1998/11/30      89145.57                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981223 141752 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Institutional Class on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have grown to $89,146 - a 791.46% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Jennifer Uhrig, Portfolio Manager of Fidelity Advisor Equity Growth Fund
Q. HOW DID THE FUND PERFORM, JENNIFER?
A. The fund did well. For the 12 months that ended November 30, 1998, the fund's Institutional Class shares returned 28.67%. That beat the Standard & Poor's 500 Index, which produced a return of 23.66% during that time. The growth funds average, as tracked by Lipper Analytical Services, had a 12-month return of 14.32% as of November 30, 1998.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING?
A. At the close of the period, over half of the fund's investments were in three of the market's primary growth areas - technology, retail and health care. These sectors in general - and specifically the fund's investments in several of the larger, more well-known companies within them - turned in impressive performances during the period. Other factors that helped performance included not owning much in the way of consumer nondurable stocks, such as Procter & Gamble and Coca-Cola, as well as the fund's relatively minimal exposure to finance and cyclical - or economically sensitive -- stocks, which struggled during the period. The fund's Lipper peers may have had significant positions in these areas.
Q. CAN YOU ISOLATE SOME OF THE FUND'S LARGE-COMPANY POSITIONS WITHIN THE TECHNOLOGY, RETAIL AND HEALTH SECTORS THAT PERFORMED WELL?
A. Sure. In the technology area, Microsoft continued to be a stalwart due to its strong product lineup and its pricing power. Cisco Systems, a company that specializes in communications networking, also performed well, and Dell Computers - which has mastered the process of selling PCs directly without the middle man - was a positive contributor. Some of the fund's retail-related investments - such as Home Depot and Wal-Mart - benefited from good management execution and from solid consumer spending trends. Lastly, several of the fund's health related investments - particularly in the pharmaceuticals area
- performed exceptionally well. The fund's stakes in Merck and Warner-Lambert, to name just two, prospered due to strong product introductions, more generous medical plans for U.S. employees - and thus more access to prescription drugs - and the overall aging of the U.S. population.
Q. DID ANY TRENDS EMERGE AS BYPRODUCTS OF THE INVESTING CLIMATE WE SAW DURING THE PERIOD?
A. There was a tremendous disparity between the stock price valuations of smaller companies and those of larger companies. Large-cap stocks did very well, due mostly to the backdrop of global and domestic economic uncertainty. When investors are concerned about the economy, they tend to favor the stocks of larger companies, because larger companies typically have more resources with which to weather a potential recession. At the same time, investors stayed away from small companies and other companies that were viewed as being more vulnerable to a weaker economy.
Q. ASIDE FROM SOME OF THE NAMES YOU'VE MENTIONED, WHICH OTHER STOCKS PERFORMED WELL? WHICH HOLDINGS DURING THE PERIOD WERE DISAPPOINTING?
A. WorldCom and Yahoo! were also good stocks for the fund. WorldCom benefited from its merger with MCI and the potential to grow its earnings rapidly through cost reductions. Yahoo! was bolstered by the continued popularity of the Internet. Energy services stocks, on the other hand, slumped as oil prices fell sharply. Warm weather trends and the inability of OPEC to cut enough supply to support prices hurt the fund's positions in both Schlumberger and Halliburton. These companies make their money by selling equipment for oil drilling, and the low price of oil discouraged additional drilling projects. I'm sticking with these types of stocks, though, because oil is at unusually low price levels and some company profiles look pretty good over the long term.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. The disparity in performance between large and small stocks as well as between growth and cyclicals has been extreme. Many cyclicals are selling at prices that fully discount a recession; in fact, many are at all-time lows. In contrast, many high-quality growth stocks are at historically high valuations. The Federal Reserve Board's recent rate cuts suggest that economic policy is now more concerned about recession than inflation. This may give some investors the courage to invest in some of these more economically sensitive areas, especially given the values they offer. In light of this possibility, the fund may add to small- and medium- cap stocks where the fundamentals are favorable. In addition, the fund may add to stocks within the traditional growth areas that may have cyclical, or economically sensitive characteristics. An example of this in the technology area is semiconductor capital equipment, while one in the retail area would be department stores.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JENNIFER UHRIG DISCUSSES
POSITIVE TRENDS IN THE
TECHNOLOGY SECTOR:
"Technology stocks were strong
contributors to the fund's
performance over the past 12
months for several major reasons.
First, the economic situation in Asia
- which was a severe drag on
demand throughout 1998 -
appeared to be stable to improving
towards the end of the period.
Companies such as Microsoft and
Cisco Systems reported that while
business levels in that region
remained depressed, the situation
was modestly improving in places
such as Japan and Korea.
"Second, component prices -
particularly those of dynamic
random access memory chips, or
DRAMs - appeared to be
stabilizing. Prompted by the
uncertain economic outlook, DRAM
manufacturers overseas cut back
on capital expenditures and this
underinvestment led to a decrease
in supply, especially on leading
edge parts.
"A third factor involves the
much-discussed Year 2000 issue, in
which many of the world's
computers may read the `00' in the
year 2000 as being the year 1900.
Some major companies have
suggested that their older PCs may
need to be replaced by those that
are Year 2000-compliant, and
that could be a positive for the
entire technology industry."

FUND FACTS
GOAL: to achieve capital
appreciation by investing
primarily in common stock of
companies with above-average
growth characteristics
START DATE: November 22,
1983
SIZE: as of November 30,
1998, more than $6.7 billion
MANAGER: Jennifer Uhrig,
since 1997; joined Fidelity
in 1987
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Microsoft Corp.                 4.5                      2.9

Philip Morris Companies, Inc.   3.9                      1.7

Merck & Co., Inc.               3.6                      3.1

Lilly (Eli) & Co.               2.4                      1.2

Warner-Lambert Co.              2.2                      2.3

MCI WorldCom, Inc.              2.2                      2.6

Intel Corp.                     2.2                      1.9

Pfizer, Inc.                    2.0                      0.0

Fannie Mae                      1.5                      2.0

Cisco Systems, Inc.             1.3                      1.5

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      30.9                     24.5

HEALTH                          16.8                     18.8

RETAIL & WHOLESALE              8.6                      11.6

MEDIA & LEISURE                 7.7                      10.2

FINANCE                         7.5                      11.3


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 92.5
Row: 1, Col: 2, Value: 7.5
Row: 1, Col: 1, Value: 98.09999999999999
Row: 1, Col: 2, Value: 1.9
Stocks  92.5%
Short-term
investments 7.5%
FOREIGN
INVESTMENTS 4.2%
Stocks  98.1%
Short-term
investments 1.9%
FOREIGN
INVESTMENTS 2.8%
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.5%

                                 SHARES                               VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.4%

AEROSPACE & DEFENSE - 0.2%

Boeing Co.                        373,200                             $ 15,161

DEFENSE ELECTRONICS - 0.2%

Raytheon Co. Class A              191,241                              10,458

TOTAL AEROSPACE & DEFENSE                                              25,619

BASIC INDUSTRIES - 3.0%

CHEMICALS & PLASTICS - 1.5%

Cytec Industries, Inc. (a)        789,100                              17,804

Great Lakes Chemical Corp.        886,200                              35,393

Monsanto Co.                      794,300                              35,992

Solutia, Inc.                     611,400                              13,680

                                                                       102,869

METALS & MINING - 0.3%

Aluminum Co. of America           303,600                              22,504

PACKAGING & CONTAINERS - 0.3%

Owens-Illinois, Inc. (a)          576,800                              18,530

PAPER & FOREST PRODUCTS - 0.9%

Champion International Corp.      535,600                              22,261

Georgia-Pacific Corp.             314,700                              17,859

Weyerhaeuser Co.                  429,100                              21,509

                                                                       61,629

TOTAL BASIC INDUSTRIES                                                 205,532

CONSTRUCTION & REAL ESTATE -
0.0%

ENGINEERING - 0.0%

Stolt Comex Seaway SA             370,400                              3,125

Stolt Comex Seaway SA             125,800                              896
sponsored ADR Class A

                                                                       4,021

DURABLES - 0.8%

AUTOS, TIRES, & ACCESSORIES -
0.3%

TRW, Inc.                         330,400                              18,193

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

TEXTILES & APPAREL - 0.5%

Fruit of the Loom, Inc. Class     1,067,400                           $ 15,744
A (a)

NIKE, Inc. Class B                536,200                              21,448

                                                                       37,192

TOTAL DURABLES                                                         55,385

ENERGY - 3.5%

ENERGY SERVICES - 1.4%

Baker Hughes, Inc.                886,730                              16,238

BJ Services Co. (a)               655,900                              9,060

Coflexip SA sponsored ADR         502,900                              18,356

Halliburton Co.                   881,700                              25,900

Schlumberger Ltd.                 351,700                              15,717

Smith International, Inc.         523,600                              12,632

                                                                       97,903

OIL & GAS - 2.1%

Amerada Hess Corp.                284,600                              15,795

Exxon Corp.                       49,500                               3,716

Newfield Exploration Co. (a)      686,600                              13,389

Noble Affiliates, Inc.            615,500                              15,580

Oryx Energy Co. (a)               357,100                              4,932

Tosco Corp.                       926,400                              24,202

Total SA sponsored ADR            361,600                              22,103

USX-Marathon Group                576,200                              16,350

Vastar Resources, Inc.            191,300                              7,760

Weatherford International,        801,200                              14,622
Inc. (a)

                                                                       138,449

TOTAL ENERGY                                                           236,352

FINANCE - 7.5%

BANKS - 0.6%

Bank of Ireland, Inc.             1,156,780                            23,991

U.S. Bancorp                      454,400                              16,728

                                                                       40,719

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 1.4%

American Express Co.              592,504                             $ 59,287

Household International, Inc.     853,890                              33,408

                                                                       92,695

FEDERAL SPONSORED CREDIT - 2.5%

Fannie Mae                        1,433,000                            104,251

Freddie Mac                       1,025,400                            62,037

                                                                       166,288

INSURANCE - 2.5%

Allmerica Financial Corp.         421,900                              23,284

Ambac Financial Group, Inc.       352,300                              21,490

American International Group,     404,300                              38,004
Inc.

MBIA, Inc.                        71,500                               4,630

Progressive Corp.                 247,300                              36,693

UNUM Corp.                        884,500                              47,652

                                                                       171,753

SAVINGS & LOANS - 0.3%

Washington Mutual, Inc.           524,500                              20,324

SECURITIES INDUSTRY - 0.2%

Bear Stearns Companies, Inc.      289,900                              12,176

TOTAL FINANCE                                                          503,955

HEALTH - 16.8%

DRUGS & PHARMACEUTICALS - 14.1%

American Home Products Corp.      712,800                              37,957

Amgen, Inc. (a)                   573,700                              43,171

Bristol-Myers Squibb Co.          393,100                              48,179

Elan Corp. PLC ADR (a)            586,500                              39,955

Lilly (Eli) & Co.                 1,776,100                            159,294

Merck & Co., Inc.                 1,560,900                            241,744

Pfizer, Inc.                      1,185,400                            132,320

Schering-Plough Corp.             641,100                              68,197

Sepracor, Inc. (a)                329,200                              27,324

Warner-Lambert Co.                1,977,900                            149,331

XOMA Corp. (a)                    52                                   -

                                                                       947,472

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 2.3%

Guidant Corp.                     531,600                             $ 45,618

Johnson & Johnson                 1,086,100                            88,246

Medtronic, Inc.                   340,600                              23,054

                                                                       156,918

MEDICAL FACILITIES MANAGEMENT
- 0.4%

Health Management Associates,     1,197,875                            25,979
Inc. Class A (a)

TOTAL HEALTH                                                           1,130,369

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.9%

ELECTRICAL EQUIPMENT - 1.3%

Alcatel Alsthom Compagnie         107,050                              13,850
Generale d'Electricite SA
(RFD)

Alcatel Alsthom Compagnie         287,542                              7,440
Generale d'Electricite SA
sponsored ADR

General Electric Co.              689,900                              62,436

VWR Scientific Products Corp.     95,900                               2,997
(a)

                                                                       86,723

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

ASM Lithography Holdings N V      976,600                              27,650
(a)

POLLUTION CONTROL - 0.2%

Waste Management, Inc.            392,300                              16,820

TOTAL INDUSTRIAL MACHINERY &                                           131,193
EQUIPMENT

MEDIA & LEISURE - 7.7%

BROADCASTING - 4.8%

Cablevision Systems Corp.         331,900                              13,732
Class A (a)

CBS Corp.                         1,391,300                            41,478

Comcast Corp. Class A             975,000                              47,288
(special)

Cox Communications, Inc.          685,200                              36,101
Class A (a)

MediaOne Group, Inc.              950,600                              38,499

Metromedia Fiber Network,         284,700                              14,769
Inc. Class A (a)

NTL, Inc. (a)                     330,300                              18,394

Tele-Communications, Inc.         1,563,300                            66,049
(TCI Group) Series A (a)

Time Warner, Inc.                 426,217                              45,072

                                                                       321,382

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.3%

King World Productions, Inc.      569,200                             $ 15,511
(a)

Tele-Communications, Inc.         266,100                              5,272
(TCI Ventures Group) Series
A (a)

                                                                       20,783

LEISURE DURABLES & TOYS - 0.2%

Harley-Davidson, Inc.             265,900                              11,118

LODGING & GAMING - 0.0%

Sun International Hotels Ltd.     35,300                               1,363
(a)

RESTAURANTS - 2.4%

Brinker International, Inc.       957,100                              24,346
(a)

Darden Restaurants, Inc.          1,111,600                            17,577

McDonald's Corp.                  944,600                              66,181

Outback Steakhouse, Inc. (a)      555,900                              19,734

Papa John's International,        184,300                              7,729
Inc. (a)

Tricon Global Restaurants,        622,280                              28,353
Inc. (a)

                                                                       163,920

TOTAL MEDIA & LEISURE                                                  518,566

NONDURABLES - 5.7%

AGRICULTURE - 0.1%

Delta & Pine Land Co.             136,800                              5,181

FOODS - 0.2%

American Italian Pasta Co.        400,800                              10,120
Class A (a)

HOUSEHOLD PRODUCTS - 1.5%

Avon Products, Inc.               713,100                              28,970

Gillette Co.                      1,634,600                            75,089

                                                                       104,059

TOBACCO - 3.9%

Philip Morris Companies, Inc.     4,708,200                            263,365

TOTAL NONDURABLES                                                      382,725

RETAIL & WHOLESALE - 8.6%

APPAREL STORES - 1.1%

Abercrombie & Fitch Co. Class     286,300                              16,033
A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

APPAREL STORES - CONTINUED

Payless ShoeSource, Inc. (a)      503,800                             $ 24,560

TJX Companies, Inc.               1,326,600                            33,994

                                                                       74,587

DRUG STORES - 1.6%

CVS Corp.                         1,062,254                            52,449

Walgreen Co.                      1,010,500                            54,251

                                                                       106,700

GENERAL MERCHANDISE STORES -
2.4%

Consolidated Stores Corp. (a)     352,800                              7,585

Federated Department Stores,      586,700                              24,458
Inc. (a)

Nordstrom, Inc.                   1,536,100                            57,220

Saks Holdings, Inc. (a)           498,800                              13,717

Wal-Mart Stores, Inc.             772,900                              58,209

                                                                       161,189

GROCERY STORES - 0.4%

Safeway, Inc. (a)                 554,800                              29,300

RETAIL & WHOLESALE,
MISCELLANEOUS - 3.1%

Amazon.com, Inc. (a)              99,200                               19,046

Barnes & Noble, Inc. (a)          1,027,100                            34,023

Best Buy Co., Inc. (a)            892,500                              51,430

Home Depot, Inc.                  1,054,000                            52,437

Lowe's Companies, Inc.            521,400                              22,029

Staples, Inc. (a)                 234,030                              8,176

Tandy Corp.                       399,300                              17,993

                                                                       205,134

TOTAL RETAIL & WHOLESALE                                               576,910

SERVICES - 0.2%

EDUCATIONAL SERVICES - 0.2%

Apollo Group, Inc. Class A (a)    426,900                              13,768

TECHNOLOGY - 30.9%

COMMUNICATIONS EQUIPMENT - 4.0%

Ascend Communications, Inc.       250,600                              14,081
(a)

Aspect Telecommunications         651,500                              12,338
Corp. (a)

Ciena Corp. (a)                   266,300                              4,527

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Cisco Systems, Inc. (a)           1,188,225                           $ 89,562

Lucent Technologies, Inc.         1,009,600                            86,889

Northern Telecom Ltd.             172,400                              8,063

OY Nokia AB sponsored ADR         545,400                              53,449

                                                                       268,909

COMPUTER SERVICES & SOFTWARE
- 10.2%

America Online, Inc.              440,000                              38,528

At Home Corp. Series A (a)        598,800                              34,880

Autodesk, Inc.                    388,600                              14,135

Cadence Design Systems, Inc.      1,006,700                            28,313
(a)

Citrix Systems, Inc. (a)          397,900                              33,026

CompUSA, Inc. (a)                 1,271,900                            18,840

Compuware Corp. (a)               585,800                              36,466

CSG Systems International,        291,300                              18,279
Inc. (a)

E Trade Group, Inc. (a)           226,700                              6,135

Electronic Arts, Inc. (a)         310,800                              13,092

Electronics for Imaging, Inc.     656,100                              17,592
(a)

Legato Systems, Inc. (a)          114,100                              5,455

Microsoft Corp. (a)               2,466,600                            300,931

Oracle Corp. (a)                  709,000                              24,283

Policy Management Systems         87,000                               4,448
Corp. (a)

SAP AG (Systeme Anwendungen       626,200                              26,496
Produkte) sponsored ADR

Siebel Systems, Inc. (a)          1,254,800                            30,429

Veritas Software Corp. (a)        300,800                              17,973

Yahoo, Inc. (a)                   104,700                              20,102

                                                                       689,403

COMPUTERS & OFFICE EQUIPMENT
- 7.6%

Apple Computer, Inc. (a)          351,100                              11,213

CDW Computer Centers, Inc. (a)    14,300                               1,158

Compaq Computer Corp.             1,156,100                            37,573

Dell Computer Corp. (a)           528,800                              32,158

EMC Corp. (a)                     574,500                              41,651

Fore Systems, Inc. (a)            285,800                              4,323

Gateway 2000, Inc. (a)            635,600                              35,673

Ingram Micro, Inc. Class A (a)    904,200                              38,429

International Business            447,500                              73,838
Machines Corp.

Lexmark International Group,      461,200                              35,224
Inc. (a)

Maxtor Corp. (a)                  723,500                              9,993

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Micron Electronics, Inc. (a)      654,900                             $ 14,899

Pitney Bowes, Inc.                544,700                              30,503

Quantum Corp. (a)                 1,210,100                            26,773

Sun Microsystems, Inc. (a)        349,300                              25,870

Tech Data Corp. (a)               676,000                              27,209

Xerox Corp.                       600,300                              64,532

                                                                       511,019

ELECTRONIC INSTRUMENTS - 2.3%

Applied Materials, Inc. (a)       1,157,500                            44,853

KLA-Tencor Corp. (a)              945,100                              32,192

Novellus Systems, Inc. (a)        273,300                              13,563

Perkin-Elmer Corp.                112,100                              10,453

Teradyne, Inc. (a)                1,254,300                            40,216

Waters Corp. (a)                  169,800                              13,096

                                                                       154,373

ELECTRONICS - 6.8%

Altera Corp. (a)                  655,800                              32,175

Intel Corp.                       1,357,900                            146,144

Lattice Semiconductor Corp.       259,600                              9,573
(a)

Linear Technology Corp.           576,500                              40,391

Micron Technology, Inc. (a)       975,400                              40,296

Motorola, Inc.                    737,500                              45,725

PMC-Sierra, Inc. (a)              61,800                               3,329

Taiwan Semiconductor              1,485,200                            22,278
Manufacturing Co. Ltd. ADR
(a)

Texas Instruments, Inc.           843,200                              64,399

Vitesse Semiconductor Corp.       248,500                              8,853
(a)

Xilinx, Inc. (a)                  881,400                              44,731

                                                                       457,894

TOTAL TECHNOLOGY                                                       2,081,598

TRANSPORTATION - 0.3%

RAILROADS - 0.3%

Wisconsin Central                 999,800                              18,121
Transportation Corp. (a)

COMMON STOCKS - CONTINUED

                                 SHARES                               VALUE (NOTE 1) (000S)

UTILITIES - 5.2%

CELLULAR - 0.6%

Cellular Communications           130,800                             $ 8,159
International, Inc. (a)

Nextel Communications, Inc.       1,528,200                            32,856
Class A (a)

                                                                       41,015

TELEPHONE SERVICES - 4.6%

AT&T Corp.                        1,298,174                            80,892

e.spire Communications, Inc.      151,400                              1,221
(a)

Global TeleSystems Group,         636,300                              27,619
Inc. (a)

MCI WorldCom, Inc. (a)            2,506,280                            147,871

McLeodUSA, Inc. Class A (a)       682,700                              21,121

NEXTLINK Communications, Inc.     123,700                              3,742
Class A (a)

RCN Corp. (a)                     725,100                              12,327

WinStar Communications, Inc.      517,600                              14,428
(a)

                                                                       309,221

TOTAL UTILITIES                                                        350,236

TOTAL COMMON STOCKS                                       6,234,350
(Cost $4,456,532)

CASH EQUIVALENTS - 7.5%

                                 MATURITY AMOUNT (000S)

Investments in repurchase        $ 503,133                             503,060
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98
(Cost $503,060)

TOTAL INVESTMENT IN                                      $ 6,737,410
SECURITIES - 100%
(Cost $4,959,592)


LEGEND
(a) Non-income producing
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $5,011,060,000. Net unrealized appreciation aggregated $1,726,350,000, of which $1,885,941,000 related to appreciated investment securities and $159,591,000 related to depreciated investment securities.
The fund hereby designates approximately $505,346,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) NOVEMBER
30, 1998

ASSETS

Investment in securities, at             $ 6,737,410
value (including repurchase
agreements of $503,060)
(cost $4,959,592) -  See
accompanying schedule

Receivable for investments                55,416
sold

Receivable for fund shares                10,570
sold

Dividends receivable                      3,569

Other receivables                         1,021

 TOTAL ASSETS                             6,807,986

LIABILITIES

Payable for investments        $ 48,308
purchased

Payable for fund shares         15,218
redeemed

Accrued management fee          3,201

Distribution fees payable       2,406

Other payables and accrued      1,118
expenses

 TOTAL LIABILITIES                        70,251

NET ASSETS                               $ 6,737,735

Net Assets consist of:

Paid in capital                          $ 4,073,157

Accumulated undistributed net             886,744
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               1,777,834
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 6,737,735

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) NOVEMBER
30, 1998

CALCULATION OF MAXIMUM              $58.14
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($91,557
(divided by) 1,574.7 shares)

Maximum offering price per          $61.69
share (100/94.25 of $58.14)

CLASS T: NET ASSET VALUE and        $58.59
redemption price per share
($5,187,390 (divided by)
88,538 shares)

Maximum offering price per          $60.72
share (100/96.50 of $58.59)

CLASS B: NET ASSET VALUE and        $57.50
offering price per share
($306,619 (divided by)
5,332.8 shares) A

CLASS C: NET ASSET VALUE and        $58.24
offering price   price per
share ($64,262 (divided by)
1,103.4 shares) A

INSTITUTIONAL CLASS: NET            $59.71
ASSET VALUE, offering price
and redemption price   per
share ($1,087,907 (divided
by) 18,219 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR
ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                          $ 41,315
Dividends

Interest                                    8,381

 TOTAL INCOME                               49,696

EXPENSES

Management fee                   $ 34,350

Transfer agent fees               9,908

Distribution fees                 24,905

Accounting fees and expenses      816

Non-interested trustees'          23
compensation

Custodian fees and expenses       140

Registration fees                 310

Audit                             62

Legal                             121

Interest                          1

Miscellaneous                     82

 Total expenses before            70,718
reductions

 Expense reductions               (1,319)   69,399

NET INVESTMENT INCOME (LOSS)                (19,703)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            920,851

 Foreign currency transactions    79        920,930

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            544,819

 Assets and liabilities in        (142)     544,677
foreign currencies

NET GAIN (LOSS)                             1,465,607

NET INCREASE (DECREASE) IN                 $ 1,445,904
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1998  YEAR ENDED NOVEMBER 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (19,703)                    $ 1,831
income (loss)

 Net realized gain (loss)       920,930                       736,818

 Change in net unrealized       544,677                       175,459
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     1,445,904                     914,108
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (1,050)                       (24,274)
From net investment income

 From net realized gain         (622,707)                     (133,430)

 TOTAL DISTRIBUTIONS            (623,757)                     (157,704)

Share transactions - net        576,380                       (282,118)
increase (decrease)

  TOTAL INCREASE (DECREASE)     1,398,527                     474,286
IN NET ASSETS

NET ASSETS

 Beginning of period            5,339,208                     4,864,922

 End of period (including      $ 6,737,735                   $ 5,339,208
undistributed net investment
income of $0 and $1,198,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 51.69                   $ 44.80   $ 39.47
period

Income from Investment
Operations

 Net investment income (loss)     (.13)                     (.06)     .04
E

 Net realized and unrealized      12.76                     8.54      5.29
gain (loss)

 Total from investment            12.63                     8.48      5.33
operations

Less Distributions

 From net investment income       (.03) I                   (.36)     -

 From net realized gain           (6.15) I                  (1.23)    -

 Total distributions              (6.18)                    (1.59)    -

Net asset value, end of period   $ 58.14                   $ 51.69   $ 44.80

TOTAL RETURN B, C                 28.21%                    19.73%    13.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 92                      $ 29      $ 4
millions)

Ratio of expenses to average      1.12%                     1.32% G   1.52% A, D, G
net assets

Ratio of expenses to average      1.10% H                   1.30% H   1.50% A, H
net assets after  expense
reductions

Ratio of net investment           (.26)%                    (.12)%    .38% A
income (loss) to average
net assets

Portfolio turnover                122%                      108%      76%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
I THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - CLASS T

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996      1995      1994

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 51.97                   $ 44.81   $ 39.83   $ 28.52   $ 29.50
of period

Income from Investment
Operations

 Net investment income (loss)     (.21) C                   (.04) C   .22 C     .06       .08

 Net realized and unrealized      12.87                     8.60      6.90      11.54     .39
 gain (loss)

 Total from investment            12.66                     8.56      7.12      11.60     .47
operations

Less Distributions

 From net investment income       -                         (.17)     (.03)     (.08)     -

 From net realized gain           (6.04)                    (1.23)    (2.11)    (.16)     (1.45)

 In excess of net realized        -                         -         -         (.05)     -
gain

 Total distributions              (6.04)                    (1.40)    (2.14)    (.29)     (1.45)

Net asset value, end of period   $ 58.59                   $ 51.97   $ 44.81   $ 39.83   $ 28.52

TOTAL RETURN A, B                 28.00%                    19.81%    19.00%    41.11%    1.58%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,187                   $ 4,206   $ 3,537   $ 2,051   $ 874
(in millions)

Ratio of expenses to average      1.29%                     1.31% D   1.36%     1.55%     1.71%
net assets

Ratio of expenses to average      1.27% E                   1.29% E   1.34% E   1.54% E   1.70% E
net assets after expense
reductions

Ratio of net investment           (.41)%                    (.08)%    .54%      .21%      .15%
income (loss) to average net
assets

Portfolio turnover                122%                      108%      76%       97%       137%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 51.41                   $ 41.81
period

Income from Investment
Operations

 Net investment income (loss)     (.52)                     (.32)
D

 Net realized and unrealized      12.68                     9.95
gain (loss)

 Total from investment            12.16                     9.63
operations

Less Distributions

 From net realized gain           (6.07)                    (.03)

Net asset value, end of period   $ 57.50                   $ 51.41

TOTAL RETURN B, C                 27.27%                    23.05%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 307                     $ 71
millions)

Ratio of expenses to average      1.88%                     1.93% A, F
net assets

Ratio of expenses to average      1.85% G                   1.90% A, G
net assets after expense
reductions

Ratio of net investment           (1.01)%                   (.73)% A
income (loss) to average net
assets

Portfolio turnover                122%                      108%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 51.95                   $ 51.84
period

Income from Investment
Operations

 Net investment income (loss)     (.54)                     (.02)
D

 Net realized and unrealized      12.87                     .13
gain (loss)

 Total from investment            12.33                     .11
operations

Less Distributions

 From net realized gain           (6.04)                    -

Net asset value, end of period   $ 58.24                   $ 51.95

TOTAL RETURN B, C                 27.30%                    0.21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 64                      $ 1
millions)

Ratio of expenses to average      1.89%                     1.95% A, F
net assets

Ratio of expenses to average      1.86% G                   1.89% A, G
net assets after expense
reductions

Ratio of net investment           (1.03)%                   (.82)% A
income (loss) to average net
assets

Portfolio turnover                122%                      108%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 52.86                   $ 45.52  $ 40.39  $ 28.90  $ 29.74
of period

Income from Investment
Operations

 Net investment income            .06 B                     .22 B    .45 B    .28      .30

 Net realized and unrealized      13.08                     8.72     7.00     11.69    .42
 gain (loss)

 Total from investment            13.14                     8.94     7.45     11.97    .72
operations

Less Distributions

 From net investment income       (.05) D                   (.37)    (.21)    (.27)    (.11)

 From net realized gain           (6.24) D                  (1.23)   (2.11)   (.16)    (1.45)

 In excess of net realized        -                         -        -        (.05)    -
gain

 Total distributions              (6.29)                    (1.60)   (2.32)   (.48)    (1.56)

Net asset value, end of period   $ 59.71                   $ 52.86  $ 45.52  $ 40.39  $ 28.90

TOTAL RETURN A                    28.67%                    20.46%   19.68%   42.15%   2.46%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,088                   $ 1,032  $ 1,324  $ 791    $ 410
(in millions)

Ratio of expenses to average      .76%                      .77%     .79%     .83%     .86%
net assets

Ratio of expenses to average      .74% C                    .75% C   .77% C   .83%     .84% C
net assets after expense
reductions

Ratio of net investment           .12%                      .46%     1.11%    .92%     1.00%
income to average net assets

Portfolio turnover                122%                      108%     76%      97%      137%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $6,877,642,000 and $7,315,305,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment advisor FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 142,000     $ -

CLASS T    22,838,000    222,000

CLASS B    1,665,000     1,250,000

CLASS C    260,000       258,000

          $ 24,905,000  $ 1,730,000

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 24,000

CLASS T                601,000

CLASS B                36,000

CLASS C                17,000

INSTITUTIONAL CLASS    49,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and on Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 838,000    $ 356,000

CLASS T    2,265,000    769,000

CLASS B    488,000      488,000 *

CLASS C    25,000       25,000 *

          $ 3,616,000  $ 1,638,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :
                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 138,000    .24

CLASS T                 7,863,000   .17

CLASS B                 418,000     .25

CLASS C                 57,000      .22

INSTITUTIONAL CLASS     1,432,000   .14

                       $ 9,908,000

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,419,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,314,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $5,000 under the custodian arrangement.
6. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The
6. BANK BORROWINGS - CONTINUED
interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $2,787,000. The weighted average interest rate was 5.75%.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
Amounts in thousands
                            YEAR ENDED NOVEMBER 30,

                            1998                     1997 A

FROM NET INVESTMENT INCOME

Class A                     $ 15                     $ 44

Class T                      -                        13,448

Class B                      -                        -

Class C                      -                        -

Institutional Class          1,035                    10,782

Total                       $ 1,050                  $ 24,274

FROM NET REALIZED GAIN

Class A                     $ 3,543                  $ 155

Class T                      488,378                  97,420

Class B                      9,146                    0 B

Class C                      223                      -

Institutional Class          121,417                  35,855

Total                       $ 622,707                $ 133,430

A DISTRIBUTIONS FOR CLASS B ARE FOR THE PERIOD DECEMBER 31, 1996
(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
B REPRESENTS AN AMOUNT LESS THAN ONE THOUSAND DOLLARS.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:
Amounts in thousands

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                                1998                     1997 A, B                1998                     1997 A, B



CLASS A Shares sold              1,200                    527                     $ 61,899                 $ 25,137

Reinvestment of distributions    77                       5                        3,416                    193

Shares redeemed                  (254)                    (79)                     (13,114)                 (3,746)

Net increase (decrease)          1,023                    453                     $ 52,201                 $ 21,584

CLASS T Shares sold              26,408                   24,794                  $ 1,365,162              $ 1,148,466

Reinvestment of distributions    10,178                   2,444                    457,907                  103,689

Shares redeemed                  (28,971)                 (25,241)                 (1,483,407)              (1,172,658)

Net increase (decrease)          7,615                    1,997                   $ 339,662                $ 79,497

CLASS B Shares sold              4,256                    1,494                   $ 218,844                $ 71,102

Reinvestment of distributions    193                      -                        8,586                    -

Shares redeemed                  (507)                    (103)                    (25,743)                 (4,871)

Net increase (decrease)          3,942                    1,391                   $ 201,687                $ 66,231

CLASS C Shares sold              1,458                    19                      $ 75,711                 $ 959

Reinvestment of distributions    4                        -                        187                      -

Shares redeemed                  (377)                    -                        (19,681)                 -

Net increase (decrease)          1,085                    19                      $ 56,217                 $ 959

INSTITUTIONAL CLASS Shares       6,340                    8,066                   $ 327,822                $ 377,761
sold

Reinvestment of distributions    1,960                    748                      89,402                   32,100

Shares redeemed                  (9,614)                  (18,359)                 (490,611)                (860,250)

Net increase (decrease)          (1,314)                  (9,545)                 $ (73,387)               $ (450,389)


A SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD DECEMBER 31, 1996 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
B SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 10,000

CLASS T                214,000

CLASS B                22,000

CLASS C                14,000

INSTITUTIONAL CLASS    50,000

                      $ 310,000

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Equity Growth Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund (a fund of the Fidelity Advisor Series I trust) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Equity Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
INSTITUTIONAL CLASS
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/08/99
DIVIDENDS $0.22 - $0.06 -
SHORT-TERM
CAPITAL GAINS $1.85 $0.24 $1.67 $.38
LONG-TERM
CAPITAL GAINS $3.80 $0.18 $4.73 $.29
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 55.42% - - -
 20% rate 44.58% 100% 100% 100%
A total of 20.44% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Jennifer Uhrig, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
GROWTH OPPORTUNITIES
FUND - CLASS A, CLASS T, CLASS B AND CLASS C
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     16  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            17  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   28  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  37  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  46  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          47


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September
3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to
September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to
January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH               20.82%       151.45%       520.19%
OPPORTUNITIES - CL A

FIDELITY ADV GROWTH               13.87%       137.00%       484.53%
OPPORTUNITIES - CL A  (INCL.
5.75% SALES CHARGE)

S&P 500 (registered trademark)    23.66%       181.25%       457.74%

Growth Funds Average              14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH           20.82%       20.25%        20.02%
OPPORTUNITIES - CL A

FIDELITY ADV GROWTH           13.87%       18.84%        19.31%
OPPORTUNITIES - CL A  (INCL.
5.75% SALES CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Growth Funds Average          14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Growth Opp -CL A         S&P 500
             00248                       SP001
  1988/11/30       9425.00                    10000.00
  1988/12/31       9787.15                    10175.00
  1989/01/31      10625.64                    10919.81
  1989/02/28      10423.24                    10647.91
  1989/03/31      10524.44                    10896.00
  1989/04/30      11203.90                    11461.51
  1989/05/31      11955.65                    11925.70
  1989/06/30      11442.44                    11857.72
  1989/07/31      12085.76                    12928.47
  1989/08/31      12533.92                    13181.87
  1989/09/30      12411.03                    13127.82
  1989/10/31      11948.42                    12823.26
  1989/11/30      12027.93                    13084.85
  1989/12/31      12149.99                    13398.89
  1990/01/31      11274.88                    12499.82
  1990/02/28      11548.35                    12661.07
  1990/03/31      11845.26                    12996.59
  1990/04/30      11454.59                    12671.68
  1990/05/31      12821.95                    13907.16
  1990/06/30      12892.27                    13812.60
  1990/07/31      12423.46                    13768.40
  1990/08/31      11056.10                    12523.73
  1990/09/30      10196.61                    11913.83
  1990/10/31      10149.73                    11862.60
  1990/11/30      11228.00                    12628.92
  1990/12/31      11949.89                    12981.27
  1991/01/31      13380.40                    13547.25
  1991/02/28      14581.72                    14515.88
  1991/03/31      14984.79                    14867.16
  1991/04/30      15293.02                    14902.84
  1991/05/31      16130.78                    15546.65
  1991/06/30      14992.69                    14834.61
  1991/07/31      16043.84                    15525.90
  1991/08/31      16668.20                    15893.87
  1991/09/30      16288.84                    15628.44
  1991/10/31      16265.13                    15837.86
  1991/11/30      15300.92                    15199.60
  1991/12/31      17050.21                    16938.43
  1992/01/31      17541.79                    16623.37
  1992/02/29      18335.23                    16839.48
  1992/03/31      17722.90                    16511.11
  1992/04/30      18205.86                    16996.54
  1992/05/31      18464.59                    17079.82
  1992/06/30      18042.00                    16825.33
  1992/07/31      18662.95                    17513.49
  1992/08/31      18145.49                    17154.46
  1992/09/30      18197.24                    17356.88
  1992/10/31      18231.74                    17417.63
  1992/11/30      19111.41                    18011.57
  1992/12/31      19612.18                    18233.11
  1993/01/31      20210.12                    18386.27
  1993/02/28      20265.31                    18636.33
  1993/03/31      21019.63                    19029.55
  1993/04/30      21056.42                    18569.04
  1993/05/31      21645.16                    19066.69
  1993/06/30      21727.95                    19121.98
  1993/07/31      21875.13                    19045.49
  1993/08/31      22546.65                    19767.32
  1993/09/30      22629.44                    19615.11
  1993/10/31      23356.16                    20021.14
  1993/11/30      23245.77                    19830.94
  1993/12/31      23960.86                    20070.89
  1994/01/31      25286.72                    20753.30
  1994/02/28      24905.17                    20190.89
  1994/03/31      23846.39                    19310.57
  1994/04/30      24475.94                    19557.74
  1994/05/31      24609.48                    19878.49
  1994/06/30      23941.78                    19391.47
  1994/07/31      24619.02                    20027.51
  1994/08/31      25658.72                    20848.63
  1994/09/30      24886.10                    20337.84
  1994/10/31      25391.64                    20795.44
  1994/11/30      24580.86                    20038.07
  1994/12/31      24645.40                    20335.24
  1995/01/31      24837.31                    20862.53
  1995/02/28      25594.85                    21675.54
  1995/03/31      26251.39                    22315.19
  1995/04/30      27140.24                    22972.37
  1995/05/31      28271.51                    23890.58
  1995/06/30      29231.06                    24445.56
  1995/07/31      30200.72                    25256.17
  1995/08/31      30412.83                    25319.56
  1995/09/30      30988.56                    26388.05
  1995/10/31      31200.67                    26293.84
  1995/11/30      31958.22                    27448.14
  1995/12/31      32787.63                    27976.80
  1996/01/31      33305.77                    28929.13
  1996/02/29      33212.51                    29197.30
  1996/03/31      33160.69                    29478.47
  1996/04/30      33709.92                    29912.98
  1996/05/31      34393.86                    30684.44
  1996/06/30      34580.38                    30801.34
  1996/07/31      33606.29                    29440.54
  1996/08/31      33875.72                    30061.44
  1996/09/30      35471.58                    31753.30
  1996/10/31      36673.65                    32629.06
  1996/11/30      39554.49                    35095.49
  1996/12/31      38588.56                    34400.24
  1997/01/31      40500.95                    36549.57
  1997/02/28      40841.66                    36836.12
  1997/03/31      38819.36                    35322.52
  1997/04/30      40577.88                    37431.28
  1997/05/31      43083.78                    39710.10
  1997/06/30      44435.64                    41489.11
  1997/07/31      47721.88                    44790.40
  1997/08/31      45974.35                    42281.24
  1997/09/30      47798.81                    44596.98
  1997/10/31      46787.66                    43107.44
  1997/11/30      48381.32                    45102.89
  1997/12/31      49673.48                    45877.30
  1998/01/31      49778.89                    46384.71
  1998/02/28      53061.15                    49729.97
  1998/03/31      54708.20                    52276.64
  1998/04/30      54708.20                    52802.54
  1998/05/31      54198.68                    51894.87
  1998/06/30      55407.31                    54002.84
  1998/07/31      55454.71                    53427.71
  1998/08/31      48333.28                    45703.13
  1998/09/30      51188.96                    48630.87
  1998/10/31      54874.09                    52586.51
  1998/11/30      58452.58                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981224 122008 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class A on November 30, 1988, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $58,453 - a 484.53% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $55,774 - a 457.74% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a fund
that invests in stocks will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH             20.63%       150.83%       518.64%
OPPORTUNITIES - CL T

FIDELITY ADV GROWTH             16.41%       142.05%       496.99%
OPPORTUNITIES - CL T  (INCL.
3.50% SALES CHARGE)

S&P 500                         23.66%       181.25%       457.74%

Growth Funds Average            14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH           20.63%       20.19%        19.99%
OPPORTUNITIES - CL T

FIDELITY ADV GROWTH           16.41%       19.34%        19.56%
OPPORTUNITIES - CL T  (INCL.
3.50% SALES CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Growth Funds Average          14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Growth Opp -CL T         S&P 500
             00168                       SP001
  1988/11/30       9650.00                    10000.00
  1988/12/31      10020.80                    10175.00
  1989/01/31      10879.30                    10919.81
  1989/02/28      10672.08                    10647.91
  1989/03/31      10775.69                    10896.00
  1989/04/30      11471.37                    11461.51
  1989/05/31      12241.06                    11925.70
  1989/06/30      11715.60                    11857.72
  1989/07/31      12374.28                    12928.47
  1989/08/31      12833.13                    13181.87
  1989/09/30      12707.32                    13127.82
  1989/10/31      12233.66                    12823.26
  1989/11/30      12315.07                    13084.85
  1989/12/31      12440.04                    13398.89
  1990/01/31      11544.04                    12499.82
  1990/02/28      11824.04                    12661.07
  1990/03/31      12128.04                    12996.59
  1990/04/30      11728.04                    12671.68
  1990/05/31      13128.04                    13907.16
  1990/06/30      13200.04                    13812.60
  1990/07/31      12720.04                    13768.40
  1990/08/31      11320.04                    12523.73
  1990/09/30      10440.04                    11913.83
  1990/10/31      10392.03                    11862.60
  1990/11/30      11496.04                    12628.92
  1990/12/31      12235.17                    12981.27
  1991/01/31      13699.83                    13547.25
  1991/02/28      14929.82                    14515.88
  1991/03/31      15342.51                    14867.16
  1991/04/30      15658.10                    14902.84
  1991/05/31      16515.86                    15546.65
  1991/06/30      15350.61                    14834.61
  1991/07/31      16426.85                    15525.90
  1991/08/31      17066.12                    15893.87
  1991/09/30      16677.70                    15628.44
  1991/10/31      16653.43                    15837.86
  1991/11/30      15666.20                    15199.60
  1991/12/31      17457.24                    16938.43
  1992/01/31      17960.56                    16623.37
  1992/02/29      18772.94                    16839.48
  1992/03/31      18146.00                    16511.11
  1992/04/30      18640.49                    16996.54
  1992/05/31      18905.39                    17079.82
  1992/06/30      18472.71                    16825.33
  1992/07/31      19108.49                    17513.49
  1992/08/31      18578.68                    17154.46
  1992/09/30      18631.66                    17356.88
  1992/10/31      18666.98                    17417.63
  1992/11/30      19567.65                    18011.57
  1992/12/31      20080.38                    18233.11
  1993/01/31      20692.59                    18386.27
  1993/02/28      20749.10                    18636.33
  1993/03/31      21521.42                    19029.55
  1993/04/30      21559.09                    18569.04
  1993/05/31      22161.88                    19066.69
  1993/06/30      22246.65                    19121.98
  1993/07/31      22397.35                    19045.49
  1993/08/31      23084.90                    19767.32
  1993/09/30      23169.67                    19615.11
  1993/10/31      23913.74                    20021.14
  1993/11/30      23800.71                    19830.94
  1993/12/31      24532.87                    20070.89
  1994/01/31      25890.38                    20753.30
  1994/02/28      25499.73                    20190.89
  1994/03/31      24415.67                    19310.57
  1994/04/30      25060.24                    19557.74
  1994/05/31      25196.97                    19878.49
  1994/06/30      24513.33                    19391.47
  1994/07/31      25206.74                    20027.51
  1994/08/31      26271.26                    20848.63
  1994/09/30      25480.19                    20337.84
  1994/10/31      25997.81                    20795.44
  1994/11/30      25167.67                    20038.07
  1994/12/31      25233.75                    20335.24
  1995/01/31      25430.24                    20862.53
  1995/02/28      26205.87                    21675.54
  1995/03/31      26878.08                    22315.19
  1995/04/30      27788.15                    22972.37
  1995/05/31      28946.42                    23890.58
  1995/06/30      29928.88                    24445.56
  1995/07/31      30921.69                    25256.17
  1995/08/31      31138.86                    25319.56
  1995/09/30      31728.34                    26388.05
  1995/10/31      31945.52                    26293.84
  1995/11/30      32721.14                    27448.14
  1995/12/31      33570.36                    27976.80
  1996/01/31      34100.87                    28929.13
  1996/02/29      34005.38                    29197.30
  1996/03/31      33952.33                    29478.47
  1996/04/30      34514.66                    29912.98
  1996/05/31      35214.93                    30684.44
  1996/06/30      35405.91                    30801.34
  1996/07/31      34408.56                    29440.54
  1996/08/31      34684.42                    30061.44
  1996/09/30      36318.38                    31753.30
  1996/10/31      37570.37                    32629.06
  1996/11/30      40519.98                    35095.49
  1996/12/31      39522.81                    34400.24
  1997/01/31      41470.96                    36549.57
  1997/02/28      41818.04                    36836.12
  1997/03/31      39746.73                    35322.52
  1997/04/30      41538.14                    37431.28
  1997/05/31      44102.08                    39710.10
  1997/06/30      45479.22                    41489.11
  1997/07/31      48849.29                    44790.40
  1997/08/31      47057.89                    42281.24
  1997/09/30      48916.47                    44596.98
  1997/10/31      47875.22                    43107.44
  1997/11/30      49487.48                    45102.89
  1997/12/31      50810.69                    45877.30
  1998/01/31      50905.61                    46384.71
  1998/02/28      54261.63                    49729.97
  1998/03/31      55945.66                    52276.64
  1998/04/30      55933.63                    52802.54
  1998/05/31      55404.36                    51894.87
  1998/06/30      56631.29                    54002.84
  1998/07/31      56667.38                    53427.71
  1998/08/31      49377.97                    45703.13
  1998/09/30      52288.92                    48630.87
  1998/10/31      56053.91                    52586.51
  1998/11/30      59698.62                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981208 104729 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class T on November 30, 1988, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $59,699 - a 496.99% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market, for
example, has a history of
long-term growth and short-term
volatility. In turn, the share price
and return of a fund that invests
in stocks will vary. That means if
you sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH           19.95%       148.39%       512.63%
OPPORTUNITIES - CL B

FIDELITY ADV GROWTH           14.95%       146.39%       512.63%
OPPORTUNITIES - CL B  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       23.66%       181.25%       457.74%

Growth Funds Average          14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH           19.95%       19.96%        19.87%
OPPORTUNITIES - CL B

FIDELITY ADV GROWTH           14.95%       19.76%        19.87%
OPPORTUNITIES - CL B  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Growth Funds Average          14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Growth Opp -CL B         S&P 500
             00278                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31      10384.25                    10175.00
  1989/01/31      11273.89                    10919.81
  1989/02/28      11059.15                    10647.91
  1989/03/31      11166.52                    10896.00
  1989/04/30      11887.43                    11461.51
  1989/05/31      12685.04                    11925.70
  1989/06/30      12140.52                    11857.72
  1989/07/31      12823.09                    12928.47
  1989/08/31      13298.58                    13181.87
  1989/09/30      13168.21                    13127.82
  1989/10/31      12677.37                    12823.26
  1989/11/30      12761.73                    13084.85
  1989/12/31      12891.24                    13398.89
  1990/01/31      11962.73                    12499.82
  1990/02/28      12252.89                    12661.07
  1990/03/31      12567.92                    12996.59
  1990/04/30      12153.41                    12671.68
  1990/05/31      13604.19                    13907.16
  1990/06/30      13678.80                    13812.60
  1990/07/31      13181.39                    13768.40
  1990/08/31      11730.61                    12523.73
  1990/09/30      10818.69                    11913.83
  1990/10/31      10768.95                    11862.60
  1990/11/30      11912.99                    12628.92
  1990/12/31      12678.93                    12981.27
  1991/01/31      14196.71                    13547.25
  1991/02/28      15471.32                    14515.88
  1991/03/31      15898.98                    14867.16
  1991/04/30      16226.01                    14902.84
  1991/05/31      17114.88                    15546.65
  1991/06/30      15907.36                    14834.61
  1991/07/31      17022.64                    15525.90
  1991/08/31      17685.10                    15893.87
  1991/09/30      17282.59                    15628.44
  1991/10/31      17257.44                    15837.86
  1991/11/30      16234.40                    15199.60
  1991/12/31      18090.41                    16938.43
  1992/01/31      18611.98                    16623.37
  1992/02/29      19453.82                    16839.48
  1992/03/31      18804.14                    16511.11
  1992/04/30      19316.57                    16996.54
  1992/05/31      19591.08                    17079.82
  1992/06/30      19142.71                    16825.33
  1992/07/31      19801.54                    17513.49
  1992/08/31      19252.51                    17154.46
  1992/09/30      19307.42                    17356.88
  1992/10/31      19344.02                    17417.63
  1992/11/30      20277.36                    18011.57
  1992/12/31      20808.68                    18233.11
  1993/01/31      21443.10                    18386.27
  1993/02/28      21501.66                    18636.33
  1993/03/31      22301.99                    19029.55
  1993/04/30      22341.03                    18569.04
  1993/05/31      22965.68                    19066.69
  1993/06/30      23053.52                    19121.98
  1993/07/31      23209.69                    19045.49
  1993/08/31      23922.18                    19767.32
  1993/09/30      24010.02                    19615.11
  1993/10/31      24781.07                    20021.14
  1993/11/30      24663.95                    19830.94
  1993/12/31      25422.66                    20070.89
  1994/01/31      26829.41                    20753.30
  1994/02/28      26424.59                    20190.89
  1994/03/31      25301.21                    19310.57
  1994/04/30      25969.17                    19557.74
  1994/05/31      26110.85                    19878.49
  1994/06/30      25402.42                    19391.47
  1994/07/31      26120.97                    20027.51
  1994/08/31      27224.11                    20848.63
  1994/09/30      26404.35                    20337.84
  1994/10/31      26940.73                    20795.44
  1994/11/30      26080.49                    20038.07
  1994/12/31      26148.97                    20335.24
  1995/01/31      26352.58                    20862.53
  1995/02/28      27156.34                    21675.54
  1995/03/31      27852.94                    22315.19
  1995/04/30      28796.01                    22972.37
  1995/05/31      29996.29                    23890.58
  1995/06/30      31014.39                    24445.56
  1995/07/31      32043.20                    25256.17
  1995/08/31      32268.25                    25319.56
  1995/09/30      32879.11                    26388.05
  1995/10/31      33104.16                    26293.84
  1995/11/30      33907.92                    27448.14
  1995/12/31      34787.94                    27976.80
  1996/01/31      35337.69                    28929.13
  1996/02/29      35238.73                    29197.30
  1996/03/31      35183.76                    29478.47
  1996/04/30      35766.49                    29912.98
  1996/05/31      36492.15                    30684.44
  1996/06/30      36690.06                    30801.34
  1996/07/31      35656.54                    29440.54
  1996/08/31      35942.41                    30061.44
  1996/09/30      37635.63                    31753.30
  1996/10/31      38933.03                    32629.06
  1996/11/30      41989.62                    35095.49
  1996/12/31      40956.28                    34400.24
  1997/01/31      42975.09                    36549.57
  1997/02/28      43334.76                    36836.12
  1997/03/31      41188.32                    35322.52
  1997/04/30      43021.49                    37431.28
  1997/05/31      45655.23                    39710.10
  1997/06/30      47047.51                    41489.11
  1997/07/31      50516.61                    44790.40
  1997/08/31      48637.03                    42281.24
  1997/09/30      50528.21                    44596.98
  1997/10/31      49425.99                    43107.44
  1997/11/30      51073.52                    45102.89
  1997/12/31      52408.99                    45877.30
  1998/01/31      52482.47                    46384.71
  1998/02/28      55912.29                    49729.97
  1998/03/31      57620.96                    52276.64
  1998/04/30      57583.55                    52802.54
  1998/05/31      57022.30                    51894.87
  1998/06/30      58257.04                    54002.84
  1998/07/31      58269.51                    53427.71
  1998/08/31      50748.85                    45703.13
  1998/09/30      53704.73                    48630.87
  1998/10/31      57546.13                    52586.51
  1998/11/30      61262.81                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981208 104331 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class B on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have been $61,263 - a 512.63% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a fund
that invests in stocks will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares contingent deferred sales charge included in the past one year total return figures is 1.00%. If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH           19.91%       148.41%       512.67%
OPPORTUNITIES - CL C

FIDELITY ADV GROWTH           18.91%       148.41%       512.67%
OPPORTUNITIES - CL C  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       23.66%       181.25%       457.74%

Growth Funds Average          14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH           19.91%       19.96%        19.87%
OPPORTUNITIES - CL C

FIDELITY ADV GROWTH           18.91%       19.96%        19.87%
OPPORTUNITIES - CL C  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Growth Funds Average          14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Class C's cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Growth Opp -CL C         S&P 500
             00482                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31      10384.25                    10175.00
  1989/01/31      11273.89                    10919.81
  1989/02/28      11059.15                    10647.91
  1989/03/31      11166.52                    10896.00
  1989/04/30      11887.43                    11461.51
  1989/05/31      12685.04                    11925.70
  1989/06/30      12140.52                    11857.72
  1989/07/31      12823.09                    12928.47
  1989/08/31      13298.58                    13181.87
  1989/09/30      13168.21                    13127.82
  1989/10/31      12677.37                    12823.26
  1989/11/30      12761.73                    13084.85
  1989/12/31      12891.24                    13398.89
  1990/01/31      11962.73                    12499.82
  1990/02/28      12252.89                    12661.07
  1990/03/31      12567.92                    12996.59
  1990/04/30      12153.41                    12671.68
  1990/05/31      13604.19                    13907.16
  1990/06/30      13678.80                    13812.60
  1990/07/31      13181.39                    13768.40
  1990/08/31      11730.61                    12523.73
  1990/09/30      10818.69                    11913.83
  1990/10/31      10768.95                    11862.60
  1990/11/30      11912.99                    12628.92
  1990/12/31      12678.93                    12981.27
  1991/01/31      14196.71                    13547.25
  1991/02/28      15471.32                    14515.88
  1991/03/31      15898.98                    14867.16
  1991/04/30      16226.01                    14902.84
  1991/05/31      17114.88                    15546.65
  1991/06/30      15907.36                    14834.61
  1991/07/31      17022.64                    15525.90
  1991/08/31      17685.10                    15893.87
  1991/09/30      17282.59                    15628.44
  1991/10/31      17257.44                    15837.86
  1991/11/30      16234.40                    15199.60
  1991/12/31      18090.41                    16938.43
  1992/01/31      18611.98                    16623.37
  1992/02/29      19453.82                    16839.48
  1992/03/31      18804.14                    16511.11
  1992/04/30      19316.57                    16996.54
  1992/05/31      19591.08                    17079.82
  1992/06/30      19142.71                    16825.33
  1992/07/31      19801.54                    17513.49
  1992/08/31      19252.51                    17154.46
  1992/09/30      19307.42                    17356.88
  1992/10/31      19344.02                    17417.63
  1992/11/30      20277.36                    18011.57
  1992/12/31      20808.68                    18233.11
  1993/01/31      21443.10                    18386.27
  1993/02/28      21501.66                    18636.33
  1993/03/31      22301.99                    19029.55
  1993/04/30      22341.03                    18569.04
  1993/05/31      22965.68                    19066.69
  1993/06/30      23053.52                    19121.98
  1993/07/31      23209.69                    19045.49
  1993/08/31      23922.18                    19767.32
  1993/09/30      24010.02                    19615.11
  1993/10/31      24781.07                    20021.14
  1993/11/30      24663.95                    19830.94
  1993/12/31      25422.66                    20070.89
  1994/01/31      26829.41                    20753.30
  1994/02/28      26424.59                    20190.89
  1994/03/31      25301.21                    19310.57
  1994/04/30      25969.17                    19557.74
  1994/05/31      26110.85                    19878.49
  1994/06/30      25402.42                    19391.47
  1994/07/31      26120.97                    20027.51
  1994/08/31      27224.11                    20848.63
  1994/09/30      26404.35                    20337.84
  1994/10/31      26940.73                    20795.44
  1994/11/30      26080.49                    20038.07
  1994/12/31      26148.97                    20335.24
  1995/01/31      26352.58                    20862.53
  1995/02/28      27156.34                    21675.54
  1995/03/31      27852.94                    22315.19
  1995/04/30      28796.01                    22972.37
  1995/05/31      29996.29                    23890.58
  1995/06/30      31014.39                    24445.56
  1995/07/31      32043.20                    25256.17
  1995/08/31      32268.25                    25319.56
  1995/09/30      32879.11                    26388.05
  1995/10/31      33104.16                    26293.84
  1995/11/30      33907.92                    27448.14
  1995/12/31      34787.94                    27976.80
  1996/01/31      35337.69                    28929.13
  1996/02/29      35238.73                    29197.30
  1996/03/31      35183.76                    29478.47
  1996/04/30      35766.49                    29912.98
  1996/05/31      36492.15                    30684.44
  1996/06/30      36690.06                    30801.34
  1996/07/31      35656.54                    29440.54
  1996/08/31      35942.41                    30061.44
  1996/09/30      37635.63                    31753.30
  1996/10/31      38933.03                    32629.06
  1996/11/30      41989.62                    35095.49
  1996/12/31      40956.28                    34400.24
  1997/01/31      42975.09                    36549.57
  1997/02/28      43334.76                    36836.12
  1997/03/31      41188.32                    35322.52
  1997/04/30      43021.49                    37431.28
  1997/05/31      45655.23                    39710.10
  1997/06/30      47047.51                    41489.11
  1997/07/31      50516.61                    44790.40
  1997/08/31      48637.03                    42281.24
  1997/09/30      50528.21                    44596.98
  1997/10/31      49425.99                    43107.44
  1997/11/30      51094.26                    45102.89
  1997/12/31      52424.99                    45877.30
  1998/01/31      52498.22                    46384.71
  1998/02/28      55926.07                    49729.97
  1998/03/31      57627.57                    52276.64
  1998/04/30      57590.31                    52802.54
  1998/05/31      57019.01                    51894.87
  1998/06/30      58260.98                    54002.84
  1998/07/31      58260.98                    53427.71
  1998/08/31      50747.04                    45703.13
  1998/09/30      53715.36                    48630.87
  1998/10/31      57553.05                    52586.51
  1998/11/30      61266.56                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981224 122020 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class C on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have been $61,267 - a 512.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a fund
that invests in stocks will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with George Vanderheiden, Portfolio Manager of Fidelity Advisor Growth Opportunities Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12-month period that ended November 30, 1998, the fund's Class A, Class T, Class B and Class C shares returned 20.82%, 20.63%, 19.95% and 19.91%, respectively. The growth funds average returned 14.32% in that timeframe according to Lipper Analytical Services, while the Standard & Poor's 500 Index returned 23.66%.
Q. WHAT MARKET SECTORS HELPED FUND PERFORMANCE?
A. Over the past year, the fund's holdings in the finance, utilities and retail sectors helped performance relative to the S&P 500. Stock selection was particularly strong in the finance sector. Declining interest rates and an increase in home financing activity fueled a strong price increase in fund holdings Fannie Mae and Freddie Mac, both top contributors to performance over the period. Utilities holding Vodafone Group, a telecommunications company based in the United Kingdom, benefited from robust earnings growth. A rise in consumer spending growth helped propel the retail sector to strong gains and the fund benefited by its overweighting in the retail sector during the year. Other notable contributors to performance included nondurables holding Philip Morris. The company was the largest position in the fund at the end of the period and, despite ongoing concerns over government litigation against the tobacco industry, it comfortably outperformed the S&P 500 during the past year. Fund performance was also helped by underexposure to economically sensitive market areas, such as basic industries, energy and aerospace and defense.
Q. WHAT MARKET SECTORS HURT FUND PERFORMANCE?
A. Disappointing returns among holdings in the health, technology and durables sectors hurt performance. Throughout much of the past year, I believed the ongoing economic problems in Asia posed formidable investment risks - particularly in the technology sector - although the immediate concerns faced by U.S. investors seemed, at times, to have diminished. Consequently, Advisor Growth Opportunities remained underweighted in the technology sector, a stance that hurt performance as technology outperformed the S&P 500 during the period. Disappointing returns from technology stocks such as Compaq Computer, which declined due to concerns with earnings growth, also detracted from fund performance. The weak returns from health holdings were primarily due to Columbia HCA/Healthcare's stock-price decline. Market sentiment turned against the company due to the uncertainty surrounding resolution of the government's investigation of Columbia's billing practices and due to its weaker-than-expected operating results.
Q. HOW DID THE FUND'S BOND HOLDINGS - REPRESENTING SLIGHTLY MORE THAN 9% OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD - AFFECT PERFORMANCE?
A. The fund's bond holdings detracted from performance relative to the S&P 500. Through September, the bond position helped fund performance as the decline in interest rates and concerns with deceleration in corporate earnings growth propelled bonds to strong gains. However, aggressive easing of monetary policy by the Federal Reserve Board in October and November - as seen by three separate interest rate cuts - pushed the equity market to new highs and the fund's bond holdings became a drag on performance.
Q. HOW DID THE FUND WEATHER THE MARKET VOLATILITY OVER THE PAST YEAR?
A. Over much of the past year I positioned Advisor Growth Opportunities for an environment of economic weakness. In doing so, I focused the fund's stock selection on companies I believed were less sensitive to downturns in the domestic economy and to disruption in foreign markets. Fannie Mae, Freddie Mac, Wal-Mart Stores and Home Depot are all examples of fund holdings that, despite the emergence of a global financial crisis and increased market volatility, met or exceeded earnings growth expectations over the past year. Fannie Mae, a federally chartered company that helps provide low- and moderate-income family housing by purchasing mortgage loans from lenders, was the top individual contributor during the year. The company has proven capable of performing well in both economic booms and busts, and the market has consistently rewarded it for doing so.
Q. THE FUND'S BOND INVESTMENTS CAME INTO PLAY HERE, AS WELL, DIDN'T
THEY?
A. That's right. I also maintained an allocation in bonds to hedge against (1) a deceleration in corporate earnings growth, (2) a downturn in the stock market, and (3) a financial crisis outside of the U.S. This defensive strategy worked well during the market correction that began in earnest over the summer. From July 16th, the day before the summer's market peak, to October 8th, the bottom of the correction, the S&P 500 declined 18.7% and the average fund in the Lipper growth group declined 24.9%. Advisor Growth Opportunities (Class T), however, only declined 17.4%, outperforming over 90% of its Lipper growth funds peers during this period.
Q. WHAT FACTORS CONTRIBUTED TO THE RECENT VOLATILITY OF THE STOCK
MARKET?
A. The ongoing economic weakness in Asia and other overseas countries, a lack of pricing power - meaning companies' inability to raise prices
- across almost all industry groups, and rising labor costs all began to overwhelm the "Goldilocks" economic scenario, which was a widely held view earlier in the year. In this scenario, real GDP was forecast to grow between 2.5%-3% per year, inflation stayed restrained, profits grew at their long-term growth rate of 7%-8%, and the stock market rose in line with corporate earnings. During the past few months, however, speculation began to intensify that economic turmoil in Asia and other emerging countries would further slow the already softening domestic economy, leading to a reduction in corporate profits, and push the U.S. into a recession. These fears contributed to the market's decline in August. The Fed then eased monetary policy in October and November in an attempt to add liquidity back to the financial system. This strategy worked temporarily and pushed the market to new highs. However, over the next year it is doubtful that lower rates will continue to be enough to support already stretched stock market values.
Q. WHAT'S YOUR OUTLOOK?
A. The fund's positioning reflects an environment of anemic pricing power, flat-to-declining corporate earnings and decreasing inflation. Over the past year, consumer spending was robust, retail sales were strong, GDP growth was healthy and many companies reported strong top-line revenue growth. Nevertheless, U.S. corporate earnings growth has decelerated and, in many cases, turned negative. A lack of pricing power across a broad number of industries, wage inflation and a decrease in exports has contributed to this weakness in earnings growth. Based upon their underlying fundamentals the values of many stocks remain overextended, many economic forecasts are downcast, and turmoil rolls on in Asia and in other economies around the world. I believe we are already in an earnings recession. The question remains if this will evolve into an economic recession as well.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE VANDERHEIDEN ON
POSITIONING THE FUND IN AN
UNCERTAIN ENVIRONMENT:
"I believe it is imperative to stay
out of the way of sectors and
companies that are going through
downward earnings revisions. Just
as was the case during the past
year, I believe the market will
continue to reward those
companies with solid earnings
growth, and will mercilessly punish
those companies with earnings
disappointments. On a sector basis, I
believe regional banks, mortgage
companies, homebuilders and
building supply companies will
benefit from the Fed's efforts to
bolster the economy by lowering
interest rates. Another attractive
sector is the innovators and unit
growers - the technology,
telecommunications and health
care sectors. They grow by
developing new products and
expanding the number of units they
sell. The mid/smaller cap sector also
looks good. Relative to the
price/earnings (P/E) ratio of the
S&P 500, the P/E of small-cap stocks
is the lowest it has been in decades.
In periods when small-cap stocks
have been this attractively priced,
they have subsequently
outperformed large caps by a huge
margin. Whatever the market
environment, I keep the fund
diversified across industry sectors
and may invest a portion of the
funds in bonds when I feel bonds
are attractively priced."
FUND FACTS
GOAL: to provide capital
growth by investing primarily
in common stocks and
securities convertible into
common stocks
START DATE: November 18,
1987
SIZE: as of November
30, 1998, more than $27.5
billion
MANAGER: George
Vanderheiden, since 1987;
joined Fidelity in 1971
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Philip Morris Companies, Inc.   6.0                      4.3

Fannie Mae                      5.4                      4.9

Freddie Mac                     3.2                      2.6

Fleet Financial Group, Inc.     2.9                      2.9

Home Depot, Inc.                2.4                      2.2

Wal-Mart Stores, Inc.           2.3                      2.0

Columbia/HCA Healthcare Corp.   2.3                      2.9

Solectron Corp.                 2.1                      1.4

Vodafone Group PLC sponsored    2.1                      1.8
ADR

MCI WorldCom, Inc.              2.0                      1.9

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE HOLDINGS 6 MONTHS AGO

FINANCE                         19.4                     18.6

TECHNOLOGY                      12.2                     9.6

RETAIL & WHOLESALE              9.1                      9.1

HEALTH                          9.1                      9.3

UTILITIES                       9.1                      8.9


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 85.09999999999999
Row: 1, Col: 2, Value: 9.4
Row: 1, Col: 3, Value: 5.5
Stocks  84.2%
Bonds 10.7%
Short-term
investments 5.1%
FOREIGN
INVESTMENTS 10.6%
Stocks 85.1%
Bonds 9.4%
Short-term
investments 5.5%
FOREIGN
INVESTMENTS 8.3%
Row: 1, Col: 1, Value: 84.2
Row: 1, Col: 2, Value: 10.7
Row: 1, Col: 3, Value: 5.1
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 85.1%

                                 SHARES                                 VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 1.6%

CHEMICALS & PLASTICS - 1.0%

Cabot Corp.                       1,267,500                             $ 38,183

du Pont (E.I.) de Nemours &       2,284,300                              134,203
Co.

Raychem Corp.                     2,112,100                              71,943

Union Carbide Corp.               836,400                                37,429

                                                                         281,758

IRON & STEEL - 0.1%

Aeroquip-Vickers, Inc.            459,000                                16,696

PACKAGING & CONTAINERS - 0.4%

Owens-Illinois, Inc. (a)          3,780,800                              121,458

PAPER & FOREST PRODUCTS - 0.1%

Willamette Industries, Inc.       382,500                                13,364

TOTAL BASIC INDUSTRIES                                                   433,276

CONSTRUCTION & REAL ESTATE -
1.7%

BUILDING MATERIALS - 0.6%

Armstrong World Industries,       493,000                                32,846
Inc.

Owens-Corning                     2,276,500                              84,942

Sherwin-Williams Co.              1,066,300                              30,256

                                                                         148,044

CONSTRUCTION - 0.7%

Centex Corp.                      1,062,900                              37,932

D.R. Horton, Inc.                 2,330,680                              43,992

Fleetwood Enterprises, Inc.       1,265,652                              42,637

Kaufman & Broad Home Corp. (c)    3,014,700                              75,933

                                                                         200,494

ENGINEERING - 0.4%

Fluor Corp.                       2,754,100                              117,910

TOTAL CONSTRUCTION & REAL                                                466,448
ESTATE

DURABLES - 4.1%

AUTOS, TIRES, & ACCESSORIES -
2.6%

AutoZone, Inc. (a)                1,132,700                              34,123

Cummins Engine Co., Inc. (c)      2,160,900                              80,223

Discount Auto Parts, Inc.         1,273,500                              31,758
(a)(c)

General Motors Corp.              5,818,339                              407,284

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES -
CONTINUED

Goodyear Tire & Rubber Co.        1,089,000                             $ 61,801

Magna International, Inc.         1,374,400                              91,265
Class A

Republic Industries, Inc. (a)     878,800                                14,940

                                                                         721,394

CONSUMER DURABLES - 0.3%

Minnesota Mining &                901,500                                72,402
Manufacturing Co.

CONSUMER ELECTRONICS - 0.1%

Newell Co.                        178,400                                7,894

Whirlpool Corp.                   409,800                                22,949

                                                                         30,843

TEXTILES & APPAREL - 1.1%

Burlington Industries, Inc.       5,494,400                              57,348
(a)(c)

Jones Apparel Group, Inc. (a)     1,221,700                              28,328

Liz Claiborne, Inc. (c)           4,375,400                              148,217

NIKE, Inc. Class B                592,800                                23,712

Polo Ralph Lauren Corp. Class     393,900                                7,312
A (a)

Shaw Industries, Inc.             483,300                                9,787

Warnaco Group, Inc. Class A       1,445,000                              35,764

                                                                         310,468

TOTAL DURABLES                                                           1,135,107

ENERGY - 5.4%

ENERGY SERVICES - 0.2%

McDermott International, Inc.     1,189,200                              31,885

Schlumberger Ltd.                 297,100                                13,277

                                                                         45,162

OIL & GAS - 5.2%

Amerada Hess Corp.                3,939,500                              218,642

Apache Corp.                      408,800                                9,402

Atlantic Richfield Co.            353,000                                23,475

British Petroleum Co. PLC ADR     3,562,598                              328,204

Burlington Resources, Inc.        2,208,165                              78,666

Chevron Corp.                     1,060,000                              88,643

Cooper Cameron Corp. (a)          1,552,700                              37,847

Elf Aquitaine SA sponsored ADR    287,447                                17,894

Occidental Petroleum Corp.        7,342,700                              148,690

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Royal Dutch Petroleum Co. (NY     5,176,200                             $ 243,281
Registry Gilder 1.25)

Tosco Corp.                       5,759,800                              150,475

Total SA:

Class B                           197,574                                24,153

sponsored ADR                     507,852                                31,042

Unocal Corp.                      279,249                                9,460

USX-Marathon Group                530,800                                15,061

                                                                         1,424,935

TOTAL ENERGY                                                             1,470,097

FINANCE - 19.4%

BANKS - 0.8%

Bank of Tokyo-Mitsubishi Ltd.     1,467,000                              15,966

Bank One Corp.                    2,125,200                              109,049

Wells Fargo & Co.                 2,660,000                              95,760

                                                                         220,775

CREDIT & OTHER FINANCE - 3.7%

Associates First Capital          75,900                                 5,911
Corp.

Citigroup, Inc.                   216,900                                10,886

Fleet Financial Group, Inc.       19,041,220                             793,781

Providian Financial Corp.         2,199,900                              201,978

                                                                         1,012,556

FEDERAL SPONSORED CREDIT - 8.5%

Fannie Mae                        20,256,620                             1,473,669

Freddie Mac                       14,420,100                             872,416

                                                                         2,346,085

INSURANCE - 5.2%

AFLAC, Inc.                       1,654,600                              61,013

Allmerica Financial Corp.         1,082,700                              59,752

Allstate Corp.                    5,701,364                              232,331

American International Group,     3,479,212                              327,046
Inc.

CIGNA Corp.                       3,187,700                              248,043

Loews Corp.                       840,300                                84,030

MBIA, Inc.                        221,500                                14,342

MGIC Investment Corp. (c)         5,607,300                              246,371

MONY Group, Inc. (a)              26,900                                 832

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

PMI Group, Inc.                   750,400                               $ 41,038

Reliastar Financial Corp.         137,297                                6,453

Torchmark Corp.                   1,462,600                              55,579

Travelers Property Casualty       1,170,900                              40,323
Corp. Class A

                                                                         1,417,153

SAVINGS & LOANS - 0.1%

Golden West Financial Corp.       287,340                                27,208

SECURITIES INDUSTRY - 1.1%

Merrill Lynch & Co., Inc.         1,666,000                              124,950

Morgan Stanley, Dean Witter &     1,514,500                              105,636
Co.

Nomura Securities Co. Ltd.        3,983,000                              38,722

PaineWebber Group, Inc.           302,800                                12,377

United Asset Management Corp.     608,800                                15,410

Waddell & Reed Financial,         358,190                                8,373
Inc. Class B

Waddell & Reed Financial,         83,221                                 1,987
Inc. Class A

                                                                         307,455

TOTAL FINANCE                                                            5,331,232

HEALTH - 9.1%

DRUGS & PHARMACEUTICALS - 3.5%

American Home Products Corp.      5,009,100                              266,735

Amgen, Inc. (a)                   1,966,000                              147,942

Astra AB Class A                  5,569,266                              103,031

Merck & Co., Inc.                 931,600                                144,282

Novartis AG (Reg.)                14,632                                 27,498

Schering-Plough Corp.             2,644,400                              281,298

                                                                         970,786

MEDICAL EQUIPMENT & SUPPLIES
- 1.8%

AmeriSource Health Corp.          1,314,900                              84,154
Class A (a)(c)

Baxter International, Inc.        267,000                                16,971

Biomet, Inc.                      722,000                                27,617

Boston Scientific Corp. (a)       378,600                                18,741

Johnson & Johnson                 3,582,100                              291,046

St. Jude Medical, Inc. (a)        2,181,300                              63,394

                                                                         501,923

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- 3.8%

Columbia/HCA Healthcare Corp.     25,309,663                            $ 623,250

HEALTHSOUTH Corp. (a)             500,000                                6,719

Humana, Inc. (a)                  6,094,400                              120,745

Tenet Healthcare Corp. (a)        6,080,700                              179,761

United HealthCare Corp.           2,257,700                              101,879

                                                                         1,032,354

TOTAL HEALTH                                                             2,505,063

HOLDING COMPANIES - 0.0%

U.S. Industries, Inc.             351,150                                6,145

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.5%

ELECTRICAL EQUIPMENT - 2.6%

Alcatel Alsthom Compagnie         811,300                                104,962
Generale d'Electricite SA
(RFD)

Alcatel Alsthom Compagnie         90,500                                 2,342
Generale d'Electricite SA
sponsored ADR

Cherry Corp.:

Class A (Non Vtg.)                537,300                                7,657

Class B (a)                       368,300                                5,386

Emerson Electric Co.              1,979,900                              128,694

General Electric Co.              1,688,600                              152,818

Grainger (W.W.), Inc.             1,091,200                              46,103

Philips Electronics NV:

(Bearer)                          1,875,000                              118,711

(NY shares)                       2,585,700                              163,707

                                                                         730,380

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

Caterpillar, Inc.                 1,833,500                              90,644

Tyco International Ltd.           1,747,000                              114,974

Ultratech Stepper, Inc. (a)(c)    1,696,000                              31,588

United States Filter Corp. (a)    279,000                                6,173

                                                                         243,379

TOTAL INDUSTRIAL MACHINERY &                                             973,759
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

MEDIA & LEISURE - 3.0%

BROADCASTING - 0.8%

Comcast Corp. Class A             285,900                               $ 13,866
(special)

Cox Communications, Inc.          414,400                                21,834
Class A (a)

Fox Entertainment Group, Inc.     609,700                                14,404
(a)

MediaOne Group, Inc.              2,068,700                              83,782

TCA Cable TV, Inc.                1,000,000                              28,500

Tele-Communications, Inc.         986,827                                41,693
(TCI Group) Series A (a)

Time Warner, Inc.                 149,900                                15,852

                                                                         219,931

ENTERTAINMENT - 0.8%

Cedar Fair LP (depository         1,362,000                              34,050
unit)

King World Productions, Inc.      473,500                                12,903
(a)

Royal Carribean Cruises Ltd.      367,400                                11,160

Tele-Communications, Inc.         8,050,646                              159,503
(TCI Ventures Group) Series
A (a)

                                                                         217,616

LODGING & GAMING - 0.7%

Circus Circus Enterprises,        1,085,100                              12,546
Inc. (a)

Mirage Resorts, Inc. (a)          2,136,300                              31,777

Promus Hotel Corp. (a)            3,118,000                              104,063

Sun International Hotels Ltd.     1,124,000                              43,415
(a)

                                                                         191,801

RESTAURANTS - 0.7%

McDonald's Corp.                  1,063,500                              74,511

Papa John's International,        489,200                                20,516
Inc. (a)

Wendy's International, Inc.       4,326,300                              86,526

                                                                         181,553

TOTAL MEDIA & LEISURE                                                    810,901

NONDURABLES - 6.2%

BEVERAGES - 0.1%

PepsiCo, Inc.                     447,300                                17,305

HOUSEHOLD PRODUCTS - 0.1%

Revlon, Inc. Class A (a)(c)       1,294,250                              26,694

TOBACCO - 6.0%

Philip Morris Companies, Inc.     29,412,700                             1,645,268

TOTAL NONDURABLES                                                        1,689,267

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

PRECIOUS METALS - 0.0%

Newmont Mining Corp.              385,881                               $ 7,669

RETAIL & WHOLESALE - 9.1%

APPAREL STORES - 0.6%

Gap, Inc.                         1,001,400                              73,665

TJX Companies, Inc.               3,255,100                              83,412

                                                                         157,077

GENERAL MERCHANDISE STORES -
2.9%

Federated Department Stores,      1,942,813                              80,991
Inc. (a)

Saks Holdings, Inc. (a)           3,691,440                              101,515

Wal-Mart Stores, Inc.             8,396,000                              632,324

                                                                         814,830

GROCERY STORES - 0.5%

Safeway, Inc. (a)                 2,776,600                              146,639

RETAIL & WHOLESALE,
MISCELLANEOUS - 5.1%

Circuit City Stores, Inc. -       4,237,300                              153,337
Circuit City Group

Home Depot, Inc.                  13,004,400                             646,969

Lowe's Companies, Inc.            10,298,000                             435,091

Office Depot, Inc. (a)            1,678,700                              54,558

Officemax, Inc. (a)               2,598,625                              27,610

Staples, Inc. (a)                 2,216,200                              77,428

                                                                         1,394,993

TOTAL RETAIL & WHOLESALE                                                 2,513,539

SERVICES - 0.5%

ADVERTISING - 0.1%

Interpublic Group of              381,150                                26,204
Companies, Inc.

Omnicom Group, Inc.               227,300                                12,146

                                                                         38,350

SERVICES - 0.4%

Modis Professional Services,      180,000                                2,149
Inc. (a)

Service Corp. International       2,827,200                              105,667

                                                                         107,816

TOTAL SERVICES                                                           146,166

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

TECHNOLOGY - 12.2%

COMMUNICATIONS EQUIPMENT - 0.0%

Cisco Systems, Inc. (a)           57,000                                $ 4,296

COMPUTER SERVICES & SOFTWARE
- 2.7%

Automatic Data Processing,        842,300                                64,857
Inc.

Black Box Corp. (a)               724,600                                25,452

Ceridian Corp. (a)                942,900                                61,347

CompUSA, Inc. (a)                 1,374,800                              20,364

E Trade Group, Inc. (a)           1,947,400                              52,702

Electronics for Imaging, Inc.     1,896,400                              50,847
(a)

First Data Corp.                  2,092,100                              55,833

IMS Health, Inc.                  517,200                                34,329

Microsoft Corp. (a)               1,908,100                              232,788

Oracle Corp. (a)                  1,828,225                              62,617

Policy Management Systems         1,512,900                              77,347
Corp. (a)

                                                                         738,483

COMPUTERS & OFFICE EQUIPMENT
- 2.7%

Compaq Computer Corp.             4,648,500                              151,076

Hewlett-Packard Co.               1,297,200                              81,399

Ingram Micro, Inc. Class A (a)    353,300                                15,015

International Business            1,401,200                              231,198
Machines Corp.

SCI Systems, Inc. (a)(c)          3,887,100                              189,010

Tech Data Corp. (a)               2,137,000                              86,014

                                                                         753,712

ELECTRONIC INSTRUMENTS - 1.1%

Applied Materials, Inc. (a)       1,509,600                              58,497

Cognex Corp. (a)                  480,900                                7,965

KLA-Tencor Corp. (a)              1,824,600                              62,150

LAM Research Corp. (a)(c)         2,110,500                              37,725

Novellus Systems, Inc. (a)        451,700                                22,416

Teradyne, Inc. (a)                200,700                                6,435

Thermo Electron Corp. (a)         3,552,400                              59,947

Varian Associates, Inc.           998,700                                39,511

                                                                         294,646

ELECTRONICS - 5.7%

Altera Corp. (a)                  447,100                                21,936

AMP, Inc.                         1,482,563                              71,719

Etec Systems, Inc. (a)            378,800                                12,453

Intel Corp.                       1,417,700                              152,580

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

International Rectifier Corp.     972,000                               $ 9,113
(a)

Methode Electronics, Inc.         635,500                                8,659
Class A

Micrel, Inc. (a)                  664,700                                26,962

Microchip Technology, Inc. (a)    1,933,800                              67,320

Micron Technology, Inc. (a)       5,671,400                              234,300

Molex, Inc. Class A               2,221,852                              71,655

Motorola, Inc.                    3,106,800                              192,622

Solectron Corp. (a)(c)            8,810,100                              583,118

Speedfam International, Inc.      378,700                                5,752
(a)

Thomas & Betts Corp.              2,190,800                              94,889

Vishay Intertechnology, Inc.      467,865                                6,638

                                                                         1,559,716

TOTAL TECHNOLOGY                                                         3,350,853

TRANSPORTATION - 0.2%

RAILROADS - 0.2%

CSX Corp.                         1,300,600                              54,219

TRUCKING & FREIGHT - 0.0%

Airborne Freight Corp.            189,400                                5,055

TOTAL TRANSPORTATION                                                     59,274

UTILITIES - 9.1%

CELLULAR - 2.7%

AirTouch Communications, Inc.     1,415,800                              80,966
(a)

Tele Celular Sul                  301,780                                6,865
Participacoes SA ADR

Tele Centro Oeste Celular         1,005,935                              4,778
Participacoes SA ADR

Tele Leste Celular                60,356                                 2,524
Participacoes SA ADR

Tele Nordeste Celular             150,890                                3,951
Participacoes SA ADR

Tele Norte Celular                60,356                                 2,471
Participacoes SA ADR

Tele Sudeste Celular              603,560                                16,296
Participacoes SA ADR

Teleglobe, Inc.                   522,150                                14,220

Telemig Celular Participacoes     150,890                                4,659
SA ADR

Telesp Celular Participacoes      1,207,120                              31,687
SA ADR

Vodafone Group PLC sponsored      3,857,700                              569,734
ADR

                                                                         738,151

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - 0.5%

American Electric Power Co.,      1,130,600                             $ 52,432
Inc.

Consolidated Edison, Inc.         181,300                                9,212

Duke Energy Corp.                 352,600                                22,060

Houston Industries, Inc.          502,000                                15,876

Niagara Mohawk Power Corp. (a)    483,900                                7,440

PG&E Corp.                        622,419                                19,256

                                                                         126,276

TELEPHONE SERVICES - 5.9%

Ameritech Corp.                   894,600                                48,420

AT&T Corp.                        2,351,700                              146,540

Bell Atlantic Corp.               1,793,392                              99,757

BellSouth Corp.                   977,800                                85,313

Embratel Participacoes SA ADR     3,017,800                              48,285

MCI WorldCom, Inc. (a)            9,133,904                              538,900

Qwest Communications              2,082,793                              83,312
International, Inc. (a)

SBC Communications, Inc.          2,466,700                              118,247

Sprint Corp.:

(FON Group)                       3,602,500                              262,082

(PCS Group) (a)                   1,801,250                              28,820

Tele Centro Sul Participacoes     603,560                                34,441
SA ADR

Tele Norte Leste                  3,017,800                              51,303
Participacoes SA ADR

Telebras sponsored ADR            3,017,800                              519

Telesp Participacoes SA ADR       3,017,800                              80,726

                                                                         1,626,665

TOTAL UTILITIES                                                          2,491,092

TOTAL COMMON STOCKS                                        23,389,888
(Cost $14,803,889)

U.S. TREASURY OBLIGATIONS -
9.4%

                                 PRINCIPAL AMOUNT (000S)                VALUE (NOTE 1) (000S)

U.S. Treasury Bonds:

 stripped principal:

 0% 2/15/19                      $ 533,000                              $ 177,718

 0% 8/15/19                       45,000                                 14,587

 0% 8/15/20                       941,300                                288,367

6.25% 8/15/23                     330,750                                372,610

7.625% 11/15/22                   128,000                                167,260

8.125% 8/15/19                    1,156,000                              1,555,178

TOTAL U.S. TREASURY OBLIGATIONS                            2,575,720
(Cost $2,085,624)

CASH EQUIVALENTS - 5.5%

                                 SHARES

Taxable Central Cash Fund (b)     1,526,262,202                          1,526,262
(Cost $1,526,262)

TOTAL INVESTMENT IN                                       $ 27,491,870
SECURITIES - 100%
(Cost $18,415,775)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Affiliated company (see Note 10 of Notes to Financial Statements). INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $18,445,908,000. Net unrealized appreciation aggregated $9,045,962,000, of which $9,919,499,000 related to appreciated investment securities and $873,537,000 related to depreciated investment securities.
The fund hereby designates approximately $996,365,000 as a capital gain dividend for the purpose of the dividend paid deduction. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) NOVEMBER
30, 1998

ASSETS

Investment in securities, at             $ 27,491,870
value (cost $18,415,775) -
See accompanying schedule

Receivable for investments                2,002
sold

Receivable for fund shares                28,527
sold

Dividends receivable                      21,750

Interest receivable                       39,659

Other receivables                         396

 TOTAL ASSETS                             27,584,204

LIABILITIES

Payable for fund shares        $ 45,529
redeemed

Accrued management fee          10,029

Distribution fees payable       11,526

Other payables and accrued      4,839
expenses

 TOTAL LIABILITIES                        71,923

NET ASSETS                               $ 27,512,281

Net Assets consist of:

Paid in capital                          $ 17,215,003

Undistributed net investment              204,660
income

Accumulated undistributed net             1,016,420
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               9,076,198
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 27,512,281

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) NOVEMBER
30, 1998

CALCULATION OF MAXIMUM              $49.33
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($359,107
(divided by) 7,279 shares)

Maximum offering price per          $52.34
share (100/94.25 of $49.33)

CLASS T: NET ASSET VALUE and        $49.63
redemption price per share
($24,802,061 (divided by)
499,706 shares)

Maximum offering price per          $51.43
share (100/96.50 of $49.63)

CLASS B: NET ASSET VALUE and        $49.12
offering price per share
($1,431,602 (divided by)
29,145 shares) A

CLASS C: NET ASSET VALUE and        $49.33
offering price per share
 ($301,078 (divided by) 6,103
shares) A

INSTITUTIONAL CLASS: NET            $49.78
ASSET VALUE, offering price
and redemption price   per
share ($618,433 (divided by)
12,424 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR
ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                            $ 261,564
Dividends (including $2,856
received from affiliated
issuers)

Interest                                      242,172

 TOTAL INCOME                                 503,736

EXPENSES

Management fee Basic fee         $ 144,943

 Performance adjustment           (31,888)

Transfer agent fees               40,833

Distribution fees                 125,058

Accounting fees and expenses      906

Non-interested trustees'          98
compensation

Custodian fees and expenses       737

Registration fees                 1,332

Audit                             134

Legal                             212

Reports to shareholders           694

Miscellaneous                     65

 Total expenses before            283,124
reductions

 Expense reductions               (1,801)     281,323

NET INVESTMENT INCOME                         222,413

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,043,788
(including realized gain
(loss) of   $3,634 on sales
of investments in affiliated
issuers)

 Foreign currency transactions    (646)       1,043,142

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,286,480

 Assets and liabilities in        93          3,286,573
foreign currencies

NET GAIN (LOSS)                               4,329,715

NET INCREASE (DECREASE) IN                   $ 4,552,128
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1998  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31, 1997
                                                             1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 222,413                     $ 16,383                      $ 248,319
income

 Net realized gain (loss)       1,043,142                     92,122                        1,262,890

 Change in net unrealized       3,286,573                     584,763                       2,623,684
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     4,552,128                     693,268                       4,134,893
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (230,393)                     -                             (225,025)
From net investment income

 From net realized gain         (1,268,193)                   -                             (596,509)

 TOTAL DISTRIBUTIONS            (1,498,586)                   -                             (821,534)

Share transactions -  net       3,085,219                     153,444                       2,638,031
increase (decrease)

  TOTAL INCREASE (DECREASE)     6,138,761                     846,712                       5,951,390
 IN NET ASSETS

NET ASSETS

 Beginning of period            21,373,520                    20,526,808                    14,575,418

 End of period (including      $ 27,512,281                  $ 21,373,520                  $ 20,526,808
undistributed net investment
income of $204,660, $201,723
and $199,910, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEARS ENDED OCTOBER 31,

                                 1998                     1997                          1997                     1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.02                  $ 42.57                       $ 35.39                  $ 32.86
period

Income from Investment
Operations

 Net investment income D          .48                      .04                           .54                      .09

 Net realized and unrealized      8.03                     1.41                          8.80                     2.44
gain (loss)

 Total from investment            8.51                     1.45                          9.34                     2.53
operations

Less Distributions

 From net investment income       (.60)                    -                             (.72)                    -

 From net realized gain           (2.60)                   -                             (1.44)                   -

 Total distributions              (3.20)                   -                             (2.16)                   -

Net asset value, end of period   $ 49.33                  $ 44.02                       $ 42.57                  $ 35.39

TOTAL RETURN B, C                 20.82%                   3.41%                         27.58%                   7.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 359                    $ 143                         $ 130                    $ 10
millions)

Ratio of expenses to average      .97%                     1.10% A, F                    1.05%                    1.48% A, F
net assets

Ratio of expenses to average      .96% G                   1.09% A, G                    1.04% G                  1.47% A, G
net assets after expense
reductions

Ratio of net investment           1.06%                    1.22% A                       1.36%                    1.74% A
income to average  net assets

Portfolio turnover                25%                      33% A                         35%                      33%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEARS ENDED OCTOBER 31,

                                 1998                     1997                          1997                     1996

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.20                  $ 42.76                       $ 35.41                  $ 30.89
period

Income from Investment
Operations

 Net investment   income          .42 D                    .03 D                         .55 D                    .61 D

 Net realized   and               8.08                     1.41                          8.78                     4.72
unrealized   gain (loss)

 Total from investment            8.50                     1.44                          9.33                     5.33
operations

Less Distributions

 From net investment   income     (.47)                    -                             (.54)                    (.41)

 From net   realized gain         (2.60)                   -                             (1.44)                   (.40)

 Total distributions              (3.07)                   -                             (1.98)                   (.81)

Net asset value, end of period   $ 49.63                  $ 44.20                       $ 42.76                  $ 35.41

TOTAL RETURN B, C                 20.63%                   3.37%                         27.43%                   17.61%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 24,802                 $ 20,411                      $ 19,652                 $ 14,315
millions)

Ratio of expenses to average      1.14%                    1.28% A                       1.18%                    1.34%
net assets

Ratio of expenses to average      1.13% E                  1.27% A, E                    1.17% E                  1.34%
net assets after expense
reductions

Ratio of net investment           .92%                     1.03% A                       1.39%                    1.88%
income to average net assets

Portfolio turnover                25%                      33% A                         35%                      33%





                                 1995      1994

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 26.62   $ 25.39
period

Income from Investment
Operations

 Net investment   income          .39       .22

 Net realized   and               5.31      1.92
unrealized   gain (loss)

 Total from investment            5.70      2.14
operations

Less Distributions

 From net investment   income     (.27)     (.07)

 From net   realized gain         (1.16)    (.84)

 Total distributions              (1.43)    (.91)

Net asset value, end of period   $ 30.89   $ 26.62

TOTAL RETURN B, C                 22.88%    8.71%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 9,691   $ 4,599
millions)

Ratio of expenses to average      1.59%     1.63%
net assets

Ratio of expenses to average      1.58% E   1.62% E
net assets after expense
reductions

Ratio of net investment           1.56%     1.12%
income to average net assets

Portfolio turnover                39%       43%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31,

                                 1998                     1997                          1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.02                  $ 42.60                       $ 37.62
period

Income from Investment
Operations

 Net investment income D          .14                      .02                           .13

 Net realized and unrealized      8.04                     1.40                          4.85
gain (loss)

 Total from investment            8.18                     1.42                          4.98
operations

Less Distributions

 From net investment income       (.48)                    -                             -

 From net realized gain           (2.60)                   -                             -

 Total distributions              (3.08)                   -                             -

Net asset value, end of period   $ 49.12                  $ 44.02                       $ 42.60

TOTAL RETURN B, C                 19.95%                   3.33%                         13.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,432                  $ 423                         $ 371
millions)

Ratio of expenses to average      1.71%                    1.85% A, F                    1.75% A
net assets

Ratio of expenses to average      1.70% G                  1.84% A, G                    1.74% A, G
net assets after  expense
reductions

Ratio of net investment           .31%                     .47% A                        .48% A
income to average net assets

Portfolio turnover                25%                      33% A                         35%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,

                                 1998                     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.20                  $ 43.62
period

Income from Investment
Operations

 Net investment income D          .12                      .02

 Net realized and unrealized      8.08                     .56
gain (loss)

 Total from investment            8.20                     .58
operations

Less Distributions

 From net investment income       (.47)                    -

 From net realized gain           (2.60)                   -

 Total distributions              (3.07)                   -

Net asset value, end of period   $ 49.33                  $ 44.20

TOTAL RETURN B, C                 19.91%                   1.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 301                    $ 6
millions)

Ratio of expenses to average      1.70%                    1.85% A, F
net assets

Ratio of expenses to average      1.70%                    1.84% A, G
net assets after expense
reductions

Ratio of net investment           .27%                     .74% A
income to average net assets

Portfolio turnover                25%                      33% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEARS ENDED OCTOBER 31,

                                 1998                     1997                          1997                     1996

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 44.31                  $ 42.85                       $ 35.47                  $ 30.97
of period

Income from Investment
Operations

 Net investment income            .65 D                    .05 D                         .75 D                    .77 D

 Net realized and unrealized      8.10                     1.41                          8.78                     4.74
 gain (loss)

 Total from investment            8.75                     1.46                          9.53                     5.51
operations

Less Distributions

 From net investment income       (.68)                    -                             (.71)                    (.61)

 From net realized gain           (2.60)                   -                             (1.44)                   (.40)

 Total distributions              (3.28)                   -                             (2.15)                   (1.01)

Net asset value, end of period   $ 49.78                  $ 44.31                       $ 42.85                  $ 35.47

TOTAL RETURN B, C                 21.29%                   3.41%                         28.07%                   18.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 618                    $ 392                         $ 375                    $ 250
(in millions)

Ratio of expenses to average      .62%                     .71% A                        .66%                     .85%
net assets

Ratio of expenses to average      .61% F                   .70% A, F                     .65% F                   .84% F
net assets after expense
reductions

Ratio of net investment           1.43%                    1.60% A                       1.91%                    2.38%
income to average net assets

Portfolio turnover                25%                      33% A                         35%                      33%





                                 1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 29.04
of period

Income from Investment
Operations

 Net investment income            .12

 Net realized and unrealized      1.81
 gain (loss)

 Total from investment            1.93
operations

Less Distributions

 From net investment income       -

 From net realized gain           -

 Total distributions              -

Net asset value, end of period   $ 30.97

TOTAL RETURN B, C                 6.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 72
(in millions)

Ratio of expenses to average      .82% A
net assets

Ratio of expenses to average      .81% A, F
net assets after expense
reductions

Ratio of net investment           2.33% A
income to average net assets

Portfolio turnover                39%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $7,644,473,000 and $5,839,458,000, respectively, of which U.S. government and government agency obligations aggregated $166,298,000 and $490,060,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment advisor FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .46% of average net assets after the performance adjustment.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services.
For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC    RETAINED BY FDC

CLASS A   $ 637,000      $ 2,000

CLASS T    113,729,000    1,187,000

CLASS B    9,236,000      6,929,000

CLASS C    1,456,000      1,450,000

          $ 125,058,000  $ 9,568,000

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 103,000

CLASS T                1,832,000

CLASS B                178,000

CLASS C                124,000

INSTITUTIONAL CLASS    35,000

                      $ 2,272,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and on Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 3,082,000   $ 1,252,000

CLASS T    11,634,000    4,534,000

CLASS B    1,990,000     1,990,000 *

CLASS C    98,000        98,000 *

          $ 16,804,000  $ 7,874,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :
                       AMOUNT        % OF AVERAGE NET ASSETS

CLASS A                $ 606,000     .24

CLASS T                 37,011,000   .16

CLASS B                 2,192,000    .24

CLASS C                 320,000      .22

INSTITUTIONAL CLASS     704,000      .14

                       $ 40,833,000

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,573,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,683,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $6,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
          TRANSFER AGENT CREDITS

CLASS T   $ 112,000

6. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of approximately 14% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:

                            YEAR ENDED NOVEMBER 30,  MONTH ENDED NOVEMBER 30,   YEAR ENDED OCTOBER 31,

                            1998                     1997                       1997

FROM NET INVESTMENT INCOME

Class A                     $ 1,998,000              $ -                        $ 340,000

Class T                      217,401,000              -                          219,398,000

Class B                      4,810,000                -                          -

Class C                      114,000                  -                          -

Institutional Class          6,070,000                -                          5,287,000

Total                       $ 230,393,000            $ -                        $ 225,025,000

FROM NET REALIZED GAIN

Class A                     $ 8,735,000              $ -                        $ 680,000

Class T                      1,209,164,000            -                          585,105,000

Class B                      26,330,000               -                          -

Class C                      675,000                  -                          -

Institutional Class          23,289,000               -                          10,724,000

Total                       $ 1,268,193,000          $ -                        $ 596,509,000

                            $ 1,498,586,000          $ -                        $ 821,534,000


8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

AMOUNTS IN THOUSANDS SHARES

                                YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31,

                                1998                     1997 B                        1997 A

CLASS A Shares sold              5,006                    225                           2,974

Reinvestment of distributions    245                      -                             27

Shares redeemed                  (1,215)                  (27)                          (244)

Net increase (decrease)          4,036                    198                           2,757

CLASS T Shares sold              100,805                  6,519                         116,907

Reinvestment of distributions    32,321                   -                             21,028

Shares redeemed                  (95,176)                 (4,329)                       (82,660)

Net increase (decrease)          37,950                   2,190                         55,275

CLASS B Shares sold              21,067                   938                           8,871

Reinvestment of distributions    667                      -                             -

Shares redeemed                  (2,187)                  (40)                          (171)

Net increase (decrease)          19,547                   898                           8,700

CLASS C Shares sold              6,462                    132

Reinvestment of distributions    15                       -

Shares redeemed                  (506)                    -

Net increase (decrease)          5,971                    132

INSTITUTIONAL CLASS Shares       6,993                    219                           6,006
sold

Reinvestment of distributions    595                      -                             346

Shares redeemed                  (4,004)                  (130)                         (4,658)

Net increase (decrease)          3,584                    89                            1,694



AMOUNTS IN THOUSANDS SHARES     DOLLARS

                                YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED  OCTOBER 31,

                                1998                     1997 B                        1997 A

CLASS A Shares sold             $ 225,955                $ 9,817                       $ 117,909

Reinvestment of distributions    10,085                   -                             980

Shares redeemed                  (55,006)                 (1,181)                       (9,793)

Net increase (decrease)         $ 181,034                $ 8,636                       $ 109,096

CLASS T Shares sold             $ 4,546,813              $ 284,968                     $ 4,556,363

Reinvestment of distributions    1,340,827                -                             753,684

Shares redeemed                  (4,297,357)              (188,917)                     (3,203,810)

Net increase (decrease)         $ 1,590,283              $ 96,051                      $ 2,106,237

CLASS B Shares sold             $ 950,442                $ 40,834                      $ 361,076

Reinvestment of distributions    27,524                   -                             -

Shares redeemed                  (97,688)                 (1,738)                       (7,098)

Net increase (decrease)         $ 880,278                $ 39,096                      $ 353,978

CLASS C Shares sold             $ 292,437                $ 5,792

Reinvestment of distributions    602                      -

Shares redeemed                  (22,628)                 (12)

Net increase (decrease)         $ 270,411                $ 5,780

INSTITUTIONAL CLASS Shares      $ 319,599                $ 9,609                       $ 232,509
sold

Reinvestment of distributions    24,612                   -                             12,382

Shares redeemed                  (180,998)                (5,728)                       (176,171)

Net increase (decrease)         $ 163,213                $ 3,881                       $ 68,720


A SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1997.
B SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 38,000

CLASS T                1,145,000

CLASS B                73,000

CLASS C                37,000

INSTITUTIONAL CLASS    39,000

                      $ 1,332,000

10. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
PERIOD ENDED NOVEMBER 30, 1998
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
AmeriSource Health Corp. Class A  $ 14,974 $ - $ - $ 84,154
Burlington Industries, Inc.   25,617  -  -  57,348
Cherry Corp. Class B   -  -  -  -
Cummins Engine Co., Inc.   -  -  594  80,223
Discount Auto Parts, Inc.   7,952  -  -  31,758
Fleetwood Enterprises, Inc.   -  6,227  -  -
Kaufman & Broad Home Corp.   9,845  -  842  75,933
LAM Research Corp.   -  -  -  37,725
Liz Claiborne, Inc.   35,090  -  1,280  148,217
MGIC Investment Corp.   3,496  -  140  246,371
Policy Management Systems Corp.   -  1,712  -  -
Revlon, Inc. Class A   4,609  -  -  26,694
SCI Systems, Inc.   24,371  -  -  189,010
Solectron Corp.   61,636  -  -  583,118
Ultratech Stepper, Inc.   8,590  -  -  31,588
TOTALS  $ 196,180 $ 7,939 $ 2,856 $ 1,592,139
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Growth Opportunities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Growth Opportunities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

CLASS A
PAY DATE 12/15/97 1/5/98 12/14/98 1/11/99
RECORD DATE 12/12/97 1/2/98 12/11/98 1/8/99
DIVIDENDS $0.60 - $0.47 -
SHORT-TERM
CAPITAL GAINS $0.79 - - -
LONG-TERM
CAPITAL GAINS $1.60 $0.21 $1.66 $0.03
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 57.08% - - -
 20% rate 42.92% 100% 100% 100%


CLASS T
PAY DATE 12/15/97 1/5/98 12/14/98 1/11/99
RECORD DATE 12/12/97 1/2/98 12/11/98 1/8/99
DIVIDENDS $0.47 - $0.35 -
SHORT-TERM
CAPITAL GAINS $0.79 - - -
LONG-TERM
CAPITAL GAINS $1.60 $0.21 $1.66 $0.03
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 57.08% - - -
 20% rate 42.92% 100% 100% 100%

CLASS B
PAY DATE 12/15/97 1/5/98 12/14/98 1/11/99
RECORD DATE 12/12/97 1/2/98 12/11/98 1/8/99
DIVIDENDS $0.48 - $0.24 -
SHORT-TERM
CAPITAL GAINS $0.79 - - -
LONG-TERM
CAPITAL GAINS $1.60 $0.21 $1.66 $0.03
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 57.08% -  -
 20% rate 42.92% 100% 100% 100%

CLASS C
PAY DATE 12/15/97 1/5/98 12/14/98 1/11/99
RECORD DATE 12/12/97 1/2/98 12/11/98 1/8/99
DIVIDENDS $0.47 - $0.32 -
SHORT-TERM
CAPITAL GAINS $0.79 - - -
LONG-TERM
CAPITAL GAINS $1.60 $0.21 $1.66 $0.03
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 57.08% - - -
 20% rate 42.92% 100% 100% 100%

A total of 14.66% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 7%, 7%, 7% and 6% of the dividends distributed during the fiscal year for Class A, Class T, Class B and Class C, respectively, qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
 Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
George A. Vanderheiden, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
 Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(REGISTERED TRADEMARK)
GROWTH OPPORTUNITIES
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   22  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  31  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  40  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          41


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3,
1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH               21.29%       155.60%       530.41%
OPPORTUNITIES -   INST CL

S&P 500 (registered trademark)    23.66%       181.25%       457.74%

Growth Funds Average              14.32%       127.55%       363.55%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV GROWTH         21.29%       20.65%        20.22%
OPPORTUNITIES -   INST CL

S&P 500                     23.66%       22.98%        18.75%

Growth Funds Average        14.32%       17.48%        16.16%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. $10,000 OVER 10 YEARS
             FA Growth Opp -CL I         S&P 500
             00688                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31      10384.25                    10175.00
  1989/01/31      11273.89                    10919.81
  1989/02/28      11059.15                    10647.91
  1989/03/31      11166.52                    10896.00
  1989/04/30      11887.43                    11461.51
  1989/05/31      12685.04                    11925.70
  1989/06/30      12140.52                    11857.72
  1989/07/31      12823.09                    12928.47
  1989/08/31      13298.58                    13181.87
  1989/09/30      13168.21                    13127.82
  1989/10/31      12677.37                    12823.26
  1989/11/30      12761.73                    13084.85
  1989/12/31      12891.24                    13398.89
  1990/01/31      11962.73                    12499.82
  1990/02/28      12252.89                    12661.07
  1990/03/31      12567.92                    12996.59
  1990/04/30      12153.41                    12671.68
  1990/05/31      13604.19                    13907.16
  1990/06/30      13678.80                    13812.60
  1990/07/31      13181.39                    13768.40
  1990/08/31      11730.61                    12523.73
  1990/09/30      10818.69                    11913.83
  1990/10/31      10768.95                    11862.60
  1990/11/30      11912.99                    12628.92
  1990/12/31      12678.93                    12981.27
  1991/01/31      14196.71                    13547.25
  1991/02/28      15471.32                    14515.88
  1991/03/31      15898.98                    14867.16
  1991/04/30      16226.01                    14902.84
  1991/05/31      17114.88                    15546.65
  1991/06/30      15907.36                    14834.61
  1991/07/31      17022.64                    15525.90
  1991/08/31      17685.10                    15893.87
  1991/09/30      17282.59                    15628.44
  1991/10/31      17257.44                    15837.86
  1991/11/30      16234.40                    15199.60
  1991/12/31      18090.41                    16938.43
  1992/01/31      18611.98                    16623.37
  1992/02/29      19453.82                    16839.48
  1992/03/31      18804.14                    16511.11
  1992/04/30      19316.57                    16996.54
  1992/05/31      19591.08                    17079.82
  1992/06/30      19142.71                    16825.33
  1992/07/31      19801.54                    17513.49
  1992/08/31      19252.51                    17154.46
  1992/09/30      19307.42                    17356.88
  1992/10/31      19344.02                    17417.63
  1992/11/30      20277.36                    18011.57
  1992/12/31      20808.68                    18233.11
  1993/01/31      21443.10                    18386.27
  1993/02/28      21501.66                    18636.33
  1993/03/31      22301.99                    19029.55
  1993/04/30      22341.03                    18569.04
  1993/05/31      22965.68                    19066.69
  1993/06/30      23053.52                    19121.98
  1993/07/31      23209.69                    19045.49
  1993/08/31      23922.18                    19767.32
  1993/09/30      24010.02                    19615.11
  1993/10/31      24781.07                    20021.14
  1993/11/30      24663.95                    19830.94
  1993/12/31      25422.66                    20070.89
  1994/01/31      26829.41                    20753.30
  1994/02/28      26424.59                    20190.89
  1994/03/31      25301.21                    19310.57
  1994/04/30      25969.17                    19557.74
  1994/05/31      26110.85                    19878.49
  1994/06/30      25402.42                    19391.47
  1994/07/31      26120.97                    20027.51
  1994/08/31      27224.11                    20848.63
  1994/09/30      26404.35                    20337.84
  1994/10/31      26940.73                    20795.44
  1994/11/30      26080.49                    20038.07
  1994/12/31      26148.97                    20335.24
  1995/01/31      26352.58                    20862.53
  1995/02/28      27156.34                    21675.54
  1995/03/31      27852.94                    22315.19
  1995/04/30      28796.01                    22972.37
  1995/05/31      29996.29                    23890.58
  1995/06/30      31014.39                    24445.56
  1995/07/31      32075.35                    25256.17
  1995/08/31      32311.12                    25319.56
  1995/09/30      32943.41                    26388.05
  1995/10/31      33189.90                    26293.84
  1995/11/30      34025.81                    27448.14
  1995/12/31      34930.60                    27976.80
  1996/01/31      35494.89                    28929.13
  1996/02/29      35406.37                    29197.30
  1996/03/31      35362.11                    29478.47
  1996/04/30      35970.66                    29912.98
  1996/05/31      36723.05                    30684.44
  1996/06/30      36911.14                    30801.34
  1996/07/31      35893.21                    29440.54
  1996/08/31      36191.95                    30061.44
  1996/09/30      37918.01                    31753.30
  1996/10/31      39245.75                    32629.06
  1996/11/30      42343.81                    35095.49
  1996/12/31      41324.47                    34400.24
  1997/01/31      43377.20                    36549.57
  1997/02/28      43752.56                    36836.12
  1997/03/31      41605.98                    35322.52
  1997/04/30      43506.23                    37431.28
  1997/05/31      46215.84                    39710.10
  1997/06/30      47670.35                    41489.11
  1997/07/31      51224.51                    44790.40
  1997/08/31      49359.45                    42281.24
  1997/09/30      51330.08                    44596.98
  1997/10/31      50262.66                    43107.44
  1997/11/30      51975.22                    45102.89
  1997/12/31      53392.21                    45877.30
  1998/01/31      53517.48                    46384.71
  1998/02/28      57063.36                    49729.97
  1998/03/31      58861.62                    52276.64
  1998/04/30      58874.29                    52802.54
  1998/05/31      58342.41                    51894.87
  1998/06/30      59659.45                    54002.84
  1998/07/31      59722.77                    53427.71
  1998/08/31      52073.80                    45703.13
  1998/09/30      55163.78                    48630.87
  1998/10/31      59152.89                    52586.51
  1998/11/30      63040.70                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981208 104616 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Institutional Class on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have grown to $63,041 - a 530.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and short-term
volatility. In turn, the share
price and return of a fund that
invests in stocks will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with George Vanderheiden, Portfolio Manager of Fidelity Advisor Growth Opportunities Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12-month period that ended November 30, 1998, the fund's Institutional Class shares returned 21.29%. The growth funds average returned 14.32% in that timeframe according to Lipper Analytical Services, while the Standard & Poor's 500 Index returned 23.66%.
Q. WHAT MARKET SECTORS HELPED FUND PERFORMANCE?
A. Over the past year, the fund's holdings in the finance, utilities and retail sectors helped performance relative to the S&P 500. Stock selection was particularly strong in the finance sector. Declining interest rates and an increase in home financing activity fueled a strong price increase in fund holdings Fannie Mae and Freddie Mac, both top contributors to performance over the period. Utilities holding Vodafone Group, a telecommunications company based in the United Kingdom, benefited from robust earnings growth. A rise in consumer spending growth helped propel the retail sector to strong gains and the fund benefited by its overweighting in the retail sector during the year. Other notable contributors to performance included nondurables holding Philip Morris. The company was the largest position in the fund at the end of the period and, despite ongoing concerns over government litigation against the tobacco industry, it comfortably outperformed the S&P 500 during the past year. Fund performance was also helped by underexposure to economically sensitive market areas, such as basic industries, energy and aerospace and defense.
Q. WHAT MARKET SECTORS HURT FUND PERFORMANCE?
A. Disappointing returns among holdings in the health, technology and durables sectors hurt performance. Throughout much of the past year, I believed the ongoing economic problems in Asia posed formidable investment risks - particularly in the technology sector - although the immediate concerns faced by U.S. investors seemed, at times, to have diminished. Consequently, Advisor Growth Opportunities remained underweighted in the technology sector, a stance that hurt performance as technology outperformed the S&P 500 during the period. Disappointing returns from technology stocks such as Compaq Computer, which declined due to concerns with earnings growth, also detracted from fund performance. The weak returns from health holdings were primarily due to Columbia HCA/Healthcare's stock-price decline. Market sentiment turned against the company due to the uncertainty surrounding resolution of the government's investigation of Columbia's billing practices and due to its weaker-than-expected operating results.
Q. HOW DID THE FUND'S BOND HOLDINGS - REPRESENTING SLIGHTLY MORE THAN 9% OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD - AFFECT PERFORMANCE?
A. The fund's bond holdings detracted from performance relative to the S&P 500. Through September, the bond position helped fund performance as the decline in interest rates and concerns with deceleration in corporate earnings growth propelled bonds to strong gains. However, aggressive easing of monetary policy by the Federal Reserve Board in October and November - as seen by three separate interest rate cuts - pushed the equity market to new highs and the fund's bond holdings became a drag on performance.
Q. HOW DID THE FUND WEATHER THE MARKET VOLATILITY OVER THE PAST YEAR?
A. Over much of the past year I positioned Advisor Growth Opportunities for an environment of economic weakness. In doing so, I focused the fund's stock selection on companies I believed were less sensitive to downturns in the domestic economy and to disruption in foreign markets. Fannie Mae, Freddie Mac, Wal-Mart Stores and Home Depot are all examples of fund holdings that, despite the emergence of a global financial crisis and increased market volatility, met or exceeded earnings growth expectations over the past year. Fannie Mae, a federally chartered company that helps provide low- and moderate-income family housing by purchasing mortgage loans from lenders, was the top individual contributor during the year. The company has proven capable of performing well in both economic booms and busts, and the market has consistently rewarded it for doing so.
Q. THE FUND'S BOND INVESTMENTS CAME INTO PLAY HERE, AS WELL, DIDN'T
THEY?
A. That's right. I also maintained an allocation in bonds to hedge against (1) a deceleration in corporate earnings growth, (2) a downturn in the stock market, and (3) a financial crisis outside of the U.S. This defensive strategy worked well during the market correction that began in earnest over the summer. From July 16th, the day before the summer's market peak, to October 8th, the bottom of the correction, the S&P 500 declined 18.7% and the average fund in the Lipper growth group declined 24.9%. Advisor Growth Opportunities Institutional Class, however, only declined 17.3%, outperforming over 90% of its Lipper growth funds peers during this period.
Q. WHAT FACTORS CONTRIBUTED TO THE RECENT VOLATILITY OF THE STOCK
MARKET?
A. The ongoing economic weakness in Asia and other overseas countries, a lack of pricing power - meaning companies' inability to raise prices
- across almost all industry groups, and rising labor costs all began to overwhelm the "Goldilocks" economic scenario, which was a widely held view earlier in the year. In this scenario, real GDP was forecast to grow between 2.5%-3% per year, inflation stayed restrained, profits grew at their long-term growth rate of 7%-8%, and the stock market rose in line with corporate earnings. During the past few months, however, speculation began to intensify that economic turmoil in Asia and other emerging countries would further slow the already softening domestic economy, leading to a reduction in corporate profits, and push the U.S. into a recession. These fears contributed to the market's decline in August. The Fed then eased monetary policy in October and November in an attempt to add liquidity back to the financial system. This strategy worked temporarily and pushed the market to new highs. However, over the next year it is doubtful that lower rates will continue to be enough to support already stretched stock market values.
Q. WHAT'S YOUR OUTLOOK?
A. The fund's positioning reflects an environment of anemic pricing power, flat-to-declining corporate earnings and decreasing inflation. Over the past year, consumer spending was robust, retail sales were strong, GDP growth was healthy and many companies reported strong top-line revenue growth. Nevertheless, U.S. corporate earnings growth has decelerated and, in many cases, turned negative. A lack of pricing power across a broad number of industries, wage inflation and a decrease in exports has contributed to this weakness in earnings growth. Based upon their underlying fundamentals the values of many stocks remain overextended, many economic forecasts are downcast, and turmoil rolls on in Asia and in other economies around the world. I believe we are already in an earnings recession. The question remains if this will evolve into an economic recession as well.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE VANDERHEIDEN ON
POSITIONING THE FUND IN AN
UNCERTAIN ENVIRONMENT:
"I believe it is imperative to stay
out of the way of sectors and
companies that are going through
downward earnings revisions. Just
as was the case during the past
year, I believe the market will
continue to reward those
companies with solid earnings
growth, and will mercilessly punish
those companies with earnings
disappointments. On a sector basis, I
believe regional banks, mortgage
companies, homebuilders and
building supply companies will
benefit from the Fed's efforts to
bolster the economy by lowering
interest rates. Another attractive
sector is the innovators and unit
growers - the technology,
telecommunications and health
care sectors. They grow by
developing new products and
expanding the number of units they
sell. The mid/smaller cap sector also
looks good. Relative to the
price/earnings (P/E) ratio of the
S&P 500, the P/E of small-cap stocks
is the lowest it has been in decades.
In periods when small-cap stocks
have been this attractively priced,
they have subsequently
outperformed large caps by a huge
margin. Whatever the market
environment, I keep the fund
diversified across industry sectors
and may invest a portion of the
funds in bonds when I feel bonds
are attractively priced."
FUND FACTS
GOAL: to provide capital
growth by investing primarily
in common stocks and
securities convertible into
common stocks
START DATE: November 18,
1987
SIZE: as of November
30, 1998, more than $27.5
billion
MANAGER: George
Vanderheiden, since 1987;
joined Fidelity in 1971
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Philip Morris Companies, Inc.   6.0                      4.3

Fannie Mae                      5.4                      4.9

Freddie Mac                     3.2                      2.6

Fleet Financial Group, Inc.     2.9                      2.9

Home Depot, Inc.                2.4                      2.2

Wal-Mart Stores, Inc.           2.3                      2.0

Columbia/HCA Healthcare Corp.   2.3                      2.9

Solectron Corp.                 2.1                      1.4

Vodafone Group PLC sponsored    2.1                      1.8
ADR

MCI WorldCom, Inc.              2.0                      1.9

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE HOLDINGS 6 MONTHS AGO

FINANCE                         19.4                     18.6

TECHNOLOGY                      12.2                     9.6

RETAIL & WHOLESALE              9.1                      9.1

HEALTH                          9.1                      9.3

UTILITIES                       9.1                      8.9


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 85.09999999999999
Row: 1, Col: 2, Value: 9.4
Row: 1, Col: 3, Value: 5.5
Stocks  84.2%
Bonds 10.7%
Short-term
investments 5.1%
FOREIGN
INVESTMENTS 10.6%
Stocks 85.1%
Bonds 9.4%
Short-term
investments 5.5%
FOREIGN
INVESTMENTS 8.3%
Row: 1, Col: 1, Value: 84.2
Row: 1, Col: 2, Value: 10.7
Row: 1, Col: 3, Value: 5.1
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 85.1%

                                 SHARES                                 VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - 1.6%

CHEMICALS & PLASTICS - 1.0%

Cabot Corp.                       1,267,500                             $ 38,183

du Pont (E.I.) de Nemours &       2,284,300                              134,203
Co.

Raychem Corp.                     2,112,100                              71,943

Union Carbide Corp.               836,400                                37,429

                                                                         281,758

IRON & STEEL - 0.1%

Aeroquip-Vickers, Inc.            459,000                                16,696

PACKAGING & CONTAINERS - 0.4%

Owens-Illinois, Inc. (a)          3,780,800                              121,458

PAPER & FOREST PRODUCTS - 0.1%

Willamette Industries, Inc.       382,500                                13,364

TOTAL BASIC INDUSTRIES                                                   433,276

CONSTRUCTION & REAL ESTATE -
1.7%

BUILDING MATERIALS - 0.6%

Armstrong World Industries,       493,000                                32,846
Inc.

Owens-Corning                     2,276,500                              84,942

Sherwin-Williams Co.              1,066,300                              30,256

                                                                         148,044

CONSTRUCTION - 0.7%

Centex Corp.                      1,062,900                              37,932

D.R. Horton, Inc.                 2,330,680                              43,992

Fleetwood Enterprises, Inc.       1,265,652                              42,637

Kaufman & Broad Home Corp. (c)    3,014,700                              75,933

                                                                         200,494

ENGINEERING - 0.4%

Fluor Corp.                       2,754,100                              117,910

TOTAL CONSTRUCTION & REAL                                                466,448
ESTATE

DURABLES - 4.1%

AUTOS, TIRES, & ACCESSORIES -
2.6%

AutoZone, Inc. (a)                1,132,700                              34,123

Cummins Engine Co., Inc. (c)      2,160,900                              80,223

Discount Auto Parts, Inc.         1,273,500                              31,758
(a)(c)

General Motors Corp.              5,818,339                              407,284

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES -
CONTINUED

Goodyear Tire & Rubber Co.        1,089,000                             $ 61,801

Magna International, Inc.         1,374,400                              91,265
Class A

Republic Industries, Inc. (a)     878,800                                14,940

                                                                         721,394

CONSUMER DURABLES - 0.3%

Minnesota Mining &                901,500                                72,402
Manufacturing Co.

CONSUMER ELECTRONICS - 0.1%

Newell Co.                        178,400                                7,894

Whirlpool Corp.                   409,800                                22,949

                                                                         30,843

TEXTILES & APPAREL - 1.1%

Burlington Industries, Inc.       5,494,400                              57,348
(a)(c)

Jones Apparel Group, Inc. (a)     1,221,700                              28,328

Liz Claiborne, Inc. (c)           4,375,400                              148,217

NIKE, Inc. Class B                592,800                                23,712

Polo Ralph Lauren Corp. Class     393,900                                7,312
A (a)

Shaw Industries, Inc.             483,300                                9,787

Warnaco Group, Inc. Class A       1,445,000                              35,764

                                                                         310,468

TOTAL DURABLES                                                           1,135,107

ENERGY - 5.4%

ENERGY SERVICES - 0.2%

McDermott International, Inc.     1,189,200                              31,885

Schlumberger Ltd.                 297,100                                13,277

                                                                         45,162

OIL & GAS - 5.2%

Amerada Hess Corp.                3,939,500                              218,642

Apache Corp.                      408,800                                9,402

Atlantic Richfield Co.            353,000                                23,475

British Petroleum Co. PLC ADR     3,562,598                              328,204

Burlington Resources, Inc.        2,208,165                              78,666

Chevron Corp.                     1,060,000                              88,643

Cooper Cameron Corp. (a)          1,552,700                              37,847

Elf Aquitaine SA sponsored ADR    287,447                                17,894

Occidental Petroleum Corp.        7,342,700                              148,690

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Royal Dutch Petroleum Co. (NY     5,176,200                             $ 243,281
Registry Gilder 1.25)

Tosco Corp.                       5,759,800                              150,475

Total SA:

Class B                           197,574                                24,153

sponsored ADR                     507,852                                31,042

Unocal Corp.                      279,249                                9,460

USX-Marathon Group                530,800                                15,061

                                                                         1,424,935

TOTAL ENERGY                                                             1,470,097

FINANCE - 19.4%

BANKS - 0.8%

Bank of Tokyo-Mitsubishi Ltd.     1,467,000                              15,966

Bank One Corp.                    2,125,200                              109,049

Wells Fargo & Co.                 2,660,000                              95,760

                                                                         220,775

CREDIT & OTHER FINANCE - 3.7%

Associates First Capital          75,900                                 5,911
Corp.

Citigroup, Inc.                   216,900                                10,886

Fleet Financial Group, Inc.       19,041,220                             793,781

Providian Financial Corp.         2,199,900                              201,978

                                                                         1,012,556

FEDERAL SPONSORED CREDIT - 8.5%

Fannie Mae                        20,256,620                             1,473,669

Freddie Mac                       14,420,100                             872,416

                                                                         2,346,085

INSURANCE - 5.2%

AFLAC, Inc.                       1,654,600                              61,013

Allmerica Financial Corp.         1,082,700                              59,752

Allstate Corp.                    5,701,364                              232,331

American International Group,     3,479,212                              327,046
Inc.

CIGNA Corp.                       3,187,700                              248,043

Loews Corp.                       840,300                                84,030

MBIA, Inc.                        221,500                                14,342

MGIC Investment Corp. (c)         5,607,300                              246,371

MONY Group, Inc. (a)              26,900                                 832

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

INSURANCE - CONTINUED

PMI Group, Inc.                   750,400                               $ 41,038

Reliastar Financial Corp.         137,297                                6,453

Torchmark Corp.                   1,462,600                              55,579

Travelers Property Casualty       1,170,900                              40,323
Corp. Class A

                                                                         1,417,153

SAVINGS & LOANS - 0.1%

Golden West Financial Corp.       287,340                                27,208

SECURITIES INDUSTRY - 1.1%

Merrill Lynch & Co., Inc.         1,666,000                              124,950

Morgan Stanley, Dean Witter &     1,514,500                              105,636
Co.

Nomura Securities Co. Ltd.        3,983,000                              38,722

PaineWebber Group, Inc.           302,800                                12,377

United Asset Management Corp.     608,800                                15,410

Waddell & Reed Financial,         358,190                                8,373
Inc. Class B

Waddell & Reed Financial,         83,221                                 1,987
Inc. Class A

                                                                         307,455

TOTAL FINANCE                                                            5,331,232

HEALTH - 9.1%

DRUGS & PHARMACEUTICALS - 3.5%

American Home Products Corp.      5,009,100                              266,735

Amgen, Inc. (a)                   1,966,000                              147,942

Astra AB Class A                  5,569,266                              103,031

Merck & Co., Inc.                 931,600                                144,282

Novartis AG (Reg.)                14,632                                 27,498

Schering-Plough Corp.             2,644,400                              281,298

                                                                         970,786

MEDICAL EQUIPMENT & SUPPLIES
- 1.8%

AmeriSource Health Corp.          1,314,900                              84,154
Class A (a)(c)

Baxter International, Inc.        267,000                                16,971

Biomet, Inc.                      722,000                                27,617

Boston Scientific Corp. (a)       378,600                                18,741

Johnson & Johnson                 3,582,100                              291,046

St. Jude Medical, Inc. (a)        2,181,300                              63,394

                                                                         501,923

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- 3.8%

Columbia/HCA Healthcare Corp.     25,309,663                            $ 623,250

HEALTHSOUTH Corp. (a)             500,000                                6,719

Humana, Inc. (a)                  6,094,400                              120,745

Tenet Healthcare Corp. (a)        6,080,700                              179,761

United HealthCare Corp.           2,257,700                              101,879

                                                                         1,032,354

TOTAL HEALTH                                                             2,505,063

HOLDING COMPANIES - 0.0%

U.S. Industries, Inc.             351,150                                6,145

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.5%

ELECTRICAL EQUIPMENT - 2.6%

Alcatel Alsthom Compagnie         811,300                                104,962
Generale d'Electricite SA
(RFD)

Alcatel Alsthom Compagnie         90,500                                 2,342
Generale d'Electricite SA
sponsored ADR

Cherry Corp.:

Class A (Non Vtg.)                537,300                                7,657

Class B (a)                       368,300                                5,386

Emerson Electric Co.              1,979,900                              128,694

General Electric Co.              1,688,600                              152,818

Grainger (W.W.), Inc.             1,091,200                              46,103

Philips Electronics NV:

(Bearer)                          1,875,000                              118,711

(NY shares)                       2,585,700                              163,707

                                                                         730,380

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.9%

Caterpillar, Inc.                 1,833,500                              90,644

Tyco International Ltd.           1,747,000                              114,974

Ultratech Stepper, Inc. (a)(c)    1,696,000                              31,588

United States Filter Corp. (a)    279,000                                6,173

                                                                         243,379

TOTAL INDUSTRIAL MACHINERY &                                             973,759
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

MEDIA & LEISURE - 3.0%

BROADCASTING - 0.8%

Comcast Corp. Class A             285,900                               $ 13,866
(special)

Cox Communications, Inc.          414,400                                21,834
Class A (a)

Fox Entertainment Group, Inc.     609,700                                14,404
(a)

MediaOne Group, Inc.              2,068,700                              83,782

TCA Cable TV, Inc.                1,000,000                              28,500

Tele-Communications, Inc.         986,827                                41,693
(TCI Group) Series A (a)

Time Warner, Inc.                 149,900                                15,852

                                                                         219,931

ENTERTAINMENT - 0.8%

Cedar Fair LP (depository         1,362,000                              34,050
unit)

King World Productions, Inc.      473,500                                12,903
(a)

Royal Carribean Cruises Ltd.      367,400                                11,160

Tele-Communications, Inc.         8,050,646                              159,503
(TCI Ventures Group) Series
A (a)

                                                                         217,616

LODGING & GAMING - 0.7%

Circus Circus Enterprises,        1,085,100                              12,546
Inc. (a)

Mirage Resorts, Inc. (a)          2,136,300                              31,777

Promus Hotel Corp. (a)            3,118,000                              104,063

Sun International Hotels Ltd.     1,124,000                              43,415
(a)

                                                                         191,801

RESTAURANTS - 0.7%

McDonald's Corp.                  1,063,500                              74,511

Papa John's International,        489,200                                20,516
Inc. (a)

Wendy's International, Inc.       4,326,300                              86,526

                                                                         181,553

TOTAL MEDIA & LEISURE                                                    810,901

NONDURABLES - 6.2%

BEVERAGES - 0.1%

PepsiCo, Inc.                     447,300                                17,305

HOUSEHOLD PRODUCTS - 0.1%

Revlon, Inc. Class A (a)(c)       1,294,250                              26,694

TOBACCO - 6.0%

Philip Morris Companies, Inc.     29,412,700                             1,645,268

TOTAL NONDURABLES                                                        1,689,267

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

PRECIOUS METALS - 0.0%

Newmont Mining Corp.              385,881                               $ 7,669

RETAIL & WHOLESALE - 9.1%

APPAREL STORES - 0.6%

Gap, Inc.                         1,001,400                              73,665

TJX Companies, Inc.               3,255,100                              83,412

                                                                         157,077

GENERAL MERCHANDISE STORES -
2.9%

Federated Department Stores,      1,942,813                              80,991
Inc. (a)

Saks Holdings, Inc. (a)           3,691,440                              101,515

Wal-Mart Stores, Inc.             8,396,000                              632,324

                                                                         814,830

GROCERY STORES - 0.5%

Safeway, Inc. (a)                 2,776,600                              146,639

RETAIL & WHOLESALE,
MISCELLANEOUS - 5.1%

Circuit City Stores, Inc. -       4,237,300                              153,337
Circuit City Group

Home Depot, Inc.                  13,004,400                             646,969

Lowe's Companies, Inc.            10,298,000                             435,091

Office Depot, Inc. (a)            1,678,700                              54,558

Officemax, Inc. (a)               2,598,625                              27,610

Staples, Inc. (a)                 2,216,200                              77,428

                                                                         1,394,993

TOTAL RETAIL & WHOLESALE                                                 2,513,539

SERVICES - 0.5%

ADVERTISING - 0.1%

Interpublic Group of              381,150                                26,204
Companies, Inc.

Omnicom Group, Inc.               227,300                                12,146

                                                                         38,350

SERVICES - 0.4%

Modis Professional Services,      180,000                                2,149
Inc. (a)

Service Corp. International       2,827,200                              105,667

                                                                         107,816

TOTAL SERVICES                                                           146,166

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

TECHNOLOGY - 12.2%

COMMUNICATIONS EQUIPMENT - 0.0%

Cisco Systems, Inc. (a)           57,000                                $ 4,296

COMPUTER SERVICES & SOFTWARE
- 2.7%

Automatic Data Processing,        842,300                                64,857
Inc.

Black Box Corp. (a)               724,600                                25,452

Ceridian Corp. (a)                942,900                                61,347

CompUSA, Inc. (a)                 1,374,800                              20,364

E Trade Group, Inc. (a)           1,947,400                              52,702

Electronics for Imaging, Inc.     1,896,400                              50,847
(a)

First Data Corp.                  2,092,100                              55,833

IMS Health, Inc.                  517,200                                34,329

Microsoft Corp. (a)               1,908,100                              232,788

Oracle Corp. (a)                  1,828,225                              62,617

Policy Management Systems         1,512,900                              77,347
Corp. (a)

                                                                         738,483

COMPUTERS & OFFICE EQUIPMENT
- 2.7%

Compaq Computer Corp.             4,648,500                              151,076

Hewlett-Packard Co.               1,297,200                              81,399

Ingram Micro, Inc. Class A (a)    353,300                                15,015

International Business            1,401,200                              231,198
Machines Corp.

SCI Systems, Inc. (a)(c)          3,887,100                              189,010

Tech Data Corp. (a)               2,137,000                              86,014

                                                                         753,712

ELECTRONIC INSTRUMENTS - 1.1%

Applied Materials, Inc. (a)       1,509,600                              58,497

Cognex Corp. (a)                  480,900                                7,965

KLA-Tencor Corp. (a)              1,824,600                              62,150

LAM Research Corp. (a)(c)         2,110,500                              37,725

Novellus Systems, Inc. (a)        451,700                                22,416

Teradyne, Inc. (a)                200,700                                6,435

Thermo Electron Corp. (a)         3,552,400                              59,947

Varian Associates, Inc.           998,700                                39,511

                                                                         294,646

ELECTRONICS - 5.7%

Altera Corp. (a)                  447,100                                21,936

AMP, Inc.                         1,482,563                              71,719

Etec Systems, Inc. (a)            378,800                                12,453

Intel Corp.                       1,417,700                              152,580

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

International Rectifier Corp.     972,000                               $ 9,113
(a)

Methode Electronics, Inc.         635,500                                8,659
Class A

Micrel, Inc. (a)                  664,700                                26,962

Microchip Technology, Inc. (a)    1,933,800                              67,320

Micron Technology, Inc. (a)       5,671,400                              234,300

Molex, Inc. Class A               2,221,852                              71,655

Motorola, Inc.                    3,106,800                              192,622

Solectron Corp. (a)(c)            8,810,100                              583,118

Speedfam International, Inc.      378,700                                5,752
(a)

Thomas & Betts Corp.              2,190,800                              94,889

Vishay Intertechnology, Inc.      467,865                                6,638

                                                                         1,559,716

TOTAL TECHNOLOGY                                                         3,350,853

TRANSPORTATION - 0.2%

RAILROADS - 0.2%

CSX Corp.                         1,300,600                              54,219

TRUCKING & FREIGHT - 0.0%

Airborne Freight Corp.            189,400                                5,055

TOTAL TRANSPORTATION                                                     59,274

UTILITIES - 9.1%

CELLULAR - 2.7%

AirTouch Communications, Inc.     1,415,800                              80,966
(a)

Tele Celular Sul                  301,780                                6,865
Participacoes SA ADR

Tele Centro Oeste Celular         1,005,935                              4,778
Participacoes SA ADR

Tele Leste Celular                60,356                                 2,524
Participacoes SA ADR

Tele Nordeste Celular             150,890                                3,951
Participacoes SA ADR

Tele Norte Celular                60,356                                 2,471
Participacoes SA ADR

Tele Sudeste Celular              603,560                                16,296
Participacoes SA ADR

Teleglobe, Inc.                   522,150                                14,220

Telemig Celular Participacoes     150,890                                4,659
SA ADR

Telesp Celular Participacoes      1,207,120                              31,687
SA ADR

Vodafone Group PLC sponsored      3,857,700                              569,734
ADR

                                                                         738,151

COMMON STOCKS - CONTINUED

                                 SHARES                                 VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

ELECTRIC UTILITY - 0.5%

American Electric Power Co.,      1,130,600                             $ 52,432
Inc.

Consolidated Edison, Inc.         181,300                                9,212

Duke Energy Corp.                 352,600                                22,060

Houston Industries, Inc.          502,000                                15,876

Niagara Mohawk Power Corp. (a)    483,900                                7,440

PG&E Corp.                        622,419                                19,256

                                                                         126,276

TELEPHONE SERVICES - 5.9%

Ameritech Corp.                   894,600                                48,420

AT&T Corp.                        2,351,700                              146,540

Bell Atlantic Corp.               1,793,392                              99,757

BellSouth Corp.                   977,800                                85,313

Embratel Participacoes SA ADR     3,017,800                              48,285

MCI WorldCom, Inc. (a)            9,133,904                              538,900

Qwest Communications              2,082,793                              83,312
International, Inc. (a)

SBC Communications, Inc.          2,466,700                              118,247

Sprint Corp.:

(FON Group)                       3,602,500                              262,082

(PCS Group) (a)                   1,801,250                              28,820

Tele Centro Sul Participacoes     603,560                                34,441
SA ADR

Tele Norte Leste                  3,017,800                              51,303
Participacoes SA ADR

Telebras sponsored ADR            3,017,800                              519

Telesp Participacoes SA ADR       3,017,800                              80,726

                                                                         1,626,665

TOTAL UTILITIES                                                          2,491,092

TOTAL COMMON STOCKS                                        23,389,888
(Cost $14,803,889)

U.S. TREASURY OBLIGATIONS -
9.4%

                                 PRINCIPAL AMOUNT (000S)                VALUE (NOTE 1) (000S)

U.S. Treasury Bonds:

 stripped principal:

 0% 2/15/19                      $ 533,000                              $ 177,718

 0% 8/15/19                       45,000                                 14,587

 0% 8/15/20                       941,300                                288,367

6.25% 8/15/23                     330,750                                372,610

7.625% 11/15/22                   128,000                                167,260

8.125% 8/15/19                    1,156,000                              1,555,178

TOTAL U.S. TREASURY OBLIGATIONS                            2,575,720
(Cost $2,085,624)

CASH EQUIVALENTS - 5.5%

                                 SHARES

Taxable Central Cash Fund (b)     1,526,262,202                          1,526,262
(Cost $1,526,262)

TOTAL INVESTMENT IN                                       $ 27,491,870
SECURITIES - 100%
(Cost $18,415,775)


LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 4.81%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Affiliated company (see Note 10 of Notes to Financial Statements). INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $18,445,908,000. Net unrealized appreciation aggregated $9,045,962,000, of which $9,919,499,000 related to appreciated investment securities and $873,537,000 related to depreciated investment securities.
The fund hereby designates approximately $996,365,000 as a capital gain dividend for the purpose of the dividend paid deduction. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) NOVEMBER
30, 1998

ASSETS

Investment in securities, at             $ 27,491,870
value (cost $18,415,775) -
See accompanying schedule

Receivable for investments                2,002
sold

Receivable for fund shares                28,527
sold

Dividends receivable                      21,750

Interest receivable                       39,659

Other receivables                         396

 TOTAL ASSETS                             27,584,204

LIABILITIES

Payable for fund shares        $ 45,529
redeemed

Accrued management fee          10,029

Distribution fees payable       11,526

Other payables and accrued      4,839
expenses

 TOTAL LIABILITIES                        71,923

NET ASSETS                               $ 27,512,281

Net Assets consist of:

Paid in capital                          $ 17,215,003

Undistributed net investment              204,660
income

Accumulated undistributed net             1,016,420
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               9,076,198
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                               $ 27,512,281

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) NOVEMBER
30, 1998

CALCULATION OF MAXIMUM              $49.33
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($359,107
(divided by) 7,279 shares)

Maximum offering price per          $52.34
share (100/94.25 of $49.33)

CLASS T: NET ASSET VALUE and        $49.63
redemption price per share
($24,802,061 (divided by)
499,706 shares)

Maximum offering price per          $51.43
share (100/96.50 of $49.63)

CLASS B: NET ASSET VALUE and        $49.12
offering price per share
($1,431,602 (divided by)
29,145 shares) A

CLASS C: NET ASSET VALUE and        $49.33
offering price per share
 ($301,078 (divided by) 6,103
shares) A

INSTITUTIONAL CLASS: NET            $49.78
ASSET VALUE, offering price
and redemption price   per
share ($618,433 (divided by)
12,424 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR
ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                            $ 261,564
Dividends (including $2,856
received from affiliated
issuers)

Interest                                      242,172

 TOTAL INCOME                                 503,736

EXPENSES

Management fee Basic fee         $ 144,943

 Performance adjustment           (31,888)

Transfer agent fees               40,833

Distribution fees                 125,058

Accounting fees and expenses      906

Non-interested trustees'          98
compensation

Custodian fees and expenses       737

Registration fees                 1,332

Audit                             134

Legal                             212

Reports to shareholders           694

Miscellaneous                     65

 Total expenses before            283,124
reductions

 Expense reductions               (1,801)     281,323

NET INVESTMENT INCOME                         222,413

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,043,788
(including realized gain
(loss) of   $3,634 on sales
of investments in affiliated
issuers)

 Foreign currency transactions    (646)       1,043,142

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,286,480

 Assets and liabilities in        93          3,286,573
foreign currencies

NET GAIN (LOSS)                               4,329,715

NET INCREASE (DECREASE) IN                   $ 4,552,128
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED NOVEMBER 30, 1998  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31, 1997
                                                             1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 222,413                     $ 16,383                      $ 248,319
income

 Net realized gain (loss)       1,043,142                     92,122                        1,262,890

 Change in net unrealized       3,286,573                     584,763                       2,623,684
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     4,552,128                     693,268                       4,134,893
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders   (230,393)                     -                             (225,025)
From net investment income

 From net realized gain         (1,268,193)                   -                             (596,509)

 TOTAL DISTRIBUTIONS            (1,498,586)                   -                             (821,534)

Share transactions -  net       3,085,219                     153,444                       2,638,031
increase (decrease)

  TOTAL INCREASE (DECREASE)     6,138,761                     846,712                       5,951,390
 IN NET ASSETS

NET ASSETS

 Beginning of period            21,373,520                    20,526,808                    14,575,418

 End of period (including      $ 27,512,281                  $ 21,373,520                  $ 20,526,808
undistributed net investment
income of $204,660, $201,723
and $199,910, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEARS ENDED OCTOBER 31,

                                 1998                     1997                          1997                     1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.02                  $ 42.57                       $ 35.39                  $ 32.86
period

Income from Investment
Operations

 Net investment income D          .48                      .04                           .54                      .09

 Net realized and unrealized      8.03                     1.41                          8.80                     2.44
gain (loss)

 Total from investment            8.51                     1.45                          9.34                     2.53
operations

Less Distributions

 From net investment income       (.60)                    -                             (.72)                    -

 From net realized gain           (2.60)                   -                             (1.44)                   -

 Total distributions              (3.20)                   -                             (2.16)                   -

Net asset value, end of period   $ 49.33                  $ 44.02                       $ 42.57                  $ 35.39

TOTAL RETURN B, C                 20.82%                   3.41%                         27.58%                   7.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 359                    $ 143                         $ 130                    $ 10
millions)

Ratio of expenses to average      .97%                     1.10% A, F                    1.05%                    1.48% A, F
net assets

Ratio of expenses to average      .96% G                   1.09% A, G                    1.04% G                  1.47% A, G
net assets after expense
reductions

Ratio of net investment           1.06%                    1.22% A                       1.36%                    1.74% A
income to average  net assets

Portfolio turnover                25%                      33% A                         35%                      33%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEARS ENDED OCTOBER 31,

                                 1998                     1997                          1997                     1996

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.20                  $ 42.76                       $ 35.41                  $ 30.89
period

Income from Investment
Operations

 Net investment   income          .42 D                    .03 D                         .55 D                    .61 D

 Net realized   and               8.08                     1.41                          8.78                     4.72
unrealized   gain (loss)

 Total from investment            8.50                     1.44                          9.33                     5.33
operations

Less Distributions

 From net investment   income     (.47)                    -                             (.54)                    (.41)

 From net   realized gain         (2.60)                   -                             (1.44)                   (.40)

 Total distributions              (3.07)                   -                             (1.98)                   (.81)

Net asset value, end of period   $ 49.63                  $ 44.20                       $ 42.76                  $ 35.41

TOTAL RETURN B, C                 20.63%                   3.37%                         27.43%                   17.61%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 24,802                 $ 20,411                      $ 19,652                 $ 14,315
millions)

Ratio of expenses to average      1.14%                    1.28% A                       1.18%                    1.34%
net assets

Ratio of expenses to average      1.13% E                  1.27% A, E                    1.17% E                  1.34%
net assets after expense
reductions

Ratio of net investment           .92%                     1.03% A                       1.39%                    1.88%
income to average net assets

Portfolio turnover                25%                      33% A                         35%                      33%





                                 1995      1994

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 26.62   $ 25.39
period

Income from Investment
Operations

 Net investment   income          .39       .22

 Net realized   and               5.31      1.92
unrealized   gain (loss)

 Total from investment            5.70      2.14
operations

Less Distributions

 From net investment   income     (.27)     (.07)

 From net   realized gain         (1.16)    (.84)

 Total distributions              (1.43)    (.91)

Net asset value, end of period   $ 30.89   $ 26.62

TOTAL RETURN B, C                 22.88%    8.71%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 9,691   $ 4,599
millions)

Ratio of expenses to average      1.59%     1.63%
net assets

Ratio of expenses to average      1.58% E   1.62% E
net assets after expense
reductions

Ratio of net investment           1.56%     1.12%
income to average net assets

Portfolio turnover                39%       43%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31,

                                 1998                     1997                          1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.02                  $ 42.60                       $ 37.62
period

Income from Investment
Operations

 Net investment income D          .14                      .02                           .13

 Net realized and unrealized      8.04                     1.40                          4.85
gain (loss)

 Total from investment            8.18                     1.42                          4.98
operations

Less Distributions

 From net investment income       (.48)                    -                             -

 From net realized gain           (2.60)                   -                             -

 Total distributions              (3.08)                   -                             -

Net asset value, end of period   $ 49.12                  $ 44.02                       $ 42.60

TOTAL RETURN B, C                 19.95%                   3.33%                         13.24%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,432                  $ 423                         $ 371
millions)

Ratio of expenses to average      1.71%                    1.85% A, F                    1.75% A
net assets

Ratio of expenses to average      1.70% G                  1.84% A, G                    1.74% A, G
net assets after  expense
reductions

Ratio of net investment           .31%                     .47% A                        .48% A
income to average net assets

Portfolio turnover                25%                      33% A                         35%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,

                                 1998                     1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 44.20                  $ 43.62
period

Income from Investment
Operations

 Net investment income D          .12                      .02

 Net realized and unrealized      8.08                     .56
gain (loss)

 Total from investment            8.20                     .58
operations

Less Distributions

 From net investment income       (.47)                    -

 From net realized gain           (2.60)                   -

 Total distributions              (3.07)                   -

Net asset value, end of period   $ 49.33                  $ 44.20

TOTAL RETURN B, C                 19.91%                   1.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 301                    $ 6
millions)

Ratio of expenses to average      1.70%                    1.85% A, F
net assets

Ratio of expenses to average      1.70%                    1.84% A, G
net assets after expense
reductions

Ratio of net investment           .27%                     .74% A
income to average net assets

Portfolio turnover                25%                      33% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEARS ENDED OCTOBER 31,

                                 1998                     1997                          1997                     1996

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 44.31                  $ 42.85                       $ 35.47                  $ 30.97
of period

Income from Investment
Operations

 Net investment income            .65 D                    .05 D                         .75 D                    .77 D

 Net realized and unrealized      8.10                     1.41                          8.78                     4.74
 gain (loss)

 Total from investment            8.75                     1.46                          9.53                     5.51
operations

Less Distributions

 From net investment income       (.68)                    -                             (.71)                    (.61)

 From net realized gain           (2.60)                   -                             (1.44)                   (.40)

 Total distributions              (3.28)                   -                             (2.15)                   (1.01)

Net asset value, end of period   $ 49.78                  $ 44.31                       $ 42.85                  $ 35.47

TOTAL RETURN B, C                 21.29%                   3.41%                         28.07%                   18.25%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 618                    $ 392                         $ 375                    $ 250
(in millions)

Ratio of expenses to average      .62%                     .71% A                        .66%                     .85%
net assets

Ratio of expenses to average      .61% F                   .70% A, F                     .65% F                   .84% F
net assets after expense
reductions

Ratio of net investment           1.43%                    1.60% A                       1.91%                    2.38%
income to average net assets

Portfolio turnover                25%                      33% A                         35%                      33%





                                 1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 29.04
of period

Income from Investment
Operations

 Net investment income            .12

 Net realized and unrealized      1.81
 gain (loss)

 Total from investment            1.93
operations

Less Distributions

 From net investment income       -

 From net realized gain           -

 Total distributions              -

Net asset value, end of period   $ 30.97

TOTAL RETURN B, C                 6.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 72
(in millions)

Ratio of expenses to average      .82% A
net assets

Ratio of expenses to average      .81% A, F
net assets after expense
reductions

Ratio of net investment           2.33% A
income to average net assets

Portfolio turnover                39%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $7,644,473,000 and $5,839,458,000, respectively, of which U.S. government and government agency obligations aggregated $166,298,000 and $490,060,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment advisor FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .46% of average net assets after the performance adjustment.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services.
For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC    RETAINED BY FDC

CLASS A   $ 637,000      $ 2,000

CLASS T    113,729,000    1,187,000

CLASS B    9,236,000      6,929,000

CLASS C    1,456,000      1,450,000

          $ 125,058,000  $ 9,568,000

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 103,000

CLASS T                1,832,000

CLASS B                178,000

CLASS C                124,000

INSTITUTIONAL CLASS    35,000

                      $ 2,272,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and on Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC   RETAINED BY FDC

CLASS A   $ 3,082,000   $ 1,252,000

CLASS T    11,634,000    4,534,000

CLASS B    1,990,000     1,990,000 *

CLASS C    98,000        98,000 *

          $ 16,804,000  $ 7,874,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :
                       AMOUNT        % OF AVERAGE NET ASSETS

CLASS A                $ 606,000     .24

CLASS T                 37,011,000   .16

CLASS B                 2,192,000    .24

CLASS C                 320,000      .22

INSTITUTIONAL CLASS     704,000      .14

                       $ 40,833,000

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,573,000 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,683,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $6,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
          TRANSFER AGENT CREDITS

CLASS T   $ 112,000

6. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of approximately 14% of the total outstanding shares of the fund.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:

                            YEAR ENDED NOVEMBER 30,  MONTH ENDED NOVEMBER 30,   YEAR ENDED OCTOBER 31,

                            1998                     1997                       1997

FROM NET INVESTMENT INCOME

Class A                     $ 1,998,000              $ -                        $ 340,000

Class T                      217,401,000              -                          219,398,000

Class B                      4,810,000                -                          -

Class C                      114,000                  -                          -

Institutional Class          6,070,000                -                          5,287,000

Total                       $ 230,393,000            $ -                        $ 225,025,000

FROM NET REALIZED GAIN

Class A                     $ 8,735,000              $ -                        $ 680,000

Class T                      1,209,164,000            -                          585,105,000

Class B                      26,330,000               -                          -

Class C                      675,000                  -                          -

Institutional Class          23,289,000               -                          10,724,000

Total                       $ 1,268,193,000          $ -                        $ 596,509,000

                            $ 1,498,586,000          $ -                        $ 821,534,000


8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

AMOUNTS IN THOUSANDS SHARES

                                YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED OCTOBER 31,

                                1998                     1997 B                        1997 A

CLASS A Shares sold              5,006                    225                           2,974

Reinvestment of distributions    245                      -                             27

Shares redeemed                  (1,215)                  (27)                          (244)

Net increase (decrease)          4,036                    198                           2,757

CLASS T Shares sold              100,805                  6,519                         116,907

Reinvestment of distributions    32,321                   -                             21,028

Shares redeemed                  (95,176)                 (4,329)                       (82,660)

Net increase (decrease)          37,950                   2,190                         55,275

CLASS B Shares sold              21,067                   938                           8,871

Reinvestment of distributions    667                      -                             -

Shares redeemed                  (2,187)                  (40)                          (171)

Net increase (decrease)          19,547                   898                           8,700

CLASS C Shares sold              6,462                    132

Reinvestment of distributions    15                       -

Shares redeemed                  (506)                    -

Net increase (decrease)          5,971                    132

INSTITUTIONAL CLASS Shares       6,993                    219                           6,006
sold

Reinvestment of distributions    595                      -                             346

Shares redeemed                  (4,004)                  (130)                         (4,658)

Net increase (decrease)          3,584                    89                            1,694



AMOUNTS IN THOUSANDS SHARES     DOLLARS

                                YEAR ENDED NOVEMBER 30,  ONE MONTH ENDED NOVEMBER 30,  YEAR ENDED  OCTOBER 31,

                                1998                     1997 B                        1997 A

CLASS A Shares sold             $ 225,955                $ 9,817                       $ 117,909

Reinvestment of distributions    10,085                   -                             980

Shares redeemed                  (55,006)                 (1,181)                       (9,793)

Net increase (decrease)         $ 181,034                $ 8,636                       $ 109,096

CLASS T Shares sold             $ 4,546,813              $ 284,968                     $ 4,556,363

Reinvestment of distributions    1,340,827                -                             753,684

Shares redeemed                  (4,297,357)              (188,917)                     (3,203,810)

Net increase (decrease)         $ 1,590,283              $ 96,051                      $ 2,106,237

CLASS B Shares sold             $ 950,442                $ 40,834                      $ 361,076

Reinvestment of distributions    27,524                   -                             -

Shares redeemed                  (97,688)                 (1,738)                       (7,098)

Net increase (decrease)         $ 880,278                $ 39,096                      $ 353,978

CLASS C Shares sold             $ 292,437                $ 5,792

Reinvestment of distributions    602                      -

Shares redeemed                  (22,628)                 (12)

Net increase (decrease)         $ 270,411                $ 5,780

INSTITUTIONAL CLASS Shares      $ 319,599                $ 9,609                       $ 232,509
sold

Reinvestment of distributions    24,612                   -                             12,382

Shares redeemed                  (180,998)                (5,728)                       (176,171)

Net increase (decrease)         $ 163,213                $ 3,881                       $ 68,720


A SHARE TRANSACTIONS FOR CLASS B ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1997.
B SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 38,000

CLASS T                1,145,000

CLASS B                73,000

CLASS C                37,000

INSTITUTIONAL CLASS    39,000

                      $ 1,332,000

10. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
PERIOD ENDED NOVEMBER 30, 1998
AMOUNTS IN THOUSANDS
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
AmeriSource Health Corp. Class A  $ 14,974 $ - $ - $ 84,154
Burlington Industries, Inc.   25,617  -  -  57,348
Cherry Corp. Class B   -  -  -  -
Cummins Engine Co., Inc.   -  -  594  80,223
Discount Auto Parts, Inc.   7,952  -  -  31,758
Fleetwood Enterprises, Inc.   -  6,227  -  -
Kaufman & Broad Home Corp.   9,845  -  842  75,933
LAM Research Corp.   -  -  -  37,725
Liz Claiborne, Inc.   35,090  -  1,280  148,217
MGIC Investment Corp.   3,496  -  140  246,371
Policy Management Systems Corp.   -  1,712  -  -
Revlon, Inc. Class A   4,609  -  -  26,694
SCI Systems, Inc.   24,371  -  -  189,010
Solectron Corp.   61,636  -  -  583,118
Ultratech Stepper, Inc.   8,590  -  -  31,588
TOTALS  $ 196,180 $ 7,939 $ 2,856 $ 1,592,139
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Growth Opportunities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Growth Opportunities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

INSTITUTIONAL CLASS
PAY DATE 12/15/97 1/5/98 12/14/98 1/11/99
RECORD DATE 12/12/97 1/2/98 12/11/98 1/8/99
DIVIDENDS $0.68 - $0.60 -
SHORT-TERM
CAPITAL GAINS $0.79 - - -
LONG-TERM
CAPITAL GAINS $1.60 $0.21 $1.66 $0.03
LONG-TERM
CAPITAL GAIN PERCENTAGE:
 28% rate 57.08% - - -
 20% rate 42.92% 100% 100% 100%


A total of 14.66% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 6% of the dividends distributed during the fiscal year for the Institutional Class qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.






INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
 Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
George A. Vanderheiden, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional
 Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(REGISTERED TRADEMARK)
LARGE CAP
FUND - CLASS A, CLASS T, CLASS B AND CLASS C
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   24  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  33  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  42  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          43


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR LARGE CAP FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV LARGE CAP - CL A     26.69%       78.09%

FIDELITY ADV LARGE CAP - CL A     19.41%       67.85%
(INCL. 5.75% SALES CHARGE)

S&P 500 (registered trademark)    23.66%       91.10%

Growth Funds Average              14.32%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV LARGE CAP - CL A  26.69%       23.09%

FIDELITY ADV LARGE CAP - CL A  19.41%       20.49%
(INCL. 5.75% SALES CHARGE)

S&P 500                        23.66%       26.25%

Growth Funds Average           14.32%       n/a

AVERAGE ANNUAL RETURNS take Class A's cumulative return and show you what
would have happened if Class A had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Large Cap -CL A          S&P 500
             00250                       SP001
  1996/02/20       9425.00                    10000.00
  1996/02/29       9453.28                    10003.76
  1996/03/31       9481.55                    10100.10
  1996/04/30       9547.53                    10248.98
  1996/05/31       9745.45                    10513.30
  1996/06/30       9792.58                    10553.35
  1996/07/31       9321.33                    10087.11
  1996/08/31       9622.93                    10299.84
  1996/09/30      10273.25                    10879.52
  1996/10/31      10386.35                    11179.57
  1996/11/30      11149.78                    12024.64
  1996/12/31      10885.74                    11786.43
  1997/01/31      11435.96                    12522.85
  1997/02/28      11236.66                    12621.03
  1997/03/31      10648.25                    12102.43
  1997/04/30      11132.27                    12824.94
  1997/05/31      11863.03                    13605.73
  1997/06/30      12280.61                    14215.26
  1997/07/31      13210.67                    15346.37
  1997/08/31      12736.15                    14486.67
  1997/09/30      13409.97                    15280.10
  1997/10/31      12906.98                    14769.75
  1997/11/30      13248.63                    15453.44
  1997/12/31      13472.27                    15718.77
  1998/01/31      13553.08                    15892.62
  1998/02/28      14593.29                    17038.80
  1998/03/31      15269.93                    17911.36
  1998/04/30      15370.92                    18091.54
  1998/05/31      15078.05                    17780.55
  1998/06/30      15997.07                    18502.80
  1998/07/31      16027.37                    18305.74
  1998/08/31      13643.97                    15659.10
  1998/09/30      14764.97                    16662.22
  1998/10/31      15744.59                    18017.52
  1998/11/30      16784.81                    19109.57
IMATRL PRASUN   SHR__CHT 19981130 19981214 162157 R00000000000037
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class A on February 20, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $16,785 - a 67.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,110 - a 91.10% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR LARGE CAP FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV LARGE CAP - CL T    26.77%       78.15%

FIDELITY ADV LARGE CAP - CL T    22.34%       71.92%
(INCL. 3.50% SALES CHARGE)

S&P 500                          23.66%       91.10%

Growth Funds Average             14.32%       n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV LARGE CAP - CL T  26.77%       23.11%

FIDELITY ADV LARGE CAP - CL T  22.34%       21.54%
(INCL. 3.50% SALES CHARGE)

S&P 500                        23.66%       26.25%

Growth Funds Average           14.32%       n/a

AVERAGE ANNUAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Large Cap -CL T          S&P 500
             00534                       SP001
  1996/02/20       9650.00                    10000.00
  1996/02/29       9678.95                    10003.76
  1996/03/31       9707.90                    10100.10
  1996/04/30       9775.45                    10248.98
  1996/05/31       9978.10                    10513.30
  1996/06/30      10026.35                    10553.35
  1996/07/31       9543.85                    10087.11
  1996/08/31       9852.65                    10299.84
  1996/09/30      10518.50                    10879.52
  1996/10/31      10634.30                    11179.57
  1996/11/30      11406.30                    12024.64
  1996/12/31      11135.97                    11786.43
  1997/01/31      11698.46                    12522.85
  1997/02/28      11494.76                    12621.03
  1997/03/31      10893.34                    12102.43
  1997/04/30      11388.05                    12824.94
  1997/05/31      12144.67                    13605.73
  1997/06/30      12561.78                    14215.26
  1997/07/31      13522.10                    15346.37
  1997/08/31      13046.79                    14486.67
  1997/09/30      13735.51                    15280.10
  1997/10/31      13221.40                    14769.75
  1997/11/30      13560.90                    15453.44
  1997/12/31      13788.50                    15718.77
  1998/01/31      13871.01                    15892.62
  1998/02/28      14953.87                    17038.80
  1998/03/31      15655.16                    17911.36
  1998/04/30      15747.98                    18091.54
  1998/05/31      15459.21                    17780.55
  1998/06/30      16397.70                    18502.80
  1998/07/31      16428.64                    18305.74
  1998/08/31      13984.45                    15659.10
  1998/09/30      15129.20                    16662.22
  1998/10/31      16129.56                    18017.52
  1998/11/30      17191.80                    19109.57
IMATRL PRASUN   SHR__CHT 19981130 19981214 163024 R00000000000037
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $17,192 - a 71.92% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,110 - a 91.10% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR LARGE CAP FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and the life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV LARGE CAP - CL B    26.15%       75.48%

FIDELITY ADV LARGE CAP - CL B    21.15%       72.48%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          23.66%       91.10%

Growth Funds Average             14.32%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV LARGE CAP - CL B  26.15%       22.44%

FIDELITY ADV LARGE CAP - CL B  21.15%       21.68%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                        23.66%       26.25%

Growth Funds Average           14.32%       n/a

AVERAGE ANNUAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND

             FA Large Cap -CL B          S&P 500
             00535                       SP001
  1996/02/20      10000.00                    10000.00
  1996/02/29      10020.00                    10003.76
  1996/03/31      10060.00                    10100.10
  1996/04/30      10120.00                    10248.98
  1996/05/31      10330.00                    10513.30
  1996/06/30      10370.00                    10553.35
  1996/07/31       9860.00                    10087.11
  1996/08/31      10180.00                    10299.84
  1996/09/30      10860.00                    10879.52
  1996/10/31      10970.00                    11179.57
  1996/11/30      11770.00                    12024.64
  1996/12/31      11479.86                    11786.43
  1997/01/31      12052.28                    12522.85
  1997/02/28      11831.32                    12621.03
  1997/03/31      11218.67                    12102.43
  1997/04/30      11720.85                    12824.94
  1997/05/31      12484.16                    13605.73
  1997/06/30      12916.03                    14215.26
  1997/07/31      13890.26                    15346.37
  1997/08/31      13398.12                    14486.67
  1997/09/30      14101.17                    15280.10
  1997/10/31      13568.86                    14769.75
  1997/11/30      13910.34                    15453.44
  1997/12/31      14144.86                    15718.77
  1998/01/31      14219.32                    15892.62
  1998/02/28      15325.39                    17038.80
  1998/03/31      16037.95                    17911.36
  1998/04/30      16123.03                    18091.54
  1998/05/31      15825.25                    17780.55
  1998/06/30      16771.78                    18502.80
  1998/07/31      16793.05                    18305.74
  1998/08/31      14283.14                    15659.10
  1998/09/30      15453.01                    16662.22
  1998/10/31      16463.36                    18017.52
  1998/11/30      17248.00                    19109.57
IMATRL PRASUN   SHR__CHT 19981130 19981223 114742 R00000000000037


$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class B on February 20, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $17,248 - a 72.48% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,110 - a 91.10% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FIDELITY ADVISOR LARGE CAP FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between February 20, 1996 and November 3, 1997 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year and the life of fund total return figure is 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,       PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV LARGE CAP - CL C    25.79%       74.98%

FIDELITY ADV LARGE CAP - CL C    24.79%       74.98%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                          23.66%       91.10%

Growth Funds Average             14.32%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, market capitaliztion-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 961 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV LARGE CAP - CL C  25.79%       22.31%

FIDELITY ADV LARGE CAP - CL C  24.79%       22.31%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P 500                        23.66%       26.25%

Growth Funds Average           14.32%       n/a

AVERAGE ANNUAL RETURNS take Class C's cumulative return and show you what
would have happened if Class C had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Large Cap -CL C          S&P 500
             00483                       SP001
  1996/02/20      10000.00                    10000.00
  1996/02/29      10020.00                    10003.76
  1996/03/31      10060.00                    10100.10
  1996/04/30      10120.00                    10248.98
  1996/05/31      10330.00                    10513.30
  1996/06/30      10370.00                    10553.35
  1996/07/31       9860.00                    10087.11
  1996/08/31      10180.00                    10299.84
  1996/09/30      10860.00                    10879.52
  1996/10/31      10970.00                    11179.57
  1996/11/30      11770.00                    12024.64
  1996/12/31      11479.86                    11786.43
  1997/01/31      12052.28                    12522.85
  1997/02/28      11831.32                    12621.03
  1997/03/31      11218.67                    12102.43
  1997/04/30      11720.85                    12824.94
  1997/05/31      12484.16                    13605.73
  1997/06/30      12916.03                    14215.26
  1997/07/31      13890.26                    15346.37
  1997/08/31      13398.12                    14486.67
  1997/09/30      14101.17                    15280.10
  1997/10/31      13568.86                    14769.75
  1997/11/30      13910.25                    15453.44
  1997/12/31      14133.78                    15718.77
  1998/01/31      14218.42                    15892.62
  1998/02/28      15329.23                    17038.80
  1998/03/31      16027.46                    17911.36
  1998/04/30      16112.09                    18091.54
  1998/05/31      15815.87                    17780.55
  1998/06/30      16746.84                    18502.80
  1998/07/31      16768.00                    18305.74
  1998/08/31      14260.73                    15659.10
  1998/09/30      15413.86                    16662.22
  1998/10/31      16418.88                    18017.52
  1998/11/30      17497.96                    19109.57
IMATRL PRASUN   SHR__CHT 19981130 19981214 162912 R00000000000037
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class C on February 20, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment, would have been $17,498 - a 74.98% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,110 - a 91.10% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Karen Firestone, Portfolio Manager of Fidelity Advisor Large Cap Fund
Q. HOW DID THE FUND PERFORM, KAREN?
A. For the 12 months that ended November 30, 1998, the fund's Class A, Class T, Class B and Class C shares returned 26.69%, 26.77%, 26.15% and 25.79%, respectively. The growth funds average, as tracked by Lipper Analytical Services, was up 14.32% for the same period, while the Standard & Poor's 500 Index returned 23.66% over the past year.
Q. THE FUND'S STRONG RETURNS OVER THE PAST YEAR ARE NOT NECESSARILY SURPRISING GIVEN THAT LARGE-CAPITALIZATION STOCKS GENERALLY OUTPERFORMED THE REST OF THE MARKET OVER THAT PERIOD. THAT SAID, WHY DID THE FUND PERFORM BETTER THAN THE S&P 500 INDEX AND SIGNIFICANTLY BETTER THAN ITS PEERS?
A. Mostly for two reasons. First, I believe the fund had a larger weighting in a number of the period's top-performing, large-cap stocks than did its competitors and even, to some extent, than the S&P 500. That's largely because when the market stumbled in July and August of 1998, many of my competitors became leery of large growth stocks with high price-to-earnings ratios. As a result, I believe they sold out of many of these stocks or reduced their weightings in them. I took the opposite approach and continued to hold these stocks. In the very short term, my peers made the right decision - these stocks were hit the hardest as the market dropped. However, when the market picked up in the following months, these stocks became the market leaders. Because I held on to such rebounding stocks as pharmaceutical giant Merck and Intel, the dominant name in the microprocessor business, the fund got a boost relative to similar funds and the S&P 500.
Q. WHAT WAS THE SECOND REASON THE FUND DID SO WELL?
A. Good stock selection. In addition to my holdings in very-large-capitalization stocks, I also owned a handful of strong-performing smaller names that, as far as I know, most of my competitors did not. For example, the fund benefited from its investment in Dominick's Supermarket, a grocery store chain that was acquired by Safeway during the period, and Internet and cable stocks.
Q. IN TERMS OF THE FUND'S VERY-LARGE-CAPITALIZATION STOCKS, WHAT SPECIFIC HOLDINGS HELPED THE FUND THE MOST?
A. In general, the fund benefited the most from its top-10 holdings in the health care, communications and technology sectors. As I just noted, pharmaceutical company Merck saw strong revenue growth in the third quarter. Another top-10 holding in the health care sector, Pfizer, also helped the fund. After Pfizer introduced Viagra and the company recovered from initial profit estimates that were too high, I significantly increased the fund's holdings in this company. In terms of communication stocks, the recently merged company MCI WorldCom - the biggest player in the new age of communications - enjoyed a strong year of outperformance. In technology, Intel generated a huge amount of cash flow, and Microsoft saw strong growth and excellent profit margins over the period. Outside of these sectors, top-10 holding General Electric benefited from excellent management, continued strong market share, margin improvements and a solid performance by its financial services division. It is well positioned in all segments of its business - from finance to appliances.
Q. DID YOU REGRET ANY OF THE INVESTMENT DECISIONS YOU MADE OVER THE
PERIOD?
A. Sure. For instance, I wish I had bought more technology stocks - especially PC manufacturer Dell and computer networking company Cisco
- in the third quarter when prices were low.
Q. KAREN, WHAT'S YOUR OUTLOOK FOR THE FUND?
A. My goal is to remain positioned in sectors and specific stocks that achieve higher growth in sales and earnings than the S&P 500 index. Short term, I need to and expect to focus on a market that is showing rapid group rotation. By this I mean that in the current market, investors love pharmaceutical stocks one week, then three weeks later these stocks are out of favor and retail stocks, for instance, are strong. The swings in prices can be extreme, so I have to be nimble and anticipate these changes in market direction. Going forward, I plan to modify the fund's holdings for the short term based on market conditions, without losing site of its long-term goals.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KAREN FIRESTONE ON THE
FUND'S FOREIGN EXPOSURE:
"In general, I tend to invest
approximately five to seven
percent of the fund in foreign
companies. Of course, it's
important to keep in mind that many
large-capitalization companies have
broad international interests.
Therefore, the fund has some
additional foreign exposure
related to these holdings.
"The foreign stocks that were the
standouts over this period were
mostly located in Europe.
SmithKline Beecham, a British
pharmaceutical company, and
Castorama, a French superstore
similar to Home Depot, both
turned in strong results.
"The fund has never had any large,
direct exposure to Asian
companies, although some of the
fund's large technology stocks
were hurt - at least in the short
term - by slowing demand in
that part of the world. Currently, I
am seeking what I consider to be
an appropriate level of risk on
several investments in Asia. In
some cases, I think lower stock
prices justify a higher risk level."
FUND FACTS
GOAL: to seek long-term
growth of capital by investing
primarily in companies with
market capitalization greater
than $1 billion at the time
of investment
START DATE: February 20,
1996
SIZE: as of November 30,
1998, more than $136
million
MANAGER: Karen Firestone,
since April 1998; joined
Fidelity in 1983
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

General Electric Co.            3.4                      4.3

Microsoft Corp.                 3.4                      2.7

Intel Corp.                     2.9                      1.7

Pfizer, Inc.                    2.5                      0.8

Philip Morris Companies, Inc.   2.5                      1.4

Merck & Co., Inc.               2.4                      2.7

Coca-Cola Co. (The)             2.0                      3.0

Lilly (Eli) & Co.               1.9                      0.4

Bristol-Myers Squibb Co.        1.9                      2.7

MCI WorldCom, Inc.              1.8                      2.1

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      22.4                     18.4

HEALTH                          21.9                     17.7

NONDURABLES                     12.8                     10.8

FINANCE                         9.7                      11.8

RETAIL & WHOLESALE              7.1                      8.0


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 95.8
Row: 1, Col: 2, Value: 4.2
Stocks 96.9%

Short-term
investments 3.1%
FOREIGN
INVESTMENTS 7.9%
Stocks 95.8%

Short-term
investments 4.2%
FOREIGN
INVESTMENTS 5.8%
Row: 1, Col: 1, Value: 96.90000000000001
Row: 1, Col: 2, Value: 3.1
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 95.8%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.3%

Boeing Co.                        9,800                          $ 398,125

BASIC INDUSTRIES - 0.9%

CHEMICALS & PLASTICS - 0.5%

Monsanto Co.                      15,100                          684,219

PACKAGING & CONTAINERS - 0.4%

Owens-Illinois, Inc. (a)          17,140                          550,623

TOTAL BASIC INDUSTRIES                                            1,234,842

DURABLES - 1.4%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Honda Motor Co. Ltd.              4,100                           297,250
sponsored ADR

CONSUMER ELECTRONICS - 0.3%

Black & Decker Corp.              7,900                           428,081

HOME FURNISHINGS - 0.4%

Leggett & Platt, Inc.             22,000                          499,125

TEXTILES & APPAREL - 0.5%

Boss (Hugo) AG                    151                             249,587

NIKE, Inc. Class B                11,500                          460,000

                                                                  709,587

TOTAL DURABLES                                                    1,934,043

ENERGY - 3.0%

ENERGY SERVICES - 0.9%

Baker Hughes, Inc.                20,700                          379,069

Halliburton Co.                   12,800                          376,000

Schlumberger Ltd.                 9,800                           437,938

                                                                  1,193,007

OIL & GAS - 2.1%

British Petroleum Co. PLC ADR     4,900                           451,413

Exxon Corp.                       900                             67,556

Royal Dutch Petroleum Co. (NY     6,700                           314,900
Registry Gilder 1.25)

Texaco, Inc.                      10,500                          604,406

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Total SA sponsored ADR            15,500                         $ 947,438

USX-Marathon Group                14,800                          419,950

                                                                  2,805,663

TOTAL ENERGY                                                      3,998,670

FINANCE - 9.7%

BANKS - 1.2%

AmSouth Bancorp                   9,600                           405,600

Bank of Ireland, Inc.             13,600                          282,052

Bank of New York Co., Inc.        19,060                          652,805

Bank One Corp.                    6,800                           348,925

                                                                  1,689,382

CREDIT & OTHER FINANCE - 2.4%

American Express Co.              11,230                          1,123,702

Associates First Capital          8,500                           661,938
Corp.

Fleet Financial Group, Inc.       25,800                          1,075,538

Household International, Inc.     8,890                           347,821

                                                                  3,208,999

FEDERAL SPONSORED CREDIT - 2.5%

Fannie Mae                        27,570                          2,005,718

Freddie Mac                       22,900                          1,385,450

                                                                  3,391,168

INSURANCE - 2.7%

Ambac Financial Group, Inc.       9,100                           555,100

American International Group,     9,600                           902,400
Inc.

Hartford Financial Services       12,300                          678,806
Group, Inc.

MGIC Investment Corp.             7,100                           311,956

Progressive Corp.                 4,700                           697,363

UNUM Corp.                        8,480                           456,860

                                                                  3,602,485

SAVINGS & LOANS - 0.9%

Charter One Financial, Inc.       19,005                          564,211

Dime Bancorp, Inc.                22,400                          595,000

                                                                  1,159,211

TOTAL FINANCE                                                     13,051,245

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

HEALTH - 21.9%

DRUGS & PHARMACEUTICALS - 17.2%

American Home Products Corp.      25,640                         $ 1,365,330

Amgen, Inc. (a)                   18,500                          1,392,125

Bristol-Myers Squibb Co.          20,580                          2,522,336

Elan Corp. PLC ADR (a)            12,000                          817,500

Genentech, Inc. (special) (a)     7,700                           539,481

Glaxo Wellcome PLC sponsored      12,100                          768,350
ADR

Lilly (Eli) & Co.                 28,800                          2,583,000

Merck & Co., Inc.                 21,070                          3,263,216

Millennium Pharmaceuticals,       12,300                          250,613
Inc. (a)

Pfizer, Inc.                      30,500                          3,404,563

Pharmacia & Upjohn, Inc.          22,100                          1,150,581

Protein Design Labs, Inc. (a)     15,900                          349,800

Schering-Plough Corp.             20,160                          2,144,520

SmithKline Beecham PLC ADR        12,700                          773,906

Warner-Lambert Co.                24,000                          1,812,000

                                                                  23,137,321

MEDICAL EQUIPMENT & SUPPLIES
- 4.0%

Abbott Laboratories               23,700                          1,137,600

Becton, Dickinson & Co.           8,000                           340,000

Guidant Corp.                     10,200                          875,288

Johnson & Johnson                 21,240                          1,725,750

Medtronic, Inc.                   17,700                          1,198,069

                                                                  5,276,707

MEDICAL FACILITIES MANAGEMENT
- 0.7%

Health Management Associates,     28,288                          613,496
Inc. Class A (a)

Humana, Inc. (a)                  17,400                          344,738

                                                                  958,234

TOTAL HEALTH                                                      29,372,262

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.0%

ELECTRICAL EQUIPMENT - 3.7%

General Electric Co.              50,400                          4,561,189

Honeywell, Inc.                   4,800                           383,700

                                                                  4,944,889

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

ASM Lithography Holdings N V      12,800                         $ 362,400
(a)

TOTAL INDUSTRIAL MACHINERY &                                      5,307,289
EQUIPMENT

MEDIA & LEISURE - 6.6%

BROADCASTING - 3.6%

Cablevision Systems Corp.         13,000                          537,875
Class A (a)

CBS Corp.                         41,600                          1,240,200

Comcast Corp. Class A             32,300                          1,566,550
(special)

MediaOne Group, Inc.              14,700                          595,350

Time Warner, Inc.                 9,200                           972,900

                                                                  4,912,875

ENTERTAINMENT - 1.5%

Disney (Walt) Co.                 44,200                          1,422,688

Tele-Communications, Inc.         30,700                          608,244
(TCI Ventures Group) Series
A (a)

                                                                  2,030,932

PUBLISHING - 0.6%

Tribune Co.                       11,400                          731,025

RESTAURANTS - 0.9%

McDonald's Corp.                  17,700                          1,240,106

TOTAL MEDIA & LEISURE                                             8,914,938

NONDURABLES - 12.8%

BEVERAGES - 4.2%

Anheuser-Busch Companies,         18,400                          1,115,500
Inc.

Cadbury Schweppes PLC ADR         10,100                          609,788

Coca-Cola Co. (The)               37,600                          2,634,350

PepsiCo, Inc.                     31,680                          1,225,620

                                                                  5,585,258

FOODS - 2.7%

Heinz (H.J.) Co.                  13,900                          810,544

Hershey Foods Corp.               8,400                           564,900

Nestle SA (Reg.)                  335                             696,840

Quaker Oats Co.                   13,100                          804,013

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

NONDURABLES - CONTINUED

FOODS - CONTINUED

Raisio Group PLC                  15,100                         $ 195,864

Sara Lee Corp.                    8,900                           519,538

                                                                  3,591,699

HOUSEHOLD PRODUCTS - 3.4%

Clorox Co.                        5,800                           644,163

Colgate-Palmolive Co.             3,400                           291,125

Gillette Co.                      26,800                          1,231,125

Procter & Gamble Co.              24,300                          2,129,288

Revlon, Inc. Class A (a)          14,700                          303,188

                                                                  4,598,889

TOBACCO - 2.5%

Philip Morris Companies, Inc.     60,380                          3,377,506

TOTAL NONDURABLES                                                 17,153,352

RETAIL & WHOLESALE - 7.1%

APPAREL STORES - 0.9%

Abercrombie & Fitch Co. Class     11,504                          644,224
A (a)

Gap, Inc.                         7,600                           559,075

                                                                  1,203,299

DRUG STORES - 0.9%

CVS Corp.                         9,700                           478,938

Walgreen Co.                      14,500                          778,469

                                                                  1,257,407

GENERAL MERCHANDISE STORES -
2.7%

Dayton Hudson Corp.               7,500                           337,500

Federated Department Stores,      25,700                          1,071,369
Inc. (a)

Wal-Mart Stores, Inc.             28,800                          2,169,000

                                                                  3,577,869

GROCERY STORES - 0.8%

Safeway, Inc. (a)                 19,900                          1,050,969

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.8%

Amazon.com, Inc. (a)              1,500                           288,000

Best Buy Co., Inc. (a)            6,800                           391,850

Castorama Dubois                  1,500                           303,617
Investissements SA

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Home Depot, Inc.                  19,800                         $ 985,050

Staples, Inc. (a)                 14,800                          517,075

                                                                  2,485,592

TOTAL RETAIL & WHOLESALE                                          9,575,136

SERVICES - 1.1%

ADVERTISING - 1.1%

Omnicom Group, Inc.               14,040                          750,263

Outdoor Systems, Inc. (a)         15,100                          407,700

WPP Group PLC sponsored ADR       6,100                           338,550

                                                                  1,496,513

TECHNOLOGY - 22.4%

COMMUNICATIONS EQUIPMENT - 3.9%

3Com Corp. (a)                    12,400                          479,725

Ascend Communications, Inc.       17,600                          988,900
(a)

Cisco Systems, Inc. (a)           28,362                          2,137,786

Lucent Technologies, Inc.         19,300                          1,661,006

                                                                  5,267,417

COMPUTER SERVICES & SOFTWARE
- 7.6%

America Online, Inc.              12,600                          1,103,288

At Home Corp. Series A (a)        5,900                           343,675

Ceridian Corp. (a)                100                             6,506

CNET, Inc. (a)                    6,500                           344,906

Computer Associates               14,500                          641,625
International, Inc.

Compuware Corp. (a)               6,000                           373,500

Electronic Data Systems Corp.     15,900                          620,100

Equifax, Inc.                     10,390                          431,185

First Data Corp.                  21,400                          571,113

Microsoft Corp. (a)               37,200                          4,538,400

Oracle Corp. (a)                  17,500                          599,375

Siebel Systems, Inc. (a)          12,500                          303,125

Yahoo!, Inc. (a)                  1,700                           326,400

                                                                  10,203,198

COMPUTERS & OFFICE EQUIPMENT
- 5.2%

Compaq Computer Corp.             32,500                          1,056,250

Dell Computer Corp. (a)           26,800                          1,629,775

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

EMC Corp. (a)                     14,300                         $ 1,036,750

Gateway 2000, Inc. (a)            5,400                           303,075

Hewlett-Packard Co.               14,100                          884,775

International Business            6,600                           1,089,000
Machines Corp.

Pitney Bowes, Inc.                11,820                          661,920

Tech Data Corp. (a)               8,700                           350,175

                                                                  7,011,720

ELECTRONIC INSTRUMENTS - 0.9%

Applied Materials, Inc. (a)       17,300                          670,375

Perkin-Elmer Corp.                6,000                           559,500

                                                                  1,229,875

ELECTRONICS - 4.8%

Altera Corp. (a)                  14,100                          691,781

Intel Corp.                       35,800                          3,852,975

Micron Technology, Inc. (a)       13,300                          549,456

Texas Instruments, Inc.           12,900                          985,238

Vitesse Semiconductor Corp.       9,100                           324,188
(a)

                                                                  6,403,638

TOTAL TECHNOLOGY                                                  30,115,848

UTILITIES - 4.6%

CELLULAR - 0.4%

AirTouch Communications, Inc.     9,100                           520,406
(a)

ELECTRIC UTILITY - 0.3%

CMS Energy Corp.                  7,500                           365,625

TELEPHONE SERVICES - 3.9%

ALLTEL Corp.                      9,500                           503,500

AT&T Corp.                        13,800                          859,913

Bell Atlantic Corp.               7,900                           439,438

BellSouth Corp.                   4,600                           401,350

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Global TeleSystems Group,         8,000                          $ 347,250
Inc. (a)

MCI WorldCom, Inc. (a)            42,233                          2,491,747

RCN Corp. (a)                     13,900                          236,300

                                                                  5,279,498

TOTAL UTILITIES                                                   6,165,529

TOTAL COMMON STOCKS                                128,717,792
(Cost $104,760,993)

CASH EQUIVALENTS - 4.2%

                                 MATURITY AMOUNT

Investments in repurchase        $ 5,619,819                      5,619,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98
(Cost $5,619,000)

TOTAL INVESTMENT IN                               $ 134,336,792
SECURITIES - 100%
(Cost $110,379,993)


LEGEND
(a) Non-income producing
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $111,563,667. Net unrealized appreciation aggregated $22,773,125, of which $25,382,736 related to appreciated investment securities and $2,609,611 related to depreciated investment securities.
The fund hereby designates approximately $3,477,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at                $ 134,336,792
value (including repurchase
agreements of $5,619,000)
(cost $110,379,993) -  See
accompanying schedule

Cash                                         399

Receivable for investments                   2,438,923
sold

Receivable for fund shares                   1,901,708
sold

Dividends receivable                         108,193

 TOTAL ASSETS                                138,786,015

LIABILITIES

Payable for investments        $ 2,215,787
purchased

Payable for fund shares         302,264
redeemed

Accrued management fee          64,256

Distribution fees payable       65,789

Other payables and accrued      65,448
expenses

 TOTAL LIABILITIES                           2,713,544

NET ASSETS                                  $ 136,072,471

Net Assets consist of:

Paid in capital                             $ 102,330,671

Accumulated undistributed net                9,784,785
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  23,957,015
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 136,072,471

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $16.62
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($4,253,562 (divided by)
255,901 shares)

Maximum offering price per         $17.63
share (100/94.25 of $16.62)

CLASS T: NET ASSET VALUE and       $16.67
redemption price per share
($81,454,733 (divided by)
4,884,844 shares)

Maximum offering price per         $17.27
share (100/96.50 of $16.67)

CLASS B: NET ASSET VALUE and       $16.50
offering price per share
($37,229,368 (divided by)
2,256,257 shares) A

CLASS C: NET ASSET VALUE and       $16.54
offering price per share
($4,392,897 (divided by)
265,605 shares) A

INSTITUTIONAL CLASS: NET           $16.77
ASSET VALUE, offering price
and redemption price   per
share ($8,741,911 (divided
by) 521,146 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                             $ 893,491
Dividends

Interest                                       232,302

 TOTAL INCOME                                  1,125,793

EXPENSES

Management fee                   $ 585,604

Transfer agent fees               215,301

Distribution fees                 594,869

Accounting fees and expenses      65,096

Non-interested trustees'          343
compensation

Custodian fees and expenses       20,453

Registration fees                 70,138

Audit                             29,554

Legal                             757

Miscellaneous                     2,631

 Total expenses before            1,584,746
reductions

 Expense reductions               (24,441)     1,560,305

NET INVESTMENT INCOME (LOSS)                   (434,512)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            10,377,898

 Foreign currency transactions    (5,724)      10,372,174

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            13,461,436

 Assets and liabilities in        216          13,461,652
foreign currencies

NET GAIN (LOSS)                                23,833,826

NET INCREASE (DECREASE) IN                    $ 23,399,314
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1998  YEAR ENDED NOVEMBER 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (434,512)                   $ (164,296)
income (loss)

 Net realized gain (loss)       10,372,174                    5,078,595

 Change in net unrealized       13,461,652                    5,508,711
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     23,399,314                    10,423,010
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (4,313,011)                   (257,587)
from net realized gain

Share transactions - net        44,376,848                    16,942,203
increase (decrease)

  TOTAL INCREASE (DECREASE)     63,463,151                    27,107,626
IN NET ASSETS

NET ASSETS

 Beginning of period            72,609,320                    45,501,694

 End of period                 $ 136,072,471                 $ 72,609,320


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.96                   $ 11.83   $ 10.21
period

Income from Investment
Operations

 Net investment income (loss)     (.05)                     (.04)     -
D

 Net realized and unrealized      3.54                      2.25      1.62
gain (loss)

 Total from investment            3.49                      2.21      1.62
operations

Less Distributions

 From net realized gain           (.83)                     (.08)     -

Net asset value, end of period   $ 16.62                   $ 13.96   $ 11.83

TOTAL RETURN B, C                 26.69%                    18.82%    15.87%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,254                   $ 2,330   $ 503
(000 omitted)

Ratio of expenses to average      1.46% E                   1.75% E   1.75% A, E
net assets

Ratio of expenses to average      1.44% F                   1.72% F   1.75% A
net assets after  expense
reductions

Ratio of net investment           (.31)%                    (.34)%    .11% A
income (loss) to average
net assets

Portfolio turnover                141%                      93%       59% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
FINANCIAL HIGHLIGHTS - CLASS T

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.98                   $ 11.82   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.05)                     (.02)     (.01)
D

 Net realized and unrealized      3.56                      2.24      1.83
gain (loss)

 Total from investment            3.51                      2.22      1.82
operations

Less Distributions

 From net realized gain           (.82)                     (.06)     -

Net asset value, end of period   $ 16.67                   $ 13.98   $ 11.82

TOTAL RETURN B, C                 26.77%                    18.89%    18.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 81,455                  $ 42,753  $ 26,133
(000 omitted)

Ratio of expenses to average      1.46%                     1.62%     2.00% A, E
net assets

Ratio of expenses to average      1.44% F                   1.60% F   2.00% A
net assets after  expense
reductions

Ratio of net investment           (.31)%                    (.18)%    (.14)% A
income (loss) to average
net assets

Portfolio turnover                141%                      93%       59% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1996.
FINANCIAL HIGHLIGHTS - CLASS B

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.85                   $ 11.77   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.13)                     (.09)     (.05)
D

 Net realized and unrealized      3.54                      2.22      1.82
gain (loss)

 Total from investment            3.41                      2.13      1.77
operations

Less Distributions

 From net realized gain           (.76)                     (.05)     -

Net asset value, end of period   $ 16.50                   $ 13.85   $ 11.77

TOTAL RETURN B, C                 26.15%                    18.18%    17.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 37,229                  $ 20,926  $ 9,721
(000 omitted)

Ratio of expenses to average      2.00%                     2.16%     2.50% A, E
net assets

Ratio of expenses to average      1.98% F                   2.14% F   2.50% A
net assets after  expense
reductions

Ratio of net investment           (.85)%                    (.73)%    (.64)% A
income (loss) to average
net assets

Portfolio turnover                141%                      93%       59% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1996.
FINANCIAL HIGHLIGHTS - CLASS C
                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.98                   $ 13.97
period

Income from Investment
Operations

 Net investment income (loss)     (.21)                     (.01)
D

 Net realized and unrealized      3.59                      .02
gain (loss)

 Total from investment            3.38                      .01
operations

Less Distributions

 From net realized gain           (.82)                     -

Net asset value, end of period   $ 16.54                   $ 13.98

TOTAL RETURN B, C                 25.79%                    .07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,393                   $ 41
(000 omitted)

Ratio of expenses to average      2.50% E                   2.50% A, E
net assets

Ratio of expenses to average      2.48% F                   2.35% A, F
net assets after expense
reductions

Ratio of net investment           (1.40)%                   (.62)% A
income (loss) to average net
assets

Portfolio turnover                141%                      93%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 H

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.05                   $ 11.86   $ 10.00
period

Income from Investment
Operations

 Net investment income D          .03                       .04 G     .03

 Net realized and unrealized      3.56                      2.24      1.83
gain (loss)

 Total from investment            3.59                      2.28      1.86
operations

Less Distributions

 From net realized gain           (.87) I                   (.09)     -

Net asset value, end of period   $ 16.77                   $ 14.05   $ 11.86

TOTAL RETURN B, C                 27.35%                    19.39%    18.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 8,742                   $ 6,560   $ 9,144
(000 omitted)

Ratio of expenses to average      .99%                      1.15%     1.50% A, E
net assets

Ratio of expenses to average      .97% F                    1.12% F   1.48% A, F
net assets after  expense
reductions

Ratio of net investment           .18%                      .32%      .38% A
income to average net assets

Portfolio turnover                141%                      93%       59% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G DURING THE PERIOD, A SIGNIFICANT SHAREHOLDER REDEMPTION CAUSED AN UNUSUALLY HIGH LEVEL OF INVESTMENT INCOME PER SHARE.
H FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1996.
I THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $170,364,317 and $134,303,675, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 7,709      $ 453

CLASS T    297,440      2,387

CLASS B    274,568      206,128

CLASS C    15,152       15,127

          $ 594,869    $ 224,095

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 2,189

CLASS T                22,166

CLASS B                10,674

CLASS C                1,885

INSTITUTIONAL CLASS    1,579

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 48,225     $ 13,628

CLASS T    85,387       27,254

CLASS B    50,675       50,675*

CLASS C    4,117        4,117*

          $ 188,404    $ 95,674

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 8,963    .29

CLASS T                 123,887   .21

CLASS B                 65,661    .24

CLASS C                 4,533     .30

INSTITUTIONAL CLASS     12,257    .16

                       $ 215,301

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $26,726 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                       FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A                1.75%                    $ -

CLASS T                2.00%                     -

CLASS B                2.50%                     -

CLASS C                2.50%                     4,593

INSTITUTIONAL CLASS    1.50%                     -

                                                $ 4,593

Effective December 1, 1998, Class A, Class T, Class B, Class C and the Institutional Class expense limitations were changed to 1.30%, 1.55%, 2.05%, 2.05% and 1.05% of each class' average net assets, respectively.
FMR also agreed to reimburse certain transfer agent, registration and other class specific expenses for Class A. For the period, the reimbursement reduced these expenses by $93.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $19,668 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $87 under the custodian arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                        YEAR ENDED NOVEMBER 30,

                        1998                     1997

FROM NET REALIZED GAIN

Class A                 $ 144,680                $ 4,398

Class T                  2,603,039                136,999

Class B                  1,174,205                44,789

Class C                  4,554                    -

Institutional Class      386,533                  71,401

Total                   $ 4,313,011              $ 257,587

7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                                1998                     1997 A                   1998                     1997 A



CLASS A Shares sold              149,566                  144,247                 $ 2,255,465              $ 1,813,901

Reinvestment of distributions    10,836                   376                      140,431                  4,335

Shares redeemed                  (71,452)                 (20,146)                 (1,071,670)              (270,682)

Net increase (decrease)          88,950                   124,477                 $ 1,324,226              $ 1,547,554

CLASS T Shares sold              3,016,885                2,250,430               $ 45,639,086             $ 28,156,275

Reinvestment of distributions    194,189                  10,908                   2,524,317                125,919

Shares redeemed                  (1,383,470)              (1,414,476)              (20,914,015)             (17,788,491)

Net increase (decrease)          1,827,604                846,862                 $ 27,249,388             $ 10,493,703

CLASS B Shares sold              1,003,260                866,616                 $ 15,065,539             $ 10,723,501

Reinvestment of distributions    85,310                   3,711                    1,102,243                42,621

Shares redeemed                  (342,947)                (185,536)                (5,096,726)              (2,357,800)

Net increase (decrease)          745,623                  684,791                 $ 11,071,056             $ 8,408,322

CLASS C Shares sold              296,148                  2,908                   $ 4,585,462              $ 40,619

Reinvestment of distributions    323                      -                        4,193                    -

Shares redeemed                  (33,774)                 -                        (479,818)                -

Net increase (decrease)          262,697                  2,908                   $ 4,109,837              $ 40,619

INSTITUTIONAL CLASS Shares       436,413                  333,043                 $ 6,728,785              $ 4,361,777
sold

Reinvestment of distributions    28,359                   5,997                    368,930                  69,380

Shares redeemed                  (410,609)                (643,222)                (6,475,374)              (7,979,152)

Net increase (decrease)          54,163                   (304,182)               $ 622,341                $ (3,547,995)


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 6,656

CLASS T                26,142

CLASS B                15,690

CLASS C                12,420

INSTITUTIONAL CLASS    9,230

                      $ 70,138

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Large Cap Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Large Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

CLASS A
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/8/99
DIVIDENDS - - - -
SHORT-TERM
CAPITAL GAINS $0.45 - $0.35 $0.08
LONG-TERM
CAPITAL GAINS $0.36 $0.02 $0.62 -
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 73.80% - - -
 20% rate 26.20% 100% 100% 100%

CLASS T
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/8/99
DIVIDENDS - - - -
SHORT-TERM
CAPITAL GAINS $0.44 - $0.35 $0.08
LONG-TERM
CAPITAL GAINS $0.36 $0.02 $0.62 -
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 73.80% - - -
 20% rate 26.20% 100% 100% 100%

CLASS B
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/8/99
DIVIDENDS - - - -
SHORT-TERM
CAPITAL GAINS $0.38 - $0.28 $0.08
LONG-TERM
CAPITAL GAINS $0.36 $0.02 $0.62 -
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 73.80% - - -
 20% rate 26.20% 100% 100% 100%

CLASS C
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/8/99
DIVIDENDS - - - -
SHORT-TERM
CAPITAL GAINS $0.44 - $0.33 $0.08
LONG-TERM
CAPITAL GAINS $0.36 $0.02 $0.62 -
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 73.80% - - -
 20% rate 26.20% 100% 100% 100%

A total of 26%, 26%, 31%, and 27% of Class A, Class T, Class B, and Class C's dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
MID CAP
FUND - CLASS A, CLASS T, CLASS B AND CLASS C
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the last six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   27  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  36  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  43  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          44


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR MID CAP FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - CL A    9.07%        56.00%

FIDELITY ADV MID CAP - CL A    2.80%        47.03%
(INCL. 5.75% SALES CHARGE)

S&P MidCap 400                 10.40%       61.67%

Mid-Cap Funds Average          3.34%        n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's MidCap 400 Index - a widely recognized, market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 309 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,   PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - CL A  9.07%        17.36%

FIDELITY ADV MID CAP - CL A  2.80%        14.88%
(INCL. 5.75% SALES CHARGE)

S&P MidCap 400               10.40%       18.88%

Mid-Cap Funds Average        3.34%        n/a

AVERAGE ANNUAL RETURNS take Class A's cumulative return and show you what
would have happened if Class A had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Mid Cap -CL A            S&P MidCap 400
             00251                       SP004
  1996/02/20       9425.00                    10000.00
  1996/02/29       9594.65                    10122.33
  1996/03/31       9670.05                    10243.60
  1996/04/30      10141.30                    10556.44
  1996/05/31      10621.98                    10699.16
  1996/06/30      10150.73                    10538.56
  1996/07/31       9509.83                     9825.63
  1996/08/31      10160.15                    10392.28
  1996/09/30      10829.33                    10845.38
  1996/10/31      10537.15                    10876.94
  1996/11/30      11027.25                    11489.64
  1996/12/31      10887.64                    11502.39
  1997/01/31      11262.08                    11934.19
  1997/02/28      11060.46                    11836.09
  1997/03/31      10465.19                    11331.52
  1997/04/30      10762.82                    11625.34
  1997/05/31      11674.93                    12641.86
  1997/06/30      12299.00                    12996.97
  1997/07/31      13259.11                    14283.80
  1997/08/31      13230.30                    14266.52
  1997/09/30      13902.38                    15086.56
  1997/10/31      13268.71                    14430.14
  1997/11/30      13479.93                    14644.00
  1997/12/31      13866.58                    15212.33
  1998/01/31      13737.97                    14922.69
  1998/02/28      14874.75                    16159.03
  1998/03/31      15657.63                    16887.81
  1998/04/30      15593.29                    17196.01
  1998/05/31      15099.97                    16422.36
  1998/06/30      15550.39                    16525.99
  1998/07/31      15121.41                    15885.27
  1998/08/31      12354.52                    12928.39
  1998/09/30      12869.29                    14135.25
  1998/10/31      13834.49                    15398.52
  1998/11/30      14703.16                    16166.91
IMATRL PRASUN   SHR__CHT 19981130 19981215 163756 R00000000000037
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class A on February 20, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $14,703 - a 47.03% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,167 - a 61.67% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR MID CAP FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - CL T    8.87%        55.85%

FIDELITY ADV MID CAP - CL T    5.06%        50.39%
(INCL. 3.50% SALES CHARGE)

S&P MidCap 400                 10.40%       61.67%

Mid-Cap Funds Average          3.34%        n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's MidCap 400 Index - a widely recognized, market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 309 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,   PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - CL T  8.87%        17.32%

FIDELITY ADV MID CAP - CL T  5.06%        15.82%
(INCL. 3.50% SALES CHARGE)

S&P MidCap 400               10.40%       18.88%

Mid-Cap Funds Average        3.34%        n/a

AVERAGE ANNUAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Mid Cap -CL T            S&P MidCap 400
             00531                       SP004
  1996/02/20       9650.00                    10000.00
  1996/02/29       9823.70                    10122.33
  1996/03/31       9900.90                    10243.60
  1996/04/30      10383.40                    10556.44
  1996/05/31      10875.55                    10699.16
  1996/06/30      10393.05                    10538.56
  1996/07/31       9736.85                     9825.63
  1996/08/31      10402.70                    10392.28
  1996/09/30      11078.20                    10845.38
  1996/10/31      10788.70                    10876.94
  1996/11/30      11290.50                    11489.64
  1996/12/31      11156.94                    11502.39
  1997/01/31      11529.49                    11934.19
  1997/02/28      11323.61                    11836.09
  1997/03/31      10715.76                    11331.52
  1997/04/30      11019.68                    11625.34
  1997/05/31      11960.87                    12641.86
  1997/06/30      12598.13                    12996.97
  1997/07/31      13578.53                    14283.80
  1997/08/31      13558.92                    14266.52
  1997/09/30      14235.39                    15086.56
  1997/10/31      13598.13                    14430.14
  1997/11/30      13813.82                    14644.00
  1997/12/31      14196.99                    15212.33
  1998/01/31      14076.76                    14922.69
  1998/02/28      15247.09                    16159.03
  1998/03/31      16045.54                    16887.81
  1998/04/30      15979.91                    17196.01
  1998/05/31      15465.84                    16422.36
  1998/06/30      15925.22                    16525.99
  1998/07/31      15476.78                    15885.27
  1998/08/31      12643.93                    12928.39
  1998/09/30      13168.93                    14135.25
  1998/10/31      14153.32                    15398.52
  1998/11/30      15039.27                    16166.91
IMATRL PRASUN   SHR__CHT 19981130 19981214 163355 R00000000000037
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $15,039 - a 50.39% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,167 - a 61.67% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
FIDELITY ADVISOR MID CAP FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - CL B    8.38%        53.10%

FIDELITY ADV MID CAP - CL B    3.51%        50.10%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P MidCap 400                 10.40%       61.67%

Mid-Cap Funds Average          3.34%        n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's MidCap 400 Index - a widely recognized, market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 309 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,   PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - CL B  8.38%        16.57%

FIDELITY ADV MID CAP - CL B  3.51%        15.74%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P MidCap 400               10.40%       18.88%

Mid-Cap Funds Average        3.34%        n/a

AVERAGE ANNUAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND

             FA Mid Cap -CL B            S&P MidCap 400
             00532                       SP004
  1996/02/20      10000.00                    10000.00
  1996/02/29      10170.00                    10122.33
  1996/03/31      10240.00                    10243.60
  1996/04/30      10730.00                    10556.44
  1996/05/31      11240.00                    10699.16
  1996/06/30      10730.00                    10538.56
  1996/07/31      10050.00                     9825.63
  1996/08/31      10720.00                    10392.28
  1996/09/30      11410.00                    10845.38
  1996/10/31      11110.00                    10876.94
  1996/11/30      11610.00                    11489.64
  1996/12/31      11471.34                    11502.39
  1997/01/31      11856.42                    11934.19
  1997/02/28      11633.48                    11836.09
  1997/03/31      11005.19                    11331.52
  1997/04/30      11309.20                    11625.34
  1997/05/31      12261.76                    12641.86
  1997/06/30      12920.45                    12996.97
  1997/07/31      13913.56                    14283.80
  1997/08/31      13883.16                    14266.52
  1997/09/30      14582.38                    15086.56
  1997/10/31      13913.56                    14430.14
  1997/11/30      14126.36                    14644.00
  1997/12/31      14532.01                    15212.33
  1998/01/31      14396.81                    14922.69
  1998/02/28      15580.57                    16159.03
  1998/03/31      16381.02                    16887.81
  1998/04/30      16313.38                    17196.01
  1998/05/31      15783.50                    16422.36
  1998/06/30      16245.73                    16525.99
  1998/07/31      15783.50                    15885.27
  1998/08/31      12886.10                    12928.39
  1998/09/30      13415.98                    14135.25
  1998/10/31      14419.36                    15398.52
  1998/11/30      15010.00                    16166.91
IMATRL PRASUN   SHR__CHT 19981130 19981223 124210 R00000000000037



$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class B on February 20, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $15,010 - a 50.10% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,167 - a 61.67% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR MID CAP FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,     PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - CL C    8.09%        52.69%

FIDELITY ADV MID CAP - CL C    7.12%        52.69%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P MidCap 400                 10.40%       61.67%

Mid-Cap Funds Average          3.34%        n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's MidCap 400 Index - a widely recognized, market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 309 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,   PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - CL C  8.09%        16.46%

FIDELITY ADV MID CAP - CL C  7.12%        16.46%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

S&P MidCap 400               10.40%       18.88%

Mid-Cap Funds Average        3.34%        n/a

AVERAGE ANNUAL RETURNS take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Mid Cap -CL C            S&P MidCap 400
             00484                       SP004
  1996/02/20      10000.00                    10000.00
  1996/02/29      10170.00                    10122.33
  1996/03/31      10240.00                    10243.60
  1996/04/30      10730.00                    10556.44
  1996/05/31      11240.00                    10699.16
  1996/06/30      10730.00                    10538.56
  1996/07/31      10050.00                     9825.63
  1996/08/31      10720.00                    10392.28
  1996/09/30      11410.00                    10845.38
  1996/10/31      11110.00                    10876.94
  1996/11/30      11610.00                    11489.64
  1996/12/31      11471.34                    11502.39
  1997/01/31      11856.42                    11934.19
  1997/02/28      11633.48                    11836.09
  1997/03/31      11005.19                    11331.52
  1997/04/30      11309.20                    11625.34
  1997/05/31      12261.76                    12641.86
  1997/06/30      12920.45                    12996.97
  1997/07/31      13913.56                    14283.80
  1997/08/31      13883.16                    14266.52
  1997/09/30      14582.38                    15086.56
  1997/10/31      13913.56                    14430.14
  1997/11/30      14127.17                    14644.00
  1997/12/31      14530.54                    15212.33
  1998/01/31      14385.10                    14922.69
  1998/02/28      15571.73                    16159.03
  1998/03/31      16366.55                    16887.81
  1998/04/30      16288.19                    17196.01
  1998/05/31      15739.65                    16422.36
  1998/06/30      16198.63                    16525.99
  1998/07/31      15739.65                    15885.27
  1998/08/31      12851.44                    12928.39
  1998/09/30      13377.58                    14135.25
  1998/10/31      14373.91                    15398.52
  1998/11/30      15269.48                    16166.91
IMATRL PRASUN   SHR__CHT 19981130 19981214 163304 R00000000000037
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class C on February 20, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment would have been $15,269 - a 52.69% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,167 - a 61.67% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Katherine Collins, Portfolio Manager of Fidelity Advisor Mid Cap Fund
Q. HOW DID THE FUND PERFORM, KATHERINE?
A. For the 12 months that ended on November 30, 1998, the fund's Class A, Class T, Class B and Class C shares had returns of 9.07%, 8.87%, 8.38% and 8.09%, respectively. During the same period, the Standard & Poor's MidCap 400 Index returned 10.40% and the mid-cap funds average monitored by Lipper Analytical Services returned 3.34%.
Q. WHAT FACTORS AFFECTED PERFORMANCE?
A. The fund's relative performance was helped by my emphasis on media and leisure companies and my de-emphasis of energy and basic industry companies, whose stocks generally performed poorly. The fund's de-emphasis of utility stocks relative to the S&P MidCap index helped relative performance, although these stocks tend to do better in uncertain times. I manage the fund to be somewhat more aggressive than the S&P MidCap index, but it is less aggressive than many of the funds in the Lipper catgory. It makes sense that in a volatile, uncertain market, the fund would do better than the Lipper average, but underperform the S&P MidCap index.
Q. ONE OF YOUR LARGEST SECTOR WEIGHTINGS WAS IN MEDIA AND LEISURE, AT ABOUT 13% OF INVESTMENTS. WHAT WAS YOUR STRATEGY HERE?
A. This very diverse group encompasses a number of categories, including broadcasters and cable television companies. Two broadcasters that were performance leaders were Clear Channel Communications and Jacor, both of which the fund owned before they announced merger plans in early October. USA Networks, which owns cable television networks, and theme-park operator Premier Parks were two other strong contributors. Another investment that helped in this group was Harley-Davidson, the motorcycle manufacturer.
Q. YOU ALSO HAVE CONCENTRATIONS IN TECHNOLOGY, FINANCE AND HEALTH. WHAT HAS BEEN YOUR STRATEGY IN THESE SECTORS?
A. While technology and finance were about 14% and 9% of investments at the end of the period, respectively, both were under-represented when compared to the benchmark S&P MidCap index. In technology, I looked for companies that either had attractive valuations or had records of strong, recurring revenues. This was a challenge, as many fast-growing companies had very expensive stock prices. I did find opportunities in the semiconductor equipment area though this industry was one of the first hit by the Asian economic crisis and many stocks lost more than half their value. Companies in which I invested included KLA-Tencor, Teradyne and Applied Materials. In financial services, I was concerned about it being late in the economic cycle and high stock valuations. As a result, I underweighted this sector, which turned out to be good for the fund when these stocks corrected sharply in the summer. The health industry stood at about 9% of investments as of November 30. I tended to emphasize health care products rather than services.
Q. WERE THERE ANY PARTICULAR DISAPPOINTMENTS?
A. I didn't own enough of two technology companies that had very strong performance: America Online and BMC Software. Both were under-represented in the fund, when compared to their weightings in the S&P MidCap index. Therefore, although owning these stocks was positive, I should have owned more. Two retailers also held back performance: Consolidated Stores and Stage Stores. Each ran into weather problems and problems related to the integration of other companies they had acquired. Another disappointment was HEALTHSOUTH, which operates physical therapy centers. It was under pressure from HMOs, which reimburse it for services, to hold down the fees it charged them. I sold the fund's HEALTHSOUTH position during the period.
Q. WHAT IS YOUR OUTLOOK?
A. I think there are still some great investment opportunities within the mid-cap market, although I am a little less bullish about the overall domestic economy than I was six months ago. However, I do think there are companies that will be able to weather the economic conditions and do well. Mid-cap stock values, in relation to large-cap values, are cheap on an historical basis. That is a good general backdrop for investing in mid-caps.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KATHERINE COLLINS ON THE
CONTINUED GAP BETWEEN THE
PERFORMANCE OF LARGE-CAP
AND MID-CAP STOCKS:
"In recent years, we have seen a
large divergence in the
performance of large-, mid- and
small-cap stocks. In general,
large-cap stocks have done
significantly better.
"The continuing gap has pushed
mid-cap companies to their lowest
valuation levels relative to
large-cap companies in 20 years.
The disparity is even more
remarkable because small- and
mid-cap companies have shown
better earnings performance than
large caps. According to Prudential
Securities, the third quarter of 1998
was the sixth consecutive quarter
in which small- and mid-cap
companies grew earnings faster
than large companies. It has been
shown consistently that stock
prices follow company earnings, yet
this has not been the case for
mid-caps recently.
"I am encouraged by the
continuation of the strong earnings
trends at many mid-cap companies.
Generally, these companies have
more domestic business than large
multi-national corporations, so they
have been somewhat insulated from
international market turmoil. I also
am heartened that the mid-cap
stocks are at low valuations relative
to large stocks. Finally, I continue to
find exciting individual companies
generating superior earnings growth
at decent valuations, which should
translate into good opportunities,
no matter what the mid-cap market
does overall."
FUND FACTS
GOAL: long-term growth of
capital by investing primarily
in common stocks of
companies with
medium-sized market
capitalizations.
START DATE: February 20, 1996
SIZE: as of November 30,
1998, more than $507 million
MANAGER: Katherine Collins,
since January 1997; joined
Fidelity in 1990
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Medtronic, Inc.                 1.9                      1.3

Leggett & Platt, Inc.           1.7                      1.5

Harley-Davidson, Inc.           1.4                      1.0

USA Networks, Inc.              1.3                      0.7

Westwood One, Inc.              1.3                      0.6

Cardinal Health, Inc.           1.3                      0.6

Linear Technology Corp.         1.2                      0.6

Armstrong World Industries,     1.2                      0.8
Inc.

Service Corp. International     1.2                      0.5

Safeway, Inc.                   1.1                      1.3

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      14.1                     10.4

MEDIA & LEISURE                 13.0                     12.6

HEALTH                          9.3                      9.7

FINANCE                         9.0                      14.1

DURABLES                        8.9                      6.5


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 92.3
Row: 1, Col: 2, Value: 7.7
Stocks 97.5%
Short-term
investments 2.5%
FOREIGN
INVESTMENTS 1.5%
Stocks 92.3%
Short-term
investments 7.7%
FOREIGN
INVESTMENTS 0.7%
Row: 1, Col: 1, Value: 97.5
Row: 1, Col: 2, Value: 2.5
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.3%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.2%

AEROSPACE & DEFENSE - 0.4%

Gulfstream Aerospace Corp. (a)    18,700                         $ 960,713

Harsco Corp.                      31,200                          1,010,100

                                                                  1,970,813

SHIP BUILDING & REPAIR - 0.8%

Avondale Industries, Inc.         54,907                          1,516,806

General Dynamics Corp.            45,400                          2,636,038

                                                                  4,152,844

TOTAL AEROSPACE & DEFENSE                                         6,123,657

BASIC INDUSTRIES - 2.4%

CHEMICALS & PLASTICS - 1.4%

Cytec Industries, Inc. (a)        96,300                          2,172,769

IMC Global, Inc.                  108,000                         2,470,500

Ivex Packaging Corp. (a)          126,900                         2,474,550

                                                                  7,117,819

IRON & STEEL - 0.5%

Nucor Corp.                       47,000                          1,974,000

Steel Dynamics, Inc. (a)          56,100                          764,363

                                                                  2,738,363

PACKAGING & CONTAINERS - 0.5%

Owens-Illinois, Inc. (a)          35,600                          1,143,650

Silgan Holdings, Inc. (a)         39,900                          1,097,250

                                                                  2,240,900

TOTAL BASIC INDUSTRIES                                            12,097,082

CONSTRUCTION & REAL ESTATE -
5.3%

BUILDING MATERIALS - 4.6%

Armstrong World Industries,       93,300                          6,216,113
Inc.

Carlisle Companies, Inc.          84,100                          3,726,681

Dayton Superior Corp. Class A     59,000                          1,150,500
(a)

Elcor Corp.                       129,000                         3,982,875

Lone Star Industries, Inc.        41,400                          3,133,463

Sherwin-Williams Co.              105,300                         2,987,888

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

BUILDING MATERIALS - CONTINUED

Southdown, Inc.                   15,048                         $ 876,546

York International Corp.          31,400                          1,318,800

                                                                  23,392,866

CONSTRUCTION - 0.5%

Jacobs Engineering Group,         64,200                          2,419,538
Inc. (a)

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Alexandria Real Estate            13,800                          426,075
Equities, Inc.

Duke Realty Investments, Inc.     29,700                          673,819

                                                                  1,099,894

TOTAL CONSTRUCTION & REAL                                         26,912,298
ESTATE

DURABLES - 8.9%

AUTOS, TIRES, & ACCESSORIES -
2.1%

Casey's General Stores, Inc.      120,500                         1,671,938

Danaher Corp.                     119,300                         5,443,063

Pep Boys-Manny, Moe & Jack        83,100                          1,173,788

SPX Corp.                         38,155                          2,212,970

                                                                  10,501,759

CONSUMER ELECTRONICS - 1.4%

Black & Decker Corp.              84,100                          4,557,169

Newell Co.                        63,100                          2,792,175

                                                                  7,349,344

HOME FURNISHINGS - 3.2%

Bassett Furniture Industries,     36,100                          911,525
Inc.

Knoll, Inc. (a)                   81,000                          2,187,000

Leggett & Platt, Inc.             382,500                         8,677,969

Maxim Group, Inc. (a)             8,100                           158,456

Miller (Herman), Inc.             125,200                         2,660,500

OSF, Inc. (a)                     86,300                          633,296

Restoration Hardware, Inc.        43,200                          1,206,900

                                                                  16,435,646

TEXTILES & APPAREL - 2.2%

Kellwood Co.                      25,800                          696,600

Liz Claiborne, Inc.               45,700                          1,548,088

Mohawk Industries, Inc. (a)       76,150                          2,841,347

Shaw Industries, Inc.             27,100                          548,775

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

Stride Rite Corp.                 52,200                         $ 463,275

Unifi, Inc.                       100,100                         1,926,925

WestPoint Stevens, Inc. Class     107,300                         3,219,000
A (a)

                                                                  11,244,010

TOTAL DURABLES                                                    45,530,759

ENERGY - 2.8%

ENERGY SERVICES - 0.3%

ENSCO International, Inc.         29,400                          281,138

Halliburton Co.                   22,500                          660,938

Transocean Offshore, Inc.         26,000                          641,875

                                                                  1,583,951

OIL & GAS - 2.5%

Apache Corp.                      54,000                          1,242,000

Coastal Corp. (The)               17,400                          606,825

Conoco, Inc. Class A  (a)         17,600                          416,900

Enron Oil & Gas Co.               45,200                          678,000

Nuevo Energy Co. (a)              75,200                          1,113,900

Oryx Energy Co. (a)               58,800                          812,175

Seagull Energy Corp. (a)          114,400                         936,650

Tosco Corp.                       136,400                         3,563,450

Ultramar Diamond Shamrock         69,800                          1,797,350
Corp.

USX-Marathon Group                29,600                          839,900

Valero Energy Corp.               42,400                          890,400

                                                                  12,897,550

TOTAL ENERGY                                                      14,481,501

FINANCE - 9.0%

BANKS - 3.3%

Amcore Financial, Inc.            13,200                          311,025

AmSouth Bancorp                   89,950                          3,800,388

Banco Santander Puerto Rico       4,800                           110,400
(a)

Centura Banks, Inc.               10,900                          741,200

Comerica, Inc.                    42,350                          2,731,575

Marshall & Ilsley Corp.           43,100                          2,195,406

North Fork Bancorp, Inc.          66,440                          1,399,392

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

FINANCE - CONTINUED

BANKS - CONTINUED

U.S. Bancorp                      62,330                         $ 2,294,523

Westamerica Bancorp               51,500                          1,860,438

Zions Bancorp                     28,000                          1,414,000

                                                                  16,858,347

CREDIT & OTHER FINANCE - 1.8%

Associates First Capital          56,300                          4,384,363
Corp.

Household International, Inc.     32,800                          1,283,300

Providian Financial Corp.         40,100                          3,681,681

                                                                  9,349,344

INSURANCE - 3.6%

AFLAC, Inc.                       75,700                          2,791,438

Allmerica Financial Corp.         57,800                          3,189,838

Ambac Financial Group, Inc.       32,100                          1,958,100

American Bankers Insurance        40,800                          1,851,300
Group, Inc.

Hartford Life, Inc. Class A       9,500                           520,719

HCC Insurance Holdings, Inc.      26,800                          497,475

MBIA, Inc.                        12,600                          815,850

PAULA Financial                   40,100                          390,975

Progressive Corp.                 8,900                           1,320,538

Protective Life Corp.             57,200                          2,227,225

Reliastar Financial Corp.         44,995                          2,114,765

UNUM Corp.                        16,250                          875,469

                                                                  18,553,692

SAVINGS & LOANS - 0.3%

Richmond County Financial         28,000                          460,250
Corp.

Webster Financial Corp.           33,400                          926,850

                                                                  1,387,100

TOTAL FINANCE                                                     46,148,483

HEALTH - 9.3%

MEDICAL EQUIPMENT & SUPPLIES
- 8.5%

Arterial Vascular                 75,600                          3,694,950
Engineering, Inc. (a)

Becton, Dickinson & Co.           95,300                          4,050,250

Biomet, Inc.                      31,100                          1,189,575

Cardinal Health, Inc.             96,600                          6,629,175

Cyberonics, Inc. (a)              57,500                          625,313

Guidant Corp.                     46,000                          3,947,375

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

McKesson Corp.                    20,200                         $ 1,437,988

Medtronic, Inc.                   144,200                         9,760,512

Millipore Corp.                   95,100                          2,674,688

Pall Corp.                        126,600                         2,943,450

Sofamor/Danek Group, Inc. (a)     17,400                          1,945,538

Sybron International, Inc. (a)    188,000                         4,676,500

                                                                  43,575,314

MEDICAL FACILITIES MANAGEMENT
- 0.8%

Health Management Associates,     171,075                         3,710,189
Inc. Class A (a)

TOTAL HEALTH                                                      47,285,503

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.1%

ELECTRICAL EQUIPMENT - 2.1%

American Power Conversion         60,100                          2,486,638
Corp. (a)

Emerson Electric Co.              37,900                          2,463,500

General Electric Co.              19,100                          1,728,550

VWR Scientific Products Corp.     130,200                         4,068,750
(a)

                                                                  10,747,438

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.3%

ASM Lithography Holdings N V      60,700                          1,718,569
(a)

Gorman-Rupp Co.                   43,000                          701,438

Illinois Tool Works, Inc.         19,100                          1,214,044

Kaydon Corp.                      32,900                          1,161,781

Kuhlman Corp.                     66,600                          1,856,475

Mark IV Industries, Inc.          42,900                          723,938

PRI Automation, Inc.              122,900                         2,949,600

Stanley Works                     46,300                          1,415,044

                                                                  11,740,889

POLLUTION CONTROL - 0.7%

Allied Waste Industries, Inc.     33,635                          685,313
(a)

Eastern Environmental             70,700                          1,537,725
Services, Inc. (a)

Waste Management, Inc.            29,685                          1,272,744

                                                                  3,495,782

TOTAL INDUSTRIAL MACHINERY &                                      25,984,109
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

MEDIA & LEISURE - 13.0%

BROADCASTING - 7.0%

CBS Corp.                         96,300                         $ 2,870,944

Chum Ltd. Class B                 1,600                           37,050

Clear Channel Communications,     60,700                          2,837,725
Inc. (a)

Cox Communications, Inc.          17,400                          916,763
Class A (a)

Fox Entertainment Group, Inc.     45,900                          1,084,388
(a)

Heftel Broadcasting Corp.         82,700                          3,855,888
Class A (a)

Jacor Communications, Inc.        94,300                          5,487,081
Class A (a)

MediaOne Group, Inc.              29,700                          1,202,850

Nielsen Media Research, Inc.      67,000                          1,005,000
(a)

RCN Corp. (a)                     29,400                          499,800

Univision Communications,         83,400                          2,335,200
Inc. Class A (a)

USA Networks, Inc. (a)            214,000                         6,754,375

Westwood One, Inc. (a)            251,100                         6,654,150

                                                                  35,541,214

ENTERTAINMENT - 1.9%

Cinar Films, Inc. Class B         77,800                          1,725,449
(sub. vtg.) (a)

Pixar (a)                         61,500                          3,051,938

Premier Parks, Inc. (a)           158,500                         4,299,313

Tele-Communications, Inc.         38,100                          754,856
(TCI Ventures Group) Series
A (a)

                                                                  9,831,556

LEISURE DURABLES & TOYS - 2.3%

Harley-Davidson, Inc.             172,600                         7,216,838

Mattel, Inc.                      133,900                         4,627,919

                                                                  11,844,757

PUBLISHING - 0.1%

Times Mirror Co. Class A          13,100                          767,988

RESTAURANTS - 1.7%

CKE Restaurants, Inc.             114,710                         2,803,226

Cracker Barrel Old Country        51,500                          1,197,375
Store, Inc.

Papa John's International,        38,700                          1,622,981
Inc. (a)

Starbucks Corp. (a)               66,200                          3,053,475

                                                                  8,677,057

TOTAL MEDIA & LEISURE                                             66,662,572

NONDURABLES - 5.2%

AGRICULTURE - 0.3%

Michael Foods, Inc.               54,200                          1,361,775

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

NONDURABLES - CONTINUED

BEVERAGES - 0.7%

Coca-Cola Bottling Co.            10,300                         $ 598,044
Consolidated

Whitman Corp.                     117,300                         2,653,913

                                                                  3,251,957

FOODS - 3.3%

American Italian Pasta Co.        31,300                          790,325
Class A (a)

Dean Foods Co.                    95,300                          4,336,150

Earthgrains Co.                   50,500                          1,622,313

Flowers Industries, Inc.          60,600                          1,382,438

Interstate Bakeries Corp.         77,400                          2,031,750

Keebler Foods Co. (a)             13,000                          437,938

Suiza Foods Corp. (a)             48,300                          2,288,213

Tootsie Roll Industries, Inc.     35,300                          1,345,813

Wrigley (Wm.) Jr. Co.             30,500                          2,687,813

                                                                  16,922,753

HOUSEHOLD PRODUCTS - 0.6%

Clorox Co.                        20,100                          2,232,356

First Brands Corp.                26,100                          977,119

                                                                  3,209,475

TOBACCO - 0.3%

RJR Nabisco Holdings Corp.        55,200                          1,590,450

TOTAL NONDURABLES                                                 26,336,410

RETAIL & WHOLESALE - 8.5%

APPAREL STORES - 1.5%

Abercrombie & Fitch Co. Class     29,900                          1,674,400
A (a)

Bon-Ton Stores, Inc. (a)          156,300                         1,191,788

Stage Stores, Inc. (a)            69,000                          793,500

TJX Companies, Inc.               161,200                         4,130,750

                                                                  7,790,438

DRUG STORES - 1.0%

CVS Corp.                         58,338                          2,880,439

Walgreen Co.                      38,400                          2,061,600

                                                                  4,942,039

GENERAL MERCHANDISE STORES -
2.1%

Consolidated Stores Corp. (a)     40,726                          875,609

Dollar Tree Stores, Inc. (a)      79,075                          3,588,028

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES -
CONTINUED

Nordstrom, Inc.                   58,800                         $ 2,190,300

Saks Holdings, Inc. (a)           154,498                         4,248,695

                                                                  10,902,632

GROCERY STORES - 2.6%

Meyer (Fred), Inc. (a)            63,300                          3,220,388

Safeway, Inc. (a)                 105,300                         5,561,156

U.S. Foodservice (a)              94,660                          4,348,444

                                                                  13,129,988

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.3%

Action Performance Companies,     72,400                          2,642,600
Inc. (a)

Bed Bath & Beyond, Inc. (a)       53,200                          1,659,175

Staples, Inc. (a)                 44,900                          1,568,694

Zale Corp. (a)                    25,000                          715,625

                                                                  6,586,094

TOTAL RETAIL & WHOLESALE                                          43,351,191

SERVICES - 4.2%

ADVERTISING - 1.8%

ADVO, Inc. (a)                    58,600                          1,516,275

Interpublic Group of              20,700                          1,423,125
Companies, Inc.

Lamar Advertising Co. Class A     27,500                          941,875
(a)

Omnicom Group, Inc.               77,500                          4,141,406

Outdoor Systems, Inc. (a)         47,800                          1,290,600

                                                                  9,313,281

PRINTING - 0.1%

Schawk, Inc. Class A              49,400                          710,125

SERVICES - 2.3%

Administaff, Inc. (a)             38,100                          1,031,081

Borg-Warner Security Corp.        196,100                         3,591,081

Pittston Co. (Brinks Group)       31,200                          936,000

Service Corp. International       163,700                         6,118,288

                                                                  11,676,450

TOTAL SERVICES                                                    21,699,856

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - 14.1%

COMMUNICATIONS EQUIPMENT - 1.1%

Andrew Corp. (a)                  51,700                         $ 827,200

Ascend Communications, Inc.       58,400                          3,281,350
(a)

Aspect Telecommunications         38,500                          729,094
Corp. (a)

Dialogic Corp. (a)                14,600                          328,500

Intermedia Communications,        32,400                          558,900
Inc. (a)

                                                                  5,725,044

COMPUTER SERVICES & SOFTWARE
- 5.5%

America Online, Inc.              46,000                          4,027,875

Autodesk, Inc.                    27,500                          1,000,313

BMC Software, Inc.                20,000                          1,021,250

Cadence Design Systems, Inc.      69,300                          1,949,063
(a)

CNET, Inc. (a)                    24,200                          1,284,113

Compuware Corp. (a)               19,700                          1,226,325

Electronics for Imaging, Inc.     62,400                          1,673,100
(a)

International Telecom Data        35,200                          866,800
Systems, Inc.

Intuit, Inc. (a)                  19,100                          1,105,413

Keane, Inc. (a)                   118,800                         3,415,500

Legato Systems, Inc. (a)          48,100                          2,299,781

Netscape Communications Corp.     21,000                          777,000
(a)

Sabre Group Holdings, Inc.        20,700                          821,531
Class A (a)

Shared Medical Systems Corp.      11,700                          612,788

Siebel Systems, Inc. (a)          56,378                          1,367,167

Sportsline USA, Inc.              43,600                          752,100

Technology Solutions, Inc. (a)    35,150                          327,334

Veritas Software Corp. (a)        32,700                          1,953,825

Wang Laboratories, Inc. (a)       41,500                          1,058,250

Wind River Systems, Inc. (a)      9,500                           442,938

                                                                  27,982,466

COMPUTERS & OFFICE EQUIPMENT
- 2.3%

Apple Computer, Inc. (a)          35,500                          1,133,781

Comverse Technology, Inc. (a)     37,090                          2,132,675

Ingram Micro, Inc. Class A (a)    45,000                          1,912,500

Lexmark International Group,      45,300                          3,459,788
Inc. (a)

Quantum Corp. (a)                 136,800                         3,026,700

                                                                  11,665,444

ELECTRONIC INSTRUMENTS - 3.9%

Applied Materials, Inc. (a)       111,100                         4,305,125

KLA-Tencor Corp. (a)              91,000                          3,099,688

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS -
CONTINUED

Novellus Systems, Inc. (a)        43,300                         $ 2,148,763

Teradyne, Inc. (a)                161,500                         5,178,094

Thermoquest Corp. (a)             90,500                          921,969

Varian Associates, Inc.           70,800                          2,801,025

Waters Corp. (a)                  20,700                          1,596,488

                                                                  20,051,152

ELECTRONICS - 1.3%

International Rectifier Corp.     62,100                          582,188
(a)

Linear Technology Corp.           90,100                          6,312,631

                                                                  6,894,819

TOTAL TECHNOLOGY                                                  72,318,925

UTILITIES - 3.3%

CELLULAR - 0.4%

Nextel Communications, Inc.       25,600                          550,400
Class A (a)

SkyTel Communications, Inc.       63,400                          1,323,475
(a)

                                                                  1,873,875

ELECTRIC UTILITY - 1.8%

AES Corp. (a)                     40,300                          1,843,725

CMS Energy Corp.                  22,800                          1,111,500

Duke Energy Corp.                 30,100                          1,883,131

Entergy Corp.                     37,900                          1,110,944

IPALCO Enterprises, Inc.          32,200                          1,614,025

PG&E Corp.                        54,500                          1,686,094

                                                                  9,249,419

GAS - 0.4%

Enron Corp.                       40,700                          2,139,294

TELEPHONE SERVICES - 0.7%

COMSAT Corp. Series 1             15,000                          534,375

e.spire Communications, Inc.      26,900                          216,881
(a)

MCI WorldCom, Inc. (a)            27,600                          1,628,400

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

U.S. LEC Corp. Class A            10,000                         $ 113,750

WinStar Communications, Inc.      40,600                          1,131,725
(a)

                                                                  3,625,131

TOTAL UTILITIES                                                   16,887,719

TOTAL COMMON STOCKS                                471,820,065
(Cost $417,398,128)

CASH EQUIVALENTS - 7.7%

                                 MATURITY AMOUNT

Investments in repurchase        $ 39,302,731                     39,297,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98
(Cost $39,297,000)

TOTAL INVESTMENT IN                               $ 511,117,065
SECURITIES - 100%
(Cost $456,695,128)


LEGEND
(a) Non-income producing
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $459,794,629. Net unrealized appreciation aggregated $51,322,436, of which $79,201,487 related to appreciated investment securities and $27,879,051 related to depreciated investment securities.
The fund hereby designates approximately $8,534,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at               $ 511,117,065
value (including repurchase
agreements of $39,297,000)
(cost $456,695,128) -  See
accompanying schedule

Receivable for investments                  3,077,868
sold

Receivable for fund shares                  613,356
sold

Dividends receivable                        299,107

 TOTAL ASSETS                               515,107,396

LIABILITIES

Payable to custodian bank      $ 73,563

Payable for investments         5,579,491
purchased

Payable for fund shares         953,894
redeemed

Accrued management fee          244,421

Distribution fees payable       229,416

Other payables and accrued      190,251
expenses

 TOTAL LIABILITIES                          7,271,036

NET ASSETS                                 $ 507,836,360

Net Assets consist of:

Paid in capital                            $ 435,463,105

Accumulated undistributed net               17,951,591
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 54,421,664
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                 $ 507,836,360

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $13.71
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($11,339,903 (divided by)
827,153 shares)

Maximum offering price per         $14.55
share (100/94.25 of $13.71)

CLASS T: NET ASSET VALUE and       $13.75
redemption price per share
 ($367,035,311 (divided by)
26,690,831 shares)

Maximum offering price per         $14.25
share (100/96.50 of $13.75)

CLASS B: NET ASSET VALUE and       $13.58
offering price per share
($82,316,683 (divided by)
6,059,999 shares) A

CLASS C: NET ASSET VALUE,          $13.64
offering price and
redemption price   per share
($12,593,155 (divided by)
923,506 shares) A

INSTITUTIONAL CLASS: NET           $13.82
ASSET VALUE, offering price
and redemption price   per
share ($34,551,308 (divided
by) 2,500,499 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                             $ 2,998,487
Dividends

Interest                                       1,251,485

 TOTAL INCOME                                  4,249,972

EXPENSES

Management fee                   $ 2,834,821

Transfer agent fees               1,093,744

Distribution fees                 2,602,908

Accounting fees and expenses      288,852

Non-interested trustees'          1,725
compensation

Custodian fees and expenses       37,703

Registration fees                 105,730

Audit                             39,923

Legal                             29,250

Miscellaneous                     20,598

 Total expenses before            7,055,254
reductions

 Expense reductions               (154,837)    6,900,417

NET INVESTMENT INCOME (LOSS)                   (2,650,445)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            21,448,905

 Foreign currency transactions    (1,073)      21,447,832

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            16,594,363

 Assets and liabilities in        (273)        16,594,090
foreign currencies

NET GAIN (LOSS)                                38,041,922

NET INCREASE (DECREASE) IN                    $ 35,391,477
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1998  YEAR ENDED NOVEMBER 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (2,650,445)                 $ (1,867,851)
income (loss)

 Net realized gain (loss)       21,447,832                    55,118,706

 Change in net unrealized       16,594,090                    22,620,104
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     35,391,477                    75,870,959
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (43,421,664)                  (3,481,786)
from net realized gains

Share transactions - net        94,908,223                    123,963,444
increase (decrease)

  TOTAL INCREASE (DECREASE)     86,878,036                    196,352,617
IN NET ASSETS

NET ASSETS

 Beginning of period            420,958,324                   224,605,707

 End of period                 $ 507,836,360                 $ 420,958,324


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.04                   $ 11.70   $ 10.74
period

Income from Investment
Operations

 Net investment income (loss)     (.05)                     (.09)     (.01)
D

 Net realized and unrealized      1.17                      2.64      .97
gain (loss)

 Total from investment            1.12                      2.55      .96
operations

Less Distributions

 From net realized gain           (1.45)                    (.21)     -

Net asset value, end of period   $ 13.71                   $ 14.04   $ 11.70

TOTAL RETURN B, C                 9.07%                     22.24%    8.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,340                  $ 4,670   $ 1,239
(000 omitted)

Ratio of expenses to average      1.30%                     1.62% F   1.56% A, F
net assets

Ratio of expenses to average      1.27% G                   1.58% G   1.56% A
net assets after  expense
reductions

Ratio of net investment           (.36)%                    (.71)%    (.33)% A
income to average net assets

Portfolio turnover                139%                      208%      101% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.09                   $ 11.70    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.07)                     (.07)      (.03)
D

 Net realized and unrealized      1.17                      2.64       1.73
gain (loss)

 Total from investment            1.10                      2.57       1.70
operations

Less Distributions

 From net realized gain           (1.44)                    (.18)      -

Net asset value, end of period   $ 13.75                   $ 14.09    $ 11.70

TOTAL RETURN B, C                 8.87%                     22.35%     17.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 367,035                 $ 326,642  $ 187,040
(000 omitted)

Ratio of expenses to average      1.42%                     1.48%      1.60% A
net assets

Ratio of expenses to average      1.39% F                   1.44% F    1.60% A
net assets after  expense
reductions

Ratio of net investment           (.51)%                    (.53)%     (.37)% A
income to average net assets

Portfolio turnover                139%                      208%       101% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1996.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.94                   $ 11.61   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.14)                     (.14)     (.10)
D

 Net realized and unrealized      1.17                      2.62      1.71
gain (loss)

 Total from investment            1.03                      2.48      1.61
operations

Less Distributions

 From net realized gain           (1.39)                    (.15)     -

Net asset value, end of period   $ 13.58                   $ 13.94   $ 11.61

TOTAL RETURN B, C                 8.38%                     21.67%    16.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 82,317                  $ 58,758  $ 32,727
(000 omitted)

Ratio of expenses to average      1.94%                     2.03%     2.38% A
net assets

Ratio of expenses to average      1.91% F                   1.98% F   2.37% A, F
net assets after  expense
reductions

Ratio of net investment           (1.02)%                   (1.08)%   (1.14)% A
income to average net assets

Portfolio turnover                139%                      208%      101% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1996.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 YEARS ENDED  NOVEMBER 30,

                                 1998                       1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.08                    $ 14.16
period

Income from Investment
Operations

 Net investment income (loss)     (.15)                      (.01)
D

 Net realized and unrealized      1.15                       (.07) H
gain (loss)

 Total from investment            1.00                       (.08)
operations

Less Distributions

 From net realized gain           (1.44)                     -

Net asset value, end of period   $ 13.64                    $ 14.08

TOTAL RETURN B, C                 8.09%                      (.56)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,593                   $ 345
(000 omitted)

Ratio of expenses to average      2.15% F                    2.50% A, F
net assets

Ratio of expenses to average      2.11% G                    2.40% A, G
net assets after expense
reductions

Ratio of net investment           (1.16)%                    (1.07)% A
income to average net assets

Portfolio turnover                139%                       208%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.12                   $ 11.70   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .01                       .01       (.02)
D

 Net realized and unrealized      1.18                      2.63      1.72
gain (loss)

 Total from investment            1.19                      2.64      1.70
operations

Less Distributions

 From net realized gain           (1.49)                    (.22)     -

Net asset value, end of period   $ 13.82                   $ 14.12   $ 11.70

TOTAL RETURN B, C                 9.60%                     23.04%    17.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 34,551                  $ 30,542  $ 3,600
(000 omitted)

Ratio of expenses to average      .87%                      .91%      1.50% A, F
net assets

Ratio of expenses to average      .84% G                    .84% G    1.50% A
net assets after  expense
reductions

Ratio of net investment           .04%                      .08%      (.27)% A
income to average net assets

Portfolio turnover                139%                      208%      101% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the
2. OPERATING POLICIES - CONTINUED
FOREIGN CURRENCY CONTRACTS - CONTINUED
contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $662,586,365 and $631,446,849, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets . DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks, and other financial institutions for the distribution of each class of shares and providing shareholder support services.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC.
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 20,451     $ 27

CLASS T    1,786,000    94,121

CLASS B    731,591      549,020

CLASS C    64,866       64,456

          $ 2,602,908  $ 707,624

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 5,461

CLASS T                101,845

CLASS B                31,287

CLASS C                11,743

INSTITUTIONAL CLASS    5,883

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 119,088    $ 33,806

CLASS T     459,186      163,750

CLASS B     138,632      138,632 *

CLASS C     2,300        2,300 *

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSION FROM ITS OWN RESOURCES TO
 DEALERS, BANKS AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE
SALES ARE MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 23,608     .29

CLASS T                 814,424     .23

CLASS B                 178,766     .24

CLASS C                 17,801      .27

INSTITUTIONAL CLASS     59,145      .17

                       $ 1,093,744

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $121,140 for the period.
5. EXPENSE REDUCTIONS.
FMR agreed to reimburse certain transfer agent, registration and other class specific expenses for Class C. For the period, the reimbursement reduced these expenses by $362.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $151,928 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $2,547 under this arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                        YEARS ENDED NOVEMBER 30,

                        1998                      1997

FROM NET REALIZED GAIN

CLASS A                 $ 509,696                 $ 23,887

CLASS T                  33,726,237                2,939,982

CLASS B                  5,942,258                 441,965

CLASS C                  66,029                    -

INSTITUTIONAL CLASS      3,177,444                 75,952

                        $ 43,421,664              $ 3,481,786

7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                                1998                     1997 A                   1998                     1997 A

CLASS A Shares sold              605,274                  303,139                 $ 8,283,209              $ 3,978,873

Reinvestment of distributions    38,750                   2,096                    480,632                  23,555

Shares redeemed                  (149,559)                (78,508)                 (2,024,735)              (1,033,803)

Net increase (decrease)          494,465                  226,727                 $ 6,739,106              $ 2,968,625

CLASS T Shares sold              11,223,902               18,242,441              $ 153,194,207            $ 227,562,753

Reinvestment of distributions    2,565,624                246,910                  31,975,856               2,785,068

Shares redeemed                  (10,288,334)             (11,288,106)             (139,358,688)            (142,250,679)

Net increase (decrease)          3,501,192                7,201,245               $ 45,811,375             $ 88,097,142

CLASS B Shares sold              2,302,521                1,907,677               $ 31,321,307             $ 24,432,331

Reinvestment of distributions    425,511                  37,955                   5,260,655                425,863

Shares redeemed                  (882,420)                (549,081)                (11,531,684)             (6,719,610)

Net increase (decrease)          1,845,612                1,396,551               $ 25,050,278             $ 18,138,584

CLASS C Shares sold              981,412                  24,521                  $ 13,382,594             $ 343,450

Reinvestment of distributions    4,909                    -                        61,138                   -

Shares redeemed                  (87,336)                 -                        (1,098,482)              -

Net increase (decrease)          898,985                  24,521                  $ 12,345,250             $ 343,450

INSTITUTIONAL CLASS Shares       1,778,897                7,539,683               $ 24,392,821             $ 88,091,401
sold

Reinvestment of distributions    239,320                  5,512                    2,980,284                62,017

Shares redeemed                  (1,680,567)              (5,689,999)              (22,410,891)             (73,737,775)

Net increase (decrease)          337,650                  1,855,196               $ 4,962,214              $ 14,415,643


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3,
1997(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 7,581

CLASS T                57,358

CLASS B                15,658

CLASS C                14,216

INSTITUTIONAL CLASS    10,917

                      $ 105,730

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Mid Cap Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mid Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

CLASS A
PAY DATE 12/22/97 1/5/98 12/21/98
RECORD DATE 12/19/97 1/2/98 12/18/98
DIVIDENDS - - -
SHORT-TERM
CAPITAL GAINS $1.33 $0.01 $0.07
LONG-TERM
CAPITAL GAINS $0.11 - $0.39
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 73.80% - -
 20% rate 26.20% 100% 100%

CLASS T
PAY DATE 12/22/97 1/5/98 12/21/98
RECORD DATE 12/19/97 1/2/98 12/18/98
DIVIDENDS - - -
SHORT-TERM
CAPITAL GAINS $1.32 $0.01 $0.03
LONG-TERM
CAPITAL GAINS $0.11 - $0.39
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 73.80% - -
 20% rate 26.20% 100% 100%

CLASS B
PAY DATE 12/22/97 1/5/98 12/21/98
RECORD DATE 12/19/97 1/2/98 12/18/98
DIVIDENDS - - -
SHORT-TERM
CAPITAL GAINS $1.27 $0.01 -
LONG-TERM
CAPITAL GAINS $0.11 - $0.39
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 73.80% - -
 20% rate 26.20% 100% 100%

CLASS C
PAY DATE 12/22/97 1/5/98 12/21/98
RECORD DATE 12/19/97 1/2/98 12/18/98
DIVIDENDS - - -
SHORT-TERM
CAPITAL GAINS $1.32 $0.01 $0.02
LONG-TERM
CAPITAL GAINS $0.11 - $0.39
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 73.80% - -
 20% rate 26.20% 100% 100%

A total of 5% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Katherine Collins, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
MID CAP
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the last six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   21  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  30  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  37  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          38


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Standard & Poor's, S&P and S&P 500 are registered service marks of The
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Distributors Corporation.
Other third party marks appearing herein are the property of their
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All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR MID CAP FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - INST CL    9.60%        57.77%

S&P MidCap 400                    10.40%       61.67%

Mid-Cap Funds Average             3.34%        n/a

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's MidCap 400 Index - a widely recognized, market capitalization-weighted index of 400 medium capitalization stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 309 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  LIFE OF FUND
1998

FIDELITY ADV MID CAP - INST CL  9.60%        17.84%

S&P MidCap 400                  10.40%       18.88%

Mid-Cap Funds Average           3.34%        n/a

AVERAGE ANNUAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year. $10,000 OVER LIFE OF FUND
             FA Mid Cap -CL I            S&P MidCap 400
             00533                       SP004
  1996/02/20      10000.00                    10000.00
  1996/02/29      10180.00                    10122.33
  1996/03/31      10250.00                    10243.60
  1996/04/30      10750.00                    10556.44
  1996/05/31      11260.00                    10699.16
  1996/06/30      10770.00                    10538.56
  1996/07/31      10100.00                     9825.63
  1996/08/31      10780.00                    10392.28
  1996/09/30      11480.00                    10845.38
  1996/10/31      11180.00                    10876.94
  1996/11/30      11700.00                    11489.64
  1996/12/31      11571.96                    11502.39
  1997/01/31      11969.58                    11934.19
  1997/02/28      11755.48                    11836.09
  1997/03/31      11133.55                    11331.52
  1997/04/30      11449.61                    11625.34
  1997/05/31      12428.38                    12641.86
  1997/06/30      13101.29                    12996.97
  1997/07/31      14131.04                    14283.80
  1997/08/31      14110.65                    14266.52
  1997/09/30      14834.53                    15086.56
  1997/10/31      14161.63                    14430.14
  1997/11/30      14396.12                    14644.00
  1997/12/31      14818.42                    15212.33
  1998/01/31      14692.93                    14922.69
  1998/02/28      15925.91                    16159.03
  1998/03/31      16759.31                    16887.81
  1998/04/30      16702.22                    17196.01
  1998/05/31      16165.65                    16422.36
  1998/06/30      16656.56                    16525.99
  1998/07/31      16199.90                    15885.27
  1998/08/31      13243.05                    12928.39
  1998/09/30      13802.45                    14135.25
  1998/10/31      14829.93                    15398.52
  1998/11/30      15777.49                    16166.91
IMATRL PRASUN   SHR__CHT 19981130 19981216 140052 R00000000000037
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Institutional Class on February 20, 1996, when the fund started. As the chart shows, by November 30, 1998, the value of the investment would have grown to $15,777 - a 57.77% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,167 - a 61.67% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ending November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 Index - a popular measure
of small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Katherine Collins, Portfolio Manager of Fidelity Advisor Mid Cap Fund
Q. HOW DID THE FUND PERFORM, KATHERINE?
A. For the 12 months that ended on November 30, 1998, the fund's Institutional Class shares returned 9.60%. During the same period, the Standard & Poor's MidCap 400 Index returned 10.40% and the mid-cap funds average monitored by Lipper Analytical Services returned 3.34%.
Q. WHAT FACTORS AFFECTED PERFORMANCE?
A. The fund's relative performance was helped by my emphasis on media and leisure companies and my de-emphasis of energy and basic industry companies, whose stocks generally performed poorly. The fund's de-emphasis of utility stocks relative to the S&P MidCap index helped relative performance, although these stocks tend to do better in uncertain times. I manage the fund to be somewhat more aggressive than the S&P MidCap index, but it is less aggressive than many of the funds in the Lipper catgory. It makes sense that in a volatile, uncertain market, the fund would do better than the Lipper average, but underperform the S&P MidCap index.
Q. ONE OF YOUR LARGEST SECTOR WEIGHTINGS WAS IN MEDIA AND LEISURE, AT ABOUT 13% OF INVESTMENTS. WHAT WAS YOUR STRATEGY HERE?
A. This very diverse group encompasses a number of categories, including broadcasters and cable television companies. Two broadcasters that were performance leaders were Clear Channel Communications and Jacor, both of which the fund owned before they announced merger plans in early October. USA Networks, which owns cable television networks, and theme-park operator Premier Parks were two other strong contributors. Another investment that helped in this group was Harley-Davidson, the motorcycle manufacturer.
Q. YOU ALSO HAVE CONCENTRATIONS IN TECHNOLOGY, FINANCE AND HEALTH. WHAT HAS BEEN YOUR STRATEGY IN THESE SECTORS?
A. While technology and finance were about 14% and 9% of investments at the end of the period, respectively, both were under-represented when compared to the benchmark S&P MidCap index. In technology, I looked for companies that either had attractive valuations or had records of strong, recurring revenues. This was a challenge, as many fast-growing companies had very expensive stock prices. I did find opportunities in the semiconductor equipment area though this industry was one of the first hit by the Asian economic crisis and many stocks lost more than half their value. Companies in which I invested included KLA-Tencor, Teradyne and Applied Materials. In financial services, I was concerned about it being late in the economic cycle and high stock valuations. As a result, I underweighted this sector, which turned out to be good for the fund when these stocks corrected sharply in the summer. The health industry stood at about 9% of investments as of November 30. I tended to emphasize health care products rather than services.
Q. WERE THERE ANY PARTICULAR DISAPPOINTMENTS?
A. I didn't own enough of two technology companies that had very strong performance: America Online and BMC Software. Both were under-represented in the fund, when compared to their weightings in the S&P MidCap index. Therefore, although owning these stocks was positive, I should have owned more. Two retailers also held back performance: Consolidated Stores and Stage Stores. Each ran into weather problems and problems related to the integration of other companies they had acquired. Another disappointment was HEALTHSOUTH, which operates physical therapy centers. It was under pressure from HMOs, which reimburse it for services, to hold down the fees it charged them. I sold the fund's HEALTHSOUTH position during the period.
Q. WHAT IS YOUR OUTLOOK?
A. I think there are still some great investment opportunities within the mid-cap market, although I am a little less bullish about the overall domestic economy than I was six months ago. However, I do think there are companies that will be able to weather the economic conditions and do well. Mid-cap stock values, in relation to large-cap values, are cheap on an historical basis. That is a good general backdrop for investing in mid-caps.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KATHERINE COLLINS ON THE
CONTINUED GAP BETWEEN THE
PERFORMANCE OF LARGE-CAP
AND MID-CAP STOCKS:
"In recent years, we have seen a
large divergence in the
performance of large-, mid- and
small-cap stocks. In general,
large-cap stocks have done
significantly better.
"The continuing gap has pushed
mid-cap companies to their lowest
valuation levels relative to
large-cap companies in 20 years.
The disparity is even more
remarkable because small- and
mid-cap companies have shown
better earnings performance than
large caps. According to Prudential
Securities, the third quarter of 1998
was the sixth consecutive quarter
in which small- and mid-cap
companies grew earnings faster
than large companies. It has been
shown consistently that stock
prices follow company earnings, yet
this has not been the case for
mid-caps recently.
"I am encouraged by the
continuation of the strong earnings
trends at many mid-cap companies.
Generally, these companies have
more domestic business than large
multi-national corporations, so they
have been somewhat insulated from
international market turmoil. I also
am heartened that the mid-cap
stocks are at low valuations relative
to large stocks. Finally, I continue to
find exciting individual companies
generating superior earnings growth
at decent valuations, which should
translate into good opportunities,
no matter what the mid-cap market
does overall."
FUND FACTS
GOAL: long-term growth of
capital by investing primarily
in common stocks of
companies with
medium-sized market
capitalizations.
START DATE: February 20, 1996
SIZE: as of November 30,
1998, more than $507 million
MANAGER: Katherine Collins,
since January 1997; joined
Fidelity in 1990
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Medtronic, Inc.                 1.9                      1.3

Leggett & Platt, Inc.           1.7                      1.5

Harley-Davidson, Inc.           1.4                      1.0

USA Networks, Inc.              1.3                      0.7

Westwood One, Inc.              1.3                      0.6

Cardinal Health, Inc.           1.3                      0.6

Linear Technology Corp.         1.2                      0.6

Armstrong World Industries,     1.2                      0.8
Inc.

Service Corp. International     1.2                      0.5

Safeway, Inc.                   1.1                      1.3

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

TECHNOLOGY                      14.1                     10.4

MEDIA & LEISURE                 13.0                     12.6

HEALTH                          9.3                      9.7

FINANCE                         9.0                      14.1

DURABLES                        8.9                      6.5


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 92.3
Row: 1, Col: 2, Value: 7.7
Stocks 97.5%
Short-term
investments 2.5%
FOREIGN
INVESTMENTS 1.5%
Stocks 92.3%
Short-term
investments 7.7%
FOREIGN
INVESTMENTS 0.7%
Row: 1, Col: 1, Value: 97.5
Row: 1, Col: 2, Value: 2.5
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 92.3%

                                 SHARES                          VALUE (NOTE 1)

AEROSPACE & DEFENSE - 1.2%

AEROSPACE & DEFENSE - 0.4%

Gulfstream Aerospace Corp. (a)    18,700                         $ 960,713

Harsco Corp.                      31,200                          1,010,100

                                                                  1,970,813

SHIP BUILDING & REPAIR - 0.8%

Avondale Industries, Inc.         54,907                          1,516,806

General Dynamics Corp.            45,400                          2,636,038

                                                                  4,152,844

TOTAL AEROSPACE & DEFENSE                                         6,123,657

BASIC INDUSTRIES - 2.4%

CHEMICALS & PLASTICS - 1.4%

Cytec Industries, Inc. (a)        96,300                          2,172,769

IMC Global, Inc.                  108,000                         2,470,500

Ivex Packaging Corp. (a)          126,900                         2,474,550

                                                                  7,117,819

IRON & STEEL - 0.5%

Nucor Corp.                       47,000                          1,974,000

Steel Dynamics, Inc. (a)          56,100                          764,363

                                                                  2,738,363

PACKAGING & CONTAINERS - 0.5%

Owens-Illinois, Inc. (a)          35,600                          1,143,650

Silgan Holdings, Inc. (a)         39,900                          1,097,250

                                                                  2,240,900

TOTAL BASIC INDUSTRIES                                            12,097,082

CONSTRUCTION & REAL ESTATE -
5.3%

BUILDING MATERIALS - 4.6%

Armstrong World Industries,       93,300                          6,216,113
Inc.

Carlisle Companies, Inc.          84,100                          3,726,681

Dayton Superior Corp. Class A     59,000                          1,150,500
(a)

Elcor Corp.                       129,000                         3,982,875

Lone Star Industries, Inc.        41,400                          3,133,463

Sherwin-Williams Co.              105,300                         2,987,888

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

BUILDING MATERIALS - CONTINUED

Southdown, Inc.                   15,048                         $ 876,546

York International Corp.          31,400                          1,318,800

                                                                  23,392,866

CONSTRUCTION - 0.5%

Jacobs Engineering Group,         64,200                          2,419,538
Inc. (a)

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Alexandria Real Estate            13,800                          426,075
Equities, Inc.

Duke Realty Investments, Inc.     29,700                          673,819

                                                                  1,099,894

TOTAL CONSTRUCTION & REAL                                         26,912,298
ESTATE

DURABLES - 8.9%

AUTOS, TIRES, & ACCESSORIES -
2.1%

Casey's General Stores, Inc.      120,500                         1,671,938

Danaher Corp.                     119,300                         5,443,063

Pep Boys-Manny, Moe & Jack        83,100                          1,173,788

SPX Corp.                         38,155                          2,212,970

                                                                  10,501,759

CONSUMER ELECTRONICS - 1.4%

Black & Decker Corp.              84,100                          4,557,169

Newell Co.                        63,100                          2,792,175

                                                                  7,349,344

HOME FURNISHINGS - 3.2%

Bassett Furniture Industries,     36,100                          911,525
Inc.

Knoll, Inc. (a)                   81,000                          2,187,000

Leggett & Platt, Inc.             382,500                         8,677,969

Maxim Group, Inc. (a)             8,100                           158,456

Miller (Herman), Inc.             125,200                         2,660,500

OSF, Inc. (a)                     86,300                          633,296

Restoration Hardware, Inc.        43,200                          1,206,900

                                                                  16,435,646

TEXTILES & APPAREL - 2.2%

Kellwood Co.                      25,800                          696,600

Liz Claiborne, Inc.               45,700                          1,548,088

Mohawk Industries, Inc. (a)       76,150                          2,841,347

Shaw Industries, Inc.             27,100                          548,775

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

Stride Rite Corp.                 52,200                         $ 463,275

Unifi, Inc.                       100,100                         1,926,925

WestPoint Stevens, Inc. Class     107,300                         3,219,000
A (a)

                                                                  11,244,010

TOTAL DURABLES                                                    45,530,759

ENERGY - 2.8%

ENERGY SERVICES - 0.3%

ENSCO International, Inc.         29,400                          281,138

Halliburton Co.                   22,500                          660,938

Transocean Offshore, Inc.         26,000                          641,875

                                                                  1,583,951

OIL & GAS - 2.5%

Apache Corp.                      54,000                          1,242,000

Coastal Corp. (The)               17,400                          606,825

Conoco, Inc. Class A  (a)         17,600                          416,900

Enron Oil & Gas Co.               45,200                          678,000

Nuevo Energy Co. (a)              75,200                          1,113,900

Oryx Energy Co. (a)               58,800                          812,175

Seagull Energy Corp. (a)          114,400                         936,650

Tosco Corp.                       136,400                         3,563,450

Ultramar Diamond Shamrock         69,800                          1,797,350
Corp.

USX-Marathon Group                29,600                          839,900

Valero Energy Corp.               42,400                          890,400

                                                                  12,897,550

TOTAL ENERGY                                                      14,481,501

FINANCE - 9.0%

BANKS - 3.3%

Amcore Financial, Inc.            13,200                          311,025

AmSouth Bancorp                   89,950                          3,800,388

Banco Santander Puerto Rico       4,800                           110,400
(a)

Centura Banks, Inc.               10,900                          741,200

Comerica, Inc.                    42,350                          2,731,575

Marshall & Ilsley Corp.           43,100                          2,195,406

North Fork Bancorp, Inc.          66,440                          1,399,392

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

FINANCE - CONTINUED

BANKS - CONTINUED

U.S. Bancorp                      62,330                         $ 2,294,523

Westamerica Bancorp               51,500                          1,860,438

Zions Bancorp                     28,000                          1,414,000

                                                                  16,858,347

CREDIT & OTHER FINANCE - 1.8%

Associates First Capital          56,300                          4,384,363
Corp.

Household International, Inc.     32,800                          1,283,300

Providian Financial Corp.         40,100                          3,681,681

                                                                  9,349,344

INSURANCE - 3.6%

AFLAC, Inc.                       75,700                          2,791,438

Allmerica Financial Corp.         57,800                          3,189,838

Ambac Financial Group, Inc.       32,100                          1,958,100

American Bankers Insurance        40,800                          1,851,300
Group, Inc.

Hartford Life, Inc. Class A       9,500                           520,719

HCC Insurance Holdings, Inc.      26,800                          497,475

MBIA, Inc.                        12,600                          815,850

PAULA Financial                   40,100                          390,975

Progressive Corp.                 8,900                           1,320,538

Protective Life Corp.             57,200                          2,227,225

Reliastar Financial Corp.         44,995                          2,114,765

UNUM Corp.                        16,250                          875,469

                                                                  18,553,692

SAVINGS & LOANS - 0.3%

Richmond County Financial         28,000                          460,250
Corp.

Webster Financial Corp.           33,400                          926,850

                                                                  1,387,100

TOTAL FINANCE                                                     46,148,483

HEALTH - 9.3%

MEDICAL EQUIPMENT & SUPPLIES
- 8.5%

Arterial Vascular                 75,600                          3,694,950
Engineering, Inc. (a)

Becton, Dickinson & Co.           95,300                          4,050,250

Biomet, Inc.                      31,100                          1,189,575

Cardinal Health, Inc.             96,600                          6,629,175

Cyberonics, Inc. (a)              57,500                          625,313

Guidant Corp.                     46,000                          3,947,375

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- CONTINUED

McKesson Corp.                    20,200                         $ 1,437,988

Medtronic, Inc.                   144,200                         9,760,512

Millipore Corp.                   95,100                          2,674,688

Pall Corp.                        126,600                         2,943,450

Sofamor/Danek Group, Inc. (a)     17,400                          1,945,538

Sybron International, Inc. (a)    188,000                         4,676,500

                                                                  43,575,314

MEDICAL FACILITIES MANAGEMENT
- 0.8%

Health Management Associates,     171,075                         3,710,189
Inc. Class A (a)

TOTAL HEALTH                                                      47,285,503

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.1%

ELECTRICAL EQUIPMENT - 2.1%

American Power Conversion         60,100                          2,486,638
Corp. (a)

Emerson Electric Co.              37,900                          2,463,500

General Electric Co.              19,100                          1,728,550

VWR Scientific Products Corp.     130,200                         4,068,750
(a)

                                                                  10,747,438

INDUSTRIAL MACHINERY &
EQUIPMENT - 2.3%

ASM Lithography Holdings N V      60,700                          1,718,569
(a)

Gorman-Rupp Co.                   43,000                          701,438

Illinois Tool Works, Inc.         19,100                          1,214,044

Kaydon Corp.                      32,900                          1,161,781

Kuhlman Corp.                     66,600                          1,856,475

Mark IV Industries, Inc.          42,900                          723,938

PRI Automation, Inc.              122,900                         2,949,600

Stanley Works                     46,300                          1,415,044

                                                                  11,740,889

POLLUTION CONTROL - 0.7%

Allied Waste Industries, Inc.     33,635                          685,313
(a)

Eastern Environmental             70,700                          1,537,725
Services, Inc. (a)

Waste Management, Inc.            29,685                          1,272,744

                                                                  3,495,782

TOTAL INDUSTRIAL MACHINERY &                                      25,984,109
EQUIPMENT

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

MEDIA & LEISURE - 13.0%

BROADCASTING - 7.0%

CBS Corp.                         96,300                         $ 2,870,944

Chum Ltd. Class B                 1,600                           37,050

Clear Channel Communications,     60,700                          2,837,725
Inc. (a)

Cox Communications, Inc.          17,400                          916,763
Class A (a)

Fox Entertainment Group, Inc.     45,900                          1,084,388
(a)

Heftel Broadcasting Corp.         82,700                          3,855,888
Class A (a)

Jacor Communications, Inc.        94,300                          5,487,081
Class A (a)

MediaOne Group, Inc.              29,700                          1,202,850

Nielsen Media Research, Inc.      67,000                          1,005,000
(a)

RCN Corp. (a)                     29,400                          499,800

Univision Communications,         83,400                          2,335,200
Inc. Class A (a)

USA Networks, Inc. (a)            214,000                         6,754,375

Westwood One, Inc. (a)            251,100                         6,654,150

                                                                  35,541,214

ENTERTAINMENT - 1.9%

Cinar Films, Inc. Class B         77,800                          1,725,449
(sub. vtg.) (a)

Pixar (a)                         61,500                          3,051,938

Premier Parks, Inc. (a)           158,500                         4,299,313

Tele-Communications, Inc.         38,100                          754,856
(TCI Ventures Group) Series
A (a)

                                                                  9,831,556

LEISURE DURABLES & TOYS - 2.3%

Harley-Davidson, Inc.             172,600                         7,216,838

Mattel, Inc.                      133,900                         4,627,919

                                                                  11,844,757

PUBLISHING - 0.1%

Times Mirror Co. Class A          13,100                          767,988

RESTAURANTS - 1.7%

CKE Restaurants, Inc.             114,710                         2,803,226

Cracker Barrel Old Country        51,500                          1,197,375
Store, Inc.

Papa John's International,        38,700                          1,622,981
Inc. (a)

Starbucks Corp. (a)               66,200                          3,053,475

                                                                  8,677,057

TOTAL MEDIA & LEISURE                                             66,662,572

NONDURABLES - 5.2%

AGRICULTURE - 0.3%

Michael Foods, Inc.               54,200                          1,361,775

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

NONDURABLES - CONTINUED

BEVERAGES - 0.7%

Coca-Cola Bottling Co.            10,300                         $ 598,044
Consolidated

Whitman Corp.                     117,300                         2,653,913

                                                                  3,251,957

FOODS - 3.3%

American Italian Pasta Co.        31,300                          790,325
Class A (a)

Dean Foods Co.                    95,300                          4,336,150

Earthgrains Co.                   50,500                          1,622,313

Flowers Industries, Inc.          60,600                          1,382,438

Interstate Bakeries Corp.         77,400                          2,031,750

Keebler Foods Co. (a)             13,000                          437,938

Suiza Foods Corp. (a)             48,300                          2,288,213

Tootsie Roll Industries, Inc.     35,300                          1,345,813

Wrigley (Wm.) Jr. Co.             30,500                          2,687,813

                                                                  16,922,753

HOUSEHOLD PRODUCTS - 0.6%

Clorox Co.                        20,100                          2,232,356

First Brands Corp.                26,100                          977,119

                                                                  3,209,475

TOBACCO - 0.3%

RJR Nabisco Holdings Corp.        55,200                          1,590,450

TOTAL NONDURABLES                                                 26,336,410

RETAIL & WHOLESALE - 8.5%

APPAREL STORES - 1.5%

Abercrombie & Fitch Co. Class     29,900                          1,674,400
A (a)

Bon-Ton Stores, Inc. (a)          156,300                         1,191,788

Stage Stores, Inc. (a)            69,000                          793,500

TJX Companies, Inc.               161,200                         4,130,750

                                                                  7,790,438

DRUG STORES - 1.0%

CVS Corp.                         58,338                          2,880,439

Walgreen Co.                      38,400                          2,061,600

                                                                  4,942,039

GENERAL MERCHANDISE STORES -
2.1%

Consolidated Stores Corp. (a)     40,726                          875,609

Dollar Tree Stores, Inc. (a)      79,075                          3,588,028

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES -
CONTINUED

Nordstrom, Inc.                   58,800                         $ 2,190,300

Saks Holdings, Inc. (a)           154,498                         4,248,695

                                                                  10,902,632

GROCERY STORES - 2.6%

Meyer (Fred), Inc. (a)            63,300                          3,220,388

Safeway, Inc. (a)                 105,300                         5,561,156

U.S. Foodservice (a)              94,660                          4,348,444

                                                                  13,129,988

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.3%

Action Performance Companies,     72,400                          2,642,600
Inc. (a)

Bed Bath & Beyond, Inc. (a)       53,200                          1,659,175

Staples, Inc. (a)                 44,900                          1,568,694

Zale Corp. (a)                    25,000                          715,625

                                                                  6,586,094

TOTAL RETAIL & WHOLESALE                                          43,351,191

SERVICES - 4.2%

ADVERTISING - 1.8%

ADVO, Inc. (a)                    58,600                          1,516,275

Interpublic Group of              20,700                          1,423,125
Companies, Inc.

Lamar Advertising Co. Class A     27,500                          941,875
(a)

Omnicom Group, Inc.               77,500                          4,141,406

Outdoor Systems, Inc. (a)         47,800                          1,290,600

                                                                  9,313,281

PRINTING - 0.1%

Schawk, Inc. Class A              49,400                          710,125

SERVICES - 2.3%

Administaff, Inc. (a)             38,100                          1,031,081

Borg-Warner Security Corp.        196,100                         3,591,081

Pittston Co. (Brinks Group)       31,200                          936,000

Service Corp. International       163,700                         6,118,288

                                                                  11,676,450

TOTAL SERVICES                                                    21,699,856

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - 14.1%

COMMUNICATIONS EQUIPMENT - 1.1%

Andrew Corp. (a)                  51,700                         $ 827,200

Ascend Communications, Inc.       58,400                          3,281,350
(a)

Aspect Telecommunications         38,500                          729,094
Corp. (a)

Dialogic Corp. (a)                14,600                          328,500

Intermedia Communications,        32,400                          558,900
Inc. (a)

                                                                  5,725,044

COMPUTER SERVICES & SOFTWARE
- 5.5%

America Online, Inc.              46,000                          4,027,875

Autodesk, Inc.                    27,500                          1,000,313

BMC Software, Inc.                20,000                          1,021,250

Cadence Design Systems, Inc.      69,300                          1,949,063
(a)

CNET, Inc. (a)                    24,200                          1,284,113

Compuware Corp. (a)               19,700                          1,226,325

Electronics for Imaging, Inc.     62,400                          1,673,100
(a)

International Telecom Data        35,200                          866,800
Systems, Inc.

Intuit, Inc. (a)                  19,100                          1,105,413

Keane, Inc. (a)                   118,800                         3,415,500

Legato Systems, Inc. (a)          48,100                          2,299,781

Netscape Communications Corp.     21,000                          777,000
(a)

Sabre Group Holdings, Inc.        20,700                          821,531
Class A (a)

Shared Medical Systems Corp.      11,700                          612,788

Siebel Systems, Inc. (a)          56,378                          1,367,167

Sportsline USA, Inc.              43,600                          752,100

Technology Solutions, Inc. (a)    35,150                          327,334

Veritas Software Corp. (a)        32,700                          1,953,825

Wang Laboratories, Inc. (a)       41,500                          1,058,250

Wind River Systems, Inc. (a)      9,500                           442,938

                                                                  27,982,466

COMPUTERS & OFFICE EQUIPMENT
- 2.3%

Apple Computer, Inc. (a)          35,500                          1,133,781

Comverse Technology, Inc. (a)     37,090                          2,132,675

Ingram Micro, Inc. Class A (a)    45,000                          1,912,500

Lexmark International Group,      45,300                          3,459,788
Inc. (a)

Quantum Corp. (a)                 136,800                         3,026,700

                                                                  11,665,444

ELECTRONIC INSTRUMENTS - 3.9%

Applied Materials, Inc. (a)       111,100                         4,305,125

KLA-Tencor Corp. (a)              91,000                          3,099,688

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS -
CONTINUED

Novellus Systems, Inc. (a)        43,300                         $ 2,148,763

Teradyne, Inc. (a)                161,500                         5,178,094

Thermoquest Corp. (a)             90,500                          921,969

Varian Associates, Inc.           70,800                          2,801,025

Waters Corp. (a)                  20,700                          1,596,488

                                                                  20,051,152

ELECTRONICS - 1.3%

International Rectifier Corp.     62,100                          582,188
(a)

Linear Technology Corp.           90,100                          6,312,631

                                                                  6,894,819

TOTAL TECHNOLOGY                                                  72,318,925

UTILITIES - 3.3%

CELLULAR - 0.4%

Nextel Communications, Inc.       25,600                          550,400
Class A (a)

SkyTel Communications, Inc.       63,400                          1,323,475
(a)

                                                                  1,873,875

ELECTRIC UTILITY - 1.8%

AES Corp. (a)                     40,300                          1,843,725

CMS Energy Corp.                  22,800                          1,111,500

Duke Energy Corp.                 30,100                          1,883,131

Entergy Corp.                     37,900                          1,110,944

IPALCO Enterprises, Inc.          32,200                          1,614,025

PG&E Corp.                        54,500                          1,686,094

                                                                  9,249,419

GAS - 0.4%

Enron Corp.                       40,700                          2,139,294

TELEPHONE SERVICES - 0.7%

COMSAT Corp. Series 1             15,000                          534,375

e.spire Communications, Inc.      26,900                          216,881
(a)

MCI WorldCom, Inc. (a)            27,600                          1,628,400

COMMON STOCKS - CONTINUED

                                 SHARES                          VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

U.S. LEC Corp. Class A            10,000                         $ 113,750

WinStar Communications, Inc.      40,600                          1,131,725
(a)

                                                                  3,625,131

TOTAL UTILITIES                                                   16,887,719

TOTAL COMMON STOCKS                                471,820,065
(Cost $417,398,128)

CASH EQUIVALENTS - 7.7%

                                 MATURITY AMOUNT

Investments in repurchase        $ 39,302,731                     39,297,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98
(Cost $39,297,000)

TOTAL INVESTMENT IN                               $ 511,117,065
SECURITIES - 100%
(Cost $456,695,128)


LEGEND
(a) Non-income producing
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $459,794,629. Net unrealized appreciation aggregated $51,322,436, of which $79,201,487 related to appreciated investment securities and $27,879,051 related to depreciated investment securities.
The fund hereby designates approximately $8,534,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at               $ 511,117,065
value (including repurchase
agreements of $39,297,000)
(cost $456,695,128) -  See
accompanying schedule

Receivable for investments                  3,077,868
sold

Receivable for fund shares                  613,356
sold

Dividends receivable                        299,107

 TOTAL ASSETS                               515,107,396

LIABILITIES

Payable to custodian bank      $ 73,563

Payable for investments         5,579,491
purchased

Payable for fund shares         953,894
redeemed

Accrued management fee          244,421

Distribution fees payable       229,416

Other payables and accrued      190,251
expenses

 TOTAL LIABILITIES                          7,271,036

NET ASSETS                                 $ 507,836,360

Net Assets consist of:

Paid in capital                            $ 435,463,105

Accumulated undistributed net               17,951,591
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 54,421,664
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                 $ 507,836,360

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $13.71
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($11,339,903 (divided by)
827,153 shares)

Maximum offering price per         $14.55
share (100/94.25 of $13.71)

CLASS T: NET ASSET VALUE and       $13.75
redemption price per share
 ($367,035,311 (divided by)
26,690,831 shares)

Maximum offering price per         $14.25
share (100/96.50 of $13.75)

CLASS B: NET ASSET VALUE and       $13.58
offering price per share
($82,316,683 (divided by)
6,059,999 shares) A

CLASS C: NET ASSET VALUE,          $13.64
offering price and
redemption price   per share
($12,593,155 (divided by)
923,506 shares) A

INSTITUTIONAL CLASS: NET           $13.82
ASSET VALUE, offering price
and redemption price   per
share ($34,551,308 (divided
by) 2,500,499 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                             $ 2,998,487
Dividends

Interest                                       1,251,485

 TOTAL INCOME                                  4,249,972

EXPENSES

Management fee                   $ 2,834,821

Transfer agent fees               1,093,744

Distribution fees                 2,602,908

Accounting fees and expenses      288,852

Non-interested trustees'          1,725
compensation

Custodian fees and expenses       37,703

Registration fees                 105,730

Audit                             39,923

Legal                             29,250

Miscellaneous                     20,598

 Total expenses before            7,055,254
reductions

 Expense reductions               (154,837)    6,900,417

NET INVESTMENT INCOME (LOSS)                   (2,650,445)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            21,448,905

 Foreign currency transactions    (1,073)      21,447,832

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            16,594,363

 Assets and liabilities in        (273)        16,594,090
foreign currencies

NET GAIN (LOSS)                                38,041,922

NET INCREASE (DECREASE) IN                    $ 35,391,477
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1998  YEAR ENDED NOVEMBER 30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (2,650,445)                 $ (1,867,851)
income (loss)

 Net realized gain (loss)       21,447,832                    55,118,706

 Change in net unrealized       16,594,090                    22,620,104
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     35,391,477                    75,870,959
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (43,421,664)                  (3,481,786)
from net realized gains

Share transactions - net        94,908,223                    123,963,444
increase (decrease)

  TOTAL INCREASE (DECREASE)     86,878,036                    196,352,617
IN NET ASSETS

NET ASSETS

 Beginning of period            420,958,324                   224,605,707

 End of period                 $ 507,836,360                 $ 420,958,324


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.04                   $ 11.70   $ 10.74
period

Income from Investment
Operations

 Net investment income (loss)     (.05)                     (.09)     (.01)
D

 Net realized and unrealized      1.17                      2.64      .97
gain (loss)

 Total from investment            1.12                      2.55      .96
operations

Less Distributions

 From net realized gain           (1.45)                    (.21)     -

Net asset value, end of period   $ 13.71                   $ 14.04   $ 11.70

TOTAL RETURN B, C                 9.07%                     22.24%    8.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,340                  $ 4,670   $ 1,239
(000 omitted)

Ratio of expenses to average      1.30%                     1.62% F   1.56% A, F
net assets

Ratio of expenses to average      1.27% G                   1.58% G   1.56% A
net assets after  expense
reductions

Ratio of net investment           (.36)%                    (.71)%    (.33)% A
income to average net assets

Portfolio turnover                139%                      208%      101% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS T

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997       1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.09                   $ 11.70    $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.07)                     (.07)      (.03)
D

 Net realized and unrealized      1.17                      2.64       1.73
gain (loss)

 Total from investment            1.10                      2.57       1.70
operations

Less Distributions

 From net realized gain           (1.44)                    (.18)      -

Net asset value, end of period   $ 13.75                   $ 14.09    $ 11.70

TOTAL RETURN B, C                 8.87%                     22.35%     17.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 367,035                 $ 326,642  $ 187,040
(000 omitted)

Ratio of expenses to average      1.42%                     1.48%      1.60% A
net assets

Ratio of expenses to average      1.39% F                   1.44% F    1.60% A
net assets after  expense
reductions

Ratio of net investment           (.51)%                    (.53)%     (.37)% A
income to average net assets

Portfolio turnover                139%                      208%       101% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO NOVEMBER 30, 1996.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS B

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 13.94                   $ 11.61   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     (.14)                     (.14)     (.10)
D

 Net realized and unrealized      1.17                      2.62      1.71
gain (loss)

 Total from investment            1.03                      2.48      1.61
operations

Less Distributions

 From net realized gain           (1.39)                    (.15)     -

Net asset value, end of period   $ 13.58                   $ 13.94   $ 11.61

TOTAL RETURN B, C                 8.38%                     21.67%    16.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 82,317                  $ 58,758  $ 32,727
(000 omitted)

Ratio of expenses to average      1.94%                     2.03%     2.38% A
net assets

Ratio of expenses to average      1.91% F                   1.98% F   2.37% A, F
net assets after  expense
reductions

Ratio of net investment           (1.02)%                   (1.08)%   (1.14)% A
income to average net assets

Portfolio turnover                139%                      208%      101% A


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO NOVEMBER 30, 1996.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - CLASS C
                                 YEARS ENDED  NOVEMBER 30,

                                 1998                       1997 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.08                    $ 14.16
period

Income from Investment
Operations

 Net investment income (loss)     (.15)                      (.01)
D

 Net realized and unrealized      1.15                       (.07) H
gain (loss)

 Total from investment            1.00                       (.08)
operations

Less Distributions

 From net realized gain           (1.44)                     -

Net asset value, end of period   $ 13.64                    $ 14.08

TOTAL RETURN B, C                 8.09%                      (.56)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,593                   $ 345
(000 omitted)

Ratio of expenses to average      2.15% F                    2.50% A, F
net assets

Ratio of expenses to average      2.11% G                    2.40% A, G
net assets after expense
reductions

Ratio of net investment           (1.16)%                    (1.07)% A
income to average net assets

Portfolio turnover                139%                       208%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO NOVEMBER 30, 1997.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEARS ENDED NOVEMBER 30,

                                 1998                      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.12                   $ 11.70   $ 10.00
period

Income from Investment
Operations

 Net investment income (loss)     .01                       .01       (.02)
D

 Net realized and unrealized      1.18                      2.63      1.72
gain (loss)

 Total from investment            1.19                      2.64      1.70
operations

Less Distributions

 From net realized gain           (1.49)                    (.22)     -

Net asset value, end of period   $ 13.82                   $ 14.12   $ 11.70

TOTAL RETURN B, C                 9.60%                     23.04%    17.00%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 34,551                  $ 30,542  $ 3,600
(000 omitted)

Ratio of expenses to average      .87%                      .91%      1.50% A, F
net assets

Ratio of expenses to average      .84% G                    .84% G    1.50% A
net assets after  expense
reductions

Ratio of net investment           .04%                      .08%      (.27)% A
income to average net assets

Portfolio turnover                139%                      208%      101% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD FEBRUARY 20, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO NOVEMBER 30, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchase and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the
2. OPERATING POLICIES - CONTINUED
FOREIGN CURRENCY CONTRACTS - CONTINUED
contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $662,586,365 and $631,446,849, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .59% of average net assets . DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks, and other financial institutions for the distribution of each class of shares and providing shareholder support services.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00% *

CLASS C    1.00% *

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC.
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 20,451     $ 27

CLASS T    1,786,000    94,121

CLASS B    731,591      549,020

CLASS C    64,866       64,456

          $ 2,602,908  $ 707,624

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 5,461

CLASS T                101,845

CLASS B                31,287

CLASS C                11,743

INSTITUTIONAL CLASS    5,883

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
           PAID TO FDC  RETAINED BY FDC

CLASS A    $ 119,088    $ 33,806

CLASS T     459,186      163,750

CLASS B     138,632      138,632 *

CLASS C     2,300        2,300 *

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSION FROM ITS OWN RESOURCES TO
 DEALERS, BANKS AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE
SALES ARE MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 23,608     .29

CLASS T                 814,424     .23

CLASS B                 178,766     .24

CLASS C                 17,801      .27

INSTITUTIONAL CLASS     59,145      .17

                       $ 1,093,744

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $121,140 for the period.
5. EXPENSE REDUCTIONS.
FMR agreed to reimburse certain transfer agent, registration and other class specific expenses for Class C. For the period, the reimbursement reduced these expenses by $362.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $151,928 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $2,547 under this arrangement.
6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                        YEARS ENDED NOVEMBER 30,

                        1998                      1997

FROM NET REALIZED GAIN

CLASS A                 $ 509,696                 $ 23,887

CLASS T                  33,726,237                2,939,982

CLASS B                  5,942,258                 441,965

CLASS C                  66,029                    -

INSTITUTIONAL CLASS      3,177,444                 75,952

                        $ 43,421,664              $ 3,481,786

7. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                            DOLLARS

                                YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,  YEAR ENDED NOVEMBER 30,

                                1998                     1997 A                   1998                     1997 A

CLASS A Shares sold              605,274                  303,139                 $ 8,283,209              $ 3,978,873

Reinvestment of distributions    38,750                   2,096                    480,632                  23,555

Shares redeemed                  (149,559)                (78,508)                 (2,024,735)              (1,033,803)

Net increase (decrease)          494,465                  226,727                 $ 6,739,106              $ 2,968,625

CLASS T Shares sold              11,223,902               18,242,441              $ 153,194,207            $ 227,562,753

Reinvestment of distributions    2,565,624                246,910                  31,975,856               2,785,068

Shares redeemed                  (10,288,334)             (11,288,106)             (139,358,688)            (142,250,679)

Net increase (decrease)          3,501,192                7,201,245               $ 45,811,375             $ 88,097,142

CLASS B Shares sold              2,302,521                1,907,677               $ 31,321,307             $ 24,432,331

Reinvestment of distributions    425,511                  37,955                   5,260,655                425,863

Shares redeemed                  (882,420)                (549,081)                (11,531,684)             (6,719,610)

Net increase (decrease)          1,845,612                1,396,551               $ 25,050,278             $ 18,138,584

CLASS C Shares sold              981,412                  24,521                  $ 13,382,594             $ 343,450

Reinvestment of distributions    4,909                    -                        61,138                   -

Shares redeemed                  (87,336)                 -                        (1,098,482)              -

Net increase (decrease)          898,985                  24,521                  $ 12,345,250             $ 343,450

INSTITUTIONAL CLASS Shares       1,778,897                7,539,683               $ 24,392,821             $ 88,091,401
sold

Reinvestment of distributions    239,320                  5,512                    2,980,284                62,017

Shares redeemed                  (1,680,567)              (5,689,999)              (22,410,891)             (73,737,775)

Net increase (decrease)          337,650                  1,855,196               $ 4,962,214              $ 14,415,643


A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3,
1997(COMMENCEMENT OF SALE OF SHARES) TO NOVEMBER 30, 1997.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 7,581

CLASS T                57,358

CLASS B                15,658

CLASS C                14,216

INSTITUTIONAL CLASS    10,917

                      $ 105,730

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Mid Cap Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Mid Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

INSTITUTIONAL CLASS
PAY DATE 12/22/97 1/5/98 12/21/98
RECORD DATE 12/19/97 1/2/98 12/18/98
DIVIDENDS - - -
SHORT-TERM
CAPITAL GAINS $1.37 $.01 $0.10
LONG-TERM
CAPITAL GAINS $0.11 - $0.39
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 73.80% - -
 20% rate 26.20% 100% 100%

A total of 5% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Katherine Collins, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
STRATEGIC OPPORTUNITIES
FUND - CLASS A, CLASS T AND CLASS B
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on stock market
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   25  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  34  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  43  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          44

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September
3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee
(0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV STRATEGIC            -4.45%       62.89%        225.66%
OPPORTUNITIES - CL A

FIDELITY ADV STRATEGIC            -9.95%       53.52%        206.94%
OPPORTUNITIES - CL A
(INCL. 5.75% SALES CHARGE)

S&P 500 (registered trademark)    23.66%       181.25%       457.74%

Capital Appreciation Funds        8.48%        100.86%       296.44%
Average

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV STRATEGIC        -4.45%       10.25%        12.53%
OPPORTUNITIES - CL A

FIDELITY ADV STRATEGIC        -9.95%       8.95%         11.87%
OPPORTUNITIES - CL A  (INCL.
5.75% SALES CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Capital Appreciation Funds    8.48%        13.91%        13.51%
Average

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Strategic Opp -CL A      S&P 500
             00266                       SP001
  1988/11/30       9425.00                    10000.00
  1988/12/31       9434.92                    10175.00
  1989/01/31       9969.32                    10919.81
  1989/02/28       9926.32                    10647.91
  1989/03/31      10135.17                    10896.00
  1989/04/30      10522.15                    11461.51
  1989/05/31      11007.41                    11925.70
  1989/06/30      11093.40                    11857.72
  1989/07/31      11855.08                    12928.47
  1989/08/31      12008.64                    13181.87
  1989/09/30      12008.64                    13127.82
  1989/10/31      11812.08                    12823.26
  1989/11/30      12131.49                    13084.85
  1989/12/31      12510.50                    13398.89
  1990/01/31      11683.21                    12499.82
  1990/02/28      11746.36                    12661.07
  1990/03/31      11746.36                    12996.59
  1990/04/30      11266.40                    12671.68
  1990/05/31      11632.68                    13907.16
  1990/06/30      11746.36                    13812.60
  1990/07/31      11777.93                    13768.40
  1990/08/31      10950.64                    12523.73
  1990/09/30      10868.54                    11913.83
  1990/10/31      10862.22                    11862.60
  1990/11/30      11342.18                    12628.92
  1990/12/31      11613.47                    12981.27
  1991/01/31      11988.74                    13547.25
  1991/02/28      12706.35                    14515.88
  1991/03/31      13107.95                    14867.16
  1991/04/30      13285.70                    14902.84
  1991/05/31      13759.72                    15546.65
  1991/06/30      13325.21                    14834.61
  1991/07/31      13726.81                    15525.90
  1991/08/31      14023.07                    15893.87
  1991/09/30      14075.74                    15628.44
  1991/10/31      13792.64                    15837.86
  1991/11/30      13456.88                    15199.60
  1991/12/31      14293.77                    16938.43
  1992/01/31      14316.96                    16623.37
  1992/02/29      14595.26                    16839.48
  1992/03/31      14224.20                    16511.11
  1992/04/30      14494.77                    16996.54
  1992/05/31      14966.33                    17079.82
  1992/06/30      14966.33                    16825.33
  1992/07/31      15430.16                    17513.49
  1992/08/31      15159.59                    17154.46
  1992/09/30      15097.75                    17356.88
  1992/10/31      15221.44                    17417.63
  1992/11/30      15870.80                    18011.57
  1992/12/31      16133.74                    18233.11
  1993/01/31      16438.63                    18386.27
  1993/02/28      16904.43                    18636.33
  1993/03/31      17429.52                    19029.55
  1993/04/30      17082.29                    18569.04
  1993/05/31      17480.34                    19066.69
  1993/06/30      17624.31                    19121.98
  1993/07/31      17996.95                    19045.49
  1993/08/31      19123.35                    19767.32
  1993/09/30      19072.54                    19615.11
  1993/10/31      19673.85                    20021.14
  1993/11/30      18843.87                    19830.94
  1993/12/31      19430.86                    20070.89
  1994/01/31      19599.01                    20753.30
  1994/02/28      18898.38                    20190.89
  1994/03/31      18169.72                    19310.57
  1994/04/30      18319.19                    19557.74
  1994/05/31      18356.56                    19878.49
  1994/06/30      18356.56                    19391.47
  1994/07/31      18795.62                    20027.51
  1994/08/31      18907.72                    20848.63
  1994/09/30      18646.15                    20337.84
  1994/10/31      18449.98                    20795.44
  1994/11/30      17880.13                    20038.07
  1994/12/31      18037.72                    20335.24
  1995/01/31      18838.33                    20862.53
  1995/02/28      19320.62                    21675.54
  1995/03/31      19503.89                    22315.19
  1995/04/30      19928.31                    22972.37
  1995/05/31      20449.18                    23890.58
  1995/06/30      21519.87                    24445.56
  1995/07/31      22243.31                    25256.17
  1995/08/31      22879.93                    25319.56
  1995/09/30      23661.25                    26388.05
  1995/10/31      23574.43                    26293.84
  1995/11/30      24201.41                    27448.14
  1995/12/31      24920.75                    27976.80
  1996/01/31      24930.77                    28929.13
  1996/02/29      24434.56                    29197.30
  1996/03/31      23619.73                    29478.47
  1996/04/30      24241.04                    29912.98
  1996/05/31      24954.01                    30684.44
  1996/06/30      24923.45                    30801.34
  1996/07/31      23212.32                    29440.54
  1996/08/31      24088.26                    30061.44
  1996/09/30      24923.45                    31753.30
  1996/10/31      24465.12                    32629.06
  1996/11/30      25320.68                    35095.49
  1996/12/31      25303.16                    34400.24
  1997/01/31      26258.64                    36549.57
  1997/02/28      25900.56                    36836.12
  1997/03/31      24242.37                    35322.52
  1997/04/30      24370.82                    37431.28
  1997/05/31      27547.08                    39710.10
  1997/06/30      28563.02                    41489.11
  1997/07/31      29847.54                    44790.40
  1997/08/31      30326.31                    42281.24
  1997/09/30      33701.09                    44596.98
  1997/10/31      32136.32                    43107.44
  1997/11/30      32124.64                    45102.89
  1997/12/31      31862.46                    45877.30
  1998/01/31      32132.88                    46384.71
  1998/02/28      35152.17                    49729.97
  1998/03/31      36154.31                    52276.64
  1998/04/30      35075.08                    52802.54
  1998/05/31      32942.31                    51894.87
  1998/06/30      33147.88                    54002.84
  1998/07/31      32042.95                    53427.71
  1998/08/31      25426.22                    45703.13
  1998/09/30      27199.25                    48630.87
  1998/10/31      28458.35                    52586.51
  1998/11/30      30681.06                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981210 102802 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Opportunities Fund - Class A on November 30, 1988, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $30,694 - a 206.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five and 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV STRATEGIC        -4.40%       63.20%        226.30%
OPPORTUNITIES - CL T

FIDELITY ADV STRATEGIC        -7.75%       57.49%        214.88%
OPPORTUNITIES - CL T
(INCL. 3.50% SALES CHARGE)

S&P 500                       23.66%       181.25%       457.74%

Capital Appreciation Funds    8.48%        100.86%       296.44%
Average

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV STRATEGIC        -4.40%       10.29%        12.55%
OPPORTUNITIES - CL T

FIDELITY ADV STRATEGIC        -7.75%       9.51%         12.15%
OPPORTUNITIES - CL T  (INCL.
3.50% SALES CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Capital Appreciation Funds    8.48%        13.91%        13.51%
Average

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Strategic Opp -CL T      S&P 500
             00174                       SP001
  1988/11/30       9650.00                    10000.00
  1988/12/31       9660.16                    10175.00
  1989/01/31      10207.32                    10919.81
  1989/02/28      10163.29                    10647.91
  1989/03/31      10377.12                    10896.00
  1989/04/30      10773.34                    11461.51
  1989/05/31      11270.18                    11925.70
  1989/06/30      11358.23                    11857.72
  1989/07/31      12138.09                    12928.47
  1989/08/31      12295.32                    13181.87
  1989/09/30      12295.32                    13127.82
  1989/10/31      12094.07                    12823.26
  1989/11/30      12421.10                    13084.85
  1989/12/31      12809.16                    13398.89
  1990/01/31      11962.12                    12499.82
  1990/02/28      12026.78                    12661.07
  1990/03/31      12026.78                    12996.59
  1990/04/30      11535.36                    12671.68
  1990/05/31      11910.39                    13907.16
  1990/06/30      12026.78                    13812.60
  1990/07/31      12059.11                    13768.40
  1990/08/31      11212.06                    12523.73
  1990/09/30      11128.00                    11913.83
  1990/10/31      11121.53                    11862.60
  1990/11/30      11612.95                    12628.92
  1990/12/31      11890.71                    12981.27
  1991/01/31      12274.94                    13547.25
  1991/02/28      13009.68                    14515.88
  1991/03/31      13420.87                    14867.16
  1991/04/30      13602.87                    14902.84
  1991/05/31      14088.20                    15546.65
  1991/06/30      13643.31                    14834.61
  1991/07/31      14054.50                    15525.90
  1991/08/31      14357.84                    15893.87
  1991/09/30      14411.76                    15628.44
  1991/10/31      14121.91                    15837.86
  1991/11/30      13778.13                    15199.60
  1991/12/31      14635.00                    16938.43
  1992/01/31      14658.75                    16623.37
  1992/02/29      14943.69                    16839.48
  1992/03/31      14563.77                    16511.11
  1992/04/30      14840.80                    16996.54
  1992/05/31      15323.62                    17079.82
  1992/06/30      15323.62                    16825.33
  1992/07/31      15798.52                    17513.49
  1992/08/31      15521.49                    17154.46
  1992/09/30      15458.17                    17356.88
  1992/10/31      15584.81                    17417.63
  1992/11/30      16249.68                    18011.57
  1992/12/31      16518.90                    18233.11
  1993/01/31      16831.06                    18386.27
  1993/02/28      17307.99                    18636.33
  1993/03/31      17845.61                    19029.55
  1993/04/30      17490.09                    18569.04
  1993/05/31      17897.64                    19066.69
  1993/06/30      18045.05                    19121.98
  1993/07/31      18426.59                    19045.49
  1993/08/31      19579.88                    19767.32
  1993/09/30      19527.85                    19615.11
  1993/10/31      20143.52                    20021.14
  1993/11/30      19293.72                    19830.94
  1993/12/31      19894.73                    20070.89
  1994/01/31      20066.89                    20753.30
  1994/02/28      19349.53                    20190.89
  1994/03/31      18603.48                    19310.57
  1994/04/30      18756.52                    19557.74
  1994/05/31      18794.78                    19878.49
  1994/06/30      18794.78                    19391.47
  1994/07/31      19244.32                    20027.51
  1994/08/31      19359.10                    20848.63
  1994/09/30      19091.29                    20337.84
  1994/10/31      18890.43                    20795.44
  1994/11/30      18306.97                    20038.07
  1994/12/31      18468.33                    20335.24
  1995/01/31      19288.05                    20862.53
  1995/02/28      19781.85                    21675.54
  1995/03/31      19969.50                    22315.19
  1995/04/30      20404.05                    22972.37
  1995/05/31      20937.36                    23890.58
  1995/06/30      22033.61                    24445.56
  1995/07/31      22774.32                    25256.17
  1995/08/31      23426.14                    25319.56
  1995/09/30      24226.10                    26388.05
  1995/10/31      24137.22                    26293.84
  1995/11/30      24779.17                    27448.14
  1995/12/31      25515.68                    27976.80
  1996/01/31      25525.93                    28929.13
  1996/02/29      25017.88                    29197.30
  1996/03/31      24183.60                    29478.47
  1996/04/30      24819.74                    29912.98
  1996/05/31      25549.73                    30684.44
  1996/06/30      25518.44                    30801.34
  1996/07/31      23766.46                    29440.54
  1996/08/31      24663.31                    30061.44
  1996/09/30      25508.02                    31753.30
  1996/10/31      25049.16                    32629.06
  1996/11/30      25935.58                    35095.49
  1996/12/31      25905.19                    34400.24
  1997/01/31      26875.63                    36549.57
  1997/02/28      26523.89                    36836.12
  1997/03/31      24828.35                    35322.52
  1997/04/30      24958.78                    37431.28
  1997/05/31      28207.57                    39710.10
  1997/06/30      29262.83                    41489.11
  1997/07/31      30590.80                    44790.40
  1997/08/31      31076.94                    42281.24
  1997/09/30      34551.01                    44596.98
  1997/10/31      32950.33                    43107.44
  1997/11/30      32938.47                    45102.89
  1997/12/31      32643.56                    45877.30
  1998/01/31      32930.07                    46384.71
  1998/02/28      36048.94                    49729.97
  1998/03/31      37088.57                    52276.64
  1998/04/30      35996.96                    52802.54
  1998/05/31      33813.75                    51894.87
  1998/06/30      34021.68                    54002.84
  1998/07/31      32891.09                    53427.71
  1998/08/31      26081.55                    45703.13
  1998/09/30      27900.89                    48630.87
  1998/10/31      29213.42                    52586.51
  1998/11/30      31487.60                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981210 103404 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Opportunities Fund - Class T on November 30, 1988, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 1998, the value of the investment would have grown to $31,488 - a 214.88% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. Returns prior to June 30, 1994 are those of Class T, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV STRATEGIC          -4.94%       59.65%        219.20%
OPPORTUNITIES - CL B

FIDELITY ADV STRATEGIC          -9.29%       57.65%        219.20%
OPPORTUNITIES - CL B  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                         23.66%       181.25%       457.74%

Capital Appreciation Funds      8.48%        100.86%       296.44%
Average

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV STRATEGIC        -4.94%       9.81%         12.31%
OPPORTUNITIES - CL B

FIDELITY ADV STRATEGIC        -9.29%       9.53%         12.31%
OPPORTUNITIES - CL B  (INCL.
CONTINGENT DEFERRED SALES
CHARGE)

S&P 500                       23.66%       22.98%        18.75%

Capital Appreciation Funds    8.48%        13.91%        13.51%
Average

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.
$10,000 OVER 10 YEARS
             FA Strategic Opp -CL B      S&P 500
             00608                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31      10010.53                    10175.00
  1989/01/31      10577.53                    10919.81
  1989/02/28      10531.91                    10647.91
  1989/03/31      10753.50                    10896.00
  1989/04/30      11164.08                    11461.51
  1989/05/31      11678.95                    11925.70
  1989/06/30      11770.19                    11857.72
  1989/07/31      12578.33                    12928.47
  1989/08/31      12741.26                    13181.87
  1989/09/30      12741.26                    13127.82
  1989/10/31      12532.71                    12823.26
  1989/11/30      12871.61                    13084.85
  1989/12/31      13273.74                    13398.89
  1990/01/31      12395.97                    12499.82
  1990/02/28      12462.98                    12661.07
  1990/03/31      12462.98                    12996.59
  1990/04/30      11953.74                    12671.68
  1990/05/31      12342.37                    13907.16
  1990/06/30      12462.98                    13812.60
  1990/07/31      12496.48                    13768.40
  1990/08/31      11618.71                    12523.73
  1990/09/30      11531.61                    11913.83
  1990/10/31      11524.91                    11862.60
  1990/11/30      12034.15                    12628.92
  1990/12/31      12321.98                    12981.27
  1991/01/31      12720.14                    13547.25
  1991/02/28      13481.54                    14515.88
  1991/03/31      13907.64                    14867.16
  1991/04/30      14096.24                    14902.84
  1991/05/31      14599.18                    15546.65
  1991/06/30      14138.15                    14834.61
  1991/07/31      14564.25                    15525.90
  1991/08/31      14878.59                    15893.87
  1991/09/30      14934.47                    15628.44
  1991/10/31      14634.10                    15837.86
  1991/11/30      14277.85                    15199.60
  1991/12/31      15165.81                    16938.43
  1992/01/31      15190.41                    16623.37
  1992/02/29      15485.69                    16839.48
  1992/03/31      15091.99                    16511.11
  1992/04/30      15379.06                    16996.54
  1992/05/31      15879.39                    17079.82
  1992/06/30      15879.39                    16825.33
  1992/07/31      16371.52                    17513.49
  1992/08/31      16084.45                    17154.46
  1992/09/30      16018.83                    17356.88
  1992/10/31      16150.07                    17417.63
  1992/11/30      16839.05                    18011.57
  1992/12/31      17118.03                    18233.11
  1993/01/31      17441.52                    18386.27
  1993/02/28      17935.74                    18636.33
  1993/03/31      18492.86                    19029.55
  1993/04/30      18124.44                    18569.04
  1993/05/31      18546.78                    19066.69
  1993/06/30      18699.54                    19121.98
  1993/07/31      19094.91                    19045.49
  1993/08/31      20290.03                    19767.32
  1993/09/30      20236.11                    19615.11
  1993/10/31      20874.11                    20021.14
  1993/11/30      19993.50                    19830.94
  1993/12/31      20616.30                    20070.89
  1994/01/31      20794.71                    20753.30
  1994/02/28      20051.33                    20190.89
  1994/03/31      19278.22                    19310.57
  1994/04/30      19436.81                    19557.74
  1994/05/31      19476.45                    19878.49
  1994/06/30      19476.45                    19391.47
  1994/07/31      19962.13                    20027.51
  1994/08/31      20071.15                    20848.63
  1994/09/30      19803.54                    20337.84
  1994/10/31      19575.57                    20795.44
  1994/11/30      18951.13                    20038.07
  1994/12/31      19128.77                    20335.24
  1995/01/31      19942.54                    20862.53
  1995/02/28      20447.28                    21675.54
  1995/03/31      20632.70                    22315.19
  1995/04/30      21075.64                    22972.37
  1995/05/31      21621.58                    23890.58
  1995/06/30      22754.68                    24445.56
  1995/07/31      23506.65                    25256.17
  1995/08/31      24155.60                    25319.56
  1995/09/30      24969.38                    26388.05
  1995/10/31      24876.67                    26293.84
  1995/11/30      25525.62                    27448.14
  1995/12/31      26272.85                    27976.80
  1996/01/31      26272.85                    28929.13
  1996/02/29      25742.82                    29197.30
  1996/03/31      24861.52                    29478.47
  1996/04/30      25514.34                    29912.98
  1996/05/31      26254.20                    30684.44
  1996/06/30      26199.80                    30801.34
  1996/07/31      24393.66                    29440.54
  1996/08/31      25307.61                    30061.44
  1996/09/30      26167.15                    31753.30
  1996/10/31      25688.42                    32629.06
  1996/11/30      26580.61                    35095.49
  1996/12/31      26536.06                    34400.24
  1997/01/31      27521.07                    36549.57
  1997/02/28      27142.96                    36836.12
  1997/03/31      25391.80                    35322.52
  1997/04/30      25515.12                    37431.28
  1997/05/31      28832.46                    39710.10
  1997/06/30      29893.02                    41489.11
  1997/07/31      31237.22                    44790.40
  1997/08/31      31718.17                    42281.24
  1997/09/30      35245.15                    44596.98
  1997/10/31      33592.65                    43107.44
  1997/11/30      33580.32                    45102.89
  1997/12/31      33293.85                    45877.30
  1998/01/31      33550.51                    46384.71
  1998/02/28      36716.93                    49729.97
  1998/03/31      37754.43                    52276.64
  1998/04/30      36622.61                    52802.54
  1998/05/31      34385.91                    51894.87
  1998/06/30      34574.54                    54002.84
  1998/07/31      33415.77                    53427.71
  1998/08/31      26490.08                    45703.13
  1998/09/30      28322.56                    48630.87
  1998/10/31      29629.55                    52586.51
  1998/11/30      31920.15                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981210 102937 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Opportunities Fund - Class B on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have grown to $31,920 - a 219.20% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ended November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 - a popular measure of
small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Harris Leviton, Portfolio Manager of Fidelity Advisor Strategic Opportunities Fund
Q. HOW DID THE FUND PERFORM, HARRIS?
A. For the 12 months that ended November 30, 1998, the fund's Class A, Class T and Class B shares posted total returns of -4.45%, -4.40% and -4.94%, respectively. During the same period, the Standard & Poor's 500 Index returned 23.66% while the capital appreciation funds average tracked by Lipper Analytical Services returned 8.48%.
Q. WHY DID THE FUND'S PERFORMANCE TRAIL THE INDEX AND THE AVERAGE BY SUCH A WIDE MARGIN?
A. The fund's primary investment objective is to seek out special situations - such as undervalued investment opportunities or companies with new products and improved growth prospects. I tend to find these special situations in the smaller-cap stock arena, which significantly underperformed large-cap stocks and the broader market indexes during the period. Compared to the small-cap universe, however, the fund fared relatively well. In fact, the fund outpaced the performance of the Russell 2000 Index - a popular measure of stock performance of smaller companies, which returned -6.62% during the 12-month period.
Q. IN LIGHT OF THIS NEGATIVE ENVIRONMENT FOR SMALL-CAP STOCKS, DID YOU MAKE ANY CHANGES TO THE FUND'S ASSET ALLOCATION?
A. Not really. Interestingly, I don't believe the underperformance of many small-cap stocks was based on any fundamental business outlook. Specifically, select small-caps continued to deliver solid sales gains and earnings growth. As a result, many small-cap stocks went from being slightly undervalued to significantly cheaper than the broader market. I used this opportunity to increase certain fund holdings and I am quite comfortable with the fund's asset allocation. On a more positive note, toward the end of the period, investors became less concerned with problems in overseas markets and more focused on the positive state of the U.S. economy. Small-cap stocks started to rebound in response to improved investor sentiment.
Q. HEALTH CARE, CONSTRUCTION & REAL ESTATE AND DURABLES REMAINED OVERWEIGHTED SECTORS RELATIVE TO THE S&P 500 INDEX. WHAT DID YOU LIKE ABOUT THESE INDUSTRIES?
A. The health care weighting, like most of the fund, was focused on small- and mid-cap stocks. Although they didn't do as well as the larger-cap health care stocks, I think many small-cap health care stocks are poised to benefit from a number of new products with the potential to boost profits. I overweighted fund assets in housing construction and consumer durables because I think these areas will continue to benefit from a strong housing market. While concerns of a potential recession hurt this sector at times during the period, many builders and home furnishing companies experienced robust consumer demand. And the stocks rebounded significantly during the period.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. Sepracor, a biotechnology and pharmaceutical company, performed extremely well during the period. It was the fund's largest holding as of November 30, and was a huge success as the company's strategy of producing improved versions of existing drugs paid off handsomely. During the period, the company signed significant deals with Eli Lilly to produce an improved version of Prozac and Schering Plough to produce an improved version of Claritin. American Bankers, a specialty property-casualty insurance company, was a solid performer for the fund as well. It produced strong results in its credit-based accident, health and life insurance operations, and received a buy-out offer during the period.
Q. WHAT STOCKS WERE DISAPPOINTMENTS?
A. Unfortunately, a majority of the fund's holdings declined in market value during the period. Again, this was primarily a factor of the fund's focus on small-cap value stocks, which were dramatically sold off during the market's decline in September and October. The biggest disappointment, however, was Cygnus, a biotechnology and drug delivery manufacturer. The launch of its major new product was delayed and a partnership with Becton Dickinson fell apart.
Q. WHAT'S YOUR OUTLOOK OVER THE NEXT SIX MONTHS, HARRIS?
A. We've had a tremendous bounce-back from the market's retreat in October. Yet, with the exception of three interest-rate cuts by the Federal Reserve Board, it doesn't seem much has changed in the global financial environment. We've seen a lot of speculation in the market, and this is usually a bad sign for short-term progress. However, the economic consensus in the U.S. seems to be positive, which can help support the markets, and the basic outlook for small-cap stocks continues to be strong. Many small- and mid-cap stocks are substantially cheaper than the market and, in many cases, they are growing sales and earnings faster than larger-cap stocks. With certain companies, the disparities between large- and small-cap stock valuations are enormous. If the market starts to recognize these opportunities, fund performance should rally.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

HARRIS LEVITON ON
SMALL-CAP VALUE INVESTING:
"As the fund's performance
indicates, it was a difficult period
for the fund's investment style.
Small-cap stocks and those that I
viewed as undervalued relative to
similar situations were out of
favor during the period. In some
cases, there did not seem to be any
fundamental investment reason for
the punishment that certain
small-cap companies experienced
during the market's downturn from
August through October. For
example, companies like Morton's
Restaurant Group saw its stock
price slashed from 20 to 13 in one
day in October even though the
company's business outlook was as
strong as ever and the stock
performed well in previous
recessions.
"While it's impossible to tell when
this trend will reverse, we've seen
huge amounts of money pour into
big stocks, creating a tremendous
valuation disparity between small-
and large-cap stocks. I believe this
trend has unleashed a lot of
opportunities because many solid
companies with bright outlooks
have been overlooked as the
market chose to focus on a small
number of extremely large
companies in the S&P 500 index.
"While it has been a painful period
to stick to my guns, at some point it
seems this trend should change and
reward the small companies that are
selling at 10 times earnings - a low
price-to-earnings ratio in today's
market - but with projected annual
earnings growth at 20%. There's a
number of them out there."
FUND FACTS
GOAL: seeks capital
appreciation by investing
primarily in securities of
companies believed by
Fidelity to involve a "special
situation"
START DATE: December 31,
1983
SIZE: as of November 30,
1998, more than $572 million
MANAGER: Harris Leviton,
since 1996; joined Fidelity in
1986
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Sepracor, Inc.                  8.8                      7.1

Cable Design Technology Corp.   4.3                      3.0

AFC Cable Systems, Inc.         4.1                      4.0

Whole Foods Market, Inc.        4.0                      7.7

Harveys Casino Resorts          3.9                      3.4

Foodmaker, Inc.                 3.8                      1.6

Maxim Group, Inc.               3.4                      2.2

USG Corp.                       3.0                      2.8

WMS Industries, Inc.            2.4                      1.1

Midway Games, Inc.              2.3                      1.9

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

HEALTH                          15.9                     15.4

MEDIA & LEISURE                 13.3                     12.8

DURABLES                        13.0                     11.6

BASIC INDUSTRIES                11.6                     12.8

TECHNOLOGY                      9.1                      9.7


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 95.8
Row: 1, Col: 2, Value: 1.3
Row: 1, Col: 3, Value: 2.5
Stocks 98.0%
Bonds 0.8%
Short-term
investments 1.2%
FOREIGN
INVESTMENTS 5.0%
Stocks 96.8%
Bonds 0.7%
Short-term
investments 2.5%
FOREIGN
INVESTMENTS 1.4%
Row: 1, Col: 1, Value: 97.0
Row: 1, Col: 2, Value: 1.3
Row: 1, Col: 3, Value: 2.0
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.7%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.4%

DEFENSE ELECTRONICS - 0.4%

Herley Industries, Inc. (a)       208,666                  $ 2,269,243

BASIC INDUSTRIES - 11.6%

CHEMICALS & PLASTICS - 1.2%

Associated Materials, Inc.        5,000                     55,000

Hanna (M.A.) Co.                  43,300                    608,906

IMC Global, Inc.                  163,600                   3,742,350

Ivex Packaging Corp. (a)          122,500                   2,388,750

                                                            6,795,006

IRON & STEEL - 0.2%

Cold Metal Products, Inc. (a)     128,600                   361,688

Steel Dynamics, Inc. (a)          49,900                    679,888

                                                            1,041,576

METALS & MINING - 9.4%

AFC Cable Systems, Inc. (a)(b)    794,125                   23,525,953

Belden, Inc.                      216,500                   3,653,438

Brush Wellman, Inc.               137,500                   2,217,188

Cable Design Technology Corp.     1,324,850                 24,426,922
(a)

                                                            53,823,501

PACKAGING & CONTAINERS - 0.0%

Silgan Holdings, Inc. (a)         2,400                     66,000

PAPER & FOREST PRODUCTS - 0.8%

ABT Building Products Corp.       147,000                   1,470,000
(a)

Chesapeake Corp.                  21,300                    738,844

Mercer International, Inc.        407,900                   2,434,653

                                                            4,643,497

TOTAL BASIC INDUSTRIES                                      66,369,580

CONSTRUCTION & REAL ESTATE -
7.9%

BUILDING MATERIALS - 4.6%

American Standard Companies,      140,000                   4,795,000
Inc. (a)

Rock of Ages Corp. Class A (a)    172,800                   2,073,600

USG Corp.                         347,700                   17,189,419

York International Corp.          60,000                    2,520,000

                                                            26,578,019

CONSTRUCTION - 3.1%

American Buildings Co. (a)        20,200                    492,375

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

CONSTRUCTION - CONTINUED

Beazer Homes USA, Inc. (a)        173,500                  $ 4,142,313

Butler Manufacturing Co.          47,000                    1,092,750

Engle Homes, Inc.                 202,200                   2,780,250

Lennar Corp.                      97,400                    2,167,150

M/I Schottenstein Homes, Inc.     215,500                   4,700,594

NCI Building Systems, Inc. (a)    58,400                    1,430,800

U.S. Home Corp. (a)               20,100                    640,688

                                                            17,446,920

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Brandywine Realty Trust           60,000                    1,080,000

TOTAL CONSTRUCTION & REAL                                   45,104,939
ESTATE

DURABLES - 13.0%

AUTOS, TIRES, & ACCESSORIES -
0.8%

Cummins Engine Co., Inc.          53,900                    2,001,038

Navistar International Corp.      110,000                   2,846,250
(a)

                                                            4,847,288

CONSUMER DURABLES - 0.7%

Mikasa, Inc.                      51,800                    563,325

Simpson Manufacturing Co.         89,800                    3,367,500
Ltd. (a)

                                                            3,930,825

CONSUMER ELECTRONICS - 1.7%

Fossil, Inc. (a)                  266,800                   7,387,025

Movado Group, Inc.                102,500                   2,075,625

                                                            9,462,650

HOME FURNISHINGS - 5.6%

Bassett Furniture Industries,     186,800                   4,716,700
Inc.

Furniture Brands                  10,000                    254,375
International, Inc. (a)

Haverty Furniture Companies,      18,100                    352,950
Inc.

Heilig-Meyers Co.                 135,600                   949,200

Ladd Furniture, Inc. (a)          372,400                   6,517,000

Maxim Group, Inc. (a)(b)          999,400                   19,550,763

                                                            32,340,988

TEXTILES & APPAREL - 4.2%

Deckers Outdoor Corp. (a)         361,900                   769,038

Galey & Lord, Inc. (a)            115,800                   1,252,088

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

Maxwell Shoe, Inc. Class A        796,300                  $ 9,456,063
(a)(b)

Mohawk Industries, Inc. (a)       150,000                   5,596,875

Quaker Fabric Corp. (a)           95,000                    665,000

Shaw Industries, Inc.             300,000                   6,075,000

Synthetic Industries, Inc. (a)    15,000                    247,500

                                                            24,061,564

TOTAL DURABLES                                              74,643,315

ENERGY - 2.4%

ENERGY SERVICES - 2.3%

Baker Hughes, Inc.                200,000                   3,662,500

BJ Services Co. (a)               356,800                   4,928,300

Santa Fe International Corp.      300,000                   3,731,250

Smith International, Inc.         40,900                    986,713

                                                            13,308,763

OIL & GAS - 0.1%

Conoco, Inc. Class A (a)          30,000                    710,625

TOTAL ENERGY                                                14,019,388

FINANCE - 1.1%

CREDIT & OTHER FINANCE - 0.1%

Regent Pacific Group Ltd.         5,000,000                 536,003

INSURANCE - 1.0%

American Bankers Insurance        129,800                   5,889,675
Group, Inc.

TOTAL FINANCE                                               6,425,678

HEALTH - 15.9%

DRUGS & PHARMACEUTICALS - 12.9%

Alliance Pharmaceutical Corp.     2,780,100                 10,772,888
(a)(b)

Aviron (a)                        301,600                   6,484,400

Cytyc Corp. (a)                   265,300                   5,256,256

Natrol, Inc. (a)                  80,000                    810,000

Sepracor, Inc. (a)                608,700                   50,522,090

                                                            73,845,634

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 3.0%

Cygnus, Inc. (a)                  856,950                  $ 4,124,072

I-Stat Corp. (a)(b)               834,700                   5,634,225

Oakley, Inc. (a)                  445,700                   4,345,575

Resound Corp. (a)                 567,000                   2,976,750

                                                            17,080,622

TOTAL HEALTH                                                90,926,256

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.1%

Case Corp.                        173,500                   4,207,375

Columbus McKinnon Corp.           221,900                   4,035,806

Compx International, Inc. (a)     133,600                   3,348,350

Gradall Industries, Inc. (a)      200,000                   2,687,500

Hardinge, Inc.                    17,500                    333,594

T B Wood's Corp.                  246,700                   3,392,125

                                                            18,004,750

MEDIA & LEISURE - 13.1%

BROADCASTING - 0.1%

Nielsen Media Research, Inc.      49,500                    742,500
(a)

ENTERTAINMENT - 3.9%

Film Roman, Inc. (a)              55,000                    39,531

Harveys Casino Resorts (b)        829,600                   22,191,800

                                                            22,231,331

LEISURE DURABLES & TOYS - 0.7%

Marvel Enterprises, Inc. (a)      359,300                   2,200,713

Silicon Gaming, Inc. (a)(b)       913,500                   1,769,906

                                                            3,970,619

LODGING & GAMING - 2.4%

WMS Industries, Inc. (b)          1,815,100                 13,499,806

PUBLISHING - 0.6%

Reader's Digest Association,      152,800                   3,676,750
Inc. Class A (non-vtg.)

RESTAURANTS - 5.4%

Foodmaker, Inc. (a)               1,117,700                 21,655,438

Il Fornaio America Corp. (a)      77,700                    592,463

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - CONTINUED

Morton's Restaurant Group,        424,800                  $ 8,442,900
Inc. (a)(b)

NPC International, Inc. (a)       12,600                    143,325

                                                            30,834,126

TOTAL MEDIA & LEISURE                                       74,955,132

NONDURABLES - 6.8%

AGRICULTURE - 0.8%

Saskatchewan Wheat Pool:

Class B (non-vtg.)                478,300                   3,322,719

Class B (non-vtg.) (c)            158,000                   1,097,616

                                                            4,420,335

FOODS - 2.4%

Corn Products International,      453,300                   12,720,731
Inc.

Tomkins PLC                       3,457                     16,009

Vlasic Foods International,       62,200                    1,345,075
Inc. (a)

                                                            14,081,815

HOUSEHOLD PRODUCTS - 2.1%

Church & Dwight Co., Inc.         348,500                   12,045,031

TOBACCO - 1.5%

Philip Morris Companies, Inc.     150,000                   8,390,625

TOTAL NONDURABLES                                           38,937,806

RETAIL & WHOLESALE - 8.7%

APPAREL STORES - 1.1%

Big Dog Holdings, Inc. (a)(b)     1,011,600                 3,161,250

Stage Stores, Inc. (a)            290,000                   3,335,000

                                                            6,496,250

GENERAL MERCHANDISE STORES -
3.1%

Consolidated Stores Corp. (a)     270,000                   5,805,000

Freds, Inc. Class A (b)           607,375                   8,541,211

Stein Mart, Inc. (a)              362,300                   3,113,516

                                                            17,459,727

GROCERY STORES - 4.0%

Whole Foods Market, Inc. (a)      488,600                   22,719,900

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.5%

Brylane, Inc. (a)                 80,000                   $ 1,270,000

Cameron Ashley Building           90,000                    1,147,500
Products, Inc. (a)

Electronics Boutique Holding      35,000                    658,438
Corp. (a)

                                                            3,075,938

TOTAL RETAIL & WHOLESALE                                    49,751,815

SERVICES - 0.7%

PRINTING - 0.5%

Schawk, Inc. Class A              194,000                   2,788,750

SERVICES - 0.2%

Compass International             17,000                    163,625
Services Corp.

Manpower, Inc.                    60,000                    1,335,000

                                                            1,498,625

TOTAL SERVICES                                              4,287,375

TECHNOLOGY - 8.7%

COMMUNICATIONS EQUIPMENT - 0.4%

Premisys Communications, Inc.     162,000                   2,409,750
(a)

COMPUTER SERVICES & SOFTWARE
- 3.8%

Activision, Inc. (a)              125,000                   1,671,875

CompUSA, Inc. (a)                 7,200                     106,650

Cotelligent, Inc. (a)             10,000                    183,125

Eidos PLC sponsored ADR (a)       21,500                    309,063

Electronic Arts, Inc. (a)         30,000                    1,263,750

GT Interactive Software Corp.     513,200                   3,079,200
(a)

Interplay Entertainment Corp.     590,000                   1,198,438
(a)

JDA Software Group, Inc. (a)      66,800                    534,400

Midway Games, Inc. (a)            1,275,359                 12,992,720

Project Software &                2,500                     75,313
Development, Inc. (a)

Titan Corp. (a)                   74,000                    397,750

                                                            21,812,284

COMPUTERS & OFFICE EQUIPMENT
- 1.6%

Performance Technologies,         730,300                   8,946,175
Inc. (a)(b)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS - 0.7%

Optical Coating Laboratories,     6,000                    $ 112,500
Inc.

Varian Associates, Inc.           100,100                   3,960,206

                                                            4,072,706

ELECTRONICS - 2.2%

AVX Corp.                         550,500                   10,700,344

Richardson Electronics Ltd.       238,000                   2,023,000

                                                            12,723,344

TOTAL TECHNOLOGY                                            49,964,259

TRANSPORTATION - 2.1%

AIR TRANSPORTATION - 1.0%

Reno Air, Inc. (a)(b)             784,800                   5,640,750

RAILROADS - 0.5%

Burlington Northern Santa Fe      39,700                    1,349,800
Corp.

Genesee & Wyoming, Inc. Class     118,000                   1,755,250
A (a)

                                                            3,105,050

TRUCKING & FREIGHT - 0.6%

Airborne Freight Corp.            90,000                    2,401,875

SPACEHAB, Inc. (a)                90,000                    776,250

                                                            3,178,125

TOTAL TRANSPORTATION                                        11,923,925

UTILITIES - 0.2%

CELLULAR - 0.2%

Nextel Communications, Inc.       50,000                    1,075,000
Class A (a)

TOTAL COMMON STOCKS                           548,658,461
(Cost $512,197,097)

CONVERTIBLE PREFERRED STOCKS
- 1.1%



FINANCE - 0.1%

CLOSED END INVESTMENT COMPANY
- 0.1%

Readers Digest Automatic          30,000                    725,625
Common Exchange Trust $1.93
TRACES

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

Triathlon Broadcasting Co.        104,080                  $ 1,027,790
$0.945 depository shares DECS

TRANSPORTATION - 0.8%

AIR TRANSPORTATION - 0.8%

Reno Air, Inc. Series A,          170,000                   4,632,500
$7.281 (c)

TOTAL CONVERTIBLE PREFERRED                   6,385,915
STOCKS
(Cost $6,071,985)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT

TECHNOLOGY - 0.4%

ELECTRONICS - 0.4%

Richardson Electronics Ltd.:

7.25% 12/15/06                    B3      $ 404,000                      323,200

8.25% 6/15/06                     B3       1,978,000                     1,740,640

                                                                         2,063,840

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

SPACEHAB, Inc. 8% 10/15/07 (c)    -        2,500,000                     2,025,000

TOTAL CONVERTIBLE BONDS                                      4,088,840
(Cost $4,560,430)


CASH EQUIVALENTS - 2.5%

                             MATURITY AMOUNT

Investments in repurchase    $ 14,122,059                     14,120,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98

TOTAL INVESTMENT IN                           $ 573,253,216
SECURITIES - 100%
(Cost $536,949,512)

SECURITY TYPE ABBREVIATIONS
DECS - Dividend Enhanced Convertible
  Stock/Debt Exchangeable for     Common Stock
TRACES - Trust Automatic Common     Exchange Securities
LEGEND
(a) Non-income producing
(b) Affiliated company (see Note 10 of Notes to Financial Statements).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,755,116 or 1.4% of net assets.
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $536,978,516. Net unrealized appreciation aggregated $36,274,700, of which $135,390,300 related to appreciated investment securities and $99,115,600 related to depreciated investment securities.
The fund hereby designates approximately $41,876,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at                $ 573,253,216
value (including repurchase
agreements of $14,120,000)
(cost $536,949,512) -  See
accompanying schedule

Cash                                         795

Receivable for investments                   5,439,887
sold

Receivable for fund shares                   566,889
sold

Dividends receivable                         261,665

Interest receivable                          113,218

Other receivables                            126,862

 TOTAL ASSETS                                579,762,532

LIABILITIES

Payable for investments        $ 4,469,194
purchased

Payable for fund shares         1,981,356
redeemed

Accrued management fee          165,741

Distribution fees payable       267,534

Other payables and accrued      174,173
expenses

 TOTAL LIABILITIES                           7,057,998

NET ASSETS                                  $ 572,704,534

Net Assets consist of:

Paid in capital                             $ 497,745,143

Accumulated undistributed net                38,653,611
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  36,305,780
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 572,704,534

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $23.89
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($4,612,687 (divided by)
193,117 shares)

Maximum offering price per         $25.35
share (100/94.25 of $23.89)

CLASS T: NET ASSET VALUE and       $24.23
redemption price per share
 ($443,578,413 (divided by)
18,307,645 shares)

Maximum offering price per         $25.11
share (100/96.50 of $24.23)

CLASS B: NET ASSET VALUE and       $23.69
offering price per share
($101,233,548 (divided by)
4,272,898 shares) A

INITIAL CLASS: NET ASSET           $24.61
VALUE, offering price and
redemption price   per share
($18,471,412 (divided by)
750,438 shares)

INSTITUTIONAL CLASS: NET           $24.17
ASSET VALUE, offering price
and redemption price   per
share ($4,808,474 (divided
by) 198,908 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                               $ 2,960,946
Dividends (including $289,645
received from  affiliated
issuers)

Interest                                         988,931

 TOTAL INCOME                                    3,949,877

EXPENSES

Management fee Basic fee         $ 3,718,524

 Performance adjustment           (1,343,174)

Transfer agent fees               1,316,481

Distribution fees                 3,564,769

Accounting fees and expenses      341,818

Non-interested trustees'          1,792
compensation

Custodian fees and expenses       35,154

Registration fees                 86,513

Audit                             36,021

Legal                             6,876

Interest                          1,220

Miscellaneous                     54,237

 Total expenses before            7,820,231
reductions

 Expense reductions               (56,980)       7,763,251

NET INVESTMENT INCOME (LOSS)                     (3,813,374)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            39,751,777
(including realized gain of
$324,211  on sales of
investments in affiliated
issuers)

 Foreign currency transactions    107,822        39,859,599

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (66,258,377)

 Assets and liabilities in        8,545          (66,249,832)
foreign currencies

NET GAIN (LOSS)                                  (26,390,233)

NET INCREASE (DECREASE) IN                      $ (30,203,607)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1998  ELEVEN MONTHS ENDED NOVEMBER  YEAR ENDED DECEMBER 31, 1996
                                                             30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (3,813,374)                 $ (2,081,517)                 $ 5,065,025
income (loss)

 Net realized gain (loss)       39,859,599                    73,741,589                    101,103,020

 Change in net unrealized       (66,249,832)                  70,136,543                    (96,084,415)
appreciation  (depreciation)

 NET INCREASE (DECREASE) IN     (30,203,607)                  141,796,615                   10,083,630
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders

 From net investment income     -                             -                             (5,501,432)

 From net realized gain         (55,555,575)                  (23,306,698)                  (70,113,368)

 TOTAL DISTRIBUTIONS            (55,555,575)                  (23,306,698)                  (75,614,800)

Share transactions -  net       (9,889,615)                   (172,192,655)                 36,171,237
increase (decrease)

  TOTAL INCREASE (DECREASE)     (95,648,797)                  (53,702,738)                  (29,359,933)
IN    NET ASSETS

NET ASSETS

 Beginning of period            668,353,331                   722,056,069                   751,416,002

 End of period (including      $ 572,704,534                 $ 668,353,331                 $ 722,056,069
undistributed   net
investment income of $0, $0
 and $1,667,423,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEAR ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.51                  $ 22.51                       $ 23.48
period

Income from Investment
Operations

 Net investment income (loss)     (.14)                    (.13)                         .08
E

 Net realized and unrealized      (1.09)                   6.00                          1.26
gain (loss)

 Total from investment            (1.23)                   5.87                          1.34
operations

Less Distributions

 From net investment income       -                        -                             (.37)

 From net realized gain           (2.39)                   (.87)                         (1.94)

 Total distributions              (2.39)                   (.87)                         (2.31)

Net asset value, end of period   $ 23.89                  $ 27.51                       $ 22.51

TOTAL RETURN B, C                 (4.45)%                  26.96%                        5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,613                  $ 2,309                       $ 638
(000 omitted)

Ratio of expenses to average      1.24% G                  1.49% A, G                    .99% A, D
net assets

Ratio of expenses to average      1.23% H                  1.47% A, H                    .97% A, H
net assets after  expense
reductions

Ratio of net investment           (.59)%                   (.59)% A                      1.00% A
income (loss) to average net
assets

Portfolio turnover                64%                      61% A                         151%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO DECEMBER 31, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.78                  $ 22.69                       $ 24.88                   $ 18.70
period

Income from Investment
Operations

 Net investment income (loss)     (.13) D                  (.07) D                       .17 D                     .39

 Net realized and unrealized      (1.10)                   6.03                          .18                       6.73
gain (loss)

 Total from investment            (1.23)                   5.96                          .35                       7.12
operations

Less Distributions

 From net investment income       -                        -                             (.19)                     (.39)

 From net realized gain           (2.32)                   (.87)                         (2.35)                    (.55)

 Total distributions              (2.32)                   (.87)                         (2.54)                    (.94)

Net asset value, end of period   $ 24.23                  $ 27.78                       $ 22.69                   $ 24.88

TOTAL RETURN B, C                 (4.40)%                  27.15%                        1.53%                     38.16%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 443,578                $ 529,043                     $ 560,645                 $ 619,993
(000 omitted)

Ratio of expenses to average      1.16%                    1.24% A                       1.28%                     1.61%
net assets

Ratio of expenses to average      1.15% F                  1.23% A, F                    1.27% F                   1.61%
net assets after  expense
reductions

Ratio of net investment           (.53)%                   (.29)% A                      .70%                      1.90%
income (loss) to average
net assets

Portfolio turnover                64%                      61% A                         151%                      142%



                                 THREE MONTHS ENDED DECEMBER 31,  YEARS ENDED SEPTEMBER 30,


                                 1994                             1994                       1993

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.96                          $ 22.52                    $ 19.53
period

Income from Investment
Operations

 Net investment income (loss)     .10 D                            .39 D                      .33

 Net realized and unrealized      (.75)                            (.81)                      4.44
gain (loss)

 Total from investment            (.65)                            (.42)                      4.77
operations

Less Distributions

 From net investment income       (.35)                            (.43)                      (.57)

 From net realized gain           (.26)                            (1.71)                     (1.21)

 Total distributions              (.61)                            (2.14)                     (1.78)

Net asset value, end of period   $ 18.70                          $ 19.96                    $ 22.52

TOTAL RETURN B, C                 (3.26)%                          (2.24)%                    26.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 375,691                        $ 385,349                  $ 269,833
(000 omitted)

Ratio of expenses to average      1.73% A, E                       1.85%                      1.57% G
net assets

Ratio of expenses to average      1.73% A                          1.84% F                    1.57%
net assets after  expense
reductions

Ratio of net investment           2.03% A                          1.89%                      2.06%
income (loss) to average
net assets

Portfolio turnover                228% A                           159%                       183%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
G INCLUDES REIMBURSEMENT OF $.03 PER SHARE FOR ADJUSTMENTS TO PRIOR
PERIOD'S FEES.

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.23                  $ 22.36                       $ 24.56                   $ 18.57
period

Income from Investment
Operations

 Net investment income (loss)     (.27) D                  (.18) D                       .04 D                     .38

 Net realized and unrealized      (1.07)                   5.92                          .18                       6.54
gain (loss)

 Total from investment            (1.34)                   5.74                          .22                       6.92
operations

Less Distributions

 From net investment income       -                        -                             (.07)                     (.38)

 From net realized gain           (2.20)                   (.87)                         (2.35)                    (.55)

 Total distributions              (2.20)                   (.87)                         (2.42)                    (.93)

Net asset value, end of period   $ 23.69                  $ 27.23                       $ 22.36                   $ 24.56

TOTAL RETURN B, C                 (4.94)%                  26.55%                        1.00%                     37.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 101,234                $ 109,646                     $ 98,535                  $ 87,566
(000 omitted)

Ratio of expenses to average      1.71%                    1.78% A                       1.80%                     2.11%
net assets

Ratio of expenses to average      1.70% F                  1.77% A, F                    1.79% F                   2.10% F
net assets after expense
reductions

Ratio of net investment           (1.07)%                  (.84)% A                      .18%                      1.40%
income (loss) to average net
assets

Portfolio turnover                64%                      61% A                         151%                      142%



                                 THREE MONTHS ENDED DECEMBER 31,  YEAR ENDED SEPTEMBER 30,


                                 1994                             1994 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.98                          $ 19.65
period

Income from Investment
Operations

 Net investment income (loss)     .06 D                            .05 D

 Net realized and unrealized      (.74)                            .28
gain (loss)

 Total from investment            (.68)                            .33
operations

Less Distributions

 From net investment income       (.47)                            -

 From net realized gain           (.26)                            -

 Total distributions              (.73)                            -

Net asset value, end of period   $ 18.57                          $ 19.98

TOTAL RETURN B, C                 (3.41)%                          1.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,090                         $ 8,824
(000 omitted)

Ratio of expenses to average      2.58% A                          2.63% A, G
net assets

Ratio of expenses to average      2.53% A, F                       2.63% A
net assets after expense
reductions

Ratio of net investment           1.22% A                          1.11% A
income (loss) to average net
assets

Portfolio turnover                228% A                           159%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO SEPTEMBER 30, 1994.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.19                  $ 22.90                       $ 25.10                   $ 18.86
period

Income from Investment
Operations

 Net investment income (loss)     (.02) D                  .04 D                         .28 D                     .50

 Net realized and unrealized      (1.12)                   6.12                          .19                       6.79
gain (loss)

 Total from investment            (1.14)                   6.16                          .47                       7.29
operations

Less Distributions

 From net investment income       -  F                     -                             (.32)                     (.50)

 From net realized gain           (2.44) F                 (.87)                         (2.35)                    (.55)

 Total distributions              (2.44)                   (.87)                         (2.67)                    (1.05)

Net asset value, end of period   $ 24.61                  $ 28.19                       $ 22.90                   $ 25.10

TOTAL RETURN B, C                 (3.98)%                  27.79%                        2.00%                     38.75%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 18,471                 $ 21,792                      $ 20,406                  $ 23,428
(000 omitted)

Ratio of expenses to average      .70%                     .77% A                        .82%                      1.04%
net assets

Ratio of expenses to average      .69% E                   .76% A, E                     .81% E                    1.03% E
net assets after  expense
reductions

Ratio of net investment           (.06)%                   .18% A                        1.16%                     2.47%
income (loss) to average
net assets

Portfolio turnover                64%                      61% A                         151%                      142%



                                 THREE MONTHS ENDED DECEMBER 31,  YEARS ENDED SEPTEMBER 30,


                                 1994                             1994                       1993

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.23                          $ 22.72                    $ 19.72
period

Income from Investment
Operations

 Net investment income (loss)     .13 D                            .54 D                      .45

 Net realized and unrealized      (.74)                            (.81)                      4.46
gain (loss)

 Total from investment            (.61)                            (.27)                      4.91
operations

Less Distributions

 From net investment income       (.50)                            (.51)                      (.70)

 From net realized gain           (.26)                            (1.71)                     (1.21)

 Total distributions              (.76)                            (2.22)                     (1.91)

Net asset value, end of period   $ 18.86                          $ 20.23                    $ 22.72

TOTAL RETURN B, C                 (3.02)%                          (1.51)%                    26.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,583                         $ 18,850                   $ 20,707
(000 omitted)

Ratio of expenses to average      1.14% A                          1.15%                      .89% G
net assets

Ratio of expenses to average      1.11% A, E                       1.14% E                    .89%
net assets after  expense
reductions

Ratio of net investment           2.65% A                          2.60%                      2.74%
income (loss) to average
net assets

Portfolio turnover                228% A                           159%                       183%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
G INCLUDES REIMBURSEMENT OF $.03 PER SHARE FOR ADJUSTMENTS TO PRIOR
PERIOD'S FEES.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.63                  $ 22.57                       $ 24.80                   $ 22.35
period

Income from Investment
Operations

 Net investment income (loss)     (.05) D                  (.05) D                       .29 D                     .55

 Net realized and unrealized      (1.10)                   5.98                          .17                       3.00
gain (loss)

 Total from investment            (1.15)                   5.93                          .46                       3.55
operations

Less Distributions

 From net investment income       -                        -                             (.34)                     (.55)

 From net realized gain           (2.31)                   (.87)                         (2.35)                    (.55)

 Total distributions              (2.31)                   (.87)                         (2.69)                    (1.10)

Net asset value, end of period   $ 24.17                  $ 27.63                       $ 22.57                   $ 24.80

TOTAL RETURN B, C                 (4.12)%                  27.16%                        1.99%                     15.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,808                  $ 5,564                       $ 41,832                  $ 20,429
(000 omitted)

Ratio of expenses to average      .85%                     1.06% A                       .78%                      .97% A
net assets

Ratio of expenses to average      .84% F                   1.05% A, F                    .76% F                    .96% A, F
net assets after expense
reductions

Ratio of net investment           (.20)%                   (.21)% A                      1.21%                     2.55% A
income (loss) to average net
assets

Portfolio turnover                64%                      61% A                         151%                      142%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Strategic Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $398,205,340 and $472,562,122, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .38% of average net assets after the performance adjustment.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares, except for the Initial Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 8,709      $ 293

CLASS T    2,460,259    36,762

CLASS B    1,095,801    822,641

          $ 3,564,769  $ 859,696

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 2,539

CLASS T                124,790

CLASS B                66,981

INSTITUTIONAL CLASS    5,422

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. The 3.50% front-end sales charge on the sale of shares of the Initial Class was eliminated effective September 30, 1998. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
                PAID TO FDC  RETAINED BY FDC

CLASS A         $ 70,878     $ 17,322

CLASS T          243,044      72,427

CLASS B          232,999      232,999*

INITIAL CLASS    11           0

                $ 546,932    $ 322,748

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:
                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 12,836     .37

CLASS T                 990,228     .20

CLASS B                 267,239     .24

INITIAL CLASS           36,157      .18

INSTITUTIONAL CLASS     10,021      .21

                       $ 1,316,481

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $189,248 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $3,434,000 and $2,447,000, respectively. The weighted average interest rate was 5.98%.
6. EXPENSE REDUCTIONS.
FMR agreed to reimburse certain transfer agent, registration and other class specific expenses for Class A. For the period, the reimbursement reduced these expenses by $639.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $44,575 under this arrangement.
6. EXPENSE REDUCTIONS - CONTINUED
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $11,766 under the custodian arrangement.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:

                            YEAR ENDED NOVEMBER 30, 1998  ELEVEN MONTHS ENDED NOVEMBER  YEAR ENDED DECEMBER 31, 1996A
                                                          30, 1997

FROM NET INVESTMENT INCOME

Class A                     $ -                           $ -                           $ 9,050

Class T                      -                             -                             4,356,302

Class B                      -                             -                             291,486

Initial Class                -                             -                             263,298

Institutional Class          -                             -                             581,296

Total                       $ -                           $ -                           $ 5,501,432

FROM NET REALIZED GAIN

Class A                     $ 203,594                     $ 23,625                      $ 47,453

Class T                      44,119,122                    18,646,131                    54,934,732

Class B                      8,992,409                     3,715,981                     9,460,141

Initial Class                1,877,364                     742,870                       1,978,165

Institutional Class          363,086                       178,091                       3,692,877

Total                       $ 55,555,575                  $ 23,306,698                  $ 70,113,368

                            $ 55,555,575                  $ 23,306,698                  $ 75,614,800


A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1996.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                     DOLLARS

                                YEAR ENDED    ELEVEN MONTHS  YEAR ENDED    YEAR ENDED      ELEVEN MONTHS    YEAR ENDED
                                NOVEMBER 30,  ENDED          DECEMBER 31,  NOVEMBER 30,    ENDED            DECEMBER 31,
                                              NOVEMBER 30,                                 NOVEMBER 30,

                                1998          1997           1996A         1998            1997             1996A

CLASS A Shares sold              149,962       76,361         26,335       $ 3,743,916     $ 2,031,528      $ 633,035

Reinvestment of distributions    8,353         1,056          2,536         200,346         23,641           56,498

Shares redeemed                  (49,135)      (21,820)       (531)         (1,208,504)     (573,832)        (12,990)

Net increase (decrease)          109,180       55,597         28,340       $ 2,735,758     $ 1,481,337      $ 676,543

CLASS T Shares sold              4,972,644     4,958,455      7,239,477    $ 126,364,372   $ 130,988,939    $ 173,637,131

Reinvestment of distributions    1,556,391     703,010        2,215,089     37,826,161      15,866,760       50,421,264

Shares redeemed                  (7,262,586)   (11,331,592)   (9,664,112)   (182,732,848)   (272,275,129)    (231,598,779)

Net increase (decrease)          (733,551)     (5,670,127)    (209,546)    $ (18,542,315)  $ (125,419,430)  $ (7,540,384)

CLASS B Shares sold              933,371       688,069        1,826,263    $ 23,549,084    $ 17,176,282     $ 43,251,259

Reinvestment of distributions    346,309       155,073        422,830       8,275,545       3,443,078        9,473,517

Shares redeemed                  (1,032,851)   (1,224,149)    (1,407,472)   (25,089,860)    (28,636,853)     (33,157,193)

Net increase (decrease)          246,829       (381,007)      841,621      $ 6,734,769     $ (8,017,493)    $ 19,567,583

INITIAL CLASS Shares sold        2,933         11,023         7,958        $ 75,101        $ 294,010        $ 193,575

Reinvestment of distributions    68,311        29,056         86,899        1,679,237       663,041          1,996,834

Shares redeemed                  (93,899)      (157,998)      (137,073)     (2,355,583)     (3,820,330)      (3,325,386)

Net increase (decrease)          (22,655)      (117,919)      (42,216)     $ (601,245)     $ (2,863,279)    $ (1,134,977)

INSTITUTIONAL CLASS Shares       220,720       875,537        1,132,115    $ 5,783,275     $ 23,872,028     $ 27,291,041
sold

Reinvestment of distributions    11,710        6,165          182,073       283,206         138,401          4,097,341

Shares redeemed                  (234,866)     (2,533,710)    (284,588)     (6,283,063)     (61,384,219)     (6,785,910)

Net increase (decrease)          (2,436)       (1,652,008)    1,029,600    $ (216,582)     $ (37,373,790)   $ 24,602,472


A SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1996.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 7,239

CLASS T                42,699

CLASS B                14,360

INITIAL CLASS          13,418

INSTITUTIONAL CLASS    8,797

                      $ 86,513

10. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
AFC Cable Systems, Inc.  $ 255,000 $ - $ - $ 23,525,953
Alliance Pharmaceutical Corp.   4,676,301  -  -  10,772,888
Big Dog Holdings, Inc.   1,935,650  -  -  3,161,250
Deckers Outdoor Corp.   -  1,269,282  -  -
Freds, Inc. Class A   132,500  539,500  123,725  8,541,211
Harveys Casino Resorts   -  -  165,920  22,191,800
Herley Industries, Inc.   -  -  -  -
I-Stat Corp.   1,372,488  -  -  5,634,225
Just Toys, Inc.   -  60,000  -  -
Maxim Group, Inc.   853,105  -  -  19,550,763
Maxwell Shoe Co., Inc. Class A   1,072,500  223,125  -  9,456,063
MicroProse, Inc.   104,650  6,425,590  -  -
Morton's Restaurant Group, Inc.   260,875  -  -  8,442,900
People's Choice TV Corp.   -  690,000  -  -
Performance Technologies, Inc.   3,376,351  130,313  -  8,946,175
Reno Air, Inc.   -  1,838,749  -  5,640,750
Rock of Ages Corp. Class A   -  -  -  -
Silicon Gaming, Inc.   3,771,150  3,959,529  -  1,769,906
WMS Industries, Inc.   1,954,181  111,801  -  13,499,806
Whole Foods Market, Inc .  -  5,665,957  -  -
TOTALS  $ 19,764,751 $ 20,913,846 $ 289,645 $ 141,133,690
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Strategic Opportunities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Opportunities (a fund of Fidelity Advisor Series I) at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Strategic Opportunities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Strategic Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:


CLASS A
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/8/99
SHORT-TERM
CAPITAL GAINS $1.09 $.03 - -
LONG-TERM
CAPITAL GAINS $1.15 $.12 $.50 $.68
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 53.70% - - -
 20% rate 46.30% 100% 100% 100%

CLASS T
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/8/99
SHORT-TERM
CAPITAL GAINS $1.02 $.03 - -
LONG-TERM
CAPITAL GAINS $1.15 $.12 $.50 $.68
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 53.70% - - -
 20% rate 46.30% 100% 100% 100%

CLASS B
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/8/99
SHORT-TERM
CAPITAL GAINS $.90 $.03 - -
LONG-TERM
CAPITAL GAINS $1.15 $.12 $.50 $.68
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 53.70% - - -
 20% rate 46.30% 100% 100% 100%

A total of 9%, 7%, and 8% of the dividends distributed by Class A, Class T and Class B, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Harris Leviton, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified
 International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
 Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Funds

(registered trademark)



(2_FIDELITY_LOGOS)FIDELITY

(registered trademark)
STRATEGIC OPPORTUNITIES FUND
(INITIAL CLASS OF FIDELITY ADVISOR STRATEGIC
OPPORTUNITIES FUND)
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on stock market
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  28  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  37  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          38

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY STRATEGIC OPPORTUNITIES FUND
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Total returns do not include the effect of the 3.50% sales load which was eliminated as of September 30, 1998.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY STRATEGIC                -3.98%       67.71%        244.69%
OPPORTUNITIES - INITIAL  CL

S&P 500 (registered trademark)    23.66%       181.25%       457.74%

Capital Appreciation Funds        8.48%        100.86%       296.44%
Average

CUMULATIVE TOTAL RETURNS show Initial Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Initial Class' returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Initial Class' performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY STRATEGIC          -3.98%       10.90%        13.17%
OPPORTUNITIES - INITIAL CL

S&P 500                     23.66%       22.98%        18.75%

Capital Appreciation Funds  8.48%        13.91%        13.51%
Average

AVERAGE ANNUAL TOTAL RETURNS take Initial Class' cumulative return and show you what would have happened if Initial Class had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             FA Strategic Opp -Initial   S&P 500
             00014                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31      10041.77                    10175.00
  1989/01/31      10644.67                    10919.81
  1989/02/28      10599.29                    10647.91
  1989/03/31      10819.70                    10896.00
  1989/04/30      11228.11                    11461.51
  1989/05/31      11740.25                    11925.70
  1989/06/30      11837.49                    11857.72
  1989/07/31      12647.83                    12928.47
  1989/08/31      12803.42                    13181.87
  1989/09/30      12816.39                    13127.82
  1989/10/31      12608.94                    12823.26
  1989/11/30      12959.01                    13084.85
  1989/12/31      13353.60                    13398.89
  1990/01/31      12487.09                    12499.82
  1990/02/28      12560.98                    12661.07
  1990/03/31      12574.41                    12996.59
  1990/04/30      12063.91                    12671.68
  1990/05/31      12460.22                    13907.16
  1990/06/30      12581.13                    13812.60
  1990/07/31      12628.15                    13768.40
  1990/08/31      11754.93                    12523.73
  1990/09/30      11667.60                    11913.83
  1990/10/31      11667.60                    11862.60
  1990/11/30      12184.82                    12628.92
  1990/12/31      12473.01                    12981.27
  1991/01/31      12888.31                    13547.25
  1991/02/28      13655.55                    14515.88
  1991/03/31      14091.97                    14867.16
  1991/04/30      14289.06                    14902.84
  1991/05/31      14802.90                    15546.65
  1991/06/30      14345.37                    14834.61
  1991/07/31      14781.79                    15525.90
  1991/08/31      15105.58                    15893.87
  1991/09/30      15168.93                    15628.44
  1991/10/31      14873.29                    15837.86
  1991/11/30      14521.34                    15199.60
  1991/12/31      15427.94                    16938.43
  1992/01/31      15461.14                    16623.37
  1992/02/29      15768.20                    16839.48
  1992/03/31      15378.15                    16511.11
  1992/04/30      15676.91                    16996.54
  1992/05/31      16191.45                    17079.82
  1992/06/30      16199.75                    16825.33
  1992/07/31      16697.69                    17513.49
  1992/08/31      16423.83                    17154.46
  1992/09/30      16365.73                    17356.88
  1992/10/31      16498.52                    17417.63
  1992/11/30      17203.94                    18011.57
  1992/12/31      17506.80                    18233.11
  1993/01/31      17836.09                    18386.27
  1993/02/28      18348.30                    18636.33
  1993/03/31      18933.69                    19029.55
  1993/04/30      18567.82                    18569.04
  1993/05/31      19016.01                    19066.69
  1993/06/30      19189.80                    19121.98
  1993/07/31      19610.55                    19045.49
  1993/08/31      20845.35                    19767.32
  1993/09/30      20781.33                    19615.11
  1993/10/31      21449.04                    20021.14
  1993/11/30      20552.66                    19830.94
  1993/12/31      21195.84                    20070.89
  1994/01/31      21398.19                    20753.30
  1994/02/28      20659.62                    20190.89
  1994/03/31      19880.59                    19310.57
  1994/04/30      20042.46                    19557.74
  1994/05/31      20103.17                    19878.49
  1994/06/30      20103.17                    19391.47
  1994/07/31      20609.03                    20027.51
  1994/08/31      20740.56                    20848.63
  1994/09/30      20467.39                    20337.84
  1994/10/31      20265.04                    20795.44
  1994/11/30      19647.89                    20038.07
  1994/12/31      19849.42                    20335.24
  1995/01/31      20712.44                    20862.53
  1995/02/28      21259.72                    21675.54
  1995/03/31      21459.68                    22315.19
  1995/04/30      21933.29                    22972.37
  1995/05/31      22522.67                    23890.58
  1995/06/30      23711.95                    24445.56
  1995/07/31      24532.87                    25256.17
  1995/08/31      25238.02                    25319.56
  1995/09/30      26122.09                    26388.05
  1995/10/31      26027.37                    26293.84
  1995/11/30      26743.04                    27448.14
  1995/12/31      27540.21                    27976.80
  1996/01/31      27573.13                    28929.13
  1996/02/29      27029.81                    29197.30
  1996/03/31      26137.37                    29478.47
  1996/04/30      26829.01                    29912.98
  1996/05/31      27632.21                    30684.44
  1996/06/30      27609.89                    30801.34
  1996/07/31      25724.61                    29440.54
  1996/08/31      26706.30                    30061.44
  1996/09/30      27632.21                    31753.30
  1996/10/31      27152.52                    32629.06
  1996/11/30      28123.05                    35095.49
  1996/12/31      28091.73                    34400.24
  1997/01/31      29171.23                    36549.57
  1997/02/28      28793.40                    36836.12
  1997/03/31      26959.59                    35322.52
  1997/04/30      27112.40                    37431.28
  1997/05/31      30652.68                    39710.10
  1997/06/30      31811.55                    41489.11
  1997/07/31      33276.05                    44790.40
  1997/08/31      33823.65                    42281.24
  1997/09/30      37605.88                    44596.98
  1997/10/31      35886.69                    43107.44
  1997/11/30      35899.42                    45102.89
  1997/12/31      35616.74                    45877.30
  1998/01/31      35911.61                    46384.71
  1998/02/28      39329.09                    49729.97
  1998/03/31      40477.59                    52276.64
  1998/04/30      39287.07                    52802.54
  1998/05/31      36934.05                    51894.87
  1998/06/30      37172.15                    54002.84
  1998/07/31      35953.62                    53427.71
  1998/08/31      28530.40                    45703.13
  1998/09/30      30519.26                    48630.87
  1998/10/31      31975.90                    52586.51
  1998/11/30      34468.98                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981210 103518 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Strategic Opportunities Fund - Initial Class on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have grown to $34,469 - a 244.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ended November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 - a popular measure of
small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Harris Leviton, Portfolio Manager of Fidelity Advisor Strategic Opportunities Fund
Q. HOW DID THE FUND PERFORM, HARRIS?
A. For the 12 months that ended November 30, 1998, the fund's Initial Class shares posted a total return of -3.98%. In comparison, the Standard & Poor's 500 Index returned 23.66% while the capital appreciation funds average tracked by Lipper Analytical Services returned 8.48%, during the same period.
Q. WHY DID THE FUND'S PERFORMANCE TRAIL THE INDEX AND THE AVERAGE BY SUCH A WIDE MARGIN?
A. The fund's primary investment objective is to seek out special situations - such as undervalued investment opportunities or companies with new products and improved growth prospects. I tend to find these special situations in the smaller-cap stock arena, which significantly underperformed large-cap stocks and the broader market indexes during the period. Compared to the small-cap universe, however, the fund fared relatively well. In fact, the fund outpaced the performance of the Russell 2000 Index - a popular measure of stock performance of smaller companies, which returned -6.62% during the 12-month period.
Q. IN LIGHT OF THIS NEGATIVE ENVIRONMENT FOR SMALL-CAP STOCKS, DID YOU MAKE ANY CHANGES TO THE FUND'S ASSET ALLOCATION?
A. Not really. Interestingly, I don't believe the underperformance of many small-cap stocks was based on any fundamental business outlook. Specifically, select small-caps continued to deliver solid sales gains and earnings growth. As a result, many small-cap stocks went from being slightly undervalued to significantly cheaper than the broader market. I used this opportunity to increase certain fund holdings and I am quite comfortable with the fund's asset allocation. On a more positive note, toward the end of the period, investors became less concerned with problems in overseas markets and more focused on the positive state of the U.S. economy. Small-cap stocks started to rebound in response to improved investor sentiment.
Q. HEALTH CARE, CONSTRUCTION & REAL ESTATE AND DURABLES REMAINED OVERWEIGHTED SECTORS RELATIVE TO THE S&P 500 INDEX. WHAT DID YOU LIKE ABOUT THESE INDUSTRIES?
A. The health care weighting, like most of the fund, was focused on small- and mid-cap stocks. Although they didn't do as well as the larger-cap health care stocks, I think many small-cap health care stocks are poised to benefit from a number of new products with the potential to boost profits. I overweighted fund assets in housing construction and consumer durables because I think these areas will continue to benefit from a strong housing market. While concerns of a potential recession hurt this sector at times during the period, many builders and home furnishing companies experienced robust consumer demand. And the stocks rebounded significantly during the period.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. Sepracor, a biotechnology and pharmaceutical company, performed extremely well during the period. It was the fund's largest holding as of November 30, and was a huge success as the company's strategy of producing improved versions of existing drugs paid off handsomely. During the period, the company signed significant deals with Eli Lilly to produce an improved version of Prozac and Schering Plough to produce an improved version of Claritin. American Bankers, a specialty property-casualty insurance company, was a solid performer for the fund as well. It produced strong results in its credit-based accident, health and life insurance operations, and received a buy-out offer during the period.
Q. WHAT STOCKS WERE DISAPPOINTMENTS?
A. Unfortunately, a majority of the fund's holdings declined in market value during the period. Again, this was primarily a factor of the fund's focus on small-cap value stocks, which were dramatically sold off during the market's decline in September and October. The biggest disappointment, however, was Cygnus, a biotechnology and drug delivery manufacturer. The launch of its major new product was delayed and a partnership with Becton Dickinson fell apart.
Q. WHAT'S YOUR OUTLOOK OVER THE NEXT SIX MONTHS, HARRIS?
A. We've had a tremendous bounce-back from the market's retreat in October. Yet, with the exception of three interest-rate cuts by the Federal Reserve Board, it doesn't seem much has changed in the global financial environment. We've seen a lot of speculation in the market, and this is usually a bad sign for short-term progress. However, the economic consensus in the U.S. seems to be positive, which can help support the markets, and the basic outlook for small-cap stocks continues to be strong. Many small- and mid-cap stocks are substantially cheaper than the market and, in many cases, they are growing sales and earnings faster than larger-cap stocks. With certain companies, the disparities between large- and small-cap stock valuations are enormous. If the market starts to recognize these opportunities, fund performance should rally.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

HARRIS LEVITON ON
SMALL-CAP VALUE INVESTING:
"As the fund's performance
indicates, it was a difficult period
for the fund's investment style.
Small-cap stocks and those that I
viewed as undervalued relative to
similar situations were out of
favor during the period. In some
cases, there did not seem to be any
fundamental investment reason for
the punishment that certain
small-cap companies experienced
during the market's downturn from
August through October. For
example, companies like Morton's
Restaurant Group saw its stock
price slashed from 20 to 13 in one
day in October even though the
company's business outlook was as
strong as ever and the stock
performed well in previous
recessions.
"While it's impossible to tell when
this trend will reverse, we've seen
huge amounts of money pour into
big stocks, creating a tremendous
valuation disparity between small-
and large-cap stocks. I believe this
trend has unleashed a lot of
opportunities because many solid
companies with bright outlooks
have been overlooked as the
market chose to focus on a small
number of extremely large
companies in the S&P 500 index.
"While it has been a painful period
to stick to my guns, at some point it
seems this trend should change and
reward the small companies that are
selling at 10 times earnings - a low
price-to-earnings ratio in today's
market - but with projected annual
earnings growth at 20%. There's a
number of them out there."
FUND FACTS
GOAL: seeks capital
appreciation by investing
primarily in securities of
companies believed by
Fidelity to involve a "special
situation"
START DATE: December 31,
1983
SIZE: as of November 30,
1998, more than $572 million
MANAGER: Harris Leviton,
since 1996; joined Fidelity in
1986
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Sepracor, Inc.                  8.8                      7.1

Cable Design Technology Corp.   4.3                      3.0

AFC Cable Systems, Inc.         4.1                      4.0

Whole Foods Market, Inc.        4.0                      7.7

Harveys Casino Resorts          3.9                      3.4

Foodmaker, Inc.                 3.8                      1.6

Maxim Group, Inc.               3.4                      2.2

USG Corp.                       3.0                      2.8

WMS Industries, Inc.            2.4                      1.1

Midway Games, Inc.              2.3                      1.9

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

HEALTH                          15.9                     15.4

MEDIA & LEISURE                 13.3                     12.8

DURABLES                        13.0                     11.6

BASIC INDUSTRIES                11.6                     12.8

TECHNOLOGY                      9.1                      9.7


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 95.8
Row: 1, Col: 2, Value: 1.3
Row: 1, Col: 3, Value: 2.5
Stocks 98.0%
Bonds 0.8%
Short-term
investments 1.2%
FOREIGN
INVESTMENTS 5.0%
Stocks 96.8%
Bonds 0.7%
Short-term
investments 2.5%
FOREIGN
INVESTMENTS 1.4%
Row: 1, Col: 1, Value: 97.0
Row: 1, Col: 2, Value: 1.3
Row: 1, Col: 3, Value: 2.0
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.7%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.4%

DEFENSE ELECTRONICS - 0.4%

Herley Industries, Inc. (a)       208,666                  $ 2,269,243

BASIC INDUSTRIES - 11.6%

CHEMICALS & PLASTICS - 1.2%

Associated Materials, Inc.        5,000                     55,000

Hanna (M.A.) Co.                  43,300                    608,906

IMC Global, Inc.                  163,600                   3,742,350

Ivex Packaging Corp. (a)          122,500                   2,388,750

                                                            6,795,006

IRON & STEEL - 0.2%

Cold Metal Products, Inc. (a)     128,600                   361,688

Steel Dynamics, Inc. (a)          49,900                    679,888

                                                            1,041,576

METALS & MINING - 9.4%

AFC Cable Systems, Inc. (a)(b)    794,125                   23,525,953

Belden, Inc.                      216,500                   3,653,438

Brush Wellman, Inc.               137,500                   2,217,188

Cable Design Technology Corp.     1,324,850                 24,426,922
(a)

                                                            53,823,501

PACKAGING & CONTAINERS - 0.0%

Silgan Holdings, Inc. (a)         2,400                     66,000

PAPER & FOREST PRODUCTS - 0.8%

ABT Building Products Corp.       147,000                   1,470,000
(a)

Chesapeake Corp.                  21,300                    738,844

Mercer International, Inc.        407,900                   2,434,653

                                                            4,643,497

TOTAL BASIC INDUSTRIES                                      66,369,580

CONSTRUCTION & REAL ESTATE -
7.9%

BUILDING MATERIALS - 4.6%

American Standard Companies,      140,000                   4,795,000
Inc. (a)

Rock of Ages Corp. Class A (a)    172,800                   2,073,600

USG Corp.                         347,700                   17,189,419

York International Corp.          60,000                    2,520,000

                                                            26,578,019

CONSTRUCTION - 3.1%

American Buildings Co. (a)        20,200                    492,375

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

CONSTRUCTION - CONTINUED

Beazer Homes USA, Inc. (a)        173,500                  $ 4,142,313

Butler Manufacturing Co.          47,000                    1,092,750

Engle Homes, Inc.                 202,200                   2,780,250

Lennar Corp.                      97,400                    2,167,150

M/I Schottenstein Homes, Inc.     215,500                   4,700,594

NCI Building Systems, Inc. (a)    58,400                    1,430,800

U.S. Home Corp. (a)               20,100                    640,688

                                                            17,446,920

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Brandywine Realty Trust           60,000                    1,080,000

TOTAL CONSTRUCTION & REAL                                   45,104,939
ESTATE

DURABLES - 13.0%

AUTOS, TIRES, & ACCESSORIES -
0.8%

Cummins Engine Co., Inc.          53,900                    2,001,038

Navistar International Corp.      110,000                   2,846,250
(a)

                                                            4,847,288

CONSUMER DURABLES - 0.7%

Mikasa, Inc.                      51,800                    563,325

Simpson Manufacturing Co.         89,800                    3,367,500
Ltd. (a)

                                                            3,930,825

CONSUMER ELECTRONICS - 1.7%

Fossil, Inc. (a)                  266,800                   7,387,025

Movado Group, Inc.                102,500                   2,075,625

                                                            9,462,650

HOME FURNISHINGS - 5.6%

Bassett Furniture Industries,     186,800                   4,716,700
Inc.

Furniture Brands                  10,000                    254,375
International, Inc. (a)

Haverty Furniture Companies,      18,100                    352,950
Inc.

Heilig-Meyers Co.                 135,600                   949,200

Ladd Furniture, Inc. (a)          372,400                   6,517,000

Maxim Group, Inc. (a)(b)          999,400                   19,550,763

                                                            32,340,988

TEXTILES & APPAREL - 4.2%

Deckers Outdoor Corp. (a)         361,900                   769,038

Galey & Lord, Inc. (a)            115,800                   1,252,088

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

Maxwell Shoe, Inc. Class A        796,300                  $ 9,456,063
(a)(b)

Mohawk Industries, Inc. (a)       150,000                   5,596,875

Quaker Fabric Corp. (a)           95,000                    665,000

Shaw Industries, Inc.             300,000                   6,075,000

Synthetic Industries, Inc. (a)    15,000                    247,500

                                                            24,061,564

TOTAL DURABLES                                              74,643,315

ENERGY - 2.4%

ENERGY SERVICES - 2.3%

Baker Hughes, Inc.                200,000                   3,662,500

BJ Services Co. (a)               356,800                   4,928,300

Santa Fe International Corp.      300,000                   3,731,250

Smith International, Inc.         40,900                    986,713

                                                            13,308,763

OIL & GAS - 0.1%

Conoco, Inc. Class A (a)          30,000                    710,625

TOTAL ENERGY                                                14,019,388

FINANCE - 1.1%

CREDIT & OTHER FINANCE - 0.1%

Regent Pacific Group Ltd.         5,000,000                 536,003

INSURANCE - 1.0%

American Bankers Insurance        129,800                   5,889,675
Group, Inc.

TOTAL FINANCE                                               6,425,678

HEALTH - 15.9%

DRUGS & PHARMACEUTICALS - 12.9%

Alliance Pharmaceutical Corp.     2,780,100                 10,772,888
(a)(b)

Aviron (a)                        301,600                   6,484,400

Cytyc Corp. (a)                   265,300                   5,256,256

Natrol, Inc. (a)                  80,000                    810,000

Sepracor, Inc. (a)                608,700                   50,522,090

                                                            73,845,634

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 3.0%

Cygnus, Inc. (a)                  856,950                  $ 4,124,072

I-Stat Corp. (a)(b)               834,700                   5,634,225

Oakley, Inc. (a)                  445,700                   4,345,575

Resound Corp. (a)                 567,000                   2,976,750

                                                            17,080,622

TOTAL HEALTH                                                90,926,256

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.1%

Case Corp.                        173,500                   4,207,375

Columbus McKinnon Corp.           221,900                   4,035,806

Compx International, Inc. (a)     133,600                   3,348,350

Gradall Industries, Inc. (a)      200,000                   2,687,500

Hardinge, Inc.                    17,500                    333,594

T B Wood's Corp.                  246,700                   3,392,125

                                                            18,004,750

MEDIA & LEISURE - 13.1%

BROADCASTING - 0.1%

Nielsen Media Research, Inc.      49,500                    742,500
(a)

ENTERTAINMENT - 3.9%

Film Roman, Inc. (a)              55,000                    39,531

Harveys Casino Resorts (b)        829,600                   22,191,800

                                                            22,231,331

LEISURE DURABLES & TOYS - 0.7%

Marvel Enterprises, Inc. (a)      359,300                   2,200,713

Silicon Gaming, Inc. (a)(b)       913,500                   1,769,906

                                                            3,970,619

LODGING & GAMING - 2.4%

WMS Industries, Inc. (b)          1,815,100                 13,499,806

PUBLISHING - 0.6%

Reader's Digest Association,      152,800                   3,676,750
Inc. Class A (non-vtg.)

RESTAURANTS - 5.4%

Foodmaker, Inc. (a)               1,117,700                 21,655,438

Il Fornaio America Corp. (a)      77,700                    592,463

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - CONTINUED

Morton's Restaurant Group,        424,800                  $ 8,442,900
Inc. (a)(b)

NPC International, Inc. (a)       12,600                    143,325

                                                            30,834,126

TOTAL MEDIA & LEISURE                                       74,955,132

NONDURABLES - 6.8%

AGRICULTURE - 0.8%

Saskatchewan Wheat Pool:

Class B (non-vtg.)                478,300                   3,322,719

Class B (non-vtg.) (c)            158,000                   1,097,616

                                                            4,420,335

FOODS - 2.4%

Corn Products International,      453,300                   12,720,731
Inc.

Tomkins PLC                       3,457                     16,009

Vlasic Foods International,       62,200                    1,345,075
Inc. (a)

                                                            14,081,815

HOUSEHOLD PRODUCTS - 2.1%

Church & Dwight Co., Inc.         348,500                   12,045,031

TOBACCO - 1.5%

Philip Morris Companies, Inc.     150,000                   8,390,625

TOTAL NONDURABLES                                           38,937,806

RETAIL & WHOLESALE - 8.7%

APPAREL STORES - 1.1%

Big Dog Holdings, Inc. (a)(b)     1,011,600                 3,161,250

Stage Stores, Inc. (a)            290,000                   3,335,000

                                                            6,496,250

GENERAL MERCHANDISE STORES -
3.1%

Consolidated Stores Corp. (a)     270,000                   5,805,000

Freds, Inc. Class A (b)           607,375                   8,541,211

Stein Mart, Inc. (a)              362,300                   3,113,516

                                                            17,459,727

GROCERY STORES - 4.0%

Whole Foods Market, Inc. (a)      488,600                   22,719,900

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.5%

Brylane, Inc. (a)                 80,000                   $ 1,270,000

Cameron Ashley Building           90,000                    1,147,500
Products, Inc. (a)

Electronics Boutique Holding      35,000                    658,438
Corp. (a)

                                                            3,075,938

TOTAL RETAIL & WHOLESALE                                    49,751,815

SERVICES - 0.7%

PRINTING - 0.5%

Schawk, Inc. Class A              194,000                   2,788,750

SERVICES - 0.2%

Compass International             17,000                    163,625
Services Corp.

Manpower, Inc.                    60,000                    1,335,000

                                                            1,498,625

TOTAL SERVICES                                              4,287,375

TECHNOLOGY - 8.7%

COMMUNICATIONS EQUIPMENT - 0.4%

Premisys Communications, Inc.     162,000                   2,409,750
(a)

COMPUTER SERVICES & SOFTWARE
- 3.8%

Activision, Inc. (a)              125,000                   1,671,875

CompUSA, Inc. (a)                 7,200                     106,650

Cotelligent, Inc. (a)             10,000                    183,125

Eidos PLC sponsored ADR (a)       21,500                    309,063

Electronic Arts, Inc. (a)         30,000                    1,263,750

GT Interactive Software Corp.     513,200                   3,079,200
(a)

Interplay Entertainment Corp.     590,000                   1,198,438
(a)

JDA Software Group, Inc. (a)      66,800                    534,400

Midway Games, Inc. (a)            1,275,359                 12,992,720

Project Software &                2,500                     75,313
Development, Inc. (a)

Titan Corp. (a)                   74,000                    397,750

                                                            21,812,284

COMPUTERS & OFFICE EQUIPMENT
- 1.6%

Performance Technologies,         730,300                   8,946,175
Inc. (a)(b)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS - 0.7%

Optical Coating Laboratories,     6,000                    $ 112,500
Inc.

Varian Associates, Inc.           100,100                   3,960,206

                                                            4,072,706

ELECTRONICS - 2.2%

AVX Corp.                         550,500                   10,700,344

Richardson Electronics Ltd.       238,000                   2,023,000

                                                            12,723,344

TOTAL TECHNOLOGY                                            49,964,259

TRANSPORTATION - 2.1%

AIR TRANSPORTATION - 1.0%

Reno Air, Inc. (a)(b)             784,800                   5,640,750

RAILROADS - 0.5%

Burlington Northern Santa Fe      39,700                    1,349,800
Corp.

Genesee & Wyoming, Inc. Class     118,000                   1,755,250
A (a)

                                                            3,105,050

TRUCKING & FREIGHT - 0.6%

Airborne Freight Corp.            90,000                    2,401,875

SPACEHAB, Inc. (a)                90,000                    776,250

                                                            3,178,125

TOTAL TRANSPORTATION                                        11,923,925

UTILITIES - 0.2%

CELLULAR - 0.2%

Nextel Communications, Inc.       50,000                    1,075,000
Class A (a)

TOTAL COMMON STOCKS                           548,658,461
(Cost $512,197,097)

CONVERTIBLE PREFERRED STOCKS
- 1.1%



FINANCE - 0.1%

CLOSED END INVESTMENT COMPANY
- 0.1%

Readers Digest Automatic          30,000                    725,625
Common Exchange Trust $1.93
TRACES

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

Triathlon Broadcasting Co.        104,080                  $ 1,027,790
$0.945 depository shares DECS

TRANSPORTATION - 0.8%

AIR TRANSPORTATION - 0.8%

Reno Air, Inc. Series A,          170,000                   4,632,500
$7.281 (c)

TOTAL CONVERTIBLE PREFERRED                   6,385,915
STOCKS
(Cost $6,071,985)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT

TECHNOLOGY - 0.4%

ELECTRONICS - 0.4%

Richardson Electronics Ltd.:

7.25% 12/15/06                    B3      $ 404,000                      323,200

8.25% 6/15/06                     B3       1,978,000                     1,740,640

                                                                         2,063,840

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

SPACEHAB, Inc. 8% 10/15/07 (c)    -        2,500,000                     2,025,000

TOTAL CONVERTIBLE BONDS                                      4,088,840
(Cost $4,560,430)


CASH EQUIVALENTS - 2.5%

                             MATURITY AMOUNT

Investments in repurchase    $ 14,122,059                     14,120,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98

TOTAL INVESTMENT IN                           $ 573,253,216
SECURITIES - 100%
(Cost $536,949,512)

SECURITY TYPE ABBREVIATIONS
DECS - Dividend Enhanced Convertible
  Stock/Debt Exchangeable for     Common Stock
TRACES - Trust Automatic Common     Exchange Securities
LEGEND
(a) Non-income producing
(b) Affiliated company (see Note 10 of Notes to Financial Statements).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,755,116 or 1.4% of net assets.
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $536,978,516. Net unrealized appreciation aggregated $36,274,700, of which $135,390,300 related to appreciated investment securities and $99,115,600 related to depreciated investment securities.
The fund hereby designates approximately $41,876,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at                $ 573,253,216
value (including repurchase
agreements of $14,120,000)
(cost $536,949,512) -  See
accompanying schedule

Cash                                         795

Receivable for investments                   5,439,887
sold

Receivable for fund shares                   566,889
sold

Dividends receivable                         261,665

Interest receivable                          113,218

Other receivables                            126,862

 TOTAL ASSETS                                579,762,532

LIABILITIES

Payable for investments        $ 4,469,194
purchased

Payable for fund shares         1,981,356
redeemed

Accrued management fee          165,741

Distribution fees payable       267,534

Other payables and accrued      174,173
expenses

 TOTAL LIABILITIES                           7,057,998

NET ASSETS                                  $ 572,704,534

Net Assets consist of:

Paid in capital                             $ 497,745,143

Accumulated undistributed net                38,653,611
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  36,305,780
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 572,704,534

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $23.89
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($4,612,687 (divided by)
193,117 shares)

Maximum offering price per         $25.35
share (100/94.25 of $23.89)

CLASS T: NET ASSET VALUE and       $24.23
redemption price per share
 ($443,578,413 (divided by)
18,307,645 shares)

Maximum offering price per         $25.11
share (100/96.50 of $24.23)

CLASS B: NET ASSET VALUE and       $23.69
offering price per share
($101,233,548 (divided by)
4,272,898 shares) A

INITIAL CLASS: NET ASSET           $24.61
VALUE, offering price and
redemption price   per share
($18,471,412 (divided by)
750,438 shares)

INSTITUTIONAL CLASS: NET           $24.17
ASSET VALUE, offering price
and redemption price   per
share ($4,808,474 (divided
by) 198,908 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                               $ 2,960,946
Dividends (including $289,645
received from  affiliated
issuers)

Interest                                         988,931

 TOTAL INCOME                                    3,949,877

EXPENSES

Management fee Basic fee         $ 3,718,524

 Performance adjustment           (1,343,174)

Transfer agent fees               1,316,481

Distribution fees                 3,564,769

Accounting fees and expenses      341,818

Non-interested trustees'          1,792
compensation

Custodian fees and expenses       35,154

Registration fees                 86,513

Audit                             36,021

Legal                             6,876

Interest                          1,220

Miscellaneous                     54,237

 Total expenses before            7,820,231
reductions

 Expense reductions               (56,980)       7,763,251

NET INVESTMENT INCOME (LOSS)                     (3,813,374)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            39,751,777
(including realized gain of
$324,211  on sales of
investments in affiliated
issuers)

 Foreign currency transactions    107,822        39,859,599

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (66,258,377)

 Assets and liabilities in        8,545          (66,249,832)
foreign currencies

NET GAIN (LOSS)                                  (26,390,233)

NET INCREASE (DECREASE) IN                      $ (30,203,607)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1998  ELEVEN MONTHS ENDED NOVEMBER  YEAR ENDED DECEMBER 31, 1996
                                                             30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (3,813,374)                 $ (2,081,517)                 $ 5,065,025
income (loss)

 Net realized gain (loss)       39,859,599                    73,741,589                    101,103,020

 Change in net unrealized       (66,249,832)                  70,136,543                    (96,084,415)
appreciation  (depreciation)

 NET INCREASE (DECREASE) IN     (30,203,607)                  141,796,615                   10,083,630
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders

 From net investment income     -                             -                             (5,501,432)

 From net realized gain         (55,555,575)                  (23,306,698)                  (70,113,368)

 TOTAL DISTRIBUTIONS            (55,555,575)                  (23,306,698)                  (75,614,800)

Share transactions -  net       (9,889,615)                   (172,192,655)                 36,171,237
increase (decrease)

  TOTAL INCREASE (DECREASE)     (95,648,797)                  (53,702,738)                  (29,359,933)
IN    NET ASSETS

NET ASSETS

 Beginning of period            668,353,331                   722,056,069                   751,416,002

 End of period (including      $ 572,704,534                 $ 668,353,331                 $ 722,056,069
undistributed   net
investment income of $0, $0
 and $1,667,423,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEAR ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.51                  $ 22.51                       $ 23.48
period

Income from Investment
Operations

 Net investment income (loss)     (.14)                    (.13)                         .08
E

 Net realized and unrealized      (1.09)                   6.00                          1.26
gain (loss)

 Total from investment            (1.23)                   5.87                          1.34
operations

Less Distributions

 From net investment income       -                        -                             (.37)

 From net realized gain           (2.39)                   (.87)                         (1.94)

 Total distributions              (2.39)                   (.87)                         (2.31)

Net asset value, end of period   $ 23.89                  $ 27.51                       $ 22.51

TOTAL RETURN B, C                 (4.45)%                  26.96%                        5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,613                  $ 2,309                       $ 638
(000 omitted)

Ratio of expenses to average      1.24% G                  1.49% A, G                    .99% A, D
net assets

Ratio of expenses to average      1.23% H                  1.47% A, H                    .97% A, H
net assets after  expense
reductions

Ratio of net investment           (.59)%                   (.59)% A                      1.00% A
income (loss) to average net
assets

Portfolio turnover                64%                      61% A                         151%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO DECEMBER 31, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.78                  $ 22.69                       $ 24.88                   $ 18.70
period

Income from Investment
Operations

 Net investment income (loss)     (.13) D                  (.07) D                       .17 D                     .39

 Net realized and unrealized      (1.10)                   6.03                          .18                       6.73
gain (loss)

 Total from investment            (1.23)                   5.96                          .35                       7.12
operations

Less Distributions

 From net investment income       -                        -                             (.19)                     (.39)

 From net realized gain           (2.32)                   (.87)                         (2.35)                    (.55)

 Total distributions              (2.32)                   (.87)                         (2.54)                    (.94)

Net asset value, end of period   $ 24.23                  $ 27.78                       $ 22.69                   $ 24.88

TOTAL RETURN B, C                 (4.40)%                  27.15%                        1.53%                     38.16%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 443,578                $ 529,043                     $ 560,645                 $ 619,993
(000 omitted)

Ratio of expenses to average      1.16%                    1.24% A                       1.28%                     1.61%
net assets

Ratio of expenses to average      1.15% F                  1.23% A, F                    1.27% F                   1.61%
net assets after  expense
reductions

Ratio of net investment           (.53)%                   (.29)% A                      .70%                      1.90%
income (loss) to average
net assets

Portfolio turnover                64%                      61% A                         151%                      142%



                                 THREE MONTHS ENDED DECEMBER 31,  YEARS ENDED SEPTEMBER 30,


                                 1994                             1994                       1993

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.96                          $ 22.52                    $ 19.53
period

Income from Investment
Operations

 Net investment income (loss)     .10 D                            .39 D                      .33

 Net realized and unrealized      (.75)                            (.81)                      4.44
gain (loss)

 Total from investment            (.65)                            (.42)                      4.77
operations

Less Distributions

 From net investment income       (.35)                            (.43)                      (.57)

 From net realized gain           (.26)                            (1.71)                     (1.21)

 Total distributions              (.61)                            (2.14)                     (1.78)

Net asset value, end of period   $ 18.70                          $ 19.96                    $ 22.52

TOTAL RETURN B, C                 (3.26)%                          (2.24)%                    26.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 375,691                        $ 385,349                  $ 269,833
(000 omitted)

Ratio of expenses to average      1.73% A, E                       1.85%                      1.57% G
net assets

Ratio of expenses to average      1.73% A                          1.84% F                    1.57%
net assets after  expense
reductions

Ratio of net investment           2.03% A                          1.89%                      2.06%
income (loss) to average
net assets

Portfolio turnover                228% A                           159%                       183%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
G INCLUDES REIMBURSEMENT OF $.03 PER SHARE FOR ADJUSTMENTS TO PRIOR
PERIOD'S FEES.

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.23                  $ 22.36                       $ 24.56                   $ 18.57
period

Income from Investment
Operations

 Net investment income (loss)     (.27) D                  (.18) D                       .04 D                     .38

 Net realized and unrealized      (1.07)                   5.92                          .18                       6.54
gain (loss)

 Total from investment            (1.34)                   5.74                          .22                       6.92
operations

Less Distributions

 From net investment income       -                        -                             (.07)                     (.38)

 From net realized gain           (2.20)                   (.87)                         (2.35)                    (.55)

 Total distributions              (2.20)                   (.87)                         (2.42)                    (.93)

Net asset value, end of period   $ 23.69                  $ 27.23                       $ 22.36                   $ 24.56

TOTAL RETURN B, C                 (4.94)%                  26.55%                        1.00%                     37.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 101,234                $ 109,646                     $ 98,535                  $ 87,566
(000 omitted)

Ratio of expenses to average      1.71%                    1.78% A                       1.80%                     2.11%
net assets

Ratio of expenses to average      1.70% F                  1.77% A, F                    1.79% F                   2.10% F
net assets after expense
reductions

Ratio of net investment           (1.07)%                  (.84)% A                      .18%                      1.40%
income (loss) to average net
assets

Portfolio turnover                64%                      61% A                         151%                      142%



                                 THREE MONTHS ENDED DECEMBER 31,  YEAR ENDED SEPTEMBER 30,


                                 1994                             1994 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.98                          $ 19.65
period

Income from Investment
Operations

 Net investment income (loss)     .06 D                            .05 D

 Net realized and unrealized      (.74)                            .28
gain (loss)

 Total from investment            (.68)                            .33
operations

Less Distributions

 From net investment income       (.47)                            -

 From net realized gain           (.26)                            -

 Total distributions              (.73)                            -

Net asset value, end of period   $ 18.57                          $ 19.98

TOTAL RETURN B, C                 (3.41)%                          1.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,090                         $ 8,824
(000 omitted)

Ratio of expenses to average      2.58% A                          2.63% A, G
net assets

Ratio of expenses to average      2.53% A, F                       2.63% A
net assets after expense
reductions

Ratio of net investment           1.22% A                          1.11% A
income (loss) to average net
assets

Portfolio turnover                228% A                           159%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO SEPTEMBER 30, 1994.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.19                  $ 22.90                       $ 25.10                   $ 18.86
period

Income from Investment
Operations

 Net investment income (loss)     (.02) D                  .04 D                         .28 D                     .50

 Net realized and unrealized      (1.12)                   6.12                          .19                       6.79
gain (loss)

 Total from investment            (1.14)                   6.16                          .47                       7.29
operations

Less Distributions

 From net investment income       -  F                     -                             (.32)                     (.50)

 From net realized gain           (2.44) F                 (.87)                         (2.35)                    (.55)

 Total distributions              (2.44)                   (.87)                         (2.67)                    (1.05)

Net asset value, end of period   $ 24.61                  $ 28.19                       $ 22.90                   $ 25.10

TOTAL RETURN B, C                 (3.98)%                  27.79%                        2.00%                     38.75%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 18,471                 $ 21,792                      $ 20,406                  $ 23,428
(000 omitted)

Ratio of expenses to average      .70%                     .77% A                        .82%                      1.04%
net assets

Ratio of expenses to average      .69% E                   .76% A, E                     .81% E                    1.03% E
net assets after  expense
reductions

Ratio of net investment           (.06)%                   .18% A                        1.16%                     2.47%
income (loss) to average
net assets

Portfolio turnover                64%                      61% A                         151%                      142%



                                 THREE MONTHS ENDED DECEMBER 31,  YEARS ENDED SEPTEMBER 30,


                                 1994                             1994                       1993

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.23                          $ 22.72                    $ 19.72
period

Income from Investment
Operations

 Net investment income (loss)     .13 D                            .54 D                      .45

 Net realized and unrealized      (.74)                            (.81)                      4.46
gain (loss)

 Total from investment            (.61)                            (.27)                      4.91
operations

Less Distributions

 From net investment income       (.50)                            (.51)                      (.70)

 From net realized gain           (.26)                            (1.71)                     (1.21)

 Total distributions              (.76)                            (2.22)                     (1.91)

Net asset value, end of period   $ 18.86                          $ 20.23                    $ 22.72

TOTAL RETURN B, C                 (3.02)%                          (1.51)%                    26.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,583                         $ 18,850                   $ 20,707
(000 omitted)

Ratio of expenses to average      1.14% A                          1.15%                      .89% G
net assets

Ratio of expenses to average      1.11% A, E                       1.14% E                    .89%
net assets after  expense
reductions

Ratio of net investment           2.65% A                          2.60%                      2.74%
income (loss) to average
net assets

Portfolio turnover                228% A                           159%                       183%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
G INCLUDES REIMBURSEMENT OF $.03 PER SHARE FOR ADJUSTMENTS TO PRIOR
PERIOD'S FEES.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.63                  $ 22.57                       $ 24.80                   $ 22.35
period

Income from Investment
Operations

 Net investment income (loss)     (.05) D                  (.05) D                       .29 D                     .55

 Net realized and unrealized      (1.10)                   5.98                          .17                       3.00
gain (loss)

 Total from investment            (1.15)                   5.93                          .46                       3.55
operations

Less Distributions

 From net investment income       -                        -                             (.34)                     (.55)

 From net realized gain           (2.31)                   (.87)                         (2.35)                    (.55)

 Total distributions              (2.31)                   (.87)                         (2.69)                    (1.10)

Net asset value, end of period   $ 24.17                  $ 27.63                       $ 22.57                   $ 24.80

TOTAL RETURN B, C                 (4.12)%                  27.16%                        1.99%                     15.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,808                  $ 5,564                       $ 41,832                  $ 20,429
(000 omitted)

Ratio of expenses to average      .85%                     1.06% A                       .78%                      .97% A
net assets

Ratio of expenses to average      .84% F                   1.05% A, F                    .76% F                    .96% A, F
net assets after expense
reductions

Ratio of net investment           (.20)%                   (.21)% A                      1.21%                     2.55% A
income (loss) to average net
assets

Portfolio turnover                64%                      61% A                         151%                      142%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Strategic Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $398,205,340 and $472,562,122, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .38% of average net assets after the performance adjustment.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares, except for the Initial Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 8,709      $ 293

CLASS T    2,460,259    36,762

CLASS B    1,095,801    822,641

          $ 3,564,769  $ 859,696

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 2,539

CLASS T                124,790

CLASS B                66,981

INSTITUTIONAL CLASS    5,422

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. The 3.50% front-end sales charge on the sale of shares of the Initial Class was eliminated effective September 30, 1998. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
                PAID TO FDC  RETAINED BY FDC

CLASS A         $ 70,878     $ 17,322

CLASS T          243,044      72,427

CLASS B          232,999      232,999*

INITIAL CLASS    11           0

                $ 546,932    $ 322,748

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:
                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 12,836     .37

CLASS T                 990,228     .20

CLASS B                 267,239     .24

INITIAL CLASS           36,157      .18

INSTITUTIONAL CLASS     10,021      .21

                       $ 1,316,481

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $189,248 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $3,434,000 and $2,447,000, respectively. The weighted average interest rate was 5.98%.
6. EXPENSE REDUCTIONS.
FMR agreed to reimburse certain transfer agent, registration and other class specific expenses for Class A. For the period, the reimbursement reduced these expenses by $639.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $44,575 under this arrangement.
6. EXPENSE REDUCTIONS - CONTINUED
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $11,766 under the custodian arrangement.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:

                            YEAR ENDED NOVEMBER 30, 1998  ELEVEN MONTHS ENDED NOVEMBER  YEAR ENDED DECEMBER 31, 1996A
                                                          30, 1997

FROM NET INVESTMENT INCOME

Class A                     $ -                           $ -                           $ 9,050

Class T                      -                             -                             4,356,302

Class B                      -                             -                             291,486

Initial Class                -                             -                             263,298

Institutional Class          -                             -                             581,296

Total                       $ -                           $ -                           $ 5,501,432

FROM NET REALIZED GAIN

Class A                     $ 203,594                     $ 23,625                      $ 47,453

Class T                      44,119,122                    18,646,131                    54,934,732

Class B                      8,992,409                     3,715,981                     9,460,141

Initial Class                1,877,364                     742,870                       1,978,165

Institutional Class          363,086                       178,091                       3,692,877

Total                       $ 55,555,575                  $ 23,306,698                  $ 70,113,368

                            $ 55,555,575                  $ 23,306,698                  $ 75,614,800


A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1996.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                     DOLLARS

                                YEAR ENDED    ELEVEN MONTHS  YEAR ENDED    YEAR ENDED      ELEVEN MONTHS    YEAR ENDED
                                NOVEMBER 30,  ENDED          DECEMBER 31,  NOVEMBER 30,    ENDED            DECEMBER 31,
                                              NOVEMBER 30,                                 NOVEMBER 30,

                                1998          1997           1996A         1998            1997             1996A

CLASS A Shares sold              149,962       76,361         26,335       $ 3,743,916     $ 2,031,528      $ 633,035

Reinvestment of distributions    8,353         1,056          2,536         200,346         23,641           56,498

Shares redeemed                  (49,135)      (21,820)       (531)         (1,208,504)     (573,832)        (12,990)

Net increase (decrease)          109,180       55,597         28,340       $ 2,735,758     $ 1,481,337      $ 676,543

CLASS T Shares sold              4,972,644     4,958,455      7,239,477    $ 126,364,372   $ 130,988,939    $ 173,637,131

Reinvestment of distributions    1,556,391     703,010        2,215,089     37,826,161      15,866,760       50,421,264

Shares redeemed                  (7,262,586)   (11,331,592)   (9,664,112)   (182,732,848)   (272,275,129)    (231,598,779)

Net increase (decrease)          (733,551)     (5,670,127)    (209,546)    $ (18,542,315)  $ (125,419,430)  $ (7,540,384)

CLASS B Shares sold              933,371       688,069        1,826,263    $ 23,549,084    $ 17,176,282     $ 43,251,259

Reinvestment of distributions    346,309       155,073        422,830       8,275,545       3,443,078        9,473,517

Shares redeemed                  (1,032,851)   (1,224,149)    (1,407,472)   (25,089,860)    (28,636,853)     (33,157,193)

Net increase (decrease)          246,829       (381,007)      841,621      $ 6,734,769     $ (8,017,493)    $ 19,567,583

INITIAL CLASS Shares sold        2,933         11,023         7,958        $ 75,101        $ 294,010        $ 193,575

Reinvestment of distributions    68,311        29,056         86,899        1,679,237       663,041          1,996,834

Shares redeemed                  (93,899)      (157,998)      (137,073)     (2,355,583)     (3,820,330)      (3,325,386)

Net increase (decrease)          (22,655)      (117,919)      (42,216)     $ (601,245)     $ (2,863,279)    $ (1,134,977)

INSTITUTIONAL CLASS Shares       220,720       875,537        1,132,115    $ 5,783,275     $ 23,872,028     $ 27,291,041
sold

Reinvestment of distributions    11,710        6,165          182,073       283,206         138,401          4,097,341

Shares redeemed                  (234,866)     (2,533,710)    (284,588)     (6,283,063)     (61,384,219)     (6,785,910)

Net increase (decrease)          (2,436)       (1,652,008)    1,029,600    $ (216,582)     $ (37,373,790)   $ 24,602,472


A SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1996.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 7,239

CLASS T                42,699

CLASS B                14,360

INITIAL CLASS          13,418

INSTITUTIONAL CLASS    8,797

                      $ 86,513

10. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
AFC Cable Systems, Inc.  $ 255,000 $ - $ - $ 23,525,953
Alliance Pharmaceutical Corp.   4,676,301  -  -  10,772,888
Big Dog Holdings, Inc.   1,935,650  -  -  3,161,250
Deckers Outdoor Corp.   -  1,269,282  -  -
Freds, Inc. Class A   132,500  539,500  123,725  8,541,211
Harveys Casino Resorts   -  -  165,920  22,191,800
Herley Industries, Inc.   -  -  -  -
I-Stat Corp.   1,372,488  -  -  5,634,225
Just Toys, Inc.   -  60,000  -  -
Maxim Group, Inc.   853,105  -  -  19,550,763
Maxwell Shoe Co., Inc. Class A   1,072,500  223,125  -  9,456,063
MicroProse, Inc.   104,650  6,425,590  -  -
Morton's Restaurant Group, Inc.   260,875  -  -  8,442,900
People's Choice TV Corp.   -  690,000  -  -
Performance Technologies, Inc.   3,376,351  130,313  -  8,946,175
Reno Air, Inc.   -  1,838,749  -  5,640,750
Rock of Ages Corp. Class A   -  -  -  -
Silicon Gaming, Inc.   3,771,150  3,959,529  -  1,769,906
WMS Industries, Inc.   1,954,181  111,801  -  13,499,806
Whole Foods Market, Inc .  -  5,665,957  -  -
TOTALS  $ 19,764,751 $ 20,913,846 $ 289,645 $ 141,133,690
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Strategic Opportunities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Opportunities (a fund of Fidelity Advisor Series I) at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Strategic Opportunities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Strategic Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:


INITIAL CLASS
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/8/99
DIVIDENDS $.03 - - -
SHORT-TERM
CAPITAL GAINS $1.11 $.03 - -
LONG-TERM
CAPITAL GAINS $1.15 $.12 $.50 $.68
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 53.70% - - -
 20% rate 46.30% 100% 100% 100%

A total of 7% of the dividends distributed by the Initial Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.)
 Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Harris Leviton, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
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Capital Appreciation Fund
Contrafund
SM
Contrafund  II
SM
Disciplined Equity Fund
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Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
SM
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium Fund (registered trademark)
OTC Portfolio
Retirement Growth Fund
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Small Cap Stock Fund
Stock Selector
TechnoQuant  Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE



(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(registered trademark)
STRATEGIC OPPORTUNITIES
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
NOVEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on stock market
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   19  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  28  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  37  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          38

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3,
1995 are those of Initial Class. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV STRATEGIC             -4.12%       66.67%        242.55%
OPPORTUNITIES - INST CL

S&P 500(registered trademark)      23.66%       181.25%       457.74%

Capital Appreciation Funds         8.48%        100.86%       296.44%
Average

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 237 mutual funds. These benchmarks reflect the reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY ADV STRATEGIC      -4.12%       10.76%        13.10%
OPPORTUNITIES - INST CL

S&P 500                     23.66%       22.98%        18.75%

Capital Appreciation Funds  8.48%        13.91%        13.51%
Average

AVERAGE ANNUAL TOTAL RETURNS take the Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             FA Strategic Opp -CL I      S&P 500
             00694                       SP001
  1988/11/30      10000.00                    10000.00
  1988/12/31      10041.77                    10175.00
  1989/01/31      10644.67                    10919.81
  1989/02/28      10599.29                    10647.91
  1989/03/31      10819.70                    10896.00
  1989/04/30      11228.11                    11461.51
  1989/05/31      11740.25                    11925.70
  1989/06/30      11837.49                    11857.72
  1989/07/31      12647.83                    12928.47
  1989/08/31      12803.42                    13181.87
  1989/09/30      12816.39                    13127.82
  1989/10/31      12608.94                    12823.26
  1989/11/30      12959.01                    13084.85
  1989/12/31      13353.60                    13398.89
  1990/01/31      12487.09                    12499.82
  1990/02/28      12560.98                    12661.07
  1990/03/31      12574.41                    12996.59
  1990/04/30      12063.91                    12671.68
  1990/05/31      12460.22                    13907.16
  1990/06/30      12581.13                    13812.60
  1990/07/31      12628.15                    13768.40
  1990/08/31      11754.93                    12523.73
  1990/09/30      11667.60                    11913.83
  1990/10/31      11667.60                    11862.60
  1990/11/30      12184.82                    12628.92
  1990/12/31      12473.01                    12981.27
  1991/01/31      12888.31                    13547.25
  1991/02/28      13655.55                    14515.88
  1991/03/31      14091.97                    14867.16
  1991/04/30      14289.06                    14902.84
  1991/05/31      14802.90                    15546.65
  1991/06/30      14345.37                    14834.61
  1991/07/31      14781.79                    15525.90
  1991/08/31      15105.58                    15893.87
  1991/09/30      15168.93                    15628.44
  1991/10/31      14873.29                    15837.86
  1991/11/30      14521.34                    15199.60
  1991/12/31      15427.94                    16938.43
  1992/01/31      15461.14                    16623.37
  1992/02/29      15768.20                    16839.48
  1992/03/31      15378.15                    16511.11
  1992/04/30      15676.91                    16996.54
  1992/05/31      16191.45                    17079.82
  1992/06/30      16199.75                    16825.33
  1992/07/31      16697.69                    17513.49
  1992/08/31      16423.83                    17154.46
  1992/09/30      16365.73                    17356.88
  1992/10/31      16498.52                    17417.63
  1992/11/30      17203.94                    18011.57
  1992/12/31      17506.80                    18233.11
  1993/01/31      17836.09                    18386.27
  1993/02/28      18348.30                    18636.33
  1993/03/31      18933.69                    19029.55
  1993/04/30      18567.82                    18569.04
  1993/05/31      19016.01                    19066.69
  1993/06/30      19189.80                    19121.98
  1993/07/31      19610.55                    19045.49
  1993/08/31      20845.35                    19767.32
  1993/09/30      20781.33                    19615.11
  1993/10/31      21449.04                    20021.14
  1993/11/30      20552.66                    19830.94
  1993/12/31      21195.84                    20070.89
  1994/01/31      21398.19                    20753.30
  1994/02/28      20659.62                    20190.89
  1994/03/31      19880.59                    19310.57
  1994/04/30      20042.46                    19557.74
  1994/05/31      20103.17                    19878.49
  1994/06/30      20103.17                    19391.47
  1994/07/31      20609.03                    20027.51
  1994/08/31      20740.56                    20848.63
  1994/09/30      20467.39                    20337.84
  1994/10/31      20265.04                    20795.44
  1994/11/30      19647.89                    20038.07
  1994/12/31      19849.42                    20335.24
  1995/01/31      20712.44                    20862.53
  1995/02/28      21259.72                    21675.54
  1995/03/31      21459.68                    22315.19
  1995/04/30      21933.29                    22972.37
  1995/05/31      22522.67                    23890.58
  1995/06/30      23711.95                    24445.56
  1995/07/31      24529.91                    25256.17
  1995/08/31      25242.00                    25319.56
  1995/09/30      26124.14                    26388.05
  1995/10/31      26028.49                    26293.84
  1995/11/30      26740.58                    27448.14
  1995/12/31      27546.23                    27976.80
  1996/01/31      27568.44                    28929.13
  1996/02/29      27029.47                    29197.30
  1996/03/31      26125.85                    29478.47
  1996/04/30      26826.15                    29912.98
  1996/05/31      27616.82                    30684.44
  1996/06/30      27594.23                    30801.34
  1996/07/31      25707.93                    29440.54
  1996/08/31      26701.91                    30061.44
  1996/09/30      27628.11                    31753.30
  1996/10/31      27142.42                    32629.06
  1996/11/30      28113.81                    35095.49
  1996/12/31      28093.98                    34400.24
  1997/01/31      29139.57                    36549.57
  1997/02/28      28717.22                    36836.12
  1997/03/31      26894.11                    35322.52
  1997/04/30      27036.34                    37431.28
  1997/05/31      30553.26                    39710.10
  1997/06/30      31704.02                    41489.11
  1997/07/31      33139.24                    44790.40
  1997/08/31      33669.36                    42281.24
  1997/09/30      37444.88                    44596.98
  1997/10/31      35725.21                    43107.44
  1997/11/30      35725.21                    45102.89
  1997/12/31      35430.72                    45877.30
  1998/01/31      35743.19                    46384.71
  1998/02/28      39130.43                    49729.97
  1998/03/31      40264.24                    52276.64
  1998/04/30      39073.74                    52802.54
  1998/05/31      36706.92                    51894.87
  1998/06/30      36933.69                    54002.84
  1998/07/31      35729.02                    53427.71
  1998/08/31      28345.12                    45703.13
  1998/09/30      30343.45                    48630.87
  1998/10/31      31774.87                    52586.51
  1998/11/30      34255.07                    55773.78
IMATRL PRASUN   SHR__CHT 19981130 19981210 103044 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Strategic Opportunities Fund - Institutional Class on November 30, 1988. As the chart shows, by November 30, 1998, the value of the investment would have grown to $34,255 - a 242.55% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $55,774 - a 457.74% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
When the final bell of the U.S. stock
market sounded on Monday,
November 23, 1998, the Dow
Jones Industrial Average stood at a
record high of 9374.27, serving
notice that the bleak economic
outlook from just a few short months
earlier would not keep positive
investor sentiment down. For the
12-month period ended November
30, 1998, the Dow - an index of
30 blue-chip stocks - returned
18.56%. What caused the
turnaround from the doldrums of
equity performance during the
summer and early fall? A variety of
factors: The economic problems in
Russia, Brazil and other emerging
markets began to dissipate; Asian
markets began to rebound; and,
perhaps most importantly, three
interest-rate cuts late in the period
by the Federal Reserve Board
helped stem the tide of a slowing
U.S. economy. All these factors
culminated in the Dow reaching its
record high late in November, a
peak that outpaced the previous
record set in July by nearly 40 points.
Small-cap stock performance was
still a far cry behind their large-cap
brethren. For the period, the Russell
2000 - a popular measure of
small-cap stock performance -
returned -6.62%, significantly
trailing the large-cap weighted
Standard & Poor's 500 Index's
return of 23.66%. Despite the late
rally in the equity market, this kind
of volatility has characterized the
entire year, and when it will level off
is impossible to predict.
An interview with Harris Leviton, Portfolio Manager of Fidelity Advisor Strategic Opportunities Fund
Q. HOW DID THE FUND PERFORM, HARRIS?
A. For the 12 months that ended November 30, 1998, the fund's Institutional Class shares posted a total return of -4.12%. In comparison, the Standard & Poor's 500 Index returned 23.66% while the capital appreciation funds average tracked by Lipper Analytical Services returned 8.48%, during the same period.
Q. WHY DID THE FUND'S PERFORMANCE TRAIL THE INDEX AND THE AVERAGE BY SUCH A WIDE MARGIN?
A. The fund's primary investment objective is to seek out special situations - such as undervalued investment opportunities or companies with new products and improved growth prospects. I tend to find these special situations in the smaller-cap stock arena, which significantly underperformed large-cap stocks and the broader market indexes during the period. Compared to the small-cap universe, however, the fund fared relatively well. In fact, the fund outpaced the performance of the Russell 2000 Index - a popular measure of stock performance of smaller companies, which returned -6.62% during the 12-month period.
Q. IN LIGHT OF THIS NEGATIVE ENVIRONMENT FOR SMALL-CAP STOCKS, DID YOU MAKE ANY CHANGES TO THE FUND'S ASSET ALLOCATION?
A. Not really. Interestingly, I don't believe the underperformance of many small-cap stocks was based on any fundamental business outlook. Specifically, select small-caps continued to deliver solid sales gains and earnings growth. As a result, many small-cap stocks went from being slightly undervalued to significantly cheaper than the broader market. I used this opportunity to increase certain fund holdings and I am quite comfortable with the fund's asset allocation. On a more positive note, toward the end of the period, investors became less concerned with problems in overseas markets and more focused on the positive state of the U.S. economy. Small-cap stocks started to rebound in response to improved investor sentiment.
Q. HEALTH CARE, CONSTRUCTION & REAL ESTATE AND DURABLES REMAINED OVERWEIGHTED SECTORS RELATIVE TO THE S&P 500 INDEX. WHAT DID YOU LIKE ABOUT THESE INDUSTRIES?
A. The health care weighting, like most of the fund, was focused on small- and mid-cap stocks. Although they didn't do as well as the larger-cap health care stocks, I think many small-cap health care stocks are poised to benefit from a number of new products with the potential to boost profits. I overweighted fund assets in housing construction and consumer durables because I think these areas will continue to benefit from a strong housing market. While concerns of a potential recession hurt this sector at times during the period, many builders and home furnishing companies experienced robust consumer demand. And the stocks rebounded significantly during the period.
Q. WHAT STOCKS PERFORMED WELL FOR THE FUND?
A. Sepracor, a biotechnology and pharmaceutical company, performed extremely well during the period. It was the fund's largest holding as of November 30, and was a huge success as the company's strategy of producing improved versions of existing drugs paid off handsomely. During the period, the company signed significant deals with Eli Lilly to produce an improved version of Prozac and Schering Plough to produce an improved version of Claritin. American Bankers, a specialty property-casualty insurance company, was a solid performer for the fund as well. It produced strong results in its credit-based accident, health and life insurance operations, and received a buy-out offer during the period.
Q. WHAT STOCKS WERE DISAPPOINTMENTS?
A. Unfortunately, a majority of the fund's holdings declined in market value during the period. Again, this was primarily a factor of the fund's focus on small-cap value stocks, which were dramatically sold off during the market's decline in September and October. The biggest disappointment, however, was Cygnus, a biotechnology and drug delivery manufacturer. The launch of its major new product was delayed and a partnership with Becton Dickinson fell apart.
Q. WHAT'S YOUR OUTLOOK OVER THE NEXT SIX MONTHS, HARRIS?
A. We've had a tremendous bounce-back from the market's retreat in October. Yet, with the exception of three interest-rate cuts by the Federal Reserve Board, it doesn't seem much has changed in the global financial environment. We've seen a lot of speculation in the market, and this is usually a bad sign for short-term progress. However, the economic consensus in the U.S. seems to be positive, which can help support the markets, and the basic outlook for small-cap stocks continues to be strong. Many small- and mid-cap stocks are substantially cheaper than the market and, in many cases, they are growing sales and earnings faster than larger-cap stocks. With certain companies, the disparities between large- and small-cap stock valuations are enormous. If the market starts to recognize these opportunities, fund performance should rally.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

HARRIS LEVITON ON
SMALL-CAP VALUE INVESTING:
"As the fund's performance
indicates, it was a difficult period
for the fund's investment style.
Small-cap stocks and those that I
viewed as undervalued relative to
similar situations were out of
favor during the period. In some
cases, there did not seem to be any
fundamental investment reason for
the punishment that certain
small-cap companies experienced
during the market's downturn from
August through October. For
example, companies like Morton's
Restaurant Group saw its stock
price slashed from 20 to 13 in one
day in October even though the
company's business outlook was as
strong as ever and the stock
performed well in previous
recessions.
"While it's impossible to tell when
this trend will reverse, we've seen
huge amounts of money pour into
big stocks, creating a tremendous
valuation disparity between small-
and large-cap stocks. I believe this
trend has unleashed a lot of
opportunities because many solid
companies with bright outlooks
have been overlooked as the
market chose to focus on a small
number of extremely large
companies in the S&P 500 index.
"While it has been a painful period
to stick to my guns, at some point it
seems this trend should change and
reward the small companies that are
selling at 10 times earnings - a low
price-to-earnings ratio in today's
market - but with projected annual
earnings growth at 20%. There's a
number of them out there."
FUND FACTS
GOAL: seeks capital
appreciation by investing
primarily in securities of
companies believed by
Fidelity to involve a "special
situation"
START DATE: December 31,
1983
SIZE: as of November 30,
1998, more than $572 million
MANAGER: Harris Leviton,
since 1996; joined Fidelity in
1986
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF NOVEMBER
30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE STOCKS 6 MONTHS AGO

Sepracor, Inc.                  8.8                      7.1

Cable Design Technology Corp.   4.3                      3.0

AFC Cable Systems, Inc.         4.1                      4.0

Whole Foods Market, Inc.        4.0                      7.7

Harveys Casino Resorts          3.9                      3.4

Foodmaker, Inc.                 3.8                      1.6

Maxim Group, Inc.               3.4                      2.2

USG Corp.                       3.0                      2.8

WMS Industries, Inc.            2.4                      1.1

Midway Games, Inc.              2.3                      1.9

TOP FIVE MARKET SECTORS AS OF
NOVEMBER 30, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

HEALTH                          15.9                     15.4

MEDIA & LEISURE                 13.3                     12.8

DURABLES                        13.0                     11.6

BASIC INDUSTRIES                11.6                     12.8

TECHNOLOGY                      9.1                      9.7


ASSET ALLOCATION (% OF FUND'S
INVESTMENTS)

AS OF NOVEMBER 30, 1998 * AS OF MAY 31, 1998 **
Row: 1, Col: 1, Value: 95.8
Row: 1, Col: 2, Value: 1.3
Row: 1, Col: 3, Value: 2.5
Stocks 98.0%
Bonds 0.8%
Short-term
investments 1.2%
FOREIGN
INVESTMENTS 5.0%
Stocks 96.8%
Bonds 0.7%
Short-term
investments 2.5%
FOREIGN
INVESTMENTS 1.4%
Row: 1, Col: 1, Value: 97.0
Row: 1, Col: 2, Value: 1.3
Row: 1, Col: 3, Value: 2.0
*
**


INVESTMENTS NOVEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.7%

                                 SHARES                    VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.4%

DEFENSE ELECTRONICS - 0.4%

Herley Industries, Inc. (a)       208,666                  $ 2,269,243

BASIC INDUSTRIES - 11.6%

CHEMICALS & PLASTICS - 1.2%

Associated Materials, Inc.        5,000                     55,000

Hanna (M.A.) Co.                  43,300                    608,906

IMC Global, Inc.                  163,600                   3,742,350

Ivex Packaging Corp. (a)          122,500                   2,388,750

                                                            6,795,006

IRON & STEEL - 0.2%

Cold Metal Products, Inc. (a)     128,600                   361,688

Steel Dynamics, Inc. (a)          49,900                    679,888

                                                            1,041,576

METALS & MINING - 9.4%

AFC Cable Systems, Inc. (a)(b)    794,125                   23,525,953

Belden, Inc.                      216,500                   3,653,438

Brush Wellman, Inc.               137,500                   2,217,188

Cable Design Technology Corp.     1,324,850                 24,426,922
(a)

                                                            53,823,501

PACKAGING & CONTAINERS - 0.0%

Silgan Holdings, Inc. (a)         2,400                     66,000

PAPER & FOREST PRODUCTS - 0.8%

ABT Building Products Corp.       147,000                   1,470,000
(a)

Chesapeake Corp.                  21,300                    738,844

Mercer International, Inc.        407,900                   2,434,653

                                                            4,643,497

TOTAL BASIC INDUSTRIES                                      66,369,580

CONSTRUCTION & REAL ESTATE -
7.9%

BUILDING MATERIALS - 4.6%

American Standard Companies,      140,000                   4,795,000
Inc. (a)

Rock of Ages Corp. Class A (a)    172,800                   2,073,600

USG Corp.                         347,700                   17,189,419

York International Corp.          60,000                    2,520,000

                                                            26,578,019

CONSTRUCTION - 3.1%

American Buildings Co. (a)        20,200                    492,375

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

CONSTRUCTION & REAL ESTATE -
CONTINUED

CONSTRUCTION - CONTINUED

Beazer Homes USA, Inc. (a)        173,500                  $ 4,142,313

Butler Manufacturing Co.          47,000                    1,092,750

Engle Homes, Inc.                 202,200                   2,780,250

Lennar Corp.                      97,400                    2,167,150

M/I Schottenstein Homes, Inc.     215,500                   4,700,594

NCI Building Systems, Inc. (a)    58,400                    1,430,800

U.S. Home Corp. (a)               20,100                    640,688

                                                            17,446,920

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

Brandywine Realty Trust           60,000                    1,080,000

TOTAL CONSTRUCTION & REAL                                   45,104,939
ESTATE

DURABLES - 13.0%

AUTOS, TIRES, & ACCESSORIES -
0.8%

Cummins Engine Co., Inc.          53,900                    2,001,038

Navistar International Corp.      110,000                   2,846,250
(a)

                                                            4,847,288

CONSUMER DURABLES - 0.7%

Mikasa, Inc.                      51,800                    563,325

Simpson Manufacturing Co.         89,800                    3,367,500
Ltd. (a)

                                                            3,930,825

CONSUMER ELECTRONICS - 1.7%

Fossil, Inc. (a)                  266,800                   7,387,025

Movado Group, Inc.                102,500                   2,075,625

                                                            9,462,650

HOME FURNISHINGS - 5.6%

Bassett Furniture Industries,     186,800                   4,716,700
Inc.

Furniture Brands                  10,000                    254,375
International, Inc. (a)

Haverty Furniture Companies,      18,100                    352,950
Inc.

Heilig-Meyers Co.                 135,600                   949,200

Ladd Furniture, Inc. (a)          372,400                   6,517,000

Maxim Group, Inc. (a)(b)          999,400                   19,550,763

                                                            32,340,988

TEXTILES & APPAREL - 4.2%

Deckers Outdoor Corp. (a)         361,900                   769,038

Galey & Lord, Inc. (a)            115,800                   1,252,088

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

DURABLES - CONTINUED

TEXTILES & APPAREL - CONTINUED

Maxwell Shoe, Inc. Class A        796,300                  $ 9,456,063
(a)(b)

Mohawk Industries, Inc. (a)       150,000                   5,596,875

Quaker Fabric Corp. (a)           95,000                    665,000

Shaw Industries, Inc.             300,000                   6,075,000

Synthetic Industries, Inc. (a)    15,000                    247,500

                                                            24,061,564

TOTAL DURABLES                                              74,643,315

ENERGY - 2.4%

ENERGY SERVICES - 2.3%

Baker Hughes, Inc.                200,000                   3,662,500

BJ Services Co. (a)               356,800                   4,928,300

Santa Fe International Corp.      300,000                   3,731,250

Smith International, Inc.         40,900                    986,713

                                                            13,308,763

OIL & GAS - 0.1%

Conoco, Inc. Class A (a)          30,000                    710,625

TOTAL ENERGY                                                14,019,388

FINANCE - 1.1%

CREDIT & OTHER FINANCE - 0.1%

Regent Pacific Group Ltd.         5,000,000                 536,003

INSURANCE - 1.0%

American Bankers Insurance        129,800                   5,889,675
Group, Inc.

TOTAL FINANCE                                               6,425,678

HEALTH - 15.9%

DRUGS & PHARMACEUTICALS - 12.9%

Alliance Pharmaceutical Corp.     2,780,100                 10,772,888
(a)(b)

Aviron (a)                        301,600                   6,484,400

Cytyc Corp. (a)                   265,300                   5,256,256

Natrol, Inc. (a)                  80,000                    810,000

Sepracor, Inc. (a)                608,700                   50,522,090

                                                            73,845,634

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 3.0%

Cygnus, Inc. (a)                  856,950                  $ 4,124,072

I-Stat Corp. (a)(b)               834,700                   5,634,225

Oakley, Inc. (a)                  445,700                   4,345,575

Resound Corp. (a)                 567,000                   2,976,750

                                                            17,080,622

TOTAL HEALTH                                                90,926,256

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.1%

Case Corp.                        173,500                   4,207,375

Columbus McKinnon Corp.           221,900                   4,035,806

Compx International, Inc. (a)     133,600                   3,348,350

Gradall Industries, Inc. (a)      200,000                   2,687,500

Hardinge, Inc.                    17,500                    333,594

T B Wood's Corp.                  246,700                   3,392,125

                                                            18,004,750

MEDIA & LEISURE - 13.1%

BROADCASTING - 0.1%

Nielsen Media Research, Inc.      49,500                    742,500
(a)

ENTERTAINMENT - 3.9%

Film Roman, Inc. (a)              55,000                    39,531

Harveys Casino Resorts (b)        829,600                   22,191,800

                                                            22,231,331

LEISURE DURABLES & TOYS - 0.7%

Marvel Enterprises, Inc. (a)      359,300                   2,200,713

Silicon Gaming, Inc. (a)(b)       913,500                   1,769,906

                                                            3,970,619

LODGING & GAMING - 2.4%

WMS Industries, Inc. (b)          1,815,100                 13,499,806

PUBLISHING - 0.6%

Reader's Digest Association,      152,800                   3,676,750
Inc. Class A (non-vtg.)

RESTAURANTS - 5.4%

Foodmaker, Inc. (a)               1,117,700                 21,655,438

Il Fornaio America Corp. (a)      77,700                    592,463

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - CONTINUED

Morton's Restaurant Group,        424,800                  $ 8,442,900
Inc. (a)(b)

NPC International, Inc. (a)       12,600                    143,325

                                                            30,834,126

TOTAL MEDIA & LEISURE                                       74,955,132

NONDURABLES - 6.8%

AGRICULTURE - 0.8%

Saskatchewan Wheat Pool:

Class B (non-vtg.)                478,300                   3,322,719

Class B (non-vtg.) (c)            158,000                   1,097,616

                                                            4,420,335

FOODS - 2.4%

Corn Products International,      453,300                   12,720,731
Inc.

Tomkins PLC                       3,457                     16,009

Vlasic Foods International,       62,200                    1,345,075
Inc. (a)

                                                            14,081,815

HOUSEHOLD PRODUCTS - 2.1%

Church & Dwight Co., Inc.         348,500                   12,045,031

TOBACCO - 1.5%

Philip Morris Companies, Inc.     150,000                   8,390,625

TOTAL NONDURABLES                                           38,937,806

RETAIL & WHOLESALE - 8.7%

APPAREL STORES - 1.1%

Big Dog Holdings, Inc. (a)(b)     1,011,600                 3,161,250

Stage Stores, Inc. (a)            290,000                   3,335,000

                                                            6,496,250

GENERAL MERCHANDISE STORES -
3.1%

Consolidated Stores Corp. (a)     270,000                   5,805,000

Freds, Inc. Class A (b)           607,375                   8,541,211

Stein Mart, Inc. (a)              362,300                   3,113,516

                                                            17,459,727

GROCERY STORES - 4.0%

Whole Foods Market, Inc. (a)      488,600                   22,719,900

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.5%

Brylane, Inc. (a)                 80,000                   $ 1,270,000

Cameron Ashley Building           90,000                    1,147,500
Products, Inc. (a)

Electronics Boutique Holding      35,000                    658,438
Corp. (a)

                                                            3,075,938

TOTAL RETAIL & WHOLESALE                                    49,751,815

SERVICES - 0.7%

PRINTING - 0.5%

Schawk, Inc. Class A              194,000                   2,788,750

SERVICES - 0.2%

Compass International             17,000                    163,625
Services Corp.

Manpower, Inc.                    60,000                    1,335,000

                                                            1,498,625

TOTAL SERVICES                                              4,287,375

TECHNOLOGY - 8.7%

COMMUNICATIONS EQUIPMENT - 0.4%

Premisys Communications, Inc.     162,000                   2,409,750
(a)

COMPUTER SERVICES & SOFTWARE
- 3.8%

Activision, Inc. (a)              125,000                   1,671,875

CompUSA, Inc. (a)                 7,200                     106,650

Cotelligent, Inc. (a)             10,000                    183,125

Eidos PLC sponsored ADR (a)       21,500                    309,063

Electronic Arts, Inc. (a)         30,000                    1,263,750

GT Interactive Software Corp.     513,200                   3,079,200
(a)

Interplay Entertainment Corp.     590,000                   1,198,438
(a)

JDA Software Group, Inc. (a)      66,800                    534,400

Midway Games, Inc. (a)            1,275,359                 12,992,720

Project Software &                2,500                     75,313
Development, Inc. (a)

Titan Corp. (a)                   74,000                    397,750

                                                            21,812,284

COMPUTERS & OFFICE EQUIPMENT
- 1.6%

Performance Technologies,         730,300                   8,946,175
Inc. (a)(b)

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONIC INSTRUMENTS - 0.7%

Optical Coating Laboratories,     6,000                    $ 112,500
Inc.

Varian Associates, Inc.           100,100                   3,960,206

                                                            4,072,706

ELECTRONICS - 2.2%

AVX Corp.                         550,500                   10,700,344

Richardson Electronics Ltd.       238,000                   2,023,000

                                                            12,723,344

TOTAL TECHNOLOGY                                            49,964,259

TRANSPORTATION - 2.1%

AIR TRANSPORTATION - 1.0%

Reno Air, Inc. (a)(b)             784,800                   5,640,750

RAILROADS - 0.5%

Burlington Northern Santa Fe      39,700                    1,349,800
Corp.

Genesee & Wyoming, Inc. Class     118,000                   1,755,250
A (a)

                                                            3,105,050

TRUCKING & FREIGHT - 0.6%

Airborne Freight Corp.            90,000                    2,401,875

SPACEHAB, Inc. (a)                90,000                    776,250

                                                            3,178,125

TOTAL TRANSPORTATION                                        11,923,925

UTILITIES - 0.2%

CELLULAR - 0.2%

Nextel Communications, Inc.       50,000                    1,075,000
Class A (a)

TOTAL COMMON STOCKS                           548,658,461
(Cost $512,197,097)

CONVERTIBLE PREFERRED STOCKS
- 1.1%



FINANCE - 0.1%

CLOSED END INVESTMENT COMPANY
- 0.1%

Readers Digest Automatic          30,000                    725,625
Common Exchange Trust $1.93
TRACES

CONVERTIBLE PREFERRED STOCKS
- CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MEDIA & LEISURE - 0.2%

BROADCASTING - 0.2%

Triathlon Broadcasting Co.        104,080                  $ 1,027,790
$0.945 depository shares DECS

TRANSPORTATION - 0.8%

AIR TRANSPORTATION - 0.8%

Reno Air, Inc. Series A,          170,000                   4,632,500
$7.281 (c)

TOTAL CONVERTIBLE PREFERRED                   6,385,915
STOCKS
(Cost $6,071,985)


CONVERTIBLE BONDS - 0.7%

MOODY'S RATINGS (UNAUDITED)               PRINCIPAL AMOUNT

TECHNOLOGY - 0.4%

ELECTRONICS - 0.4%

Richardson Electronics Ltd.:

7.25% 12/15/06                    B3      $ 404,000                      323,200

8.25% 6/15/06                     B3       1,978,000                     1,740,640

                                                                         2,063,840

TRANSPORTATION - 0.3%

TRUCKING & FREIGHT - 0.3%

SPACEHAB, Inc. 8% 10/15/07 (c)    -        2,500,000                     2,025,000

TOTAL CONVERTIBLE BONDS                                      4,088,840
(Cost $4,560,430)


CASH EQUIVALENTS - 2.5%

                             MATURITY AMOUNT

Investments in repurchase    $ 14,122,059                     14,120,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 11/30/98 due 12/1/98

TOTAL INVESTMENT IN                           $ 573,253,216
SECURITIES - 100%
(Cost $536,949,512)

SECURITY TYPE ABBREVIATIONS
DECS - Dividend Enhanced Convertible
  Stock/Debt Exchangeable for     Common Stock
TRACES - Trust Automatic Common     Exchange Securities
LEGEND
(a) Non-income producing
(b) Affiliated company (see Note 10 of Notes to Financial Statements).
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,755,116 or 1.4% of net assets.
INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $536,978,516. Net unrealized appreciation aggregated $36,274,700, of which $135,390,300 related to appreciated investment securities and $99,115,600 related to depreciated investment securities.
The fund hereby designates approximately $41,876,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 1998

ASSETS

Investment in securities, at                $ 573,253,216
value (including repurchase
agreements of $14,120,000)
(cost $536,949,512) -  See
accompanying schedule

Cash                                         795

Receivable for investments                   5,439,887
sold

Receivable for fund shares                   566,889
sold

Dividends receivable                         261,665

Interest receivable                          113,218

Other receivables                            126,862

 TOTAL ASSETS                                579,762,532

LIABILITIES

Payable for investments        $ 4,469,194
purchased

Payable for fund shares         1,981,356
redeemed

Accrued management fee          165,741

Distribution fees payable       267,534

Other payables and accrued      174,173
expenses

 TOTAL LIABILITIES                           7,057,998

NET ASSETS                                  $ 572,704,534

Net Assets consist of:

Paid in capital                             $ 497,745,143

Accumulated undistributed net                38,653,611
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  36,305,780
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 572,704,534

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 NOVEMBER 30, 1998

CALCULATION OF MAXIMUM             $23.89
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($4,612,687 (divided by)
193,117 shares)

Maximum offering price per         $25.35
share (100/94.25 of $23.89)

CLASS T: NET ASSET VALUE and       $24.23
redemption price per share
 ($443,578,413 (divided by)
18,307,645 shares)

Maximum offering price per         $25.11
share (100/96.50 of $24.23)

CLASS B: NET ASSET VALUE and       $23.69
offering price per share
($101,233,548 (divided by)
4,272,898 shares) A

INITIAL CLASS: NET ASSET           $24.61
VALUE, offering price and
redemption price   per share
($18,471,412 (divided by)
750,438 shares)

INSTITUTIONAL CLASS: NET           $24.17
ASSET VALUE, offering price
and redemption price   per
share ($4,808,474 (divided
by) 198,908 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                               $ 2,960,946
Dividends (including $289,645
received from  affiliated
issuers)

Interest                                         988,931

 TOTAL INCOME                                    3,949,877

EXPENSES

Management fee Basic fee         $ 3,718,524

 Performance adjustment           (1,343,174)

Transfer agent fees               1,316,481

Distribution fees                 3,564,769

Accounting fees and expenses      341,818

Non-interested trustees'          1,792
compensation

Custodian fees and expenses       35,154

Registration fees                 86,513

Audit                             36,021

Legal                             6,876

Interest                          1,220

Miscellaneous                     54,237

 Total expenses before            7,820,231
reductions

 Expense reductions               (56,980)       7,763,251

NET INVESTMENT INCOME (LOSS)                     (3,813,374)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            39,751,777
(including realized gain of
$324,211  on sales of
investments in affiliated
issuers)

 Foreign currency transactions    107,822        39,859,599

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (66,258,377)

 Assets and liabilities in        8,545          (66,249,832)
foreign currencies

NET GAIN (LOSS)                                  (26,390,233)

NET INCREASE (DECREASE) IN                      $ (30,203,607)
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED NOVEMBER 30, 1998  ELEVEN MONTHS ENDED NOVEMBER  YEAR ENDED DECEMBER 31, 1996
                                                             30, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (3,813,374)                 $ (2,081,517)                 $ 5,065,025
income (loss)

 Net realized gain (loss)       39,859,599                    73,741,589                    101,103,020

 Change in net unrealized       (66,249,832)                  70,136,543                    (96,084,415)
appreciation  (depreciation)

 NET INCREASE (DECREASE) IN     (30,203,607)                  141,796,615                   10,083,630
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders

 From net investment income     -                             -                             (5,501,432)

 From net realized gain         (55,555,575)                  (23,306,698)                  (70,113,368)

 TOTAL DISTRIBUTIONS            (55,555,575)                  (23,306,698)                  (75,614,800)

Share transactions -  net       (9,889,615)                   (172,192,655)                 36,171,237
increase (decrease)

  TOTAL INCREASE (DECREASE)     (95,648,797)                  (53,702,738)                  (29,359,933)
IN    NET ASSETS

NET ASSETS

 Beginning of period            668,353,331                   722,056,069                   751,416,002

 End of period (including      $ 572,704,534                 $ 668,353,331                 $ 722,056,069
undistributed   net
investment income of $0, $0
 and $1,667,423,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEAR ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.51                  $ 22.51                       $ 23.48
period

Income from Investment
Operations

 Net investment income (loss)     (.14)                    (.13)                         .08
E

 Net realized and unrealized      (1.09)                   6.00                          1.26
gain (loss)

 Total from investment            (1.23)                   5.87                          1.34
operations

Less Distributions

 From net investment income       -                        -                             (.37)

 From net realized gain           (2.39)                   (.87)                         (1.94)

 Total distributions              (2.39)                   (.87)                         (2.31)

Net asset value, end of period   $ 23.89                  $ 27.51                       $ 22.51

TOTAL RETURN B, C                 (4.45)%                  26.96%                        5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,613                  $ 2,309                       $ 638
(000 omitted)

Ratio of expenses to average      1.24% G                  1.49% A, G                    .99% A, D
net assets

Ratio of expenses to average      1.23% H                  1.47% A, H                    .97% A, H
net assets after  expense
reductions

Ratio of net investment           (.59)%                   (.59)% A                      1.00% A
income (loss) to average net
assets

Portfolio turnover                64%                      61% A                         151%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
E NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO DECEMBER 31, 1996.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.78                  $ 22.69                       $ 24.88                   $ 18.70
period

Income from Investment
Operations

 Net investment income (loss)     (.13) D                  (.07) D                       .17 D                     .39

 Net realized and unrealized      (1.10)                   6.03                          .18                       6.73
gain (loss)

 Total from investment            (1.23)                   5.96                          .35                       7.12
operations

Less Distributions

 From net investment income       -                        -                             (.19)                     (.39)

 From net realized gain           (2.32)                   (.87)                         (2.35)                    (.55)

 Total distributions              (2.32)                   (.87)                         (2.54)                    (.94)

Net asset value, end of period   $ 24.23                  $ 27.78                       $ 22.69                   $ 24.88

TOTAL RETURN B, C                 (4.40)%                  27.15%                        1.53%                     38.16%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 443,578                $ 529,043                     $ 560,645                 $ 619,993
(000 omitted)

Ratio of expenses to average      1.16%                    1.24% A                       1.28%                     1.61%
net assets

Ratio of expenses to average      1.15% F                  1.23% A, F                    1.27% F                   1.61%
net assets after  expense
reductions

Ratio of net investment           (.53)%                   (.29)% A                      .70%                      1.90%
income (loss) to average
net assets

Portfolio turnover                64%                      61% A                         151%                      142%



                                 THREE MONTHS ENDED DECEMBER 31,  YEARS ENDED SEPTEMBER 30,


                                 1994                             1994                       1993

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.96                          $ 22.52                    $ 19.53
period

Income from Investment
Operations

 Net investment income (loss)     .10 D                            .39 D                      .33

 Net realized and unrealized      (.75)                            (.81)                      4.44
gain (loss)

 Total from investment            (.65)                            (.42)                      4.77
operations

Less Distributions

 From net investment income       (.35)                            (.43)                      (.57)

 From net realized gain           (.26)                            (1.71)                     (1.21)

 Total distributions              (.61)                            (2.14)                     (1.78)

Net asset value, end of period   $ 18.70                          $ 19.96                    $ 22.52

TOTAL RETURN B, C                 (3.26)%                          (2.24)%                    26.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 375,691                        $ 385,349                  $ 269,833
(000 omitted)

Ratio of expenses to average      1.73% A, E                       1.85%                      1.57% G
net assets

Ratio of expenses to average      1.73% A                          1.84% F                    1.57%
net assets after  expense
reductions

Ratio of net investment           2.03% A                          1.89%                      2.06%
income (loss) to average
net assets

Portfolio turnover                228% A                           159%                       183%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
G INCLUDES REIMBURSEMENT OF $.03 PER SHARE FOR ADJUSTMENTS TO PRIOR
PERIOD'S FEES.

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.23                  $ 22.36                       $ 24.56                   $ 18.57
period

Income from Investment
Operations

 Net investment income (loss)     (.27) D                  (.18) D                       .04 D                     .38

 Net realized and unrealized      (1.07)                   5.92                          .18                       6.54
gain (loss)

 Total from investment            (1.34)                   5.74                          .22                       6.92
operations

Less Distributions

 From net investment income       -                        -                             (.07)                     (.38)

 From net realized gain           (2.20)                   (.87)                         (2.35)                    (.55)

 Total distributions              (2.20)                   (.87)                         (2.42)                    (.93)

Net asset value, end of period   $ 23.69                  $ 27.23                       $ 22.36                   $ 24.56

TOTAL RETURN B, C                 (4.94)%                  26.55%                        1.00%                     37.35%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 101,234                $ 109,646                     $ 98,535                  $ 87,566
(000 omitted)

Ratio of expenses to average      1.71%                    1.78% A                       1.80%                     2.11%
net assets

Ratio of expenses to average      1.70% F                  1.77% A, F                    1.79% F                   2.10% F
net assets after expense
reductions

Ratio of net investment           (1.07)%                  (.84)% A                      .18%                      1.40%
income (loss) to average net
assets

Portfolio turnover                64%                      61% A                         151%                      142%



                                 THREE MONTHS ENDED DECEMBER 31,  YEAR ENDED SEPTEMBER 30,


                                 1994                             1994 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 19.98                          $ 19.65
period

Income from Investment
Operations

 Net investment income (loss)     .06 D                            .05 D

 Net realized and unrealized      (.74)                            .28
gain (loss)

 Total from investment            (.68)                            .33
operations

Less Distributions

 From net investment income       (.47)                            -

 From net realized gain           (.26)                            -

 Total distributions              (.73)                            -

Net asset value, end of period   $ 18.57                          $ 19.98

TOTAL RETURN B, C                 (3.41)%                          1.68%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,090                         $ 8,824
(000 omitted)

Ratio of expenses to average      2.58% A                          2.63% A, G
net assets

Ratio of expenses to average      2.53% A, F                       2.63% A
net assets after expense
reductions

Ratio of net investment           1.22% A                          1.11% A
income (loss) to average net
assets

Portfolio turnover                228% A                           159%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 30, 1994 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO SEPTEMBER 30, 1994.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 28.19                  $ 22.90                       $ 25.10                   $ 18.86
period

Income from Investment
Operations

 Net investment income (loss)     (.02) D                  .04 D                         .28 D                     .50

 Net realized and unrealized      (1.12)                   6.12                          .19                       6.79
gain (loss)

 Total from investment            (1.14)                   6.16                          .47                       7.29
operations

Less Distributions

 From net investment income       -  F                     -                             (.32)                     (.50)

 From net realized gain           (2.44) F                 (.87)                         (2.35)                    (.55)

 Total distributions              (2.44)                   (.87)                         (2.67)                    (1.05)

Net asset value, end of period   $ 24.61                  $ 28.19                       $ 22.90                   $ 25.10

TOTAL RETURN B, C                 (3.98)%                  27.79%                        2.00%                     38.75%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 18,471                 $ 21,792                      $ 20,406                  $ 23,428
(000 omitted)

Ratio of expenses to average      .70%                     .77% A                        .82%                      1.04%
net assets

Ratio of expenses to average      .69% E                   .76% A, E                     .81% E                    1.03% E
net assets after  expense
reductions

Ratio of net investment           (.06)%                   .18% A                        1.16%                     2.47%
income (loss) to average
net assets

Portfolio turnover                64%                      61% A                         151%                      142%



                                 THREE MONTHS ENDED DECEMBER 31,  YEARS ENDED SEPTEMBER 30,


                                 1994                             1994                       1993

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 20.23                          $ 22.72                    $ 19.72
period

Income from Investment
Operations

 Net investment income (loss)     .13 D                            .54 D                      .45

 Net realized and unrealized      (.74)                            (.81)                      4.46
gain (loss)

 Total from investment            (.61)                            (.27)                      4.91
operations

Less Distributions

 From net investment income       (.50)                            (.51)                      (.70)

 From net realized gain           (.26)                            (1.71)                     (1.21)

 Total distributions              (.76)                            (2.22)                     (1.91)

Net asset value, end of period   $ 18.86                          $ 20.23                    $ 22.72

TOTAL RETURN B, C                 (3.02)%                          (1.51)%                    26.98%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 17,583                         $ 18,850                   $ 20,707
(000 omitted)

Ratio of expenses to average      1.14% A                          1.15%                      .89% G
net assets

Ratio of expenses to average      1.11% A, E                       1.14% E                    .89%
net assets after  expense
reductions

Ratio of net investment           2.65% A                          2.60%                      2.74%
income (loss) to average
net assets

Portfolio turnover                228% A                           159%                       183%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE FORMER ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
G INCLUDES REIMBURSEMENT OF $.03 PER SHARE FOR ADJUSTMENTS TO PRIOR
PERIOD'S FEES.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 YEAR ENDED NOVEMBER 30,  ELEVEN MONTHS ENDED NOVEMBER  YEARS ENDED DECEMBER 31,
                                                          30,

                                 1998                     1997                          1996                      1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 27.63                  $ 22.57                       $ 24.80                   $ 22.35
period

Income from Investment
Operations

 Net investment income (loss)     (.05) D                  (.05) D                       .29 D                     .55

 Net realized and unrealized      (1.10)                   5.98                          .17                       3.00
gain (loss)

 Total from investment            (1.15)                   5.93                          .46                       3.55
operations

Less Distributions

 From net investment income       -                        -                             (.34)                     (.55)

 From net realized gain           (2.31)                   (.87)                         (2.35)                    (.55)

 Total distributions              (2.31)                   (.87)                         (2.69)                    (1.10)

Net asset value, end of period   $ 24.17                  $ 27.63                       $ 22.57                   $ 24.80

TOTAL RETURN B, C                 (4.12)%                  27.16%                        1.99%                     15.96%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 4,808                  $ 5,564                       $ 41,832                  $ 20,429
(000 omitted)

Ratio of expenses to average      .85%                     1.06% A                       .78%                      .97% A
net assets

Ratio of expenses to average      .84% F                   1.05% A, F                    .76% F                    .96% A, F
net assets after expense
reductions

Ratio of net investment           (.20)%                   (.21)% A                      1.21%                     2.55% A
income (loss) to average net
assets

Portfolio turnover                64%                      61% A                         151%                      142%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1995.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Strategic Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $398,205,340 and $472,562,122, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .38% of average net assets after the performance adjustment.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares, except for the Initial Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 8,709      $ 293

CLASS T    2,460,259    36,762

CLASS B    1,095,801    822,641

          $ 3,564,769  $ 859,696

Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the
Plans:
CLASS A               $ 2,539

CLASS T                124,790

CLASS B                66,981

INSTITUTIONAL CLASS    5,422

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. The 3.50% front-end sales charge on the sale of shares of the Initial Class was eliminated effective September 30, 1998. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC are paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
                PAID TO FDC  RETAINED BY FDC

CLASS A         $ 70,878     $ 17,322

CLASS T          243,044      72,427

CLASS B          232,999      232,999*

INITIAL CLASS    11           0

                $ 546,932    $ 322,748

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B and Institutional Class. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:
                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 12,836     .37

CLASS T                 990,228     .20

CLASS B                 267,239     .24

INITIAL CLASS           36,157      .18

INSTITUTIONAL CLASS     10,021      .21

                       $ 1,316,481

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $189,248 for the period.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $3,434,000 and $2,447,000, respectively. The weighted average interest rate was 5.98%.
6. EXPENSE REDUCTIONS.
FMR agreed to reimburse certain transfer agent, registration and other class specific expenses for Class A. For the period, the reimbursement reduced these expenses by $639.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $44,575 under this arrangement.
6. EXPENSE REDUCTIONS - CONTINUED
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $11,766 under the custodian arrangement.
7. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:

                            YEAR ENDED NOVEMBER 30, 1998  ELEVEN MONTHS ENDED NOVEMBER  YEAR ENDED DECEMBER 31, 1996A
                                                          30, 1997

FROM NET INVESTMENT INCOME

Class A                     $ -                           $ -                           $ 9,050

Class T                      -                             -                             4,356,302

Class B                      -                             -                             291,486

Initial Class                -                             -                             263,298

Institutional Class          -                             -                             581,296

Total                       $ -                           $ -                           $ 5,501,432

FROM NET REALIZED GAIN

Class A                     $ 203,594                     $ 23,625                      $ 47,453

Class T                      44,119,122                    18,646,131                    54,934,732

Class B                      8,992,409                     3,715,981                     9,460,141

Initial Class                1,877,364                     742,870                       1,978,165

Institutional Class          363,086                       178,091                       3,692,877

Total                       $ 55,555,575                  $ 23,306,698                  $ 70,113,368

                            $ 55,555,575                  $ 23,306,698                  $ 75,614,800


A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996
(COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1996.
8. SHARE TRANSACTIONS.
Share transactions for each class of shares were as follows:

                                SHARES                                     DOLLARS

                                YEAR ENDED    ELEVEN MONTHS  YEAR ENDED    YEAR ENDED      ELEVEN MONTHS    YEAR ENDED
                                NOVEMBER 30,  ENDED          DECEMBER 31,  NOVEMBER 30,    ENDED            DECEMBER 31,
                                              NOVEMBER 30,                                 NOVEMBER 30,

                                1998          1997           1996A         1998            1997             1996A

CLASS A Shares sold              149,962       76,361         26,335       $ 3,743,916     $ 2,031,528      $ 633,035

Reinvestment of distributions    8,353         1,056          2,536         200,346         23,641           56,498

Shares redeemed                  (49,135)      (21,820)       (531)         (1,208,504)     (573,832)        (12,990)

Net increase (decrease)          109,180       55,597         28,340       $ 2,735,758     $ 1,481,337      $ 676,543

CLASS T Shares sold              4,972,644     4,958,455      7,239,477    $ 126,364,372   $ 130,988,939    $ 173,637,131

Reinvestment of distributions    1,556,391     703,010        2,215,089     37,826,161      15,866,760       50,421,264

Shares redeemed                  (7,262,586)   (11,331,592)   (9,664,112)   (182,732,848)   (272,275,129)    (231,598,779)

Net increase (decrease)          (733,551)     (5,670,127)    (209,546)    $ (18,542,315)  $ (125,419,430)  $ (7,540,384)

CLASS B Shares sold              933,371       688,069        1,826,263    $ 23,549,084    $ 17,176,282     $ 43,251,259

Reinvestment of distributions    346,309       155,073        422,830       8,275,545       3,443,078        9,473,517

Shares redeemed                  (1,032,851)   (1,224,149)    (1,407,472)   (25,089,860)    (28,636,853)     (33,157,193)

Net increase (decrease)          246,829       (381,007)      841,621      $ 6,734,769     $ (8,017,493)    $ 19,567,583

INITIAL CLASS Shares sold        2,933         11,023         7,958        $ 75,101        $ 294,010        $ 193,575

Reinvestment of distributions    68,311        29,056         86,899        1,679,237       663,041          1,996,834

Shares redeemed                  (93,899)      (157,998)      (137,073)     (2,355,583)     (3,820,330)      (3,325,386)

Net increase (decrease)          (22,655)      (117,919)      (42,216)     $ (601,245)     $ (2,863,279)    $ (1,134,977)

INSTITUTIONAL CLASS Shares       220,720       875,537        1,132,115    $ 5,783,275     $ 23,872,028     $ 27,291,041
sold

Reinvestment of distributions    11,710        6,165          182,073       283,206         138,401          4,097,341

Shares redeemed                  (234,866)     (2,533,710)    (284,588)     (6,283,063)     (61,384,219)     (6,785,910)

Net increase (decrease)          (2,436)       (1,652,008)    1,029,600    $ (216,582)     $ (37,373,790)   $ 24,602,472


A SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1996.
9. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                      REGISTRATION FEES

CLASS A               $ 7,239

CLASS T                42,699

CLASS B                14,360

INITIAL CLASS          13,418

INSTITUTIONAL CLASS    8,797

                      $ 86,513

10. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
AFC Cable Systems, Inc.  $ 255,000 $ - $ - $ 23,525,953
Alliance Pharmaceutical Corp.   4,676,301  -  -  10,772,888
Big Dog Holdings, Inc.   1,935,650  -  -  3,161,250
Deckers Outdoor Corp.   -  1,269,282  -  -
Freds, Inc. Class A   132,500  539,500  123,725  8,541,211
Harveys Casino Resorts   -  -  165,920  22,191,800
Herley Industries, Inc.   -  -  -  -
I-Stat Corp.   1,372,488  -  -  5,634,225
Just Toys, Inc.   -  60,000  -  -
Maxim Group, Inc.   853,105  -  -  19,550,763
Maxwell Shoe Co., Inc. Class A   1,072,500  223,125  -  9,456,063
MicroProse, Inc.   104,650  6,425,590  -  -
Morton's Restaurant Group, Inc.   260,875  -  -  8,442,900
People's Choice TV Corp.   -  690,000  -  -
Performance Technologies, Inc.   3,376,351  130,313  -  8,946,175
Reno Air, Inc.   -  1,838,749  -  5,640,750
Rock of Ages Corp. Class A   -  -  -  -
Silicon Gaming, Inc.   3,771,150  3,959,529  -  1,769,906
WMS Industries, Inc.   1,954,181  111,801  -  13,499,806
Whole Foods Market, Inc .  -  5,665,957  -  -
TOTALS  $ 19,764,751 $ 20,913,846 $ 289,645 $ 141,133,690
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Strategic Opportunities Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Strategic Opportunities (a fund of Fidelity Advisor Series I) at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Strategic Opportunities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Strategic Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:


INSTITUTIONAL CLASS
CLASS A
PAY DATE 12/22/97 1/5/98 12/21/98 1/11/99
RECORD DATE 12/19/97 1/2/98 12/18/98 1/8/99
SHORT-TERM
CAPITAL GAINS $1.01 $.03 - -
LONG-TERM
CAPITAL GAINS $1.15 $.12 $.50 $.68
LONG-TERM
CAPITAL GAIN PERCENTAGES:
 28% rate 53.70% - - -
 20% rate 46.30% 100% 100% 100%

A total of 7% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Harris Leviton, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified
 International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant
 Growth Fund
SM
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement
Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Funds

(registered trademark)